UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

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BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

February 9, 2018

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at 3:00 p.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of BLJ: You and the common shareholders of BLJ are being asked to vote as a single class on a proposal to approve the reorganization of BLJ into the Acquiring Fund (the “BLJ Reorganization”), a Fund with substantially similar (but not identical) investment objectives, investment policies and investment restrictions. In addition, you are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization.

Preferred Shareholders of BNJ: You and the common shareholders of BNJ are being asked to vote as a single class on a proposal to approve the reorganization of BNJ into the Acquiring Fund (the “BNJ Reorganization”), a Fund with substantially similar (but not identical) investment objectives, investment policies and investment restrictions. In addition, you are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLJ Reorganization and the BNJ Reorganization (each, a “Reorganization”). In addition, you are being asked to vote as a separate class on a proposal to approve each Reorganization.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate Joint Proxy Statement/Prospectus with respect to the proposals described above.

The Board of Trustees or Board of Directors, as applicable, of each Fund believes that the proposal that the preferred shareholders of its Fund is being asked to vote upon are in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of the methods described above, you may be called by Georgeson, LLC, the Funds’ proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

February 9, 2018

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective date (the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to (i) the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ; (ii) the holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ; and (iii) the holders of VRDP Shares of the Acquiring Fund. Each of BLJ, BNJ and the Acquiring Fund is separately soliciting the votes of its holders of common shares of beneficial interest or shares of common stock, as applicable (“Common Shares” and together with the VRDP Shares of BLJ and MYJ, and the VMTP Shares of BNJ, the “Shares”) through a separate Joint Proxy Statement/Prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ): You and the common shareholders of BLJ are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “BLJ Reorganization Agreement”) between BLJ and the Acquiring Fund, pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BLJ, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

You are also being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law (the “BLJ Reorganization”).

Preferred Shareholders of BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ): You and the common shareholders of BNJ are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “BNJ Reorganization Agreement,” and together with the BLJ Reorganization Agreement, the “Reorganization Agreements”) between BNJ and the Acquiring Fund. If the BNJ Reorganization Agreement is approved, prior to the Closing Date of the BNJ Reorganization (as defined herein), it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BNJ, and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

You are also being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

Preferred Shareholders of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

You are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

The transactions contemplated by each Reorganization Agreement, including an Issuance, are referred to herein as a “Reorganization” and collectively, the “Reorganizations.” The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganizations.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Trustees or Board of Directors, as applicable (each, a “Board” and each member thereof, a “Board Member”), of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have substantially similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)	lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund and giving effect to the Voluntary Waiver, defined below, which may be reduced or discontinued at any time;

(ii)	improved earnings yield on NAV for common shareholders of each Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization Agreement(s) or the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations.

To the extent that only one of the Reorganizations is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will holders of Preferred Shares be affected by the Reorganizations?

A:	As of the date of the enclosed Proxy Statement, BLJ and the Acquiring Fund each have VRDP Shares outstanding and BNJ has VMTP Shares outstanding. As of January 19, 2018, BLJ had 187 Series W-7 VRDP Shares outstanding, BNJ had 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund had 1,022 Series W-7 VRDP Shares outstanding. Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares pursuant to the VMTP Refinancing. In connection with the Reorganizations, and assuming that the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, portfolio managers, officers and trustees. BLJ and BNJ are each organized as a Delaware statutory trust and the Acquiring Fund is organized as a Maryland corporation. Because the Acquiring Fund is organized as a Maryland corporation, shareholders of BLJ and BNJ will become shareholders of a Maryland corporation rather than shareholders of a Delaware statutory trust if the Reorganizations are completed. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Proxy Statement under the heading “Governing Law.”

Each of the Acquiring Fund and BNJ has its Common Shares listed on the NYSE and BLJ has its Common Shares listed on the NYSE American. The Acquiring Fund and BLJ each has privately placed VRDP Shares outstanding. BNJ has privately placed VMTP Shares outstanding. Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective. The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. Interest may be includable in taxable income for the purposes of the federal alternative minimum tax with respect to each of BLJ, BNJ and the Acquiring Fund.

New Jersey Municipal Bonds. Below is a comparison of each Fund’s policies with respect to municipal bonds, the interest of which is exempt from federal income tax and New Jersey gross income tax.

BLJ	BNJ	The Acquiring Fund (MYJ)
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax.

Investment Grade Securities. Below is a comparison of each Fund’s policy with respect to investment grade securities.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.	Same as BLJ	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities.

Bond Maturity. Below is a comparison of each Fund’s policy with respect to bond maturity.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	Same as BLJ	The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years.

Leverage. Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 19, 2018, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of January 19, 2018, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of January 19, 2018, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of January 19, 2018.

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	294%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.96%	33.33%	30.94%	31.37%	31.78%	31.99%
Effective Leverage Ratio(2)	40.56%	40.49%	39.57%	39.70%	39.89%	39.95%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

It is not anticipated that there will be any significant disposition of any Fund’s portfolio holdings as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Q:	How will the Reorganizations be effected?

A:	Assuming each Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund will acquire substantially all of BLJ’s and BNJ’s assets and assume substantially all of BLJ’s and BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of BLJ and BNJ (although cash may be distributed in lieu of fractional Common Shares). BLJ and BNJ will then terminate their registration under the 1940 Act and liquidate, dissolve and terminate in accordance with their respective Agreement and Declaration of Trust and Delaware law. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Shareholders of BLJ and BNJ will become shareholders of the Acquiring Fund. Common shareholders of BLJ and BNJ will receive newly issued Common Shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of BLJ and BNJ such shareholders held immediately prior to the Closing Date (although common shareholders of BLJ and BNJ may receive cash for fractional Common Shares). The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganizations.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their BLJ and BNJ Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q:	What shareholder approvals are required to complete the Reorganizations?

A:	The BLJ Reorganization is contingent upon the following approvals:

1.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law, by BLJ’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of the BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law, by BLJ VRDP Holders voting as a separate class;

3.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BLJ Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BNJ Reorganization is contingent upon the following approvals or actions:

1.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law, by BNJ’s common shareholders and VMTP Holders voting as a single class;

2.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law, by BNJ VMTP Holders voting as a separate class;

3.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BNJ Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

5.	The completion of the VMTP Refinancing.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

If the requisite shareholder approvals for a Reorganization is not obtained, the Board of the Fund for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of BLJ or BNJ will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLJ, BNJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	The rules of the New York Stock Exchange (on which the Acquiring Fund Common Shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	How do I vote my proxy?

A:	Shareholders of record of each Fund as of the close of business on January 29, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or in person at the Special Meeting.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

If you plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of January 29, 2018. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, LLC, the Funds’ proxy solicitor, at 1-866-328-5445.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2018

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ) (“BLJ”), BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ) (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Acquiring Fund,” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at 3:00 p.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLJ:

Proposal 1(A): The holders of common shares of beneficial interest or shares of common stock, as applicable (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and the Acquiring Fund (the “BLJ Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, of BLJ, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of BLJ are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law.

For Shareholders of BNJ:

Proposal 1(C): The holders of Common Shares and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and the Acquiring Fund (the “BNJ Reorganization Agreement”). If the BNJ Reorganization Agreement is approved, prior to the effective date of the BNJ Reorganization (defined herein), it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the effective date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the effective date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BNJ, and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(D): The holders of BNJ’s VMTP Shares are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(a): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BLJ Reorganization Agreement.

Proposal 2(b): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BNJ Reorganization Agreement.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Shareholders of record of each Fund as of the close of business on January 29, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C) and Proposal 2 through a Joint Proxy Statement/Prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on Proposal 1 and Proposal 2 through a separate Proxy Statement and not through the Joint Proxy Statement/Prospectus.

The officers, directors or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF TRUSTEES OR DIRECTORS, AS APPLICABLE, (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF BLJ UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF BLJ CAST THEIR VOTE:

•	FOR THE BLJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

THE BOARD OF BNJ UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF BNJ CAST THEIR VOTE:

•	FOR THE BNJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

•	FOR THE REORGANIZATION AGREEMENTS AS DESCRIBED IN THE PROXY STATEMENT.

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE BLJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE BNJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

February 9, 2018

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE

OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-29574

SPECIAL MEETING OF SHAREHOLDERS

MARCH 28, 2018

PROXY STATEMENT

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement (the “Proxy Statement”) is furnished to you as a holder of (i) Variable Rate Demand Preferred Shares (“VRDP Shares”) of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ) (“BLJ”); and/or (ii) Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ) (“BNJ”); and/or (iii) VRDP Shares of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at 3:00 p.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees or Board of Directors, as applicable, of your Fund (the “Board”) recommends that you vote your preferred shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is February 9, 2018. It is expected that the effective date (the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLJ:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and the Acquiring Fund (the “BLJ Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to BLJ’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of BLJ are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law (the “BLJ Reorganization”).

For Shareholders of BNJ:

Proposal 1(C): The holders of Common Shares and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and the Acquiring Fund (the “BNJ Reorganization Agreement”). If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and VRDP Holders, respectively, of BNJ (although cash may be distributed in lieu of fractional Common Shares), and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(D): The holders of BNJ’s VMTP Shares (“VMTP Holders”) are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BLJ Reorganization Agreement (the “BLJ Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BNJ Reorganization Agreement (the “BNJ Issuance” and together with the BLJ Issuance, each, an “Issuance”).

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

The Board of each Fund has determined that including these proposals in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about February 9, 2018.

Shareholders of record of each Fund as of the close of business on January 29, 2018 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each Common Share, VRDP Share or VMTP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares or VMTP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate Joint Proxy Statement/Prospectus and not through this Proxy Statement.

Each Reorganization Agreement that BLJ or BNJ shareholders are being asked to consider involves transactions, including an Issuance, that will be referred to in this Proxy Statement as each, a “Reorganization” and collectively, the “Reorganizations.” The Fund surviving the Reorganizations is referred to herein as the “Combined Fund.”

BLJ and BNJ are each organized as a Delaware statutory trust. The Acquiring Fund is organized as a Maryland corporation. Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have substantially similar (but not identical) investment objectives, investment policies and investment restrictions.

In the Reorganizations, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued

Common Shares and VRDP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to BLJ and BNJ shareholders (although cash may be distributed in lieu of fractional Common Shares) and each of BLJ and BNJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the effective date of the Reorganizations (the “Closing Date”). The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals for a Reorganization are not obtained, the Board of the Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s Shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Georgeson, LLC, the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Common Shares of BlackRock MuniYield New Jersey Fund, Inc. are listed on the NYSE under the ticker symbol “MYJ” and will continue to be so listed after the completion of the Reorganizations. The Common Shares of BlackRock New Jersey Municipal Bond Trust are listed on the NYSE American under the ticker symbol “BLJ” and the Common Shares of BlackRock New Jersey Municipal Income Trust are listed on the NYSE under the ticker symbol “BNJ.” The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganizations are expected to be issued only to holders of VRDP Shares of BLJ and/or BNJ that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to restrictions on transfer.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your Shares to be voted, your Shares will be voted “FOR” each proposal. If your Shares are held through a broker, you must provide voting instructions to your broker about how to vote your Shares in order for your broker to vote your Shares as you instruct at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING

TO BE HELD ON MARCH 28, 2018

The Proxy Statement is available at https://www.proxy-direct.com/blk-29574

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Reorganizations	Assuming all of the Reorganizations receive the requisite shareholder approvals and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to BLJ and BNJ shareholders (although cash may be distributed in lieu of fractional Common Shares) and each of BLJ and BNJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

If the BNJ Reorganization Agreement is approved, prior to the Closing Date, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the

VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

On the Closing Date of the Reorganizations, each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Fund’s VRDP Shares as of the Closing Date of the Reorganization.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares and, with respect to the BNJ Reorganization, subject to the completion of the VMTP Refinancing prior to the Closing Date of the BNJ Reorganization, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Each Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the respective Target Fund will continue to operate as a standalone Delaware statutory trust and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

Background and Reasons for the Reorganizations	The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have substantially similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser and portfolio management team.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund and giving effect to the Voluntary Waiver, defined below, which may be reduced or discontinued at any time; (ii) improved earnings yield on net asset value (“NAV”) for common shareholders of each Fund; (iii) improved secondary market trading of the Common Shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the trustees or directors, as applicable (“Board Members”), who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Net and Managed Assets	As of January 19, 2018, BLJ had approximately $36.4 million in net assets and approximately $61.2 million in managed assets, BNJ had approximately $118.2 million in net assets and approximately $198.6 million in managed assets and the Acquiring Fund had approximately $228.1 million in net assets and approximately $377.4 million in managed assets.

Preferred Shares	As of January 19, 2018, BLJ had 187 Series W-7 VRDP Shares outstanding, BNJ had 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund had 1,022 Series W-7 VRDP Shares outstanding.

For the fiscal year ended July 31, 2017, the annualized dividend rate for the VRDP Shares of the Acquiring Fund was 1.61%. For the fiscal year ended August 31, 2017, the annualized dividend rate for the VRDP Shares of BLJ was 1.64%. For the fiscal year ended July 31, 2017, the annualized dividend rate for the VMTP Shares of BNJ was 1.63%.

Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. In connection with the Reorganizations, and assuming that the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund

VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Fund’s VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the

Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Appraisal Rights	Preferred shareholders of BLJ and BNJ do not have appraisal rights for their respective preferred shares because the Funds are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights.

U.S. Federal Income Tax Consequences of the Reorganizations	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Fund Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	BLJ and BNJ are each organized as a statutory trust under the laws of the State of Delaware. The Acquiring Fund is organized as a Maryland corporation. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

BNJ and the Acquiring Fund have a July 31 fiscal year end. BLJ has an August 31 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “MYJ.” BLJ Common Shares are listed on NYSE American as “BLJ.”

BNJ Common Shares are listed on the NYSE as “BNJ.”

Each of BLJ and the Acquiring Fund has VRDP Shares outstanding and BNJ has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective:

The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax.

The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. Interest may be includable in taxable income for the purposes of the federal alternative minimum tax with respect to each of BLJ, BNJ and the Acquiring Fund.

New Jersey Municipal Bonds:

For BLJ, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed

Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

For BNJ, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.

For the Acquiring Fund, the Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”).

Investment Grade Securities:

For BLJ and BNJ, each Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Funds may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.

For the Acquiring Fund, under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities.

Bond Maturity:

For BLJ and BNJ, each Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, each Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

For the Acquiring Fund, the Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor.

Leverage:

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 19, 2018, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of January 19, 2018, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of January 19, 2018, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of January 19, 2018.

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	294%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.96%	33.31%	30.94%	31.37%	31.78%	31.99%
Effective Leverage Ratio(2)	40.56%	40.49%	39.57%	39.70%	39.89%	39.95%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr. After the Reorganizations, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.
Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
VMTP Redemption and Paying Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

PROPOSAL 1 – THE REORGANIZATIONS OF THE FUNDS

The Reorganizations seek to combine three funds that have the same investment adviser, the same portfolio managers, the same Board Members, and substantially similar (but not identical) investment objectives, investment policies and investment restrictions.

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A) provides for the Acquiring Fund’s acquisition of substantially all of the assets of BLJ and BNJ and assumption of substantially all of the liabilities of BLJ and BNJ in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. Each of BLJ and BNJ will distribute Acquiring Fund Shares received by it pro rata to BLJ or BNJ shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to BLJ or BNJ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of BLJ and BNJ and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of BLJ and BNJ will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BLJ or BNJ Common Shares and sell the resulting whole Common Shares on the NYSE or NYSE American, as applicable, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the BLJ or BNJ Common Share certificates. See “—Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by BLJ and BNJ common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BLJ and BNJ VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such BLJ and BNJ VRDP Holder.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ, BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

If the BNJ Reorganization Agreement is approved by BNJ shareholders, prior to the Closing Date of the BNJ Reorganization, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares. The BNJ VRDP Shares that will be issued in connection with the VMTP Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent as the outstanding Acquiring Fund VRDP Shares. However, the mandatory redemption date of the BNJ VRDP Shares may be different from the mandatory redemption date of the Acquiring Fund VRDP Shares. The BNJ VRDP Shares will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund VRDP Shares, including the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of BLJ and BNJ, the interests of BLJ and BNJ VRDP Holders will not be diluted as a result of the Reorganizations. BNJ VMTP Holders will have their VMTP Shares redeemed by the Fund in connection with the VMTP Refinancing if the BNJ Reorganization is approved by the requisite shareholders.

As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in BLJ and BNJ. No sales charge or fee of any kind will be charged to shareholders of BLJ and BNJ in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of BLJ and BNJ will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Each Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the respective Target Fund will continue to operate as a standalone Delaware statutory trust and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

The Board’s Recommendation

The Board of BLJ recommends that the BLJ VRDP Holders vote “FOR” the proposed BLJ Reorganization Agreement at the Special Meeting.

The Board of BNJ recommends that the BNJ VMTP Holders vote “FOR” the proposed BNJ Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” the proposed BLJ Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” the proposed BNJ Reorganization Agreement at the Special Meeting.

Shareholder approval of the BLJ Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding BLJ Common Shares and BLJ VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of BLJ VRDP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. Shareholder approval of the BNJ Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act

Majority (as defined below) of the outstanding BNJ Common Shares and BNJ VMTP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of BNJ VMTP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. Each Issuance requires the affirmative vote of a majority of the votes cast by the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares voting as a single class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization with respect to BLJ or BNJ is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLJ, BNJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares and, with respect to the BNJ Reorganization, subject to the completion of the VMTP Refinancing prior to the Closing Date of the BNJ Reorganization, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATIONS

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganizations by resolutions dated December 1, 2017 (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholder would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio relative to BNJ and BLJ;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganizations on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). For the fiscal year ended July 31, 2017, the Total Expense Ratios of the Acquiring Fund and BNJ were 1.93% and 2.21%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio of BLJ was 2.48%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares. If any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund (the “Voluntary Waiver”). This voluntary waiver may be reduced or discontinued at any time.

As of July 31, 2017, the historical and pro forma Total Expense Ratios (including the Voluntary Waiver) applicable to the Reorganizations are as follows:

With Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.91%	1.92%	1.92%

Without Voluntary Waiver

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including the Voluntary Waiver) for the Combined Fund of 1.92% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the net Total Expense Ratio for the common shareholders of BLJ, BNJ and the Acquiring Fund. Without giving effect to the Voluntary Waiver, which may be reduced or discontinued at any time, the gross Total Expense Ratio for the common shareholders of the Acquiring Fund is expected to increase by 0.01%.

Each Fund’s Total Expenses include interest expense associated with such Fund’s preferred shares. For the fiscal year ended July 31, 2017, the Total Expense Ratios (excluding interest expense) of the Acquiring Fund and BNJ were 0.93% and 1.16%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio (excluding interest expense) of BLJ was 1.43%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the Combined Fund of 0.90% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund.

The Combined Fund will have a lower annual contractual investment management fee rate than each of BLJ and BNJ and the same annual contractual investment management fee rate as the Acquiring Fund. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be potentially higher than each Fund’s current earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of January 19, 2018, the NAV per Common Share of BLJ was $15.66 and the market price per Common Share of BLJ was $14.48, representing a discount to NAV of 7.54%, the NAV per Common Share of BNJ was $15.42 and the market price per Common Share of BNJ was $15.51, representing a premium to NAV of 0.58% and the NAV per Common Share of the Acquiring Fund was $15.86 and the market price per Common Share of the Acquiring Fund was $15.59, representing a premium to NAV of 1.70%. The Boards of BLJ and BNJ noted that to the extent BLJ and BNJ Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, BLJ and BNJ common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BLJ and BNJ also noted that to the extent the BLJ or BNJ Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, BLJ and BNJ common shareholders may be negatively impacted if the Reorganizations are consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves. There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive Common Shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

Potential Effects of the Reorganizations on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of January 19, 2018, BLJ has 187 Series W-7 VRDP Shares outstanding, BNJ has 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund has 1,022 Series W-7 VRDP Shares outstanding. Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. In connection with the Reorganizations, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

The Board noted that, assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

The Board noted that none of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and substantially similar (but not identical) investment objective, investment policies and investment restrictions. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including proceeds from issuance of preferred shares or other borrowings for investment purposes) in New Jersey Municipal Bonds. In addition, under normal market conditions, the Acquiring Fund intends to invest primarily in a portfolio of investment grade Municipal Bonds. Similarly, each of BLJ and BNJ intends to invest, under normal market conditions, at least 80% of its managed assets in a portfolio of investment grade Municipal Bonds. Each Fund also utilizes leverage in the form of preferred shares and tender option bonds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares. However, there can be no assurance that the Reorganizations will result in such benefits or that the Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s Common Shares may deteriorate. Furthermore, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional Common Shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to BLJ and BNJ will be subject to tax loss limitation rules by reason of BLJ and BNJ undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Acquiring Fund’s capital loss carryforward loss per share, but higher than BLJ and BNJ capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of its Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that BLJ or BNJ common shareholders will receive in the Reorganizations are expected to equal the aggregate NAV (not the market value) of BLJ and BNJ Common Shares that BLJ and BNJ common shareholders owned immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund Common Shares will generally not be issued to BLJ and BNJ common shareholders in connection with the Reorganizations, and BLJ and BNJ common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of BLJ or BNJ VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as the BLJ or BNJ VRDP Shares held by such VRDP Holders immediately prior to the Closing Date. BNJ VMTP Holders will have their VMTP Shares redeemed by the Fund in connection with the VMTP Refinancing if the BNJ Reorganization is approved by the requisite shareholders.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Effect on Shareholder Rights. Each Board noted that BLJ and BNJ are each organized as a Delaware statutory trust and that the Acquiring Fund is organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and Its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BLJ and BNJ as separate funds in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganizations are consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.50% of the average daily Net Assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000.

Conclusion. Each Board, including the Independent Board Members, approved each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that one Reorganization is not completed, but the other Reorganization(s) is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date. BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of a Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of a Reorganization Agreement by the shareholders of BLJ and BNJ and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties. The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to BLJ and BNJ VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such BLJ and BNJ VRDP Holders on a one-for-one basis for each holder’s holdings of BLJ or BNJ VRDP Shares. Each Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to BLJ and BNJ common shareholders book-entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of BLJ and BNJ Common Shares. With respect to any BLJ or BNJ common shareholder holding certificates evidencing ownership of BLJ or BNJ Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by BLJ and BNJ, the Acquiring Fund will not permit such shareholder to receive new book-entry interests of Acquiring Fund Common Shares, until notified by BLJ or BNJ or its respective agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of BLJ or BNJ Common Shares, as applicable, or, in the event of lost certificates, posted adequate bond. Each Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of BLJ or BNJ Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of BLJ and BNJ. If, after the Closing Date, certificates representing Common Shares of BLJ or BNJ are presented to the Acquiring Fund, they will be cancelled and exchanged for book-entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to BLJ and BNJ Common Shares in the Reorganizations.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with the Reorganizations. The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the Joint Proxy Statement/Prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), any similar expenses incurred in connection with the Reorganizations, and with respect to BNJ, the VMTP Refinancing, which will be borne directly by the respective Fund incurring the expense.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Preferred shareholders of BLJ and BNJ do not have appraisal rights for their respective preferred shares because BLJ and BNJ are each organized as Delaware statutory trusts and each such Fund’s respective declarations of trust do not provide for appraisal rights.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to U.S. holders of BLJ or BNJ Shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares or VRDP Shares of BLJ and BNJ as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden

Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

•

No gain or loss will be recognized by a shareholder of BLJ and BNJ who exchanges, as the case may be, all of its Common Shares solely for Acquiring Fund Common Shares or all of its BLJ or BNJ VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of BLJ or BNJ pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s BLJ or BNJ Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of BLJ and BNJ pursuant to the Reorganizations will include the holding period of the shareholder’s BLJ or BNJ Shares surrendered in exchange therefor.

•

A shareholder of BLJ and BNJ that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A BLJ or BNJ shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BLJ or BNJ shareholder’s tax basis in BLJ or BNJ Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BLJ or BNJ shareholder’s holding period for BLJ or BNJ Common Shares is more than one year as of the date the Reorganizations are consummated.

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The Acquiring Fund’s tax basis in BLJ’s and BNJ’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of BLJ and BNJ immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BLJ and BNJ.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of BLJ and BNJ were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of BLJ’s and BNJ’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BLJ’s and BNJ’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BLJ or BNJ shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to BLJ or BNJ shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BLJ and BNJ, which are expected to be subject to tax loss limitation rules because BLJ and BNJ will undergo an “ownership change” for U.S. federal income tax purposes. Because BLJ and BNJ will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of BLJ and BNJ that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of BLJ or BNJ, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BLJ or BNJ may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BLJ’s or BNJ’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (subject to change based on actual operating results after the date hereof):

Capital Loss Amount
Expiration	Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
2018	—	$842,367	—
2019	—	27,464	—
No expiration date	$348,945	1,034,744	$2,764,930

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BLJ or BNJ or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of BLJ or BNJ whose losses are subject to the loss limitation rules would depend on many variables, including BLJ’s or BNJ’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, BLJ or BNJ would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic BLJ or BNJ shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares and list them for trading on the NYSE. Please see “Information about the Common Shares of the Funds” for information about the Funds’ Common Shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets of BLJ and BNJ and assume substantially all of the liabilities of BLJ and BNJ in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. Each of BLJ and BNJ will then distribute Acquiring Fund Shares received by it pro rata to BLJ or BNJ shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to BLJ or BNJ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of BLJ and BNJ and transferring to those shareholder accounts Acquiring Fund Shares.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganizations, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganizations.

If the Issuance with respect to a Fund’s Reorganization(s) is not approved, the Investment Advisor may, in connection with ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” each Issuance at the Special Meeting.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The affirmative vote of shareholders representing at least a majority of the Acquiring Fund Common Shares and VRDP Shares cast at the Special Meeting, voting together as a single class, is required to approve each Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BLJ’s and BNJ’s respective Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Acquiring Fund’s Charter authorizes 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board of each Fund is authorized, however, to reclassify any unissued Common Shares to preferred shares without the approval of its common shareholders.

Upon the Closing Date, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such BLJ and/or BNJ VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ and/or BNJ VRDP Share held by such BNJ and/or BLJ VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. BLJ and BNJ VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding BLJ and/or BNJ VRDP Shares held by such holders immediately prior to the Closing Date, with the only significant difference being that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

A detailed description of the terms and risks of VRDP Shares are set forth in Appendix B. Each holder of VRDP Shares should review the information concerning the terms and risks of the Acquiring Fund VRDP Shares contained in Appendix B.

Each Fund has issued VRDP Shares, $100,000 liquidation value per share, with substantially similar terms. In connection with the Reorganizations, the Acquiring Fund expects to issue 778 Acquiring Fund VRDP Shares to BLJ and BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. As a result of the Reorganizations, the Acquiring Fund’s Articles Supplementary will be amended to authorize 778 shares of VRDP Shares. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s preferred shares as of January 19, 2018.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
BLJ	VRDP Shares	187	Series W-7 – 187	None	187	June 14, 2012	July 1, 2042
BNJ	VMTP Shares	591	Series W-7 – 591	None	591	March 22, 2012	March 30, 2019
Acquiring Fund (MYJ)	VRDP Shares	1,022	Series W-7 – 1,022	None	1,022	April 21, 2011	May 1, 2041

The outstanding preferred shares of each Fund are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Below is a table that details, as of January 19, 2018, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BLJ Reorganization was consummated as of January 19, 2018, (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BNJ Reorganization was consummated as of January 19, 2018, and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of January 19, 2018.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BLJ	VRDP Shares	187	100,000	18,700,000	61,187,935	30.6%
BNJ	VMTP Shares	591	100,000	59,100,000	198,627,019	29.8%
Acquiring Fund (MYJ)	VRDP Shares	1,022	100,000	102,200,000	377,402,319	27.1%
Pro Forma Combined Fund (BLJ into MYJ)	VRDP Shares	1,209	100,000	120,900,000	438,590,254	27.6%
Pro Forma Combined Fund (BNJ into MYJ)	VRDP Shares	1,613	100,000	161,300,000	576,029,338	28.0%
Pro Forma Combined Fund (BLJ and BNJ into MYJ)	VRDP Shares	1,800	100,000	180,000,000	637,217,273	28.2%

BLJ and the Acquiring Fund have each issued VRDP Shares, $100,000 liquidation value per share, with substantially identical terms, except that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, while the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The outstanding VRDP Shares of the Acquiring Fund and BLJ are currently in a one year Special Rate Period that will end on June 20, 2018, unless extended. The terms applicable to the outstanding VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. BNJ has issued VMTP Shares, $100,000 liquidation value per share.

The VRDP Shares and VMTP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions and are subject to substantially similar (but not identical) investment risks. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including proceeds from issuance of preferred shares or other borrowings for investment purposes) in New Jersey Municipal Bonds. In addition, under normal market conditions, the Acquiring Fund intends to invest primarily in a portfolio of investment grade Municipal Bonds. Similarly, each of BLJ and BNJ intends to invest, under normal market conditions, at least 80% of its managed assets in a portfolio of investment grade Municipal Bonds.

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. An investment in the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

BLJ and BNJ VRDP Shares will be subject to the same risks as Acquiring Fund VRDP Shares. A description of the risks that predominantly affect Acquiring Fund VRDP Shares are described in Appendix B.

General Risks of Investing in the Acquiring Fund

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of

December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Risk Factors and Special Considerations Relating to New Jersey Municipal Bonds. The Acquiring Fund ordinarily will invest at least 80% of its total assets in New Jersey Municipal Bonds; therefore, it is more susceptible to factors adversely affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New Jersey Municipal Bonds to this degree. Briefly summarized below are important financial concerns relating to the Acquiring Fund’s investments in New Jersey municipal obligations. The information set forth below and in Appendix D is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey. It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by New Jersey. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Proxy Statement.

The Acquiring Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey and other statutes that limit the taxing and spending authority of New Jersey government entities; (2) the general financial and economic profile as well as the political climate of New Jersey, its public authorities and political subdivisions; and (3) a change in New Jersey laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by New Jersey and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default.

The State Department of the Treasury’s Office of Management and Budget’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2016 reported that for fiscal year 2016, State revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. The decrease in total revenues is primarily attributable to decreases in interest earnings and general taxes, primarily the State’s Corporate Business Tax. State expenses totaled $66 billion, for an increase of $0.9 billion in comparison to the prior fiscal year.

As of June 30, 2016, New Jersey’s outstanding long-term debt obligations for governmental activities totaled $171.6 billion, representing an $18.1 billion increase from the prior fiscal year. Long-term bonded debt obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion.

New Jersey’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch Ratings (“Fitch”) as of September 5, 2014, “A3” by Moody’s Investors Service, Inc. (“Moody’s”) as of March 27, 2017, and “A-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. These ratings reflect New Jersey’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Acquiring Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. See Appendix D for a further discussion of factors affecting New Jersey municipal securities. The information set forth above and in Appendix D is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities.

Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve recently increased the federal funds rate and has indicated that it may raise the federal funds rate further in the near future. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on Common Shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the

TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix E, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities Risk. The Acquiring Fund may invest in high yield municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risks Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board that are designed to minimize such risks. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s Common Shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”)- mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Acquiring Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In 2015 the SEC proposed rules on the use of derivatives by registered investment companies. If adopted, these rules could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the

Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an Exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an Exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” and Title VII thereof, the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the Commodity Futures Trading Commission (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to implement finalized regulations that may require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. Congress has passed, and the President has recently signed into law, a tax return bill that will, among other things, significantly charge the taxation of business amenities (including by significantly low using corporate taxes), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, Acquiring Fund will benefit from them or be negatively affected by them.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurances that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Acquiring Fund, issuers of instruments in which the Acquiring Fund invests and financial markets generally.

Risks Associated with Recent Market Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Acquiring Fund, including by making valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Acquiring Fund’s holdings. If there is a significant decline in the value of the Acquiring Fund’s portfolio, this may impact the asset coverage levels for the Acquiring Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Acquiring Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Acquiring Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (the “EU”) or the Economic and Monetary Union (the “EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Advisor and the Acquiring Fund. The Investment Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Acquiring Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund, the Investment Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund, the Investment Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund, the Investment Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Acquiring Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Acquiring Fund’s use of various portfolio management strategies or techniques and adversely impact the Acquiring Fund.

The Volcker Rule contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of The PNC Financial Services Group, Inc. (“PNC”), BlackRock may be required to conform its activities to the requirements of the Volcker Rule. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. On July 7, 2016, the Federal Reserve granted an additional extension to the conformance period, giving banking entities until July 21, 2017 to comply with the Volcker Rule, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013. All banking entities’ investments in and relationships with funds covered by the Volcker Rule made after that date, however, must have been divested or restructured by July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Additionally, the change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC, are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Acquiring Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Acquiring Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, fair valuation processes of certain securities necessarily involve subjective judgments and assumptions about the value of an asset or liability and these judgments and assumptions may ultimately be incorrect.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The charter or agreement and declaration of trust, as applicable, and bylaws of each Fund and Maryland law with respect to the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board.

A DESCRIPTION OF THE FUNDS

BLJ and BNJ are each organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Acquiring Fund is organized as a Maryland corporation pursuant to its Articles of Incorporation (the “Charter”) and governed by the laws of the State of Maryland. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BLJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002, and commenced operations on April 25, 2002.

BNJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001, and commenced operations on July 26, 2001.

The Acquiring Fund was organized as a Maryland corporation governed by the laws of the State of Maryland on February 21, 1992, and commenced operations on May 18, 1992.

The Acquiring Fund Common Shares are listed on the NYSE as “MYJ.”

BLJ’s Common Shares are listed on the NYSE American as “BLJ.”

BNJ’s Common Shares are listed on the NYSE as “BNJ.”

BNJ and the Acquiring Fund have a July 31 fiscal year end. BLJ has an August 31 fiscal year end.

Each of BLJ and the Acquiring Fund has VRDP Shares outstanding and BNJ has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Trustees or Board of Directors and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law.

The Board of Trustees or Board of Directors, as applicable (the “Board”), of each Fund currently consists of ten individuals (each, a “Board Member”), nine of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)
Richard E. Cavanagh 1946	Chair of the Board and Board Member	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None

Karen P. Robards 1950	Vice Chair of the Board	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Michael J. Castellano 1946	Board Member	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None

Cynthia L. Egan 1955	Board Member	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Frank J. Fabozzi 1948	Board Member	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None

R. Glenn Hubbard 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 1951	Board Member	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Catherine A. Lynch 1961	Board Member	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Board Members(6)
Barbara G. Novick 1960	Board Member	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None

John M. Perlowski 1964	Board Member, President and Chief Executive Officer	Board Member since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

(3)	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Board in 2007, each Board Member first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(4)	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(5)	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Board Member, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Board Member since 2014; President and Chief Executive since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. Since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2017, BlackRock’s assets under management were approximately $6.288 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of December 31, 2017, advised a registered closed-end family of 73 exchange-listed active funds with approximately $46.7 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2016, the firm had approximately 13,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals lead by Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Phillip Soccio, CFA. Messrs. Jaeckel and Soccio are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Jaeckel and Soccio have been members of each Fund’s portfolio management team since May 26, 2017.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

After the Reorganizations, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Jaeckel and Soccio, will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.
Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
VMTP Redemption and Paying Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Administrative Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to each Fund pursuant to an Administrative Services Agreement. State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of each Fund’s respective managed assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to each Fund.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider

Citibank, N.A., New York, New York 10179, serves as the liquidity provider for BLJ and the Acquiring Fund VRDP Shares and will serve as the liquidity provider to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VRDP Shares Remarketing Agent

Citigroup Global Markets Inc. New York, New York 10179, serves as the remarketing agent for BLJ and the Acquiring Fund VRDP Shares and will serve as the remarketing agent to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the BLJ VRDP Shares and the Acquiring Fund VRDP Shares and will serve in such capacity with respect to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VMTP Redemption and Paying Agent

The Bank of New York, Mellon, New York, New York 10286, acts as BNJ’s redemption paying agent with respect to BNJ’s VMTP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”). The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New Jersey Municipal Bonds. The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund typically invests at least 80% of its total assets in New Jersey Municipal Bonds. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). There can be no assurance that the Acquiring Fund’s investment objective will be realized.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix E—“Ratings of Investments.” If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Acquiring Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Acquiring Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Acquiring Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Acquiring Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

The net asset value of the shares of common stock of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Acquiring Fund’s hedging strategies, which are described in more detail under “Strategic Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Directors of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New Jersey personal income tax (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax and New Jersey personal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix E. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the net asset value of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs. In addition, the Acquiring Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a RIC the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Acquiring Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 38.9% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 1.59%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.62% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.9% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expense of 1.59%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.4)%	(9.2)%	(1.0)%	7.2%	15.4%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Credit Facility. The Acquiring Fund may leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings discussed above. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Roll Transactions. The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Acquiring Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed.

Derivatives. The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the asset coverage requirements described above.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Acquiring Fund’s total assets.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment, or may cause the Acquiring Fund to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to municipal bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring

Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short-term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

The Acquiring Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Acquiring Fund is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation or designation will not limit the Acquiring Fund’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Acquiring Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase New Jersey Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.	Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund or initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on New Jersey Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

The investment restrictions of BLJ and BNJ are substantially similar (but not identical) to those of the Acquiring Fund as listed above. Neither BLJ nor BNJ has adopted a prohibition on purchasing securities on margin as mentioned in investment restriction (7) above and certain fundamental policies of the Acquiring Fund are non-fundamental policies of BNJ and BLJ.

An additional investment restriction adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provides that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon. Neither BLJ nor BNJ has adopted a similar investment restriction.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Acquiring Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Acquiring Fund anticipates such an increase or change) and the Acquiring Fund’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Acquiring Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares or unwind other leverage transactions. The Acquiring Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing preferred shares. The success of any such attempt to limit leverage risk depends on the Investment Advisor’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Acquiring Fund may never attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Acquiring Fund may sell previously unissued preferred shares or preferred shares that the Acquiring Fund previously issued but later repurchased.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ. The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. A summary of the Funds’ investment objectives and significant investment policies and the Funds’ portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective. The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. Interest may be includable in taxable income for the purposes of the federal alternative minimum tax with respect to each of BLJ, BNJ and the Acquiring Fund.

New Jersey Municipal Bonds. Below is a comparison of each Fund’s policies with respect to New Jersey Municipal Bonds.

BLJ	BNJ	The Acquiring Fund (MYJ)
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”).

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of January 19, 2018, (ii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, (iii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of January 19, 2018.

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
99%	99%	99%	99%	99%	99%

Investment Grade Securities. Below is a comparison of each Fund’s policy with respect to investment grade securities.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.	Same as BLJ	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities.

Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of January 19, 2018, (ii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, (iii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of January 19, 2018, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of January 19, 2018.

Credit Ratings(1)	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)(2)	Pro Forma Combined Fund (BNJ into MYJ)(2)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)(2)
AAA/Aaa	5.3%	3.0%	3.0%	3.3%	3.0%	3.2%
AA/Aa	34.0%	31.9%	30.4%	30.9%	30.9%	31.2%
A	20.9%	22.4%	29.7%	28.4%	27.1%	26.5%
BBB/Baa	25.2%	27.5%	28.8%	28.3%	28.3%	28.0%
BB/Ba	10.3%	10.4%	3.0%	4.1%	5.6%	6.1%
B	1.6%	1.6%	1.6%	1.6%	1.6%	1.6%
N/R(3)	2.5%	2.8%	3.1%	3.0%	3.0%	2.9%

(1)	Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(2)	Reflects the effect of the Reorganization(s).

(3)	The Investment Advisor evaluates the credit quality of unrated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the Investment Advisor has deemed certain of these unrated securities as investment grade quality.

Bond Maturity. Below is a comparison of each Fund’s policy with respect to bond maturity.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	Same as BLJ	The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years.

Leverage. Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of January 19, 2018, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of January 19, 2018, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of January 19, 2018, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of January 19, 2018.

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	294%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.96%	33.33%	30.94%	31.37%	31.78%	31.99%
Effective Leverage Ratio(2)	40.56%	40.49%	39.57%	39.70%	39.89%	39.95%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any Board Members. The outstanding Acquiring Fund Common Shares are fully paid and non-assessable. The outstanding BLJ and BNJ Common Shares are fully paid and non-assessable, except that the Board of each Fund have the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of Common Shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares or VMTP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. Each of the Acquiring Fund and BNJ has its Common Shares listed on the New York Stock Exchange and BLJ has its Common Shares listed on the NYSE American. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or NYSE American, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of January 19, 2018.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BLJ	Common Shares	Unlimited	None	2,327,921
BNJ	Common Shares	Unlimited	None	7,675,428
Acquiring Fund (MYJ)	Common Shares	199,994,218	None	14,399,279

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE or NYSE American, as applicable, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BLJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
11/30/17	$15.14	$14.48	$15.82	$15.66	(4.3)%	(7.5)%
08/31/17	$15.44	$14.78	$15.66	$15.51	(1.4)%	(4.7)%
05/31/17	$15.28	$14.33	$15.03	$15.08	1.7%	(5.0)%
02/28/17	$15.01	$14.34	$15.25	$15.10	(1.6)%	(5.0)%
11/30/16	$17.74	$14.61	$16.73	$15.07	6.0%	(3.1)%
08/31/16	$17.49	$16.22	$16.70	$16.78	4.7%	(3.3)%
05/31/16	$16.99	$15.50	$16.38	$16.01	3.7%	(3.2)%
02/29/16	$15.95	$13.83	$16.14	$15.89	(1.2)%	(13.0)%
11/30/15	$14.50	$13.81	$15.74	$15.60	(7.9)%	(11.5)%

BNJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
01/31/18	$15.75	$14.31	$15.50	$15.30	1.61%	(6.47)%
10/31/17	$15.88	$15.30	$15.41	$15.49	3.05%	(1.3)%
07/31/17	$15.97	$14.91	$15.39	$15.21	3.8%	(2.0)%
04/28/17	$15.55	$14.20	$15.20	$14.79	2.3%	(4.0)%
01/31/17	$15.56	$14.14	$15.85	$14.95	(1.8)%	(5.4)%
10/31/16	$16.93	$15.47	$16.40	$15.97	3.2%	(3.1)%
07/29/16	$16.90	$15.69	$16.40	$16.17	3.0%	(3.0)%
04/29/16	$16.33	$15.18	$16.11	$15.96	1.4%	(4.9)%
01/29/16	$15.55	$14.63	$15.46	$15.63	0.6%	(6.4)%
10/30/15	$15.16	$14.00	$15.48	$15.23	(2.1)%	(8.1)%

Acquiring Fund (MYJ)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
01/31/18	$16.32	$14.93	$15.93	$15.73	2.45%	(5.09)%
10/31/17	$16.77	$15.92	$16.05	$15.93	4.5%	(0.1)%
07/31/17	$16.70	$15.53	$15.81	$15.72	5.6%	(1.2)%
04/28/17	$15.72	$14.98	$15.67	$15.42	0.3%	(2.9)%
01/31/17	$16.76	$15.25	$16.37	$15.47	2.4%	(1.4)%
10/31/16	$17.62	$16.20	$16.91	$16.47	4.2%	(1.6)%
07/29/16	$17.57	$16.24	$16.90	$16.68	4.0%	(2.6)%
04/29/16	$16.90	$15.75	$16.62	$16.44	1.7%	(4.2)%
01/29/16	$15.89	$14.87	$16.39	$16.14	(3.1)%	(7.9)%
10/30/15	$15.28	$14.45	$15.96	$15.98	(4.3)%	(9.6)%

For the periods shown in the tables above, the Common Shares of each Fund have traded at both a premium and a discount.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 19, 2018.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BLJ	$14.33	$15.62	(8.26)%
BNJ	$14.50	$15.40	(5.84)%
Acquiring Fund (MYJ)	$15.46	$15.84	(2.40)%

To the extent BLJ’s or BNJ’s Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLJ’s or BNJ’s Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganizations.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s Common Shares and the aggregate amount of distributions declared during this period by the Acquiring Fund, BLJ and BNJ was $1.8074, $1.6241 and $1.7329 per Common Share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of January 19, 2018, each Fund had the following number of common shareholders:

Title of Class	Number of BLJ Record Holder	Number of BNJ Record Holder	Number of MYJ Record Holders
Common Stock	8	45	131

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects the fees and expenses incurred by each Fund during the 12-month period ended July 31, 2017 (unaudited) and the pro forma expenses for the 12-month period ended July 31, 2017 for each possible Combined Fund.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	BLJ	BNJ	Acquiring Fund (MYJ)	Combined Fund (BLJ into MYJ)	Combined Fund (BNJ into MYJ)	Combined Fund (BLJ and BNJ into MYJ)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(1)	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	Same as MYJ	Same as MYJ	$0.02 per share for open-market purchases	Same as MYJ	Same as MYJ	Same as MYJ
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(3)	1.07%	0.99%	0.81%	0.81%	0.82%	0.82%
Other Expenses	0.36%	0.17%	0.12%	0.12%	0.11%	0.10%
Interest Expense(4)	1.03%	1.05%	1.00%	1.00%	1.01%	1.02%
Total Annual Fund Operating Expenses (4)	2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

(1)	No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganizations. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $2.50 sales fee and a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)	BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily Net Assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund (the “Voluntary Waiver”). This Voluntary Waiver may be reduced or discontinued at any time. The pro forma net annual fund operating expenses (including the Voluntary Waiver) for the Funds are presented below:

Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
1.91%	1.92%	1.92%

(4)	The total expense table includes interest expense associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares or VMTP Shares because the VRDP Shares and VMTP Shares are considered debt of the Funds for financial reporting purposes. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
1.43%	1.16%	0.93%	0.93%	0.92%	0.92%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if (i) only the BLJ Reorganization is completed, (ii) only the BNJ Reorganization is completed, and (iii) all of the Reorganizations are completed with the costs of investing in BLJ, BNJ and the Acquiring Fund without the Reorganizations. An investor in Common

Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BLJ	$25	$77	$131	$280
BNJ	$22	$69	$118	$254
Acquiring Fund (MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BLJ into MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BNJ into MYJ)	$20	$61	$105	$226
Pro Forma Combined Fund (BLJ and BNJ into MYJ)	$20	$61	$105	$226

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BLJ and MYJ as of January 19, 2018 and the pro forma capitalization of the Combined Fund assuming only the BLJ Reorganization was consummated as of January 19, 2018; (ii) the capitalization of BNJ and MYJ as of January 19, 2018 and the pro forma capitalization of the Combined Fund assuming only the BNJ Reorganization was consummated as of January 19, 2018; and (iii) the capitalization of the Funds as of January 19, 2018 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of January 19, 2018.

i. Capitalization of BLJ and MYJ as of January 19, 2018 and pro forma capitalization of the Combined Fund assuming only the BLJ Reorganization is consummated (unaudited)

	Target Fund (BLJ)	Acquiring Fund (MYJ)	Adjustments	Pro Forma Combined Fund (BLJ into MYJ)
Net Assets Attributable to:
Common Shares(1)	$36,372,407	$228,075,966	$(223,000)(2)	$264,225,373
VRDP Shares	18,700,000	102,200,000		120,900,000
Shares Outstanding
Common Shares	2,327,921	14,399,279	(45,676)(3)	16,681,524
VRDP Shares	187	1,022		1,209(4)
NAV per Common Share	$15.62	$15.84		$15.84
Liquidation Preference per VRDP Share	100,000	100,000		100,000

(1)	Based on the number of outstanding Common Shares as of January 19, 2018.

(2)	Reflects non-recurring aggregate estimated reorganization expenses of $223,000 attributable to BLJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to differences in per Common Share NAV.

(4)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

ii. Capitalization of BNJ and MYJ as of January 19, 2018 and pro forma capitalization of the Combined Fund assuming only the BNJ Reorganization is consummated (unaudited)

	Target Fund (BNJ)	Acquiring Fund (MYJ)	Adjustments	Pro Forma Combined Fund (BNJ into MYJ)
Net Assets Attributable to:
Common Shares(1)	$118,193,532	$228,075,966	$(263,000)(2)	$346,006,498
VRDP Shares	N/A	102,200,000	59,100,000(3)	161,300,000
VMTP Shares	59,100,000	N/A	(59,100,000)(3)	—
Shares Outstanding
Common Shares	7,675,428	14,399,279	(230,040)(4)	21,844,667
VRDP Shares	N/A	1,022	591(3)	1,613
VMTP Shares	591	N/A	(591)(3)	—
NAV per Common Share	$15.40	$15.84		$15.84
Liquidation Preference per VRDP Share	N/A	100,000		100,000
Liquidation Preference per VMTP Share	100,000	N/A		N/A

(1)	Based on the number of outstanding Common Shares as of January 19, 2018.

(2)	Reflects non-recurring aggregate estimated reorganization expenses of $263,000 attributable to BNJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to VMTP Shares refinancing to VRDP Shares.

(4)	Reflects adjustments due to differences in per Common Share NAV.

iii. Capitalization of each Fund as of January 19, 2018 and pro forma capitalization of the Combined Fund assuming all Reorganizations are consummated (unaudited)

Net Assets Attributable to:
Common Shares(1)	$36,372,407	$118,193,352	$228,075,966	$(486,000)(2)	$382,155,905
VRDP Shares	18,700,000	N/A	102,200,000	59,100,000(3)	180,000,000
VMTP Shares	N/A	59,100,000	N/A	(59,100,000)(3)	—
Shares Outstanding
Common Shares	2,327,921	7,675,428	14,399,279	(275,716)(4)	24,126,912
VRDP Shares	187	N/A	1,022	591(3)	1,800(5)
VMTP Shares	N/A	591	N/A	(591)(3)	—
NAV per Common Share	$15.62	$15.40	$15.84		$15.84
Liquidation Preference per VRDP Share	100,000	N/A	100,000		100,000
Liquidation Preference per VMTP Share	N/A	100,000	N/A		N/A

(1)	Based on the number of outstanding Common Shares as of January 19, 2018.

(2)	Reflects non-recurring aggregate estimated reorganization expenses of $486,000, of which $223,000 was attributable to BLJ, and $263,000 was attributable to BNJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to VMTP Shares refinancing to VRDP Shares.

(4)	Reflects adjustments due to differences in per Common Share NAV.

(5)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

FINANCIAL STATEMENTS

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

i.	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2017;

ii.	the audited financial statements and related independent registered public accounting firm’s report for BLJ and the financial highlights for BLJ contained in BLJ’s Annual Report for the fiscal year ended August 31, 2017; and

iii.	the audited financial statements and related independent registered public accounting firm’s report for BNJ and the financial highlights for BNJ contained in BNJ’s Annual Report for the fiscal year ended July 31, 2017.

No other parts of the Funds’ Annual Reports for the fiscal year ended July 31, 2017, in the case of the Acquiring Fund and BNJ, and August 31, 2017, in the case of BLJ, are incorporated by reference herein.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the Agreement and Plan of Reorganization between the respective Target Fund and the

Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with each Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of BNJ and MYJ, each dated July 31, 2017, and the Annual Report of BLJ, dated August 31, 2017, all of which are on file with the SEC and are available at no charge. Further information on obtaining Annual Reports may be found on page (v) of this Proxy Statement.

The unaudited pro forma information set forth below for the period ended July 31, 2017 is intended to present ratios and supplemental data as if each Reorganization had been consummated at August 1, 2016. The Reorganizations are intended to consolidate the Target Funds with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

The unaudited pro forma information set forth below as of July 31, 2017 is intended to present supplemental data as if the Reorganizations had been consummated on July 31, 2017.

As of July 31, 2017, the net assets of (i) BLJ were $36,427,531, (ii) BNJ were $118,018,582 and (iii) the Acquiring Fund were $228,284,453. The net assets of the Combined Fund as of July 31, 2017 would have been $378,186,155 on a pro forma basis. In the Reorganizations, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in a Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such

Reorganization, less the direct costs of such Reorganization and the distribution of undistributed net investment income, as applicable (although shareholders may receive cash for their fractional common shares). The amount of increased common shares of 9,766,987 was calculated based on net asset value of the Acquiring Fund Common Shares of $15.67 in exchange for common shares of each Target Fund.

If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Upon the closing of the Reorganization, the Target Funds VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganizations. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially identical to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganizations, with the only significant difference being the mandatory redemption date of each Fund’s VRDP Shares as follows:

VRDP Shares Redemption Date
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
7/01/42	(1)	5/01/41

(1)	The redemption date of BNJ VRDP Shares will be 30-years after the completion of the VMTP Share refinancing and issuance of VRDP Shares.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are, or in the case of BNJ, will be, substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of each Funds’ VRDP Shares is difference in mandatory redemption dates as noted above. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments.

The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. BLJ and the Acquiring Fund’s VRDP Shares are currently in a one year special rate period that will end on June 20, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

On a pro forma basis for the twelve months ended July 31, 2017, the proposed Reorganizations would result in a decrease of $285,310 in the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $222,371 and an increase in investment advisory fee waivers of $62,697 on a pro forma basis for the twelve months ended July 31, 2017.

The total annual portfolio operating expenses (including interest expenses) for BLJ was 2.46% and BNJ was 2.21% as of July 31, 2017. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.93% as of July 31, 2017. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net annual portfolio operating expenses (including interest expenses and the voluntary fee waiver) are expected to be 1.92%.

The total annual portfolio operating expenses (excluding interest expenses) for BLJ was 1.43% and BNJ was 1.16% as of July 31, 2017. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 0.93% as of July 31, 2017. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net annual portfolio operating expenses (excluding interest expenses and including the voluntary fee waiver) are expected to be 0.90%.

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2017, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of a Target Fund acquired in the Reorganizations other than in the ordinary course of business.

Each Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by each Target Fund or its shareholders as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of each Target Fund will be the same as the aggregate tax basis the shareholders of each Target Fund held in its shares of the Target Fund immediately before the Reorganizations.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganizations.

Cost of Reorganization: Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meetings, will be borne directly by the respective Fund incurring the expenses except that the Investment Advisor has agreed to bear all of the Acquiring Fund’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (BLJ)	Target Fund (BNJ)(1)	Acquiring Fund (MYJ)
$223,000	$263,000	$290,000

(1)	Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2017, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
$242,301	$663,963	$3,152,147

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (subject to change based on actual operating results after the date hereof):

Capital Loss Amount
Expiration	Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
2018	—	$842,367	—
2019	—	27,464	—
No expiration date	$348,945	1,034,744	$2,764,930

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST, CHARTER AND BYLAWS

Each of BLJ’s and BNJ’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, and the Acquiring Fund’s Charter and Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust or Charter of Each Fund

The Board of each of BLJ and BNJ is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each of BLJ and BNJ is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund. In contrast, the Board of the Acquiring Fund is not classified.

For each of BLJ and BNJ, a Board Member may be removed from office for cause only, and not without cause, by the action of a majority of the remaining Board Members or by a vote of the holders of at least 75% of the shares entitled to vote in an election of such Board Member. For the Acquiring Fund, a Board Member may be removed with or without cause, but only by action taken by holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

Holders of each Fund’s outstanding preferred shares, including VRDP Shares and VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of such Fund at any annual meeting in which Board Members are elected.

In addition, each of BLJ’s and BNJ’s Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the Board Members then in office followed by the affirmative vote of the holders of not less than 75% of the outstanding shares of each affected class or series outstanding, voting as a separate class or series, to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class or series of shares and their associates, unless 80% of the Board Members by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a five percent-or-greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate.

The transactions subject to these special approval requirements are:

•	The merger or consolidation of BLJ or BNJ or any subsidiary of the Fund with or into any Principal Shareholder.

•	The issuance of any securities of BLJ or BNJ to any Principal Shareholder for cash (other than pursuant to a dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of BLJ or BNJ to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease or exchange to BLJ or BNJ or any subsidiary of the Fund, in exchange for securities of such Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each of BLJ and BNJ may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BLJ’s and BNJ’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of such Fund’s Board Members and approved by a 1940 Act Majority of such Fund’s shareholders.

For the Acquiring Fund, the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Acquiring Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VRDP Shares or VMTP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VRDP Holders or VMTP Holders.

With respect to the Acquiring Fund, Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust or Charter of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

BLJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002 and commenced operations on April 25, 2002. BNJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001 and commenced operations on July 26, 2001. The Acquiring Fund was organized as a Maryland corporation governed by the laws of the State of Maryland on February 21, 1992 and commenced operations on May 18, 1992.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BLJ’s and BNJ’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships. The Delaware Statutory Trust Act provides rules only in situations where the parties have failed to agree and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments.

The foregoing discusses only certain differences between the Acquiring Fund under Maryland law and BLJ and BNJ under Delaware law. It is not intended to be a complete list of differences, and shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page xxii of this Proxy Statement.

CONVERSION TO OPEN-END FUND

To convert each of BLJ or BNJ to an open-end investment company, BLJ’s and BNJ’s Declaration of Trust each requires an amendment to the Fund’s declaration of trust or charter. The amendment requires the favorable vote a majority of the Board Members then in office followed by the favorable vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Board Members, in which case approval by a 1940 Act Majority of such Fund’s shareholders is required. With respect to the Acquiring Fund, the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Acquiring Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE or NYSE American, as applicable. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds’ have fixed the close of business on January 29, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each of BLJ and BNJ, a list of shareholders of record as of the Record Date will be available at the offices of such Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the Special Meeting.

As of the Record Date, the Funds had the following number of Common Shares and preferred shares outstanding:

Title of Class	BLJ	BNJ	Acquiring Fund (MYJ)
Common Shares	2,327,921	7,675,428	14,399,279
VRDP Shares	187	—	1,022
VMTP Shares	—	591	—

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BLJ and BNJ, the holders of a majority of the shares entitled to vote on any matter at the Special Meeting present in person or by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. For the Acquiring Fund, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

BLJ VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

BNJ VRDP Holders are being asked to consider Proposals 1(C) and 1(D) below. With respect to Proposals 1(C) and 1(D), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Acquiring Fund VRDP Holders are being asked to consider Proposals 1(E), 1(F), 2(A) and 2(B) below. With respect to Proposals, 1(E), 1(F), 2(A) and 2(B), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposals and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and
VRDP Holders of BLJ are being asked to vote as
a single class on a proposal to approve the BLJ
Reorganization Agreement and the transactions
contemplated therein, including the termination
of BLJ’s registration under the 1940 Act and
BLJ’s dissolution in accordance with its
Agreement and Declaration of Trust and
Delaware law.	1940 Act Majority

Proposal 1(B): The VRDP Holders of BLJ are
being asked to vote as a separate class on a
proposal to approve the BLJ Reorganization
Agreement and the transactions contemplated
therein, including the termination of BLJ’s
registration under the 1940 Act and BLJ’s
dissolution in accordance with its Agreement and
Declaration of Trust and Delaware law.	1940 Act Majority

Proposal 1(C): The common shareholders and
VMTP Holders of BNJ are being asked to vote as
a single class on a proposal to approve the BNJ
Reorganization Agreement and the transactions
contemplated therein, including the termination
of BNJ’s registration under the 1940 Act and
BNJ’s dissolution in accordance with its
Agreement and Declaration of Trust and
Delaware law.	1940 Act Majority

Proposal 1(D): The VMTP Holders of BNJ are
being asked to vote as a separate class on a
proposal to approve the BNJ Reorganization
Agreement and the transactions contemplated
therein, including the termination of BNJ’s
registration under the 1940 Act and BNJ’s
dissolution in accordance with its Agreement and
Declaration of Trust and Delaware law.	1940 Act Majority

Proposal 1(E): The VRDP Holders of the Acquiring
Fund are being asked to vote as a separate class
on a proposal to approve the BLJ Reorganization
Agreement and the transactions contemplated
therein, including the issuance of additional
Acquiring Fund VRDP Shares in connection with
the BLJ Reorganization.	Majority of Outstanding VRDP Shares

Proposals	Required Approval of Shareholders
Proposal 1(F): The VRDP Holders of the Acquiring
Fund are being asked to vote as a separate class
on a proposal to approve the BNJ Reorganization
Agreement and the transactions contemplated
therein, including the issuance of additional
Acquiring Fund VRDP Shares in connection with
the BNJ Reorganization.	Majority of Outstanding VRDP Shares

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and
VRDP Holders of the Acquiring Fund are being
asked to vote as a single class on a proposal to
approve the issuance of additional Acquiring
Fund Common Shares in connection with the BLJ
Reorganization.	Majority of the Votes Cast

Proposal 2(B): The common shareholders and
VRDP Holders of the Acquiring Fund are being
asked to vote as a single class on a proposal to
approve the issuance of additional Acquiring
Fund Common Shares in connection with the
BNJ Reorganization.	Majority of the Votes Cast

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of January 19, 2018 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BLJ	Aggregate Dollar Range of Common Shares in BNJ	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MYJ)	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	$10,001 - $50,000	Over $100,000	Over $100,000
Barbara G. Novick	N/A	N/A	N/A	Over $100,000	Over $100,000

Independent Board Members
Michael J. Castellano	$1-$10,000	$10,001-50,000	$10,001-$50,000	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000	Over $100,000
Cynthia L. Egan	N/A	N/A	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	N/A	N/A	N/A	$10,001-$50,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	Over $100,000	Over $100,000
Catherine A. Lynch	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	Over $100,000	Over $100,000

As of January 19, 2018, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of January 19, 2018, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

As of January 19, 2018, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares of each such Fund and none of the outstanding VRDP or VMTP Shares of each such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of January 19, 2018. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BLJ	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	187 VRDP Shares	100%

BLJ	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	142,846	6.14%	—	—

BNJ	Wells Fargo & Company(3)	420 Montgomery Street, San Francisco, CA 94163	—	—	591 VMTP Shares	100%

BNJ	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	480,698	6.26%	—	—

Acquiring Fund (MYJ)	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	1,022 VRDP Shares	100%

†	The information contained in this table is based on Schedule 13D/13G filings made on or before January 31, 2018.

(1)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate their holdings as to each entity.

(3)

Wells Fargo & Company filed a Schedule 13G on behalf of the following subsidiaries: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, MA 02116.

The financial statements of the Funds appearing in the Acquiring Fund’s Annual Report for the year ended July 31, 2017, in BLJ’s Annual Report for the year ended August 31, 2017 and in BNJ’s Annual Report for the year ended July 31, 2017, respectively, are incorporated by reference herein. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2018 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Wednesday, February 7, 2018. In the event a Fund moves the date of its 2018 annual shareholder meeting by more than 30 days from the anniversary of its 2017 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2018 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2018 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2018 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2018 annual shareholder meeting in accordance with the bylaws of the Fund. The bylaws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2018 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s bylaws and, assuming that the 2018 annual shareholder meeting is held within 25 days of July 25, 2018, must be received by the Fund between Sunday, February 25, 2018 and Tuesday, March 27, 2018.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by March 27, 2018. In the event a Fund moves the date of its 2018 annual shareholder meeting by more than 25 days from the anniversary of its 2017 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2018 annual shareholder meeting in accordance with the advance notice provisions of the bylaws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2018 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the bylaws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about February 9, 2018, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson, LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson, LLC will be paid approximately $12,735, $27,869 and $31,862 by BLJ, BNJ and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from the Common Shares, the VRDP Shares and the VMTP Shares. Georgeson, LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2017 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 10, 2017.

The financial statements of BLJ for the fiscal year ended August 31, 2017 are incorporated by reference herein to BLJ’s annual report filed on Form N-CSR on November 3, 2017.

The financial statements of the BNJ for the fiscal year ended July 31, 2017 are incorporated by reference herein to BNJ’s annual report filed on Form N-CSR on October 10, 2017.

See “Financial Statements.”

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. The PNC Financial Services Group, Inc. (“PNC”) is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

February 9, 2018

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

[    ]

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [    ], a registered non-diversified closed-end investment company, File No. [    ] (the “Target Fund”) and BlackRock MuniYield New Jersey Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-06570 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the state of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and

(i) the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(o) herein) in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and

(ii) in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by [    ], each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(l) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2017, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VRDP Holders and holders of the Target Fund [VRDP/VMTP]1 Shares (as defined in section 2(o) herein) (the “Target Fund [VRDP/VMTP]2 Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 199,994,218 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 1,800 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.10 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter and applicable law.

[1]	VRDP for BLJ and VMTP for BNJ.
[2]	VRDP for BLJ and VMTP for BNJ.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited

by [    ], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended [ ], 2017, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund [VRDP/VMTP]3 Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

[(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 187 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP

[3]	VRDP for BLJ and VMTP for BNJ.

Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.]4

[(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 591 preferred shares of beneficial interest of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VMTP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by each Target Fund’s agreement and declaration of trust, and has the voting rights provided by each Target Fund’s agreement and declaration of trust and applicable law.]5

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

[(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.]6

[(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, the Target Fund’s issuance of 591 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares”) and the redemption by the Target Fund of all outstanding Target Fund VMTP Shares with the proceeds from such issuance (the “VMTP Refinancing”), and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including

[4]	Applicable only to BLJ.
[5]	Applicable only to BNJ.
[6]	Applicable only to BLJ

interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.]7

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund VRDP Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

[7]	Applicable only to BNJ.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under the DSTA and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding

Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund book entry interests for the Acquiring Fund VRDP Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund VRDP Shares to the [Target Fund VRDP Holders]8 / [holders of the Target Fund VRDP Shares (the “Target Fund VRDP Holders”)]9 by redelivering the book entry interests evidencing ownership of the Acquiring Fund VRDP Shares to the transfer agent and registrar for the Acquiring Fund VRDP Shares for distribution to the Target Fund VRDP Holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), Notice of Special Rate Period, share certificates representing such VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

[8]	Applicable to BLJ.
[9]	Applicable to BNJ.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees or Directors (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, [fees and expenses incurred in connection with the VMTP Refinancing,]10 legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP

[10]	Applicable only to BNJ.

(“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund VRDP Holders on the Closing Date shall only be distributed to the Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund [VRDP/VMTP]11 Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to the Target Fund

[11]	VRDP for BLJ and VMTP for BNJ.

VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

[(vi) Upon the approval of this Agreement by the requisite shareholders of the Funds, the Target Fund agrees to use reasonable efforts to consummate the VMTP Refinancing prior to the Closing Date.]12

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares and Target Fund VRDP Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares and Target Fund VRDP Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund [VRDP/VMTP]13 Holders, voting as a single class, representing a 1940 Act Majority (as defined below) of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund [VRDP/VMTP]14 Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the

[12]	Applicable only to BNJ.
[13]	VRDP for BLJ and VMTP for BNJ.
[14]	VRDP for BLJ and VMTP for BNJ.

affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) the Acquiring Fund is validly existing as a corporation in good standing under the laws of the State of Maryland;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement; the execution and delivery of and the consummation by the Acquiring Fund of the transactions contemplated under this Agreement have been duly authorized by all requisite action of the Acquiring Fund; and this Agreement has been duly executed by the Acquiring Fund;

(iv) the execution, delivery and performance of this Agreement by the Acquiring Fund do not and will not conflict with, or result in any breach of or constitute a default under, any provision of the Acquiring Fund’s charter and bylaws or any Maryland statute applicable to the Acquiring Fund;

(v) no approval of any governmental authority of the State of Maryland having jurisdiction over the Acquiring Fund is required in connection with the execution and delivery of this Agreement by the Acquiring Fund or the performance by the Acquiring Fund of its obligations thereunder;

(vi) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement: (i) conflicts with the charter or bylaws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware or the State of Maryland;

(viii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made;

(ix) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(x) the issuance of the Acquiring Fund Shares to be issued in the manner contemplated by the N-14 Registration Statement and as contemplated by this Agreement has been duly authorized and, when issued in accordance with the Agreement as the effective time, the Acquiring Fund Shares will be validly issued, fully paid and non-assessable.

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

[(k) That the VMTP Refinancing shall have been consummated prior to the Closing Date.]15

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of the votes cast at the Acquiring Fund’s shareholder meeting where such issuance of additional Acquiring Fund Common Shares shall be approved.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP/VMTP]16 Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund [VRDP/VMTP]17 Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same

[15]	Applicable to BNJ.
[16]	VRDP for BLJ and VMTP for BNJ.
[17]	VRDP for BLJ and VMTP for BNJ.

effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement: (i) conflicts with the agreement and declaration of trust or bylaws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(h) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(l) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(m) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Articles Supplementary, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, the share certificate of the Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

[(n) That the VMTP Refinancing shall have been consummated prior to the Closing Date.]18

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2019, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

[18]	Applicable to BNJ.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified

Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [ ] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: [ ], [ ] of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield New Jersey Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: [ ], [ ] of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:
Name:
Title:

[TARGET FUND]

By:
Name:
Title:

APPENDIX B – DESCRIPTION OF VRDP SHARES AND RISKS

DESCRIPTION OF VRDP SHARES

The following is a description of the terms of the Acquiring Fund VRDP Shares. The following description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VRDP Shares in the Articles Supplementary, the Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement, filed as exhibits to the registration statement on Form N-14 filed with the SEC on [•], 2017. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them herein in “—Glossary.”

Terms Applicable to the VRDP Shares Generally

The following is a description of the terms of the Acquiring Fund VRDP Shares, which is applicable for all Rate Periods, except to the extent specified in the terms of the Current Special Rate Period. The Acquiring Fund VRDP Shares are currently in a special rate period that will end on June 20, 2018 or such later date to which it may be extended (such period, the “Current Special

Rate Period”). For information about the terms of the Acquiring Fund VRDP Shares during the Current Special Rate Period, please see “—Terms Applicable to the VRDP Shares During the Current Special Rate Period,” discussed below.

General

The Articles Supplementary currently authorizes 1,022 VRDP Shares. If the Reorganizations are consummated, the Articles Supplementary will be amended to reflect the authorization of an additional 778 VRDP Shares. Please see the form of such amendment attached as Appendix C. All VRDP Shares have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The VRDP Shares rank on parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Acquiring Fund and the distribution of assets upon liquidation. All VRDP Shares carry one vote per share on all matters on which such shares are entitled to be voted. VRDP Shares, when issued, are expected to be fully paid and nonassessable and have no preemptive, conversion or cumulative voting rights.

Cumulative Cash Dividends and Dividend Periods

General. Holders are entitled to receive, when declared, cumulative cash dividends at the Applicable Rate for the VRDP Shares, payable on the Dividend Payment Date to the holders of record on such dates with respect to VRDP Shares. Holders are not entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on VRDP Shares. No interest, or sum of money in lieu of interest, are payable in respect of any dividend payment or payments on VRDP Shares which may be in arrears, and, except that the Acquiring Fund is required to pay as a supplemental dividend a Late Charge (as defined below) on account of a Failure to Deposit (as discussed below), no additional sum of money will be payable in respect of any such arrearage. Each dividend on VRDP Shares are declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date.

The Dividend Payment Date with respect to the VRDP Shares is generally the first (1st) Business Day of each calendar month.

In connection with any transfer of VRDP Shares, the transferor as Beneficial Owner of VRDP Shares are deemed to have agreed pursuant to the terms of the VRDP Shares to transfer to the transferee the right to receive from the Acquiring Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Shares by the transferee.

Determination of Applicable Rate. The Applicable Rate is generally determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the VRDP Shares on the first (1st) day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). The Applicable Rate will not exceed the Maximum Rate. Notwithstanding the foregoing, the Applicable Rate for a Subsequent Rate Period that has been designated a Special Rate Period may be determined in accordance with the Notice of Special Rate Period designating such Special Rate Period.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the

Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

For each Subsequent Rate Period, the dividend rate on VRDP Shares is expected to be equal to the rate per annum that results from the Applicable Rate Determination for the VRDP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)	if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below or in the Articles Supplementary, the dividend rate on the VRDP Shares for such Subsequent Rate Period is required to be adjusted to the Maximum Rate for the VRDP Shares on the Rate Determination Date therefor;

(B)	in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate is required to continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days;

(C)

if any Failure to Deposit occurs with respect to the VRDP Shares during any Dividend Period, but, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit has been cured in accordance with the Articles Supplementary and the Acquiring Fund has paid to the Tender and Paying Agent a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the VRDP Shares, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit has not been cured in accordance with the Articles Supplementary (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the Redemption Price of the VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Articles Supplementary, an amount computed by multiplying, (x) for the Rate

Period during which such Failure to Deposit occurs on the Redemption Date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit is not cured in accordance with the Articles Supplementary (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with the Articles Supplementary, no Applicable Rate Determination is expected be held in respect of the VRDP Shares for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for the VRDP Shares for such Subsequent Rate Period is required to be the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period; or

(D)	if any Failure to Deposit has occurred with respect to the VRDP Shares during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred such Failure to Deposit has not been cured in accordance with the Articles Supplementary or the Acquiring Fund has not paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of the VRDP Shares for the first Subsequent Rate Period thereof thereafter (or for any Subsequent Rate Period thereof thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with the Articles Supplementary and (2) the Acquiring Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for the VRDP Shares for each such Subsequent Rate Period is required to be a rate per annum equal to the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for the VRDP Shares, for purposes of determining such Maximum Rate, being deemed to be “below ‘BBB-’”).

The dividend rates described above are each an “Applicable Rate.”

The amount of dividends per share payable on the VRDP Shares on any Dividend Payment Date is equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) is computed by multiplying the Applicable Rate in effect for such VRDP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

A Failure to Deposit with respect to the VRDP Shares will be cured (if such Failure to Deposit is not solely due to the willful failure of the Acquiring Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period if, within the respective time periods described above, the Acquiring Fund pays to the Tender and Paying Agent (A) all accumulated but unpaid dividends on the VRDP Shares and (B) without duplication, the Redemption Price for VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Articles Supplementary; provided, however, that the foregoing clause (B) will not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent will not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Generally, dividends on VRDP Shares are paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. Any dividend payment made on VRDP Shares that is insufficient to cover the entire amount of dividends payable are first credited against the earliest accumulated but unpaid dividends due with respect to such VRDP Shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Acquiring Fund on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors.

Dividends on VRDP Shares are designated as exempt-interest dividends up to the amount of Net Tax-Exempt Income of the Acquiring Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

Inclusion of Capital Gains and/or Ordinary Income in Dividends. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares must allocate to each such class proportionate amounts of each type of its income (exempt interest, ordinary income and capital gains) for each tax year based on the percentage of total dividends distributed to each class for such year. The Acquiring Fund presently intends that, so long as the Internal Revenue Service maintains this position, it expects to allocate to the fullest extent practicable net capital gains and ordinary income, if any, in each year between its Common Shares and its VRDP Shares in proportion to the total dividends paid to each class with respect to such year.

The Acquiring Fund presently intends that, for a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, it will include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares in a manner such that the taxable nature of that income will be taken into account when the Remarketing Agent sets the Applicable Rate. In such event, the Acquiring Fund is required to notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (A) not later than fourteen (14) calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (B) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and the Remarketing Agent is required to promptly notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt interest income, the different types of income are expected to be paid in the same relative proportions for each day during that Rate Period.

The Acquiring Fund may also include such ordinary income or capital gains in a dividend on the VRDP Shares without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation (as described below) and the additional amount was a Gross-up Payment (as described below); provided that the Acquiring Fund notifies the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. The Acquiring Fund presently expects that it will include ordinary income or capital gains in dividends without giving advance notice and pay any required additional amount only for Special Rate Periods of more than twenty-eight (28) Rate Period Days, or in situations where the need to allocate taxable income to VRDP Shares was discovered after the time when such advance notice could readily have been given.

Gross-up Payments. Holders are entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)	If the Acquiring Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as discussed above (such allocation being referred to herein as a “Taxable Allocation”), the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

(b)	The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Restrictions on Dividends and Other Distributions. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on the shares of any class or series of stock of the Acquiring Fund ranking, as to the payment of dividends, on a parity with VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the VRDP Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon the VRDP Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of stock of the Acquiring Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared upon VRDP Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with VRDP Shares are expected to be declared pro rata so that the amount of dividends declared per VRDP Share and such other class or series of stock will in all cases bear to each other the same ratio that accumulated dividends per VRDP Share and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per VRDP Share will be based on the Applicable Rate for such share effective during the Dividend Periods during which dividends were not paid in full).

The Board of Directors may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

For so long as any VRDP Share is Outstanding, and except as set forth above and except for pro rata distributions as set forth in the Articles Supplementary, (A) the Acquiring Fund may not

declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Acquiring Fund ranking junior to or on a parity with the VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to or on a parity with VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRDP Shares through their most recently ended Dividend Period have been paid or have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Acquiring Fund has redeemed the full number of VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) would each at least equal the VRDP Shares Basic Maintenance Amount.

Designation of Special Rate Periods. The Acquiring Fund, at its option, with the prior written consent of the Liquidity Provider, may designate any succeeding Subsequent Rate Period of the VRDP Shares as a Special Rate Period (a “Special Rate Period”) consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as described in the next paragraph. A designation of a Special Rate Period is effective only with the prior written consent of the Liquidity Provider and if (A) it is permitted by applicable law and the Charter, (B) notice thereof have been given in accordance with the Articles Supplementary, (C) no VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, and (D) if any Notice of Redemption has been provided by the Acquiring Fund with respect to any VRDP Shares, the Redemption Price with respect to the VRDP Shares has been deposited with the Tender and Paying Agent. In the event the Acquiring Fund wishes to designate any succeeding Subsequent Rate Period for VRDP Shares as a Special Rate Period consisting of more than twenty-eight (28) Rate Period Days, the Acquiring Fund will notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) in advance of the commencement of such Subsequent Rate Period that the Acquiring Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and is required to provide Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with such documents as they may request.

If the Acquiring Fund proposes to designate any succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, not less than twenty (20) (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than thirty (30) days prior to the date the Acquiring Fund proposes to designate as the first (1st) day of such Special Rate Period (which will be such day that would otherwise be the first (1st) day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) will be sent by the Acquiring Fund by first-class mail, postage prepaid or by Electronic Means to the Holders with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice will state (A) that the Acquiring Fund may exercise its option to designate a succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, specifying the first (1st) day thereof, (B) that the Acquiring Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for the VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period and (G) the Special Optional Tender Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period.

No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of any proposed Special Rate Period of VRDP Shares as to which notice has been given (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Acquiring Fund is required to deliver to the Remarketing Agent and the Liquidity Provider either:

(a)

a notice (“Notice of Special Rate Period”) stating (A) that the Acquiring Fund has determined to designate the next succeeding Rate Period of VRDP Shares as a Special Rate Period, specifying the same and the first (1st) day thereof, (B) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (C) the rate calculation period to be used in determining the Applicable Rate if the term thereof is different from the term of the Special Rate Period and any other special provisions relating to the calculation of the Applicable Rate, including any provision for setting the Applicable Rate by reference to any index or to the ratings of the VRDP Shares or specifying any additional events or conditions the existence or occurrence of which result in adjustments to the Applicable Rate or additional fees or payments in respect of VRDP Shares (which provisions may vary provisions that are set forth in the Charter (including the Articles Supplementary), provided that the provisions and variations are clearly and expressly set forth in the Notice of Special Rate Period), (D) that such Special Rate Period will not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first (1st) day of such Special Rate

Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period, (G) the Special Optional Tender Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period (including whether the Optional Tender provisions will be applicable or otherwise subject to special conditions during the Special Rate Period), (H) the special provisions, if any, relating to the transfer of the VRDP Shares during the Special Rate Period, (I) the special provisions, if any, related to Taxable Allocations during the Special Rate Period and any resulting Gross-up Payments during the Special Rate Period, including, but not limited to, that Section 3 of Part I and Section 6 of Part II of the Articles Supplementary will have no effect during the Special Rate Period and that, instead, alternative special provisions will be observed during such period, (J) the special provisions, if any, relating to the creation and termination of the Special Rate Period, including, but not limited to, any provisions relating to the nature and scope of the obligations and rights of the Liquidity Provider and the Remarketing Agent in connection therewith, the short-term credit ratings of the Liquidity Provider and the short-term preferred stock ratings of the VRDP Shares, the Remarketing of the VRDP Shares upon the termination of the Special Rate Period, the applicability of the redemption and certain other related provisions of the Articles Supplementary with respect to VRDP Shares held by the Liquidity Provider (whether or not in its capacity as such) during the Special Rate Period and any rights of the Acquiring Fund to request Holders of VRDP Shares to agree to an extension of the Special Rate Period prior to the termination thereof and (K) the special provisions, if any, relating to Mandatory Tender Events and Mandatory Tenders with respect to VRDP Shares during the Special Rate Period (including whether Mandatory Tender Events and Mandatory Tenders will be applicable during the Special Rate Period), such notice to be accompanied by a VRDP Shares Basic Maintenance Report showing that, as of the third (3rd) Business Day immediately preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating such VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating such VRDP Shares at the request of the Acquiring Fund) each have an aggregate Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the Moody’s Guidelines); or

(b)	a notice stating that the Acquiring Fund has determined not to exercise its option to designate a Special Rate Period for the VRDP Shares and that the next succeeding Rate Period for the VRDP Shares will be a Minimum Rate Period.

If the Acquiring Fund fails to deliver either of the notices described above by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Acquiring Fund will be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special

Rate Period to the effect set forth in (b) above. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (a) above, it is required to file a copy of such notice with the secretary of the Acquiring Fund, and the contents of such notice will be binding on the Acquiring Fund and the Holders and Beneficial Owners of the VRDP Shares. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (b) above, the Acquiring Fund is required to provide Moody’s (if Moody’s is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and Fitch (if Fitch is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) a copy of such notice.

In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a Notice of Special Rate Period, it is required to deliver, concurrently with the delivery thereof to the Remarketing Agent and the Liquidity Provider, such Notice of Special Rate Period to the Holders of the VRDP Shares subject to the Special Rate Period. During the term of the Special Rate Period, the Acquiring Fund is required to provide a copy of the Notice of Special Rate Period to (i) any Holder or Beneficial Owner of the VRDP Shares upon request and (ii) any Holder or Beneficial Owner that is a transferee in any transfer of the VRDP Shares during the Special Rate Period promptly after receiving the notice described below; provided, that the Acquiring Fund has been notified of any such transfer and has been provided with the contact information of such Holder or Beneficial Owner, as applicable.

A Notice of Special Rate Period may be amended by the Acquiring Fund at any time; provided, however, that the Acquiring Fund delivers any such amendment to the Remarketing Agent, the Liquidity Provider and the Acquiring Fund VRDP Holders subject to the Special Rate Period.

The designation of a Special Rate Period is a Mandatory Tender Event. See “Remarketing Procedures—Mandatory Tender” below.

Failed Remarketing Condition and Maximum Rate

A Failed Remarketing Condition means the occurrence of a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth below) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days. Pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent is required to provide notice of such Failed Remarketing Condition within two (2) Business Days of receipt by the Tender and Paying Agent of such notice of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to the Holders (with a copy to the Acquiring Fund).

The “Maximum Rate” for the VRDP Shares on any Rate Determination Date, or in respect of the occurrence of a Failed Remarketing Condition for the VRDP Shares, means the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. Any change in the definition of the Maximum Rate will require the prior written consent of the Liquidity Provider. The Maximum

Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Acquiring Fund has given notification to the Remarketing Agent and the Tender and Paying Agent prior to the Applicable Rate Determination for the Rate Period pursuant to the Articles Supplementary that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

The “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

The “Applicable Percentage” of the Applicable Base Rate is as follows:

Long-Term* Rating		Applicable Percentage of Applicable Base Rate—No Notification
Fitch	Moody’s
AA- to AAA	Aa3 to Aaa	100%
BBB- to A+	Baa3 to A1	110%
Below BBB-**	Below Baa3**	135%

(1)	And/or the equivalent ratings of an Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund; utilizing the lower of the ratings of the Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund.

(2)	Includes unrated, if no Rating Agency is then rating the VRDP Shares

In the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II of the Articles Supplementary that any ordinary income and capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table will be divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and New Jersey personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and New Jersey corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

“Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described below) when there is not a Failed Remarketing Condition, 200 basis points (2.00%).

If a Failed Remarketing Condition has occurred or is continuing, then the Applicable Spread is 200 basis points (2.00%) up to 59 days after the occurrence of a Failed Remarketing Condition. If a Failed Remarketing Condition continues for more than 59 days, then the determination of the Applicable Spread will increase in accordance with the following schedule:

sixty (60) days but fewer than ninety (90) days of a continued Failed Remarketing Condition:	225 basis points (2.25%)
ninety (90) days but fewer than 120 days of a continued Failed Remarketing Condition:	250 basis points (2.50%)
120 days but fewer than 150 days of a continued Failed Remarketing Condition:	275 basis points (2.75%)

150 days but fewer than 180 days of a continued Failed Remarketing Condition:	300 basis points (3.00%)
180 days or more of a continued Failed Remarketing Condition:	400 basis points (4.00%)

If at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%), and the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, then such Applicable Spread will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists (the “45-Day Period”).

If a new Failed Remarketing Condition occurs prior to the end of the 45-Day Period, and the Applicable Spread is 225 basis points (2.25%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 250 basis points (2.50%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 275 basis points (2.75%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 300 basis points (3.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 400 basis points (4.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount in the Rating Agency Guidelines of the Rating Agency or Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent;

provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

Notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, in no event will the Maximum Rate exceed 15%; provided, however, that in the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to the Articles Supplementary that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Maximum Rate will not exceed 15% divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and New Jersey personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and New Jersey corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

Redemptions

Mandatory Redemption. The Acquiring Fund is required to redeem, out of funds legally available therefor and otherwise in accordance with state law, all Outstanding VRDP Shares on May 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

The Acquiring Fund also is required to redeem VRDP Shares, out of funds legally available therefor and otherwise in accordance with state law, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Directors for redemption, certain of the VRDP Shares, if the Acquiring Fund fails to:

(i)	have either Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount; or

(ii)	maintain the Minimum VRDP Shares Asset Coverage; and such failure is not cured on or before the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

In the event of failure by the Acquiring Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Shares Basic Maintenance Amount, if then applicable, the Acquiring Fund may seek to cure such failure on or prior to the VRDP Shares Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the VRDP Shares at the request of the Acquiring Fund as in effect at the time of failure.

The number of VRDP Shares to be redeemed is required to be equal to the lesser of (i) the minimum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the Acquiring Fund’s (a) having each of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount, or (b) maintaining the Minimum VRDP Shares Asset Coverage, as the case may be, on the applicable Cure Date (provided, however, that if there is no such minimum number of VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and Preferred Shares then outstanding is required to be redeemed), and (ii) the maximum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds legally available therefor in accordance with the Charter and applicable law. In determining the VRDP Shares required to be redeemed in accordance with the foregoing, the Acquiring Fund is required to allocate the number required to be redeemed to satisfy the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage, as the case may be, pro rata among VRDP Shares and other Preferred Shares (and, then, pro rata among each series of VRDP Shares) subject to redemption or retirement. The Acquiring Fund is required to effect such redemption on the date fixed by the Acquiring Fund therefor, which date may not be earlier than ten (10) days nor later than sixty (60) days after the applicable Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Acquiring Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to sixty (60) days after the applicable Cure Date, the Acquiring Fund is required to redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed will be redeemed pro rata, by lot or other fair method as determined by the Board from the Holders in proportion to the number of VRDP Shares held by such Holders.

In addition, in accordance with the Articles Supplementary and if then required pursuant to the Fee Agreement, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous period of six (6) months (the “Six-Month Period”) during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares will have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock; provided that, as of the date of redemption: (i) to the extent any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider, the Purchase

Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party, or any successor or permitted assign; and (ii) to the extent (a) any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption will have made written affirmation to the Acquiring Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso will not relieve the Acquiring Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and will only result in a delay by the Acquiring Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares is required to be determined by the Acquiring Fund on a first-in, first-out basis. The Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Acquiring Fund for such redemption, which date may not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund is required to redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

In connection with any Failed Remarketing Condition—Purchased VRDP Shares Redemption, the Acquiring Fund is required under the Fee Agreement to segregate assets for the purpose of such redemption. See “The Purchase Obligation—Fee Agreement.”

Optional Redemption. VRDP Shares may be redeemed, at the option of the Acquiring Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor and otherwise in accordance with applicable state law, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares remain Outstanding; and (2) the Notice of Special Rate Period relating to a Special Rate Period of VRDP Shares, as delivered to the Remarketing Agent and filed with the secretary of the Acquiring Fund, may provide that VRDP Shares may not be redeemable during the whole or any part of such Special Rate Period or may be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as may be specified therein (“Special Redemption Provisions”).

The Acquiring Fund may not on any date send a Notice of Redemption in respect of an Optional Redemption unless on such date (a) the Acquiring Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a Market Value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such VRDP Shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) each at least equals the VRDP Shares Basic Maintenance Amount, and would at least equal the VRDP Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets will be determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the definition of Moody’s Discount Factor herein.

Notice of Redemption and Other Redemption Provisions. If the Acquiring Fund determines or is required to redeem, in whole or in part, VRDP Shares pursuant to the Articles Supplementary, the Acquiring Fund is required to send a Notice of Redemption, by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider, or, in the case of a redemption resulting from a Failed Remarketing Condition—Purchased VRDP Shares Redemption, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Acquiring Fund to promptly do so by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Acquiring Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time will be acceptable to the Tender and Paying Agent. Such a notice is required to be sent to Holders not less than ten (10) days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption is required to state: (i) the Redemption Date; (ii) the number of VRDP Shares to be redeemed and the series thereof; (iii) the CUSIP number for VRDP Shares; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of the Articles Supplementary under which such redemption is made. If fewer than all VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder is required to also specify the number of VRDP Shares to be redeemed from such Holder. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that the Acquiring Fund may not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof will affect the validity of redemption proceedings, except as required by applicable law.

Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed is required to be selected pro rata from among the Holders of VRDP Shares in proportion to the number of VRDP Shares held by such Holders of VRDP Shares, by lot or in such manner as the Board of Directors may determine to be fair and equitable. Subject to the Articles Supplementary, the Board of Directors have the full power and authority to prescribe the terms and conditions upon which VRDP Shares will be redeemed from time to time.

Notwithstanding the provisions governing a Mandatory Redemption or Optional Redemption under the Articles Supplementary, if any dividends on VRDP Shares (whether or not earned or declared) are in arrears, no VRDP Shares will be redeemed unless all Outstanding VRDP Shares are simultaneously redeemed, and the Acquiring Fund may not otherwise purchase or acquire any VRDP Shares; however, the foregoing will not prevent the purchase or acquisition of Outstanding VRDP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of Outstanding VRDP Shares.

To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption is required to be made as soon as practicable to the extent such funds become available. A failure to redeem VRDP Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Acquiring Fund fails, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares for which such Notice of Redemption has been sent; provided, however, that the foregoing will not apply in the case of the Acquiring Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares where (1) the Notice of Redemption relating to such redemption, provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Acquiring Fund may not have redeemed VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on VRDP Shares and are required to include those VRDP Shares for which a Notice of Redemption has been provided.

Upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount sufficient to redeem the VRDP Shares that are the subject of such notice, dividends on such VRDP Shares will cease to accumulate and such VRDP Shares will no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Shares Purchase Agreement, for any purpose, and all rights of the holders of the VRDP Shares so called for redemption will cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Articles Supplementary. Notwithstanding the foregoing, VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

Liquidation

VRDP Shares rank on a parity with each other and with shares of any other series of Preferred Shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, and the Holders then Outstanding are entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to such stockholders and otherwise in accordance with applicable state law, before any payment or distribution may be made on the Common Shares or on any other class of shares of the Acquiring Fund ranking junior to the VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such VRDP Shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to, but excluding, the date of final distribution in same-day funds, together with any payments required to be made pursuant to the Articles Supplementary in connection with the liquidation of the Acquiring Fund. After the payment to the Holders of the full preferential amounts, the Holders as such will have no right or claim to any of the remaining assets of the Acquiring Fund.

In the event the assets of the Acquiring Fund available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such Holders are entitled pursuant to the Articles Supplementary, no such distribution may be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts are paid on account of the VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

Subject to the rights of the holders of any shares of any series or class or classes of shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, after payment has been made in full to the Holders, but not prior thereto, any other series or class or classes of shares ranking junior to the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders will not be entitled to share therein.

Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary.

Rating Agency Guidelines and Minimum VRDP Shares Asset Coverage

The Acquiring Fund is required under the Rating Agency Guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount. Each Rating Agency has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the Rating Agency Guidelines, all or a portion of such holding’s value may not be included in the calculation of Discounted Value. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The VRDP Shares Basic Maintenance Amount includes the sum of (a) the aggregate Liquidation Preference of VRDP Shares then Outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the Rating Agency Guidelines (and the Fee Agreement if required) to maintain, with respect to VRDP Shares, as of the last Business Day of each month, Minimum VRDP Shares Asset Coverage of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including the VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the VRDP Shares Basic Maintenance Amount or (b) the Minimum VRDP Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or agencies then rating the VRDP Shares at the request of the Acquiring Fund, the Acquiring Fund may be required to redeem VRDP Shares as described under “—Redemptions—Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by a Rating Agency. Failure to adopt any such modification, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the VRDP Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the Rating Agency Guidelines in the event the Acquiring Fund receives written confirmation from the applicable Rating Agency that any such amendment, alteration or repeal would not impair the ratings then assigned by such Rating Agency to the VRDP Shares.

The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that a Holder will be able to sell such VRDP Shares in a remarketing or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Acquiring Fund and the Investment Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by an NRSRO.

A Rating Agency’s guidelines apply to VRDP Shares only so long as such Rating Agency is rating such shares. The Acquiring Fund is required to pay certain fees to Moody’s or Fitch, or both, for rating VRDP Shares.

Voting Rights

Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of VRDP Shares will be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of stockholders of the Acquiring Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund, will be entitled to elect two directors of the Acquiring Fund at all times, with each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, will elect the balance of the directors.

If (i) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, are due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Tender and Paying Agent for the payment of such accumulated dividends, or (ii) at any time holders of the Preferred Shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund, then the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, including the VRDP Shares, as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. A special meeting of stockholders would be called and held as soon as reasonably practicable, which may be called by the Acquiring Fund by notice in accordance with the bylaws or by a holder of Preferred Shares on like notice. At that meeting and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, including the VRDP Shares, are entitled, voting together as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund), to elect the smallest number of additional directors that, together with the two directors which such holders are in any event entitled to elect, constitutes a majority of the total number of directors of the Acquiring Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Acquiring Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including the VRDP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares, including VRDP Shares (but not of the directors with respect to whose election the holders of Common Shares were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least a majority of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or authorize, create or issue additional shares of any series of VRDP Shares (except that, notwithstanding the foregoing, but subject to certain Rating Agency approvals, the Board, without the vote or consent of the Holders, may with the prior written consent of the Liquidity Provider from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of VRDP Shares or classes or series of Preferred Shares ranking on a parity with VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund), or (b) amend, alter or repeal the provisions of the Charter, or the Articles Supplementary, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VRDP Shares or the Holders thereof set forth in the Charter or the Articles Supplementary; provided, however, that (i) none of the actions permitted by the exception to clause (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the Minimum VRDP Shares Asset Coverage or, if Moody’s, Fitch or any Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund, the VRDP Shares Basic Maintenance Amount. For purposes of the foregoing, except as otherwise set forth in the Articles Supplementary, no matter will be deemed to adversely affect any right, preference or power of the VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes the terms of any preferential rights of such series, (ii) creates, alters or abolishes the terms of any right in respect of redemption of such series, or (iii) creates or alters (other than to abolish or to comply with applicable law) the terms of any restriction on transfer applicable to such series. So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of VRDP Shares in a manner different from any other series of VRDP Shares, the Acquiring Fund may not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series Outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). When Holders are entitled to vote on Charter amendments, such Holders will have exclusive voting rights on Charter amendments that would alter only the contract rights, as expressly set forth in the Charter (including the Articles Supplementary), of the Holders of the VRDP Shares.

Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any action not described in this paragraph requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Acquiring Fund is required to, not later than ten (10) Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) or each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The foregoing rights of the owners of the Preferred Shares, including the VRDP Shares, to vote as a separate class on certain matters are in addition to the right of the Preferred Shares, including the VRDP Shares, and the owners of Common Shares of the Acquiring Fund, voting together as a single class, to vote on such matters.

The Articles Supplementary do not require the Acquiring Fund to maintain any particular preferred stock ratings for the VRDP Shares, and the Board of Directors may, subject to Section 5(d) of Part I of the Articles Supplementary, at any time, terminate the services of a Rating Agency then providing a rating for the VRDP Shares with or without replacement, in either case, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund; provided that the Acquiring Fund is required to provide notice to Holders as described below prior to terminating the services of a Rating Agency.

The Board of Directors, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another Rating Agency; provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to Holders prior to terminating the services of a Rating Agency and replacing it with another Rating Agency. In the event a Rating Agency ceases to furnish a preferred stock rating or the Acquiring Fund terminates a Rating Agency with a replacement in accordance with Section 5(d) of Part I of the Articles Supplementary, the Acquiring

Fund will no longer be required to comply with the Rating Agency Provisions of the Rating Agency so terminated and, as applicable, the Acquiring Fund will be required to thereafter comply with the Rating Agency Provisions of each Rating Agency then providing a rating for the VRDP Shares.

The Board of Directors, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement; provided that (i) the Acquiring Fund has given the Remarketing Agent, the Tender and Paying Agent, and the Liquidity Provider, and Moody’s, Fitch or each Other Rating Agency, as applicable, and Holders of VRDP Shares at least 45 calendar days’ advance written notice of such termination of services, (ii) the Acquiring Fund is in compliance with the Moody’s Provisions, the Fitch Provisions or the Other Rating Agency Provisions, as the case may be, at the time the 45 calendar days’ advance written notice is given and at the time of the termination of services and (iii) the VRDP Shares continue to be rated by at least one NRSRO at and after the time of the termination of services.

The Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, are required to be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Acquiring Fund, the Board of Directors and any holder of Preferred Shares, including VRDP Shares, or any other stockholder of the Acquiring Fund.

The Board of Directors, without the vote or consent of any holder of Preferred Shares, including any Holder of VRDP Shares, or any other stockholder of the Acquiring Fund, may from time to time take such actions as may be reasonably required in connection with obtaining, maintaining or changing the rating of any Rating Agency that is then rating the VRDP Shares at the request of the Acquiring Fund, and any such action will not be deemed to affect the preferences, rights or powers of Preferred Shares, including VRDP Shares, or the Holders thereof; provided that the Board of Directors receives written confirmation from such Rating Agency, as applicable, then rating the VRDP Shares at the request of the Acquiring Fund (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any series of VRDP Shares) that any such action would not adversely affect the rating then assigned by such Rating Agency.

Remarketing Procedures

Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day) by a proper delivery of a Notice of Tender to the Tender and Paying Agent. Each Notice of Tender will be irrevocable (except as provided below) and effective upon receipt and will:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by e-mail transmission (or if e-mail transmission is unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased, and the Purchase Date, and be in substantially the form of and contain such other information specified in the form of such notice attached as an exhibit to the VRDP Shares Purchase Agreement; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as provided below) on or before 2:00 p.m., New York City time, on the Purchase Date.

Upon receipt of a Notice of Tender, the Tender and Paying Agent is required to provide a copy of such notice to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by e-mail transmission (or if e-mail transmission is unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent is required to be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) is required to notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by e-mail transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent is required to contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by such time. The Tender and Paying Agent is required to deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date are required to be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

Mandatory Tender

VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Tender will be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of the Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days’ prior notification by Electronic Means by the Acquiring Fund) is required to provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Articles Supplementary will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred.

The Purchase Date in respect of a Mandatory Tender Event may not be later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (i) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (ii) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (iii) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (iv) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

Remarketing Schedule

In connection with any attempted Remarketing, all tendered VRDP Shares are required to be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider is required to be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, is required to be communicated by the Remarketing Agent to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent by e-mail transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares are required to be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale are required to provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City, time on the related Purchase Date.

By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent is required to deliver a notice to the Tender and Paying Agent and the Liquidity Provider (and, at the direction of the Acquiring Fund, concurrently therewith or as promptly as practicable thereafter, to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice) (a “Remarketing Notice”), by e-mail transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent is required to promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) a preliminary Notice of Purchase (“Preliminary Notice of Purchase”) that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if proceeds from a Remarketing for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent is required to deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, will be treated as not having been successfully remarketed and will be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider will equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

The Liquidity Provider is required to, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Notice of Purchase delivered by the Tender and Paying

Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Acquiring Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Shares Purchase Agreement, in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of VRDP Shares in the form of global securities.

Any VRDP Shares held by the Liquidity Provider will be deemed to have been tendered for Remarketing pursuant to an Optional Tender on the Business Day immediately following the acquisition of such VRDP Shares by the Liquidity Provider, and such notice will be deemed to have been given in a timely manner.

In connection with the allocation of VRDP Shares tendered for Remarketing by the Liquidity Provider and any other holder of VRDP Shares in any Remarketing, the Remarketing Agent is required to allocate those VRDP Shares previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those VRDP Shares acquired earliest by the Liquidity Provider).

In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, the Acquiring Fund (i) upon becoming aware thereof, is required to promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, will use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date, the Tender and Paying Agent is required to deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price are required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Liquidity Provider, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not so delivered, for return to the Liquidity Provider upon its request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing are required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date, for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not delivered, for return to the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, upon the Remarketing Agent’s request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Upon delivery of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, to the Tender and Paying Agent, the Tender and Paying Agent is required to pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Shares Purchase Agreement from the Liquidity Provider, with respect to the VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be.

Except as otherwise expressly provided for herein, the purchase and delivery of tendered VRDP Shares in the form of global securities and their Remarketing is required to be accomplished in accordance with the applicable procedures of the Securities Depository.

At any time after the termination of the VRDP Shares Purchase Agreement (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing are required to be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent.

The Remarketing Agent and the Tender and Paying Agent each is required to use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect, any VRDP Shares unsold in a Remarketing are required to be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, with the prior written consent of the Liquidity Provider, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent; provided that any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Acquiring Fund. The Remarketing Agent may sell VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

Mandatory Purchase

VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Purchase is required to be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund, or the Tender and Paying Agent at the

direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days’ prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date may not be later than seven (7) days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement. Any notice given in respect of a Mandatory Purchase under the Articles Supplementary will be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

The Purchase Obligation

VRDP Shares Purchase Agreement. As long as VRDP Shares are Outstanding, the Acquiring Fund is required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Acquiring Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Directors.

Pursuant to the VRDP Shares Purchase Agreement, the Liquidity Provider is required to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Articles Supplementary and the VRDP Shares Purchase Agreement, including without limitation to any other provision of the VRDP Shares Purchase Agreement, on the Purchase Date for a Mandatory Tender in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. In no event will amounts paid by the Liquidity Provider in respect of the Purchase Price be paid from funds or property of the Acquiring Fund, including, without limitation, any funds derived from funds that the Acquiring Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to the VRDP Shares Purchase Agreement runs to the benefit of Holders and Beneficial Owners from time to time of the VRDP Shares and is unconditional and irrevocable in accordance with the provisions of the VRDP Shares Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in the VRDP Shares Purchase Agreement or of the Acquiring Fund set forth in the Fee Agreement or the termination of the obligations of the Remarketing Agent under the VRDP Shares Remarketing Agreement.

The obligation of the Liquidity Provider to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date is unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase will automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider as provided in the VRDP Shares Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable.

As more fully provided in the VRDP Shares Purchase Agreement, the Liquidity Provider has agreed to reimburse any Beneficial Owner (or former Beneficial Owner) for any dividends or redemption proceeds previously paid by the Acquiring Fund that such Beneficial Owner (or former Beneficial Owner) is required to pay the bankruptcy estate of the Acquiring Fund pursuant to a final, non-appealable judgment of a bankruptcy court upon presentation of evidence of payment reasonably satisfactory to the Liquidity Provider. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares will be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Acquiring Fund and the bankruptcy estate of the Acquiring Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) will be required to execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment.

The VRDP Shares Purchase Agreement will terminate by its terms on the later of (A) the earlier of (i) July 5, 2018, or any succeeding date to which the term of the VRDP Shares Purchase Agreement is extended pursuant to the terms thereof (the “Scheduled Termination Date”), subject to extension, as described below, and (ii) the reduction of the Available Commitment of the Liquidity Provider to zero; and (B) the date of payment of all sums payable by the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement. The VRDP Shares Purchase Agreement also will terminate by its terms in the event that the Liquidity Provider becomes a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement (a “Related Party Termination Event”), which effective date will also be the termination date of the VRDP Shares Purchase Agreement (the “Related Party Termination Date”). In addition, upon instruction by the Acquiring Fund, the Tender and Paying Agent may terminate the VRDP Shares Purchase Agreement prior to the Scheduled Termination Date if the Liquidity Provider has failed to maintain, at any time, (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act (a “Liquidity Provider Ratings Event”).

No expiration or termination of the Liquidity Provider’s obligations under the VRDP Shares Purchase Agreement will be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Articles Supplementary, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to the VRDP Shares Purchase Agreement.

The “Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding, plus all accumulated but unpaid dividends, whether or not earned or declared.

The Acquiring Fund has the right, exercisable not more than 120 days nor less than ninety (90) days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of the Scheduled Termination Date for an additional period of 364 days or, if mutually agreed upon by the parties to the Fee Agreement, a period greater than 364 days, on terms and conditions that may be different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect. The Liquidity Provider is required to, no later than thirty (30) days after receiving such request, notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of such request, which acceptance by the Liquidity Provider may be a Conditional Acceptance conditioned upon terms and conditions which are different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect or the terms and conditions proposed by the Acquiring Fund in making an extension request. If the

Liquidity Provider fails to notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of the Acquiring Fund’s request for extension within such 30-day period, such failure to respond will constitute a rejection of such request. If the Liquidity Provider provides a Conditional Acceptance, the Acquiring Fund will have thirty (30) days thereafter to notify the Liquidity Provider and the Tender and Paying Agent of its acceptance or rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance. Under such circumstances, the Acquiring Fund’s failure to notify the Liquidity Provider and the Tender and Paying Agent within the 30-day period will be deemed a rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance.

Fee Agreement. Pursuant to the Fee Agreement, the Acquiring Fund is required to pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the Purchase Obligation under the VRDP Shares Purchase Agreement. The Fee Agreement includes certain representations, warranties and covenants, including the covenant that the Acquiring Fund may not agree or consent to any amendment, supplement, modification or repeal of the Fee Agreement, the Charter, the Articles Supplementary, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement (or provision therein, nor waive any provision thereof) to which it is a party (or to which its consent is required because such document constitutes an organizational document of the Acquiring Fund or otherwise) without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), and the Liquidity Provider, without the prior written consent of the Acquiring Fund, may not agree or consent to any amendment, supplement, modification or repeal of the VRDP Shares Purchase Agreement, nor waive any provision thereof.

In addition, the Acquiring Fund may not, without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), designate or approve of: (i) the designation of any Special Rate Period; (ii) any change to the Dividend Payment Dates or Dividend Periods in respect of any Minimum Rate Periods; (iii) any change to the definition of “Applicable Rate,” “Maximum Rate” or “Applicable Spread”; (iv) any change to the Dividend Payment Dates in respect of any Special Rate Period consisting of more than seven (7) Rate Period Days; (v) the authorization, creation or issuance of any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or the authorization, creation or issuance of additional shares of any series of VRDP Shares in accordance with the Articles Supplementary; (vi) unless the VRDP Shares are redeemed in full prior to the conversion, the conversion of the Acquiring Fund from a closed-end to an open-end investment company; (vii) any plan of reorganization of the Acquiring Fund; (viii) the inclusion of Special Redemption Provisions in the Notice of Special Rate Period; (ix) the modification of the procedures for redemption; (x) any amendment to the Articles Supplementary in connection with the issuance of additional VRDP Shares or the issuance of an additional series of VRDP Shares; (xi) the selection of one or more Other Rating Agencies; (xii) any change to the Acquiring Fund’s investment objectives, as described in this Appendix, requiring the approval of the holders of a “majority of the outstanding” (as defined in the 1940 Act) Common Shares and VRDP Shares, voting as a separate class; or (xiii) the appointment of a LIBOR Dealer from time to time.

The Acquiring Fund also has agreed with the Liquidity Provider as follows:

(i)

The Acquiring Fund will limit certain of the Acquiring Fund’s investments in a manner consistent with the Liquidity Provider’s credit policies that may be more restrictive than the Acquiring Fund’s stated investment policies. Such limitations may change from time to time by agreement with the Liquidity Provider, or may be eliminated if not required by any replacement Liquidity Provider. In any case, the

Acquiring Fund does not believe that such limitations will materially restrict the Acquiring Fund’s ability to pursue its investment objectives and policies.

(ii)	Unless the Acquiring Fund receives the prior written consent of the Liquidity Provider, the Acquiring Fund will maintain the Acquiring Fund’s Effective Leverage Ratio at or below 45%; provided, however, in the event that the Acquiring Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46%, and (b) in any event other than an event described in the immediately preceding clause (a), the Acquiring Fund is required to cause its Effective Leverage Ratio to be 45% or lower within fifteen (15) Business Days (the “Effective Leverage Ratio Cure Period”).

“Effective Leverage Ratio” means the quotient of:

(A)	the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B)	the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clauses (i)(x) and (y) of paragraph A above), less the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities will include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

(iii)	In accordance with the Articles Supplementary, the Acquiring Fund will maintain the Minimum VRDP Shares Asset Coverage specified in the Fee Agreement or, if it does not timely cure a failure to maintain the Minimum VRDP Shares Asset Coverage, the Acquiring Fund will be required to redeem VRDP Shares, as described under “Description of VRDP Shares—Redemptions—Mandatory Redemption.”

(iv)	In accordance with the Articles Supplementary, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous Six-Month Period during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day in accordance with the Related Documents but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares has occurred and is continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock.

The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares will be determined by the Acquiring Fund on a first-in, first-out basis. During the continuation of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Purchased VRDP Shares, the Acquiring Fund will be required to segregate assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100%, with 15 days remaining) with a market value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares until the earlier of the successful remarketing or redemption of such Purchased VRDP Shares.

The Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the Redemption Date fixed by the Acquiring Fund therefor, which date will not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption, or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock, in each case, to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund will redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

Under the VRDP Shares Fee Agreement, the Acquiring Fund is required to indemnify the Liquidity Provider against certain liabilities out of or in connection with its duties under the VRDP Shares Fee Agreement.

Remarketing Agent

The Acquiring Fund entered into a VRDP Shares Remarketing Agreement with Citigroup Global Markets Inc. The Remarketing Agent is required to use its best efforts to remarket VRDP Shares on behalf of Holders pursuant to a Tender of VRDP Shares. The Acquiring Fund is required to use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with experience in remarketing variable rate securities, whose appointment has been consented to in writing by the Liquidity Provider (which consent will not be unreasonably withheld). Any decision by the Acquiring Fund to replace the Remarketing Agent requires the prior written consent of the Liquidity Provider (which consent will not be unreasonably withheld).

In connection with any attempted Remarketing, all such VRDP Shares are required to be remarketed at the Purchase Price of such VRDP Shares. If, at any time, Moody’s, Fitch or any

Other Rating Agency does not make available a rating for the VRDP Shares required for the Remarketing Agent to calculate any Maximum Rate, or if both Moody’s and Fitch will not make available such a rating, the Acquiring Fund is required to select, with the prior written consent of the Liquidity Provider, one or more Other Rating Agencies for such purpose.

The Remarketing Agent is required to remarket or otherwise offer and sell the VRDP Shares only to Persons that it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A. In addition, in the case of VRDP Shares tendered for Remarketing by any Beneficial Owner other than the Liquidity Provider or the Remarketing Agent, the Remarketing Agent agrees to remarket the VRDP Shares tendered by such Beneficial Owner only to Persons that also are registered investment companies under the 1940 Act (other than VRDP Shares that the Remarketing Agent in its sole discretion purchases for its own account). The Investment Advisor, affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, and Persons over which the Investment Advisor, or affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority, other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, are not permitted to purchase VRDP Shares without the prior written consent of the Liquidity Provider and any such purchases will be void ab initio; provided, however, that the Acquiring Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Advisor in riskless principal transactions with respect to such purchases of VRDP Shares.

The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent is not obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing.

None of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent are obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its VRDP Shares in a Remarketing unless, in each case, such VRDP Shares were acquired for the account of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent. The Remarketing Agent may exercise any vote or join in any action which any Holder of VRDP Shares may be entitled to exercise or take pursuant to the Articles Supplementary with like effect as if it did not act in any capacity under the VRDP Shares Remarketing Agreement. The Remarketing Agent, in its individual capacity, either as a principal or agent, may also engage in or have an interest in any financial or other transaction with the Acquiring Fund as freely as if it did not act in any capacity under the VRDP Shares Remarketing Agreement.

The Remarketing Agent will not be responsible or liable for any failure or delay in the performance of its obligations under the VRDP Shares Remarketing Agreement arising out of or caused by the failure of any other party (other than an affiliate of the Remarketing Agent) to provide any notice, statement or document required to be delivered in connection with performance by the Remarketing Agent of the relevant obligation.

Under the VRDP Shares Remarketing Agreement, the Acquiring Fund is required to indemnify the Remarketing Agent against certain liabilities out of or in connection with its duties under the VRDP Shares Remarketing Agreement.

The Remarketing Agent may resign and be discharged from its duties and obligations under the VRDP Shares Remarketing Agreement with respect to the VRDP Shares by giving ninety (90) days’ prior written notice to the Acquiring Fund, the Tender and Paying Agent, and the Liquidity Provider.

In addition, the Remarketing Agent may terminate the VRDP Shares Remarketing Agreement and all of its obligations thereunder with respect to VRDP Shares, by notifying the Acquiring Fund, the Tender and Paying Agent, and the Liquidity Provider of its election to do so, if any of the following conditions have not been met or satisfied in full and such failure shall have continued for a period of thirty (30) days after such Remarketing Agent has given notice thereof to the Acquiring Fund specifying the condition which has not been met and requiring it to be met: (i) any legislation, resolution, ordinance, rule or regulation is enacted by any governmental body, department or agency of the United States or the State of New York, or a decision by any court of competent jurisdiction within the United States or the State of New York is rendered, which, in the Remarketing Agent’s reasonable opinion, materially adversely affects the marketability of the VRDP Shares; (ii) additional material restrictions not in force as of the date of the VRDP Shares Remarketing Agreement have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, which, in the Remarketing Agent’s reasonable opinion, would cause the performance of the Remarketing Agent’s obligations under the VRDP Shares Remarketing Agreement to violate applicable law; (iii) any litigation is instituted and outstanding to restrain or enjoin the sale or remarketing of the VRDP Shares or in any way protesting or affecting any authority for or the validity of the VRDP Shares or the VRDP Shares Remarketing Agreement, or the existence or powers of the Acquiring Fund or the Liquidity Provider to perform, as applicable, its obligations under the VRDP Shares Remarketing Agreement or under the VRDP Shares Purchase Agreement; (iv) a general banking moratorium has been declared by federal or New York authorities having jurisdiction or a material disruption in commercial banking or securities settlement of clearances services or a force majeure event has occurred which in the reasonable opinion of the Remarketing Agent materially adversely affects the settlement or clearance of the VRDP Shares; or (v) a material misstatement or omission in the Remarketing Materials, except for any Liquidity Provider Information, so long as the Liquidity Provider is an affiliate of the Remarketing Agent, has occurred, so that it is not advisable, in the reasonable judgment of the Remarketing Agent, to attempt to remarket the VRDP Shares; provided that the Remarketing Agent, upon identifying any such material misstatement or omission in the Remarketing Materials, promptly notifies the Acquiring Fund. Termination of the VRDP Shares Remarketing Agreement by the Remarketing Agent after giving the required notices with respect to VRDP Shares will be immediate in the event of the occurrence and continuation of any of the following events: (i) the rating of the VRDP Shares or the Liquidity Provider has been downgraded or withdrawn by an NRSRO, the effect of which, in the reasonable opinion of the Remarketing Agent, is to affect materially and adversely the market price of the VRDP Shares or the Remarketing Agent’s ability to remarket the VRDP Shares; (ii) all of the VRDP Shares shall have been redeemed by the Acquiring Fund; (iii) without the prior written consent of the Remarketing Agent, the Articles Supplementary, the Charter, or the Tender and Paying Agent Agreement is either not in full force and effect or has been amended in any manner that in the reasonable opinion of the Remarketing Agent materially changes the nature of the VRDP Shares or the remarketing procedures; (iv) legislation or a decision by a court of the United States is rendered, or stop order, ruling, regulation or official statement by, or on behalf of, the SEC or other governmental agency having jurisdiction of the subject matter is made, to the effect that the offering or sale of the VRDP Shares is or would be in violation of any provision of the Securities Act as then in effect, or the Exchange Act as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of the VRDP Shares without registration under the Securities Act. Notwithstanding the foregoing, so long as the Purchase Obligation is in effect, following notice of a Mandatory Tender Event, the Remarketing Agent may not terminate the VRDP Shares Remarketing

Agreement or resign until after the purchase of the VRDP Shares required to be made on the related Purchase Date; provided that the Remarketing Agent will not be required to perform its obligations under the VRDP Shares Remarketing Agreement or under any other Related Document if, in the opinion of a nationally recognized outside counsel selected by the Remarketing Agent reasonably acceptable to the Acquiring Fund and its Investment Advisor, such performance would violate any applicable laws.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), may remove the Remarketing Agent with respect to the VRDP Shares by giving at least sixty (60) days’ prior written notice to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider; provided, however, that no such removal shall become effective for an additional thirty (30) days unless the Acquiring Fund has appointed, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), at least one nationally recognized securities dealer with experience in remarketing variable rate securities as a successor Remarketing Agent for the VRDP Shares and the successor Remarketing Agent has entered into a remarketing agreement with the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, in which it has agreed to, among other duties, conduct Remarketings in respect of VRDP Shares and determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Articles Supplementary; provided, further, however, that if the Liquidity Provider is an affiliate of the Remarketing Agent, the Remarketing Agent may not be removed unless the Liquidity Provider consents to such removal or the successor Remarketing Agent agrees to purchase any VRDP Shares owned by the Remarketing Agent as of the effective date of such removal at a purchase price equal to the Liquidation Preference thereof plus accumulated but unpaid dividends thereon (whether or not earned or declared) to the effective date of such removal. In such case, the Acquiring Fund will use its best efforts to appoint a successor Remarketing Agent for VRDP Shares and enter into a remarketing agreement with such person as soon as reasonably practicable.

Tender and Paying Agent

The Acquiring Fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon.

The Tender and Paying Agent Agreement provides, among other things, that the Tender and Paying Agent will (a) act as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares, and (b) carry out certain other procedures provided in the Tender and Paying Agent Agreement.

The Tender and Paying Agent also entered into the VRDP Shares Purchase Agreement with the Liquidity Provider. Any decision by the Board of Directors to replace the Tender and Paying Agent requires the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld).

The Acquiring Fund is required to use its best efforts to engage at all times a Tender and Paying Agent. The Tender and Paying Agent may resign and be discharged from its duties and obligations under the Tender and Paying Agent Agreement with respect to any VRDP Shares by giving sixty (60) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Remarketing Agent or Remarketing Agents, if any; provided, however, that no such resignation will be effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), a successor Tender and Paying Agent for such shares, and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake substantially the same duties and obligations with respect to such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for such shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) may remove the Tender and Paying Agent with respect to any VRDP Shares by giving at least sixty (60) days’ prior written notice to the Tender and Paying Agent, the Remarketing Agent or Remarketing Agents, if any, and the Liquidity Provider; provided, however, that no such removal will become effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) a successor Tender and Paying Agent for VRDP Shares and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake the same duties and assume the same obligations for such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for VRDP Shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Tender and Paying Agent will act as an agent pursuant to and in accordance with the Tender and Paying Agent Agreement and the VRDP Shares Purchase Agreement, as applicable. The Liquidity Provider and the Holders and, but only in connection with specific references therein to Beneficial Owners (as distinguished from references to Holders), the Beneficial Owners from time to time of the VRDP Shares are express third-party beneficiaries of the Tender and Paying Agent Agreement with respect to the provisions of the Tender and Paying Agent Agreement pursuant to which the Tender and Paying Agent is obligated to hold funds, Deposit Securities or VRDP Shares for or on their respective behalves, subject, however, to the terms and conditions of the Tender and Paying Agent Agreement, and with respect to the provisions of the VRDP Shares Purchase Agreement pursuant to which the Tender and Paying Agent is obligated to deliver a Preliminary Notice of Purchase and Final Notice of Purchase to the Liquidity Provider, deliver tendered VRDP Shares to the Liquidity Provider, and deliver the Purchase Price received from the Liquidity Provider to the tendering Beneficial Owner, Agent Member or Holder, as applicable, subject, however, to the terms and provisions of the VRDP Shares Purchase Agreement; provided that the Tender and Paying Agent has no obligation under the terms of those agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or other Person that arise out of or relate to such agreements. The Liquidity Provider is an express third-party beneficiary of the Tender and Paying Agent Agreement with respect to certain provisions of the Tender and Paying Agent Agreement, to the extent such provisions expressly provide rights or benefits to the Liquidity Provider, subject, however, to the other terms and provisions of the Tender and Paying Agent Agreement; provided that the Tender and Paying Agent has no obligation under the terms of the Tender and Paying Agent agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to such agreements. The Tender and Paying Agent is not required to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Acquiring Fund for the purpose of making payments.

Terms Applicable to the VRDP Shares During the Current Special Rate Period

General

The terms contained in this section are only applicable during the Current Special Rate Period and supersede any conflicting terms or provisions of the VRDP Shares described above during the Current Special Rate Period.

Calculations of Dividends During Current Special Rate Period

For each SRP Calculation Period for the VRDP Shares, the dividend rate on the VRDP Shares (the “SRP Applicable Rate”) is required to be calculated by the Tender and Paying Agent and will be equal to the rate per annum that results for the sum of the (1) Base Rate and (2) a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”) (the “SRP Applicable Rate Determination”).

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB1 by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. The SRP Applicable Rate for any SRP Calculation Period (or part thereof) will in no event be greater than the Maximum Rate.

The Tender and Paying Agent is required to (i) establish the SRP Applicable Rate not later than 5:00 p.m., New York City time, on each SRP Calculation Date for each SRP Calculation Period and (ii) notify the Acquiring Fund, the Acquiring Fund’s Custodian, and, upon request from the Acquiring Fund, the Holders, of the SRP Applicable Rate by Electronic Means after 5:00 p.m., New York City time, on each SRP Calculation Date.

The Tender and Paying Agent is required to obtain the Base Rate from Thompson Reuters, or if the Base Rate is not available on Thompson Reuters, then the Tender and Paying Agent is required to obtain the Base Rate from any other information source for the Base Rate approved by the Acquiring Fund. If there is a change in the long-term ratings of the VRDP Shares, the Acquiring Fund is required to provide written notice to the Tender and Paying Agent within three (3) Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding a SRP Calculation Date if notice has been provided to the Acquiring Fund (which may be in the form of a press release) of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Tender and Paying Agent is required to take into account such change in rating or ratings so long as such notice is received by the Tender and Paying Agent no later than the close of business on such Business Day.

The Remarketing Agent is not required to establish the Applicable Rate, calculate the Maximum Rate or provide notification thereof during the Current Special Rate Period. Section 3 of Part II of the Articles Supplementary, which relates to the determination of the Applicable Rate, is not applicable during the Current Special Rate Period.

The amount of dividends payable on each VRDP Share on any Dividend Payment Date during the Current Special Rate Period is calculated by the Tender and Paying Agent and equals the sum of the dividends accumulated but not yet paid for each SRP Calculation Period (or part thereof) and, if applicable, any other Rate Period (or part thereof) occurring during the related Dividend Period. The amount of dividends accumulated for each such SRP Calculation Period (or part thereof) is computed by multiplying the SRP Applicable Rate for the VRDP Shares for such SRP Calculation Period (or part thereof) by a fraction, the numerator of which is the number of days in such SRP Calculation Period (or part thereof) and the denominator of which is the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

During the Current Special Rate Period, references in the Articles Supplementary and the other Related Documents to the “Applicable Rate Determination,” the “Applicable Rate,” a “Subsequent Rate Period” or a “Rate Determination Date,” in each case with respect to the VRDP Shares, are deemed to be references to the SRP Applicable Rate Determination, the SRP Applicable Rate, an SRP Calculation Period or an SRP Calculation Date, respectively.

Special Redemption Provision

The VRDP Shares may be redeemed at the Acquiring Fund’s option only upon the payment of the applicable Redemption Premium and otherwise in accordance with Section 10(a) of the Articles Supplementary. Any VRDP Share exchanged for a preferred share of an acquiring entity or successor entity in connection with a reorganization, merger, or redomestication of the Acquiring Fund in another state that had previously been approved by the Holders of the VRDP Shares or that otherwise does not require the vote or consent of the Holders of the VRDP Shares is not subject to the Redemption Premium solely as a result of such exchange of shares.

Optional Tender and Transfers of VRDP Shares

Beneficial Owners and Holders do not have the right to tender their VRDP Shares for Remarketing pursuant to an Optional Tender.

A Beneficial Owner or Holder of VRDP Shares may sell, transfer or otherwise dispose of the VRDP Shares in whole only to (i) Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are either registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies, (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are Closed-End Funds, banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Beneficial Owner or Holder retains a residual interest, such affiliate of such Beneficial Owner or Holder, but only to the extent expressly provided for in an agreement between the Acquiring Fund and such Beneficial Owner or Holder) or (iii) such other Persons approved in writing by the Acquiring Fund, in each case, pursuant to Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VRDP Shares transferred in violation of such foregoing restrictions will be deemed to agree to hold all payments it received on any such improperly transferred VRDP Shares in trust for the benefit of the transferor of such VRDP Shares.

In the event that a Beneficial Owner transfers VRDP Shares to a tender option bond trust in which such Beneficial Owner or an affiliate of such Beneficial Owner that is wholly owned direct or indirect subsidiary of such Beneficial Owner retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each section of the Articles Supplementary that requires, permits or provides for (i) notice of delivery of information to the Beneficial Owner of VRDP Shares or (ii) voting of the VRDP shares by or the giving of any consent by the Beneficial Owner of the VRDP Shares (collectively, the “Applicable Sections”), then such Beneficial Owner, and not such tender option bond trust, will be deemed to be the actual holder and Beneficial Owner of such VRDP Shares.

Except with respect to the deemed holding and ownership provisions set forth above in respect of the Applicable Sections, any tender option bond trust to which the VRDP Shares are transferred and each of the beneficial owners thereof will, subject to the provisions of the agreements governing the tender option bond trust, retain all of its other rights in respect of the VRDP Shares under the Articles Supplementary or applicable law.

Taxable Allocations and Gross-Up Payments

Holders of VRDP Shares are entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

Whenever the Acquiring Fund intends or expects to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares, the Acquiring Fund is required to notify the Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, and (ii) for any successive SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding SRP Calculation Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and each Beneficial Owner or its Agent Member identified to the Tender and Paying Agent. With respect to an SRP Calculation Period for which such notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income are required to be paid in the same relative proportions for each day during the SRP Calculation Period.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares, the Acquiring Fund is required to the extent practical to simultaneously increase such dividend payment by an additional amount equal to the Gross-up Payment and to direct the Tender and Paying Agent to send notice with such dividend describing the Gross-up Payment.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without simultaneously increasing such divided as described in the foregoing paragraph, the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, direct the Tender and Paying Agent to send notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Section 3 of Part I (which relates to Gross-up Payments) and Section 6 of Part II (which relates to notifications of allocations) of the Articles Supplementary have no effect during the Current Special Rate Period.

Termination of Current Special Rate Period

The Scheduled Termination Date for the VRDP Shares is July 5, 2018.

If the Scheduled Termination Date for the VRDP Shares is further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement, then, unless the Current Special Rate Period has been extended in accordance with the procedures set forth below, the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the last day of the Current Special Rate Period (the “Automatic Tender Date”) with a Purchase Date occurring on the first day of the Subsequent Rate Period immediately succeeding the Current Special Rate Period. If any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Articles Supplementary (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider. Accordingly, all such VRDP Shares deemed beneficially owned by the Liquidity Provider will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the Automatic Tender Date and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

The Acquiring Fund will have the right, exercisable not more than 120 days nor less than 90 days prior to the last day of the Current Special Rate Period, to request that each Holder of the VRDP Shares (x) extend the term of the Current Special Rate Period for the VRDP Shares for an additional 364-day period, which request may be conditioned upon terms and conditions that are different from the terms and conditions herein, including, without limitation, the further extension of the Scheduled Termination Date and (y) notify the Acquiring Fund and the Tender and Paying Agent of such Holder’s acceptance or rejection of such request within 30 days after receiving such request. If any Holder of the VRDP Shares fails to notify the Acquiring Fund and the Tender and Paying Agent of its acceptance or rejection of the Acquiring Fund’s request for extension within 30 days after receiving such request, such failure to respond will constitute a rejection of such request. Any acceptance by a Holder within such 30-day period may be conditioned upon terms and conditions, including, without limitation, the further extension of the Scheduled Termination Date, that are different from the terms and conditions herein or the terms proposed by the Acquiring Fund in making an extension request (a “Conditional Acceptance”). If any Holder provides a Conditional Acceptance, then the Acquiring Fund will have 30 days thereafter to notify the Total Holders and the Tender and Paying Agent of the Acquiring Fund’s acceptance or rejection of the terms and conditions specified in any such Conditional Acceptance. The Acquiring Fund’s failure to notify the Total Holders and the Tender and Paying Agent within such 30-day period will be deemed a rejection of the terms and conditions specified in a Conditional Acceptance. Each Holder of the VRDP Shares may grant or deny any request for extension of the Current Special Rate Period for the VRDP Shares in their sole and absolute discretion and any request for such extension will be effective only if granted by the Total Holders.

If the Scheduled Termination Date is not further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement or if the VRDP Shares Purchase Agreement is otherwise terminated on or prior to the Scheduled Termination Date for any reason, then the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the

Scheduled Termination Date (whether or not the VRDP Shares Purchase Agreement has terminated on or prior to such date) with a Purchase Date occurring on such Scheduled Termination Date. Notice of the automatic tender of such VRDP Shares for Remarketing is required to be provided by or on behalf of the Acquiring Fund to the Holders of such VRDP Shares as soon as reasonably practicable prior to, but in no event later than, one Business Day before the Automatic Tender Date. Notwithstanding the foregoing provisions of this Notice of Special Rate Period, if any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Articles Supplementary (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider, unless the Acquiring Fund has entered into an Alternate VRDP Shares Purchase Agreement and all VRDP Shares beneficially owned by such Beneficial Owner are subject to purchase by the replacement Liquidity Provider pursuant to the Purchase Obligation of such Liquidity Provider under such Alternate VRDP Shares Purchase Agreement on and as of such Purchase Date. Accordingly, if a Failed Remarketing Condition—Purchased VRDP Shares is so deemed to exist in respect of any VRDP Shares deemed beneficially owned by the Liquidity Provider on such Purchase Date, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the automatic tender described above and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute a Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

Other Provisions Applicable During the Current Special Rate Period

There are no Mandatory Tender Events or Mandatory Tenders or any consequences or penalties as a result of there being no Mandatory Tender Events or Mandatory Tenders.

The Acquiring Fund is not required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

The Acquiring Fund is not required to obtain or maintain any short-term preferred share rating of the VRDP Shares.

The annual fee rates payable to the Remarketing Agent and the Liquidity Provider were reduced to an annual rate of 0.00% for the duration of the Current Special Rate Period.

Ratings and Rating Agencies

The Acquiring Fund is required under the Fee Agreement to use its reasonable best efforts to maintain a long-term preferred share rating of the VRDP Shares by at least two Rating Agencies. The Acquiring Fund is not required to maintain such ratings at any specific ratings category level.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another NRSRO; provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to the Liquidity Provider prior to terminating the services of a Rating Agency and replacing it with another NRSRO that, at the time of such replacement has (i) published a rating for the VRDP Shares and (ii) entered into an agreement with the Acquiring Fund to continue to publish such rating subject to such NRSRO’s customary conditions.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement; provided that (A) the Acquiring Fund has given the Tender and Paying Agent, such terminated Rating Agency, and the Liquidity Provider at least 45 calendar days’ advance written notice of such termination of services, (B) the Acquiring Fund is in compliance with the Rating Agency Provisions of such terminated Rating Agency at the time the notice required in the preceding clause (A) is given and at the time of the termination of such Rating Agency’s services, and (C) the VRDP Shares continue to be rated by at least two Rating Agencies at and after the time of the termination of such Rating Agency’s services.

Liquidity Provider Ownership of VRDP Shares and Voting Trust Agreement

From (and including) the first day of the Current Special Rate Period to (and excluding) the last day thereof, and for so long as the Liquidity Provider together with any of its Affiliates individually or in the aggregate own at least 20% of the Outstanding VRDP Shares and the Acquiring Fund has not failed to pay dividends on the VRDP Shares for two years, the Liquidity Provider is required under the Fee Agreement to enter into and maintain a voting trust agreement (“Voting Trust Agreement”) and convey into a voting trust the right to vote all of its VRDP Shares owned by it with respect to:

(i)	the election of the two members of the Board of Directors for which Holders of VRDP Shares are exclusively entitled to vote under Section 18(a)(2)(C) of the 1940 Act and all other rights given to Holders of VRDP Shares with respect to the election of the Board of Directors of the Acquiring Fund;

(ii)	the conversion of the Acquiring Fund from a closed-end management investment company to an open-end fund, or to change the Acquiring Fund’s classification from diversified to non-diversified (any of the foregoing, a “Conversion”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Conversion that it would be impossible to give effect to the Conversion without implicating such additional voting or consent right; provided that any such additional voting or consent rights do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Conversion is conditioned upon or subject to or, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary or any definitions relevant to any such section;

(iii)

the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Acquiring Fund’s registration statement (a “Deviation”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Deviation that it would be impossible to give effect to the Deviation without implicating such additional voting or consent rights; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Deviation is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary or any definitions relevant to any such section; and

(iv)	borrowing money, issuing senior securities, underwriting securities issued by other Persons, purchasing or selling real estate or commodities or making loans to other Persons other than in accordance with the recitals of policy with respect thereto in the Acquiring Fund’s registration statement (any of the foregoing, a “Policy Change”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Policy Change that it would be impossible to give effect to the Policy Change without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent rights related to satisfying any additional term, condition or agreement which the Policy Change is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary, Section 6.24 of the VRDP Shares Fee Agreement or any definitions relevant to any such section.

Upon the transfer of VRDP Shares during the Special Rate Period by the Liquidity Provider or any of its Affiliates to any third party, such VRDP Shares will no longer be subject to the Voting Trust Agreement; provided, however, in connection with an Excluded Transfer:

(i)	of the type specified in clause (a) of the definition of Excluded Transfer, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as the Acquiring Fund, upon the request of the Liquidity Provider, enters into a voting arrangement satisfying Section 12(d)(1)(E)(iii) of the 1940 Act;

(ii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider retains the right to vote or direct voting in connection with such transactions, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement; and

(iii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider does not retain the right to vote or direct voting of such VRDP Shares in such transactions, such transactions do not permit the removal of the VRDP Shares’ rights transferred to the voting trust from the Voting Trust Agreement within the first 60 days of closing of such transferee becoming the Beneficial Owner of such VRDP Shares unless there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement.

Right of First Refusal on Transfers of VRDP Shares by the Liquidity Provider

The Acquiring Fund has the right of first refusal on all proposed transfers of Outstanding VRDP Shares from the Liquidity Provider or an Affiliate thereof (other than an Excluded Transfer) to an unaffiliated third party which will upon settlement result in such unaffiliated third-party holding and having purchased directly or indirectly in a series of related transactions (with the actual knowledge of the Liquidity Provider) from the Liquidity Provider (or the Liquidity Provider’s Affiliates in the aggregate), more than 25% of the Outstanding VRDP Shares; provided that the foregoing right of first refusal will apply in connection with the transfer of the residual interests in a tender option bond trust or the equity or residual interests of any other entity formed by the Liquidity Provider or its Affiliates to hold the VRDP Shares that results in the indirect transfer of more than 25% of the voting rights of the Outstanding VRDP Shares to an unaffiliated third party (other than an Excluded Transfer); provided, further, that in the case of a transfer of a residual interest in a tender options bond trust, the right of first refusal will apply to the residual interests and not the VRDP Shares.

RISKS OF INVESTING IN THE VRDP SHARES

Credit Risk of the Liquidity Provider. In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase VRDP Shares. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for VRDP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a Holder can successfully tender the VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity and market price of the VRDP Shares. In the event of the filing of a bankruptcy proceeding of the Liquidity Provider, the VRDP Shares Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Acquiring Fund may not be able to enter into a new VRDP Shares Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a Holder may not be able to sell VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the VRDP Shares without the benefit of the VRDP Shares Purchase Agreement.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

Remarketing Risk. Except during the Current Special Rate Period, Holders may elect to tender their VRDP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. In the case of VRDP Shares tendered for Remarketing by any Holder, the Remarketing Agent will only remarket the VRDP Shares tendered by such Holder to Persons that also are registered investment companies under the 1940 Act, except with the prior consent of the Acquiring Fund, which may limit the number of the potential purchasers of VRDP Shares in a Remarketing and increase the likelihood of a Failed Remarketing Condition, and, ultimately, a Failed Remarketing Condition—Purchased VRDP Shares Redemption. There can be no assurance that the Remarketing Agent will be able to remarket all the VRDP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent will not be obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing. If any VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDP Shares Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase VRDP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

The Remarketing Agent Is Paid by the Acquiring Fund. Except during the Current Special Rate Period, the Remarketing Agent’s responsibilities include determining the Applicable Rate on each

Rate Determination Date and remarketing VRDP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the VRDP Shares Remarketing Agreement). The Remarketing Agent is appointed by the Acquiring Fund and is paid by the Acquiring Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of VRDP Shares.

The Remarketing Agent Routinely Purchases Securities Similar to VRDP Shares for its Own Account. The Remarketing Agent acts as remarketing agent for a variety of variable rate demand obligations and, in its sole discretion, routinely purchases such obligations for its own account in order to achieve a successful remarketing of the obligations (i.e., because there are otherwise not enough buyers to purchase the obligations) or for other reasons. The Remarketing Agent is permitted, but not obligated, to purchase tendered VRDP Shares for its own account and, if it does so, it may cease doing so at any time without notice. The Remarketing Agent may also make a market in the VRDP Shares by purchasing and selling VRDP Shares other than in connection with an optional or mandatory tender and remarketing. Such purchases and sales may be at or below par. However, the Remarketing Agent is not required to make a market in the VRDP Shares. The Remarketing Agent may also sell any VRDP Shares it has purchased to one or more affiliated investment vehicles for collective ownership or enter into derivative arrangements with affiliates or others in order to reduce its exposure to the VRDP Shares. The purchase of VRDP Shares by the Remarketing Agent may create the appearance that there is greater third-party demand for the VRDP Shares in the market than is actually the case. The practices described above also may result in fewer VRDP Shares being tendered in a remarketing.

VRDP Shares May Be Offered at Different Prices on Any Date Including a Rate Determination Date. Pursuant to the VRDP Shares Remarketing Agreement, the Remarketing Agent is required to determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Articles Supplementary, except during the Current Special Rate Period. The dividend rate will reflect, among other factors, the level of market demand for the VRDP Shares (including whether the Remarketing Agent is willing to purchase VRDP Shares for its own account). There may or may not be VRDP Shares tendered and remarketed on a Rate Determination Date, the Remarketing Agent may or may not be able to remarket any VRDP Shares tendered for purchase on such date at par and the Remarketing Agent may sell VRDP Shares at varying prices to different investors on such date or any other date. The Remarketing Agent is not obligated to advise purchasers in a remarketing if it does not have third-party buyers for all of the VRDP Shares at the remarketing price. In the event a Remarketing Agent owns any VRDP Shares for its own account, it may, in a secondary market transaction outside the tender process, offer such VRDP Shares on any date, including the Rate Determination Date, at a discount to the liquidation preference to some investors.

The Ability to Sell the VRDP Shares Other Than Through the Tender Process May Be Limited. The Remarketing Agent may buy and sell VRDP Shares other than through the tender process. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their VRDP Shares to instead tender their VRDP Shares through the Tender and Paying Agent with appropriate notice. Further, investors who purchase the VRDP Shares should not assume that they will be able to sell their VRDP Shares other than by tendering the VRDP Shares in accordance with the tender process. The VRDP Shares Purchase Agreement is not applicable to purchases of VRDP Shares other than those tendered in accordance with the tender process and, as such, may not be relied upon in connection with a sale of VRDP Shares by a holder to the Remarketing Agent. The VRDP Shares Purchase Agreement is only enforceable as to VRDP Shares that have been properly tendered in accordance with the terms of the transaction.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the VRDP Shares, Without a Successor Being Named. Under certain circumstances, the

Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the VRDP Shares Remarketing Agreement.

Failure of the Liquidity Provider to Fulfill Its Purchase Obligation. If VRDP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold VRDP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the VRDP Shares upon receipt of a validly delivered Final Notice of Purchase. The ability of a Holder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the VRDP Shares tendered pursuant to a Final Notice of Purchase. If the Liquidity Provider should default on its Purchase Obligation under the VRDP Shares Purchase Agreement, a Holder might have limited or no ability to sell its VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the VRDP Shares at a price below their liquidation preference, especially when market interest rates are rising. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. If the Liquidity Provider continues to fail to perform its duties and the Acquiring Fund cannot find a replacement Liquidity Provider, Holders may be required to continue to hold their VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Acquiring Fund is unable to extend the VRDP Shares Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDP Shares Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDP Shares Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board of Directors, a Mandatory Purchase Event will occur and each Holder will be required to deliver its VRDP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur at Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event may occur in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

Interest Rate Risk. Interest rate risk is the risk that Municipal Bonds, and thus the Acquiring Fund’s net assets, will decline in value because of changes in interest rates. Generally, Municipal Bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Acquiring Fund is issuing VRDP Shares, which generally pay dividends based on short-term interest rates, and uses the proceeds to buy Municipal Bonds, which pay interest based on longer-term yields. Intermediate and long-term Municipal Bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRDP Shares rates may rise so that the amount of dividends paid to the Holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRDP Shares. Because income from the Acquiring Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds of the VRDP Shares offering) is available to pay dividends on the VRDP Shares, however, dividend rates on the VRDP Shares would need to greatly exceed the Acquiring Fund’s net portfolio income before the Acquiring Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term rates rise, the value of the Acquiring Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Shares Asset Coverage. Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRDP Shares and the liquidity of VRDP Shares through the Remarketing process or may cause the Acquiring Fund to redeem the VRDP Shares.

No Public Trading Market. There is currently no established trading market for such shares. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRDP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Acquiring Fund or otherwise permitted by the VRDP Shares Remarketing Agreement in the case of VRDP Shares owned by the Liquidity Provider or the Remarketing Agent, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of the VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the Articles Supplementary; provided, however, that a sale, transfer or other disposition of VRDP Shares from a Beneficial Owner who holds VRDP Shares through an Agent Member to another Beneficial Owner who holds VRDP Shares through the same Agent Member shall be permitted. In the case of all transfers other than pursuant to Remarketings made in accordance with the preceding sentence, the Agent Member or other Person to whom such transfer is made shall advise the Remarketing Agent. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Acquiring Fund or the Liquidity Provider’s bank holding company is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Acquiring Fund or the Liquidity Provider, as the case may be, will furnish, or cause to be furnished, to Holders and prospective purchasers of VRDP Shares, upon request, information with respect to the Acquiring Fund or the Liquidity Provider, as the case may be, satisfying the requirements of subsection (d)(4) of Rule 144A.

Subordination Risk. While Holders will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Acquiring Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Acquiring Fund. Therefore, dividends, distributions and other payments to Holders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. The Acquiring Fund currently has no senior indebtedness. If the Acquiring Fund enters into borrowings, delayed delivery purchases and/or forward delivery contracts or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of the VRDP Shares.

Ratings and Asset Coverage Risk. The Acquiring Fund intends to obtain long-term ratings for each VRDP Share to be issued in the Reorganizations equivalent to the ratings of the BLJ and BNJ VRDP Shares immediately prior to the closing.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

The Acquiring Fund intends to maintain its current long-term credit ratings by Moody’s and Fitch (or the highest equivalent ratings category for preferred stock furnished by at least two

Rating Agencies); however, the ratings do not eliminate or necessarily mitigate the risks of investing in VRDP Shares. A Rating Agency could downgrade VRDP Shares, which may make VRDP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. There can be no assurance that one or more Rating Agencies will not downgrade VRDP Shares, including as a result of altering its or their rating criteria, that the Acquiring Fund will maintain any ratings of the VRDP Shares or, if at any time the VRDP Shares have one or more ratings, that any particular ratings will be maintained. The Acquiring Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRDP Shares without replacement, in either case, without the approval of holders of VRDP Shares or other stockholders of the Acquiring Fund (as BLJ and BNJ may do currently with respect to any rating agency rating their VRDP Shares and VMTP Shares, respectively). In the event a Rating Agency ceases to furnish a long-term rating or the Acquiring Fund terminates the services of a Rating Agency then providing a long-term rating for the VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the VRDP Shares, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Acquiring Fund may be changed or eliminated at any time without the approval of the holders of VRDP Shares or other stockholders of the Acquiring Fund, including in connection with the change or elimination of any or all long-term ratings of the VRDP Shares.

A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Acquiring Fund’s) circumstances that could influence a particular rating. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines also do not address the likelihood that an owner of the VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Additionally, so long as the preferred shares are rated, the Acquiring Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Acquiring Fund’s failure to meet such criteria may cause the Acquiring Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Mandatory and Optional Redemptions. The Acquiring Fund may be forced to redeem VRDP Shares to meet regulatory or rating agency requirements, or requirements under the Articles Supplementary or the Related Documents, or may voluntarily redeem VRDP Shares at any time, including in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Credit Risk. Credit risk is the risk that an issuer of a Municipal Bond will become unable to meet its obligation to make interest and principal payments. In general, lower-rated Municipal Bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. In general, lower-rated Municipal Bonds carry a greater degree of credit risk. If rating agencies lower their ratings of Municipal Bonds in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of the VRDP Shares. Because the primary source of income for the Acquiring Fund is the interest and principal payments on the Municipal Bonds in which it invests, any default by an issuer of a Municipal Bond could have a negative impact on the Acquiring Fund’s ability to pay dividends on the VRDP Shares and could result in the redemption of some or all of the VRDP Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VRDP Shares or the income from that investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the VRDP Shares and dividends on VRDP Shares can decline. In an inflationary period, however, it is expected that, through the remarketing process, the VRDP Shares’ dividend rates generally would increase, tending to offset this risk.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio and the asset coverage for the VRDP Shares.

Tax Risk. The Acquiring Fund will treat its VRDP shares as equity in the Acquiring Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRDP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position.

Dividend Rate Risk. The VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments with respect to the VRDP Shares could drop as well if the Acquiring Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Acquiring Fund holds residual interest municipal bonds.

In addition to the risks noted above, the Acquiring Fund may otherwise be unable to pay dividends on VRDP Shares in extraordinary circumstances. Furthermore, payments on VRDP Shares may only be made out of funds legally available therefor under applicable law and otherwise in accordance with applicable law.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The Liquidity Provider and the Remarketing Agent are affiliates of each other. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the VRDP Shares. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Acquiring Fund’s ability to change Remarketing Agents should the Acquiring Fund seek to do so during the tenure of the affiliated Liquidity Provider.

Auction Market Preferred Shares Considerations. In February 2008, the auction market for auction market preferred shares failed and has not since recovered. Common stockholders of certain leveraged closed-end funds have commenced actions against such funds and certain of their officers and directors alleging that the defendants breached fiduciary duties, purportedly by redeeming auction rate preferred securities at par and replacing them with alternative leverage for use in connection with the Acquiring Fund’s investments. The Acquiring Fund believes that the claims against the other funds are meritless and also would lack merit were they asserted against a Fund, or its officers and directors. Nevertheless, in the event of such litigation, there can be no assurance that the Acquiring Fund and/or the Holders of the VRDP Shares would not be adversely affected.

Rate Divergence Considerations. The Applicable Rate for the VRDP Shares during the Current Special Rate Period will generally be based on a spread over the SIFMA Municipal Swap Index. In the event of a market dislocation in the credit markets, historic relationships between the SIFMA Municipal Swap Index and various market rates may not hold. In such event, the dividend rate on the VRDP Shares may not reflect current market rates.

Certain Contractual Provisions. Pursuant to certain agreements entered into by the Acquiring Fund in connection with the VRDP Shares, the Acquiring Fund had agreed to indemnify or otherwise protect certain persons against certain losses on expenses they may incur. In some circumstances such obligations to indemnify or protect persons against losses or expenses may be considered inconsistent with public policy or otherwise inappropriate under state and federal securities laws or equitable law principals, and as a result, may not be enforceable. In the event such provisions are deemed unenforceable, such persons may be required to bear the losses and/or expenses in question.

The Ability to Sell the VRDP Shares During the Current Special Rate Period May Be Limited. Investors who purchase the VRDP Shares may not be able to sell their VRDP Shares during the Current Special Rate Period when there is no remarketing. There is currently no trading market for the VRDP Shares and none is expected to develop. There is no assurance that the rights, terms and preferences of the VRDP Shares will be attractive to investors generally. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system or seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VRDP Shares. Accordingly, the development of any market for the VRDP Shares is unlikely during the Current Special Rate Period. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold pursuant to an effective registration statement or any exemption from registration available under the Securities Act.

GLOSSARY

“1940 Act” means the Investment Company Act of 1940, as amended.

“Affected Series” has the meaning set forth on page 20 of this Appendix.

“Affiliate” means, with respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, officer, employee or general partner (a) of such Person, (b) of any majority-owned subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, “control” of a Person shall mean the power, direct or indirect, (x) to vote more than 25% of the securities having ordinary voting power for the election of directors of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the avoidance of doubt, the term “Affiliate” shall include a tender option bond trust of which the Liquidity Provider and/or one or more of its Affiliates collectively owns a majority of the residual interests.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Alternate VRDP Shares Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Shares Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially similar to the Purchase Obligation therein, as determined by the Acquiring Fund.

“Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

“Applicable Percentage” has the meaning set forth on page 11 of this Appendix.

“Applicable Rate” has the meaning set forth on page 3 of this Appendix.

“Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the VRDP Shares for a Subsequent Rate Period, as provided in the VRDP Shares Remarketing Agreement and Part II of the Articles Supplementary.

“Applicable Sections” has the meaning set forth on page 37 of this Appendix.

“Applicable Spread” has the meaning set forth on page 11 of this Appendix.

“Articles Supplementary” means the Acquiring Fund’s Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as amended.

“Automatic Tender Date” has the meaning set forth on page 39 of this Appendix.

“Available Commitment” has the meaning set forth on page 28 of this Appendix.

“Base Rate” means, with respect to an SRP Calculation Period, the SIFMA Municipal Swap Index on the SRP Calculation Date for such SRP Calculation Period.

“Beneficial Owner” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Board” or “Board of Directors” means the Board of Directors of the Acquiring Fund or any duly authorized committee thereof.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Charter” means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Acquiring Fund on file in the State Department of Assessments and Taxation of Maryland.

“Closed-End Funds” has the meaning set forth on page 37 of this Appendix.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the shares of common stock, par value $0.10 per share, of the Acquiring Fund.

“Conditional Acceptance” has the meaning set forth on page 39 of this Appendix.

“Cure Date” means the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

“Current Special Rate Period” has the meaning set forth on page 2 of this Appendix.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Acquiring Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Date of Original Issue” with respect to the VRDP Shares, means the date on which the Acquiring Fund initially issued such VRDP Shares.

“Deferred Compensation Hedge Asset” means common shares issued by open-end investment companies registered under the 1940 Act, swaps, futures, forwards, structured notes, options, swaptions, or other derivatives contracts that are designed solely to hedge the Acquiring Fund’s obligations under its deferred compensation plan; provided that any such swap, future, forward, structured note, option, swaption, or other derivatives contract is not itself an equity security or a derivative based on a commodity, and may only be settled in cash.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Articles Supplementary (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Articles Supplementary (or such rating’s future equivalent).

“Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward swap transactions, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, futures contracts, repurchase transaction, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts (which may include the Liquidity Provider or an affiliate of the Liquidity Provider).

“Discounted Value,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

“Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Articles Supplementary, means the date that is the first (1st) Business Day of each calendar month.

“Dividend Period,” with respect to VRDP Shares, means the period from, and including, the Date of Original Issue of VRDP Shares to, but excluding, the initial Dividend Payment Date for VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for VRDP Shares.

“Effective Leverage Ratio” has the meaning set forth on page 30 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Effective Leverage Ratio” means

(A) the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of this Agreement with the net proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of a Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B) the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clauses (A)(i)(x) and (y) above), less the sum of (A) the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities shall include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness and (B) the Overconcentration Amount; and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

“Effective Leverage Ratio Cure Period” has the meaning set forth on page 30 of this Appendix.

“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Transfer” means any transfer of VRDP Shares (a) to a tender option bond trust in which the Liquidity Provider and/or its Affiliates collectively own all of the residual interests, (b) in connection with a distribution in-kind to the holders of securities of or receipts representing an ownership interest in any tender option bond trust in which the Liquidity Provider and/or its Affiliates own collectively all of the residual interests; provided that such distribution in-kind is pursuant to a mandatory termination of such tender option bond trust under the documents governing such tender option bond trust and such mandatory termination results from objective events or conditions outside of the control of the Liquidity Provider, its Affiliates and any holder of ownership interest in such tender option bond trust, (c) in connection with a repurchase financing transaction, (d) relating to a collateral pledge arrangement, (e) to a Person who, after giving effect to such transfer, together with any affiliated person (as defined in the 1940 Act) of such Person, will own, hold or control with power to vote not more than 25% of the Outstanding VRDP Shares or (f) to the Liquidity Provider or an Affiliate of the Liquidity Provider.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement and (b) has (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Acquiring Fund confirming the information described in (x) at least ten (10) days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date, including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Shares Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Acquiring Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) up to, but excluding, the date fixed by the Board of Directors for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a continuous period of six (6) months during which such VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Acquiring Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the Fee Agreement and the Articles Supplementary.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a Tender in accordance with the VRDP Shares Purchase Agreement, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Failure to Deposit” means, with respect to VRDP Shares, a failure by the Acquiring Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for such VRDP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any such VRDP Shares or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for such VRDP Shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any such VRDP Shares after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of the Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Fee Agreement” means the LEARS Fee Agreement, dated as of December 30, 2010, between the Acquiring Fund and the Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund.

“Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A.

“Fitch Eligible Assets” means assets of the Acquiring Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Fitch ratings of VRDP Shares at the request of the Acquiring Fund.

“Fitch Guidelines” means the guidelines applicable to Fitch’s current ratings of the VRDP Shares, provided by Fitch in connection with Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time; provided, however, that any such amendment will not be effective for thirty (30) days from the date that Fitch provides final notice of such amendment to the Acquiring Fund.

“Fitch Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to Fitch, and any other provisions of the Articles Supplementary with respect to Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from Fitch. The Acquiring Fund is required to comply with the Fitch Provisions only if Fitch is then rating VRDP Shares at the request of the Acquiring Fund.

“Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of VRDP Shares at the maximum marginal combined regular federal and New Jersey individual income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, or the maximum marginal combined regular federal and New Jersey corporate income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, whichever is greater, in effect at the time such Gross-up Payment is made; and (iv) assuming that each Taxable Allocation and each Gross-up Payment would not be subject to the tax imposed by Section 1411 of the Code or any similar Medicare or other surtax.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Acquiring Fund maintained by the Tender and Paying Agent.

“Initial Rate Period” means the period commencing on, and including, the Date of Original Issue and ending on, and including, April 27, 2011, the next succeeding Wednesday.

“Investment Advisor” means BlackRock Advisors, LLC or any successor company or entity.

“Late Charge” has the meaning set forth on page 3 of this Appendix.

“LIBOR Dealer” means Citigroup Global Markets Inc. and such other dealer or dealers as the Acquiring Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

“LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided, further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider” means Citibank, N.A.

“Liquidity Provider Information” means the (i) information under the captions “Summary— Liquidity Provider” and “Liquidity Provider” in the Acquiring Fund’s offering memorandum, as applicable, and (ii) any information in the Remarketing Materials under the caption “Liquidity Provider”, which in each case has been furnished in writing by the Liquidity Provider or its affiliates for inclusion therein.

“Liquidity Provider Ratings Event” has the meaning set forth on page 28 of this Appendix.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Acquiring Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Shares Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than sixteen (16) days nor more than thirty (30) days following such Liquidity Provider Ratings Event.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Managed Assets” means the Acquiring Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Acquiring Fund’s assets in a tender option bond trust of which the Acquiring Fund owns the residual interest (without regard to the value of the residual interest to avoid double counting).

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with the Articles Supplementary and the VRDP Shares Purchase Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of the VRDP Shares Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement then in effect, and (b) the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement, or (ii) in connection with the termination of the VRDP Shares Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to the VRDP Shares Purchase Agreement as Exhibit B, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Redemption” means a mandatory redemption pursuant to Section 10(b) of Part I of the Articles Supplementary.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to the remarketing procedures in the Articles Supplementary and the VRDP Shares Purchase Agreement.

“Mandatory Tender Event” means (a) each failure by the Acquiring Fund to make a scheduled payment of dividends on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, following restoration of the short-term debt ratings to the requisite level, a subsequent Liquidity Provider Ratings Event shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Acquiring Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the Fee Agreement if the Liquidity Provider by seven (7) Business Days prior to the beginning of the month to which such payment relates (in its sole discretion) thereafter provides written notice to the Acquiring Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Acquiring Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement being replaced; (f) the Acquiring Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Articles Supplementary or (g) in the event of a breach by the Acquiring Fund of its Effective Leverage Ratio covenant with the Liquidity Provider set forth in the Fee Agreement and the failure to cure such breach within sixty (60) days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Acquiring Fund and the Tender and Paying Agent that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Acquiring Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the VRDP Shares Remarketing Agreement as Annex II, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Market Value” of any asset of the Acquiring Fund means the market value thereof determined by an independent third-party pricing service designated pursuant to the Acquiring Fund’s valuation policies and procedures approved from time to time by the Board of Directors for use in connection with the determination of the Acquiring Fund’s net asset value. Market Value of any asset shall include any interest or dividends, as applicable, accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

“Maximum Rate” has the meaning set forth on page 10 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Maximum Rate” means 15% per annum, exclusive of any applicable Gross-up Payment or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular federal income tax purposes, in each case due and payable in accordance with the Articles Supplementary.

“Minimum Rate Period” means any Rate Period consisting of seven (7) Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

“Minimum VRDP Shares Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the Fee Agreement (excluding from (1) the denominator of such asset coverage test (i) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (ii) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and from (2) the numerator of such asset coverage test, any Deposit Securities referred to in the previous clauses (1)(i) and (ii)), with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Minimum VRDP Shares Asset Coverage Cure Date,” with respect to the failure by the Acquiring Fund to maintain the Minimum VRDP Shares Asset Coverage (as required by Section 6 of Part I of the Articles Supplementary and the Fee Agreement) as of the last Business Day of each month, means the tenth Business Day of the following month.

“Moody’s” means Moody’s Investors Service, Inc. a Delaware corporation, and its successors.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Eligible Assets” means assets of the Acquiring Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Guidelines” means the guidelines applicable to Moody’s current ratings of the VRDP Shares, provided by Moody’s in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time; provided, however, that any such amendment will not be effective for thirty (30) days from the date that Moody’s provides final notice of such amendment to the Acquiring Fund.

“Moody’s Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to Moody’s, and any other provisions hereof with respect to Moody’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions of the Articles

Supplementary with respect to obtaining and maintaining a rating on VRDP Shares from Moody’s. The Acquiring Fund is required to comply with the Moody’s Provisions only if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund.

“Municipal Obligations” means Municipal Bonds as described in this Proxy Statement.

“Net Tax-Exempt Income” means the excess of the amount of interest excludable from gross income under Section 103(a) of the Code over the amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

“Notice of Proposed Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached as Exhibit A to the VRDP Shares Purchase Agreement.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Articles Supplementary.

“Notice of Revocation” has the meaning set forth on page 22 of this Appendix.

“Notice of Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Tender” means, in connection with an Optional Tender, a notice delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender shares of a series of VRDP Shares for sale on a Purchase Date.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquiring Fund or the Liquidity Provider, including, at the date hereof, Moody’s and Fitch.

“Optional Redemption” means an optional redemption pursuant to Section 10(a) of Part I of the Articles Supplementary.

“Optional Tender” means any tender of shares of a Series of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing of VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider.

“Other Rating Agency” means each NRSRO, if any, other than Moody’s or Fitch then providing a rating for the VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Other Rating Agency ratings of VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Guidelines” means the guidelines applicable to each Other Rating Agency’s ratings of the VRDP Shares, provided by Other Rating Agency in connection with such Other Rating Agency’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), as may be amended from time to time; provided, however that any such amendment will not be effective except as agreed upon by the Other Rating Agency and the Acquiring Fund.

“Other Rating Agency Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to any Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund, and any other provisions of the Articles Supplementary with respect to such Other Rating Agency’s ratings of VRDP Shares, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from such Other Rating Agency. The Acquiring Fund is required to comply with the Other Rating Agency Provisions of an Other Rating Agency only if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of such VRDP Shares theretofore issued by the Acquiring Fund except, without duplication, (i) any such VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Acquiring Fund, (ii) any such VRDP Shares with respect to which the Acquiring Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Articles Supplementary, (iii) any such VRDP Shares as to which the Acquiring Fund shall be a Beneficial Owner, and (iv) any such VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Acquiring Fund; provided, however, with respect to clause (ii), any such VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

“Overconcentration Amount” means as of any date of calculation of the Effective Leverage Ratio, an amount equal to the sum of: (i) the Market Value of the Acquiring Fund’s assets that are rated below A-/A3 in excess of 50% of the Market Value of the Acquiring Fund’s Managed Assets; (ii) the Market Value of the Acquiring Fund’s assets that are rated below investment grade in excess of 20% of the Market Value of the Acquiring Fund’s Managed Assets; (iii) the Market Value of the Acquiring Fund’s assets that constitute tobacco obligations in excess of 10% of the Market Value of the Acquiring Fund’s Managed Assets; and (iv) the Market Value of all Deferred Compensation Hedge Assets, if any.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Placement Agreement” means the placement agreement dated as of April 20, 2011, between the Acquiring Fund and BlackRock Investments, LLC with respect to the offering and sale of the VRDP Shares.

“Preferred Shares” mean the shares of shares of preferred stock of the Acquiring Fund, and includes the VRDP Shares.

“Preliminary Notice of Purchase” has the meaning set forth on page 24 of this Appendix.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh (7th) day (or, if such day is not a Business Day, the next succeeding Business Day)

following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (A) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Shares Purchase Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A promulgated under the Securities Act.

“Rate Determination Date” means, with respect to any series of VRDP Shares, the last day of a Rate Period for such series, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period,” with respect to the VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

“Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of the Articles Supplementary or paragraph (b) of Section 4 of Part I of the Articles Supplementary.

“Rating Agency” means each of Fitch (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund), Moody’s (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Rating Agency Guidelines of a Rating Agency as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with such Rating Agency’s rating of shares of a series of VRDP Shares at the request of the Acquiring Fund.

“Rating Agency Guidelines” means Moody’s Guidelines (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), Fitch Guidelines (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Guidelines (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Provisions” means the Moody’s Provisions (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), the Fitch Provisions (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Provisions (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund). The Acquiring Fund is required to comply with the Rating Agency Provisions of a Rating Agency only if such Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Ratings Spread” has the meaning set forth on page 36 of this Appendix.

“Redemption Date” has the meaning set forth on page 16 of this Appendix.

“Redemption Premium” means, if the VRDP Shares are rated above A1/A+ and its equivalent by all Rating Agencies than the VRDP Shares as of the relevant Redemption Date and with respect to the VRDP Shares subject to redemption on such Redemption Date, other than in respect of any redemption requires to comply with the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage requirements or any optional redemption in connection with a redemption to comply with the Minimum VRDP Shares Asset Coverage requirements that result in Minimum VRDP Shares Asset Coverage of up to 240%, an amount equal to: (a) if such Redemption Date occurs on a date two years or more before the last day of the Special Rate Period, the product of 3% and the Liquidation Preference of the VRDP Shares subject to redemption; (b) If such Redemption Date occurs on a date that is less than two years but more than or equal to 18 months from the last day of the Special Rate Period, the product of 2% and the Liquidation Preference of the VRDP Shares subject to redemption; and (c) if such Redemption Date occurs on a date that is less than 18 months but more than or equal to one year from the last day of the Special Rate Period, the product of 1% and the Liquidation Preference of the VRDP Shares subject to redemption.

“Redemption Price” means the applicable redemption price specified in the Articles Supplementary in respect of a Mandatory Redemption or an Optional Redemption.

“Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Acquiring Fund may from time to time appoint.

“Related Documents” means the Charter, the Articles Supplementary, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement, the Fee Agreement, the VRDP Shares Purchase Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDP Shares Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the VRDP Shares Remarketing Agreement and Part II of the Articles Supplementary.

“Remarketing Agent” means Citigroup Global Markets Inc.

“Remarketing Materials” means (i) the Acquiring Fund’s most recent annual report and, if available, subsequent semi-annual report, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (ii) the most recent annual and, if available, interim report of the Liquidity Provider, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (iii) such other publicly available information as the Acquiring Fund or the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request from time to time, of the Liquidity Provider, the Acquiring Fund or the Remarketing Agent, and such other documentation, representations, warranties and certifications as the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request, it being understood that the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may, in its discretion, determine to deliver to purchasers and prospective purchasers, in connection with the offer and sale of VRDP Shares by the Liquidity Provider, a Remarketing Memorandum, and (iv) such other publicly available information necessary, in the opinion of counsel for the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, to amend or supplement the foregoing materials, in order that the foregoing materials will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time made available to or delivered to a purchaser.

“Remarketing Memorandum” means the Acquiring Fund’s offering memorandum for the VRDP Shares or any other written communication describing the Acquiring Fund, the Liquidity Provider and/or the terms of the VRDP Shares and the Purchase Obligation, which has been approved by each party hereto and, if applicable, the Liquidity Provider in writing for use in connection with Remarketing prior to its use, which approval shall not be unreasonably withheld or delayed.

“Remarketing Notice” has the meaning set forth on page 24 of this Appendix.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined from time to time in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“Scheduled Termination Date” has the meaning set forth on page 28 of this Appendix.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“SIFMA Municipal Swap Index” means on any Rate Determination Date the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

“Six-Month Period” has the meaning set forth on page 14 of this Appendix.

“Special Optional Tender Provisions” means optional tender provisions relating to a Special Rate Period.

“Special Rate Period” has the meaning set forth on page 7 of this Appendix.

“Special Rate Period Commencement Date” means June 21, 2012.

“Special Redemption Provisions” has the meaning set forth on page 15 of this Appendix.

“SRP Applicable Rate” has the meaning set forth on page 36 of this Appendix.

“SRP Calculation Date” means (i) with respect to the SRP Initial Calculation Period the Business Day immediately preceding, the Special Rate Period Commencement Date and (ii) with respect to any SRP Subsequent Calculation Period, the last day of the immediately preceding SRP Calculation Period; provided that the next succeeding SRP Calculation Date will be determined without regard to any prior extension of a SRP Calculation Date to a Business Day.

“SRP Calculation Period” means the SRP Initial Calculation Period and any SRP Subsequent Calculation Period.

“SRP Initial Calculation Period” means, with respect to the VRDP Shares, the period commencing on, and including, the Special Rate Period Commencement Date and ending on, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“SRP Subsequent Calculation Period” means, with respect to the VRDP Shares, the period from, and including, the first day following a SRP Calculation Date to, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“Subsequent Rate Period,” with respect to the VRDP Shares, means the period from, and including, the first (1st) day following the Initial Rate Period of the VRDP Shares to, and including, the next Rate Determination Date for the VRDP Shares and any period thereafter from, and including, the first (1st) day following a Rate Determination Date for the VRDP Shares to, and including, the next succeeding Rate Determination Date for the VRDP Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first (1st) day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

“Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Acquiring Fund; provided that none of such entities shall be an existing LIBOR Dealer.

“Taxable Allocation” has the meaning set forth on page 6 of this Appendix.

“Tender” means an Optional Tender or Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or, with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Acquiring Fund to act in such capacity as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the tender and paying agent agreement, dated as of April 21, 2011, between the Acquiring Fund and the Tender and Paying Agent pursuant to which The Bank of New York Melon, or any successor, acts as Tender and Paying Agent.

“Total Holders” means, with respect to any series of VRDP Shares, the Holders of 100% of the aggregate Outstanding amount of the VRDP Shares of such series.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Valuation Date” means, for purposes of determining whether the Acquiring Fund is maintaining the VRDP Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issue, commencing with the Date of Original Issue.

“VRDP Shares” means the shares of the Acquiring Fund’s Series W-7 Variable Rate Demand Preferred Shares.

“VRDP Shares Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth for “Basic Maintenance Amount” in the Rating Agency Guidelines.

“VRDP Shares Basic Maintenance Cure Date,” with respect to the failure by the Acquiring Fund to satisfy the VRDP Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Articles Supplementary) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 Business Days following such Valuation Date.

“VRDP Shares Basic Maintenance Report” shall have the meaning set forth for “Basic Maintenance Report” in the Rating Agency Guidelines.

“VRDP Shares Purchase Agreement” means the VRDP Shares purchase agreement, dated as of April 21, 2011, between the Liquidity Provider and the Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Shares Purchase Agreement or any similar agreement with a successor liquidity provider.

“VRDP Shares Remarketing Agreement” means the VRDP Shares remarketing agreement, dated as of April 21, 2011, between the Acquiring Fund and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor remarketing agent.

APPENDIX C

FORM OF AMENDMENT TO ARTICLES SUPPLEMENTARY

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING

AND FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE DEMAND PREFERRED SHARES

This is to certify that

First: The charter of BlackRock MuniYield New Jersey Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of April 20, 2011, as amended (the “Articles Supplementary”).

Second: The charter of the Corporation is hereby amended by deleting the first recital of the Articles Supplementary and inserting the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors has, by resolutions duly adopted on [    ], 2017, reclassified [    ] authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (“VRDP Shares”). The Variable Rate Demand Preferred Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

Third: The charter of the Corporation is hereby amended by deleting “Designation” in the Articles Supplementary and inserting the following:

DESIGNATION

Series W-7: A series of [ ] shares of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares.” Each Series W-7 VRDP Share shall be issued on a date determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of the Ratings Spread (as defined in the Notice of Special Rate Period, dated June 20, 2012, as amended as of April 23, 2013, June 16, 2015, June 7, 2016 and June 6, 2017) plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on Wednesday, [    ] for the Rate Period from, and including, [    ] to, and including, [    ] and an initial Dividend Payment Date of [    ]; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Part I and II of these Articles Supplementary, or as set forth in any Notice of Special Rate Period applicable to the Series W-7 VRDP Shares. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any

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additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares.

Fourth: These Articles of Amendment shall be effective as of [    ], 2018.

Fifth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

IN WITNESS WHEREOF, BlackRock MuniYield New Jersey Fund, Inc. has caused these Articles of Amendment to be signed as of [    ], 2018 in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:
Name:
Title:	President and Chief Executive Officer

ATTEST:

Name:
Title: Secretary

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APPENDIX D – FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW JERSEY

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock MuniYield New Jersey Fund, Inc. (the “Fund”) are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Special Considerations Relating to New Jersey Municipal Obligations. The Fund will have considerable investments in New Jersey municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey (“State”) and other statutes that limit the taxing and spending authority of State government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in State laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New Jersey municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New Jersey municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. It should be noted that the information recorded here is based on the economic and budget data and forecasts found in certain publications issued by the State between March 23, 2016 and September 15, 2017. The accuracy and completeness of the information in those publications have not been independently verified. Since the time that certain of those resources were published, there have been (and may still be) significant changes in circumstances altering the economic and budget predictions found in those publications and presented here.

It is also important to note that each dollar amount referenced in this section has been truncated to one digit after the decimal, rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Demographics. The State is the fifth smallest state in land area, the eleventh largest in population and the most densely populated of all the states. As of June 30, 2016, the State’s population was estimated to be 8.9 million in 2016. The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic sea shore to its east and lakes and mountains in the north and northwest, which provide recreation for residents as well as out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

State Economy. The discussion that follows is primarily based on information published by the State Department of the Treasury in the 2016 Financial Report (as defined herein). All predictions and past performance information contained in this subsection were made on or before that time even though they may be stated in the present tense and may no longer be accurate.

The unemployment rate stood at 4.2% at the end of July 2017, which is the lowest State unemployment rate since May 2007. The unemployment rate was 4.7% at the end of December 2016. Real gross state product grew by 1.2% in 2016, which is in line with the average rate of growth over the previous five years.

Personal income, which is income from all sources including earnings, assets, and transfer income, grew by 3.2% in 2016. Personal income has increased for sixteen consecutive quarters and at June 30, 2016 was at $563.6 billion.

The State gained 9,800 jobs in July for a year-to-date total increase of 28,600 jobs. The State gained 58,900 jobs in 2016, the most in a year since 2000. The growth in payroll employment over the first half of 2017 has been led by the leisure and hospitality services (12,500 jobs), construction (7,600 jobs), and manufacturing (4,300 jobs) sectors. Payroll employment declined in the trade, transportation, & utilities sector (-4,500 jobs) and the information sector (-700 jobs).

In 2016, the number of New Jersey’s housing sector residential building permits remained above 25,000 for the third year in a row. Motor vehicle sales in 2016 for new cars exceeded 600,000 for the first time since prior to the Great Depression.

State Budget. The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. The State Constitution requires that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

Debt Limitations. The State Constitution provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing produces a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein is submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

State Funds. The State’s financial accounting is organized by funds which are accounting entities that segregate financial resources according to the purposes for which they may be used. Individual funds are grouped into one of the following categories—General State Funds, Special Revenue, Capital Projects, Proprietary and Private Purpose Trust Funds. .

General State Funds. These funds include the General Fund, Property Tax Relief Fund, Casino Revenue Fund, Casino Control Fund and Gubernatorial Elections Fund.

The General Fund. This fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from most taxes, most federal revenues and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

The Property Tax Relief Fund. This fund accounts for revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Property Tax Relief Fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During fiscal year 2016, $14.0 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s fiscal year 2016 ending fund balance was $18.3 million.

The Casino Revenue Fund. This fund consists of taxes imposed on the State’s casinos and other related activities including internet gambling. Gross revenue refers to the total of all sums actually received by a licensee from gaming operations, less the total sums paid out as winnings to patrons. Appropriations from this fund must be used for reductions in property taxes, utility charges and other specified expenses of eligible senior and disabled citizens.

The Casino Control Fund. This fund consists of fees collected from the issuance and annual renewal of casino licenses, work permit fees and other license fees. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund. This fund is used to account for receipts from the one dollar designations on State Gross Income Tax returns. When indicated by the taxpayer on a State gross income tax return, one dollar of the tax is taken from the individual’s gross income tax liability (Property Tax Relief Fund) and credited to the Gubernatorial Elections Fund. Such funds are available for appropriations pursuant to the New Jersey Campaign Contributions and Expenditures Reporting Act, as amended.

Special Revenue Funds. These funds account for resources legally restricted to expenditure for specific purposes. While the Property Tax Relief, Casino Revenue, Casino Control and Gubernatorial Elections Funds fall into this category, they are included under General State Funds as they make up an integral portion of the State’s annual budget.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. The Capital Projects Funds includes the State Transportation Fund which is used to account for financial resources for State transportation projects. Other projects funded by these funds may include mental health, educational and correctional facilities and public transportation projects.

Proprietary Funds. These funds are used to account for any State activity that is operated similar to a private business for which a fee is charged to external users for goods and services. Activities are required to be reported as proprietary funds if laws or regulations require that the activity’s cost of providing services be recovered with fees and charges. Because these funds charge fees to external users for goods and services, they are known as enterprise funds. Two such funds are the State Lottery Fund and the Unemployment Compensation Fund.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the General Fund in support of the amounts annually appropriated for State institutions and for education. The Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2016, gross revenues totaled $3.3 billion of which $2.0 billion was returned in prizes; $987.0 million went to State education and institutions; $245.5 million was paid to sales agents and ticket vendors; and $54.4 million covered lottery operational and promotional expenses. As of June 30, 2016, the State Lottery, since its inception, has generated over $67.3 billion in gross revenues; $36.7 billion in prizes; and contributions of $25.0 billion to the State.

Unemployment Compensation Fund. This fund accounts for payments made by employees and employers for unemployment compensation, amounts credited or advanced by the U.S. Government and monies received from other sources. After consideration is given to any claim made for refund or overpayment to the fund, the Division of Employment Security transfers the remainder to the U.S. Treasurer for credit to this fund. Under State law, the rates for employers are subject to automatic annual adjustment, as necessary, to maintain the Fund’s sufficiency. The Fund operates independently and its obligations are not payable from the General Fund. To provide for sufficient cash flow to fund unemployment claims, the State can make a request to the U.S. Treasurer for advances on an as needed basis. For the year ended June 30, 2016, the fund had a net position increase of $762.2 million of available resources which exceeded the need to pay claims.

Private Purpose Trust Funds. These funds account for all trust fund arrangements for which principal and income benefit individuals, private organizations or other governments.

Fiscal Year 2016 Summary. The State Department of the Treasury’s Office of Management and Budget (“OMB”) has released the audited Comprehensive Annual Financial Report for the fiscal year ended June 30, 2016 (“2016 Financial Report”). The 2016 Financial Report presents the audited financial position and operating results of the State under generally accepted accounting principles (“GAAP”) applicable to state and local governments as established by the Governmental Accounting Standards Board (“GASB”).

For fiscal year 2016, State revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. This decrease in total revenues is primarily attributable to a decrease in interest earnings and in general taxes, primarily the State’s Corporation Business Tax.

General taxes totaled $30.5 billion and accounted for 51.7% of total State revenues for fiscal year 2016. The State’s Gross Income Tax totaled $13.4 billion; the Sales and Use Tax totaled $9.2 billion; and the Corporation Business Tax totaled $2.3 billion. The State’s three major taxes comprised 81.7% of the total general taxes that were collected during fiscal year 2016. The State’s general taxes decreased by $307.8 million compared to fiscal year 2015.

Fiscal year 2016 expenses totaled $66.0 billion, for an increase of $0.9 billion in comparison to the prior fiscal year. State spending increased by $769.4 million in government direction, management, and control mainly due to the increase in the pension expense and $725.7 million in educational, cultural, and intellectual development. Offsetting the aforementioned increases were decreases in transportation programs, $308.5 million, and in economic planning, development and security, $242.8 million.

According to the 2016 Financial Report, the General Fund’s 2016 fiscal year end balance totaled $3.9 billion, of which $462.8 million represented unassigned fund balance. During fiscal year 2016, the State’s total governmental fund balance increased by $0.8 billion.

The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “rainy day fund.” Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. As of June 30, 2013, the State’s Surplus Revenue Fund had a balance of zero.

Total expenditures were $5.4 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows the State to receive the maximum federal dollars that become available. During fiscal year 2016, the State’s appropriation of federal funds and other grants exceeded expenditures by $2.5 billion; these excess appropriations are available for use in future years. From a fiscal year 2016 program perspective, under-spending transpired in community development and environmental management ($721.1 million); physical and mental health ($2.4 billion); public safety and criminal justice ($636.0 million); economic planning, development, and security

($743.4 million); transportation programs ($108.5 million); special government services ($66.2 million); government direction, management, and control ($438.6 million); and in educational, cultural, and intellectual development ($311.5 million).

On a budgetary basis, general revenues of $34.5 billion were $5.5 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $2.5 billion, declines of $2.3 billion in other revenues. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

State Indebtedness. As of June 30, 2016, New Jersey’s outstanding long-term obligations for governmental activities totaled $171.6 billion, an $18.1 billion increase over the prior fiscal year. Of the $18.1 billion increase, $18.6 billion is attributable to increases in the Net Pension Liability and Net OPEB Obligation offset by a $0.5 billion reduction in bonded debt. Long-term bonded debt obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion. In addition, the State has $4.0 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2016, the legislatively authorized but unissued debt decreased by $1.1 billion.

General Obligation Bonds. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State’s full faith and credit. As of June 30, 2016, the State had $2.0 billion of State general obligation bonds outstanding with another $768.2 million of bonding authorization remaining from various State general obligation bond acts. The amount provided by the State’s General Fund for debt service payments for Fiscal Year 2016 was $478.4 million.

The State has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit United States Treasury Obligations – State and Local Government Series or open market U.S. Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations. During the fiscal year, $131.5 million of general obligation refunding bonds were issued. As a result, $139.2 of general obligation refunding bonds have been refunded and are now considered defeased. Total debt service payments over the next seven (7) years were reduced by $8 million and generated net present value savings of $8.1 million. As of June 30, 2016, the amount of defeased general obligation debt outstanding, but removed from the State’s long-term obligations, amounted to $288.1 million.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority (NJBA), the Garden State Preservation Trust (GSPT), and the New Jersey Transportation Trust Fund Authority (TTFA). During Fiscal Year 2016, the TTFA issued $26.8 million of bonds used to fund transportation system improvements. The NJBA issued $97.6 million of refunding bonds used to defease $101.9 million of existing debt. As a result, the refunded bonds’ liability has been removed from the State’s long-term obligations. Total debt service payments over the next 11 years were decreased by $3.6 million which resulted in $3.5 million in present value savings. During Fiscal Year 2016, no GSPT debt was issued. Total authorized but unissued revenue bonds equal $0 as of June 30, 2016.

Installment Obligations. Installment Obligations represent agreements between the State and several authorities which have issued bonds for the purpose of purchasing or constructing facilities to be rented by the State or to provide financing for other State projects. The State agrees to make payments equal to the corresponding authority’s debt service, subject to and dependent upon appropriations being made from time to time by the State Legislature. At the conclusion of the term of the installment obligation agreement, title to the various facilities is transferred to the State, except in the case of the School Facilities Construction Program. During Fiscal Year 2016, these authorities issued $2.5 billion of bonds, of which $2.0 billion were refunding bonds, that were issued in order to defease $1.8 billion of existing debt. The liability on these refunded bonds has been removed from the State’s long-term obligations. Total debt service payments over the next 11 years were decreased by $27.8 million and resulted in a net present value savings of $12.7 million. The State’s installment obligations outstanding as of June 30, 2016 total $18.2 billion. Total authorized but unissued installment obligations equal $3.3 billion as of June 30, 2016.

Certificates of Participation. These obligations represent several lines of credit that were drawn on to finance State equipment needs under the State’s master lease program.

Short-Term Debt. The State issues short-term debt instruments in the form of tax and revenue anticipation notes in advance of income tax and corporation business tax collections, depositing the proceeds in the General Fund. These notes are used to provide effective cash management to fund the imbalances that occur between the collection of revenues and the disbursement of appropriations of the General Fund and Property Tax Relief Fund. For Fiscal Year 2013, the State, under a resolution executed by the Treasurer on July 1, 2015, authorized the issuance of $2.6 billion of Tax and Revenue Anticipation Notes (TRAN). On July 1, 2015 the State issued $1.9 billion of TRAN through a private placement. On August 30, 2017, the State Treasurer adopted a resolution authorizing the issuance of TRANs for Fiscal Year 2018. Pursuant thereto, on August 30, 2017, the State Treasurer entered into a Note Purchase Contract with RBC Capital Markets, LLC (“RBC Capital”) under which RBC Capital agrees to purchase TRANs in one or more series in the maximum amount of $2,000,000,000. Pursuant to such Note Purchase Contract, the State issued its Series Fiscal 2018A TRANs to RBC Capital on August 31, 2017 in the amount of $900,000,000. The Series Fiscal 2018A TRANs will mature on June 28, 2018.

Tobacco Settlement Financing Corporation, Inc. In November 1998, the State entered into a master settlement agreement (the “MSA”) with participating cigarette manufacturers, forty-six states, and six other U.S. jurisdictions in the settlement of certain smoking-related litigation. During fiscal year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. (“TSFC”) the State’s right, title and beneficial ownership interest in the State’s right to receive tobacco settlement payments under the MSA and decree of final judgment. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during fiscal year 2003 and fiscal year 2004. During fiscal year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. The State retains 23.74% of the tobacco settlement receipts.

During fiscal year 2003, the TSFC was presented as a discreet component unit of the State. Since then, the State adopted GASB Technical Bulletin No. 2004-1, Tobacco Settlement Recognition and Financial Reporting Issues. As a result, the TSFC is required to be shown as a blended component unit of the State. Bonds issued by the TSFC are the sole obligation of the TSFC. The State is not liable for any debt issued by the TSFC nor is the debt dependent on any dedicated stream of revenue generated by the State.

On March 7, 2014, the Tobacco Settlement Financing Corporation executed a Series 2007-1B Pledge Agreement relating to the Corporation’s Tobacco Settlement Asset-Backed Bonds,

Series 2007-1B First Subordinate Capital Appreciation Bonds and a Series 2007-1C Pledge Agreement relating to the Corporation’s Tobacco Settlement Asset-Backed Bonds, Series 2007-1C Second Subordinate Capital Appreciation Bonds. Pursuant to the Pledge Agreements, the Corporation will pledge 15.99% of the tobacco settlement receipts (“TSRs”) received on and after July 1, 2016 to the optional redemption of the Series 2007-1B Bonds and 7.75% of the TSRs received on and after July 1, 2016 to the optional redemption of the 2007-1C Bonds. All 2007 unpledged TSRs received prior to July 1, 2016 will continue to be paid to the State. The Additional Pledged TSRs are not currently pledged to the Corporation’s outstanding bonds and are paid to the State. In consideration of the Pledge Agreements, certain holders of the Series 2007-1B Bonds and the Series 2007-1C Bonds paid the Corporation a bond enhancement premium of $96.5 million in 2014, which the Corporation remitted $91.6 million to the State and the remaining $4.9 million was paid to various professionals as a transaction fee.

State Pension and Other Postemployment Benefits (“OPEB”) Obligations. The State resumed making contributions to the pension plans on a phased-in basis over a seven year period beginning in Fiscal Year 2012. Previously, the State had not fully funded its various pension plans for several years, and its post-retirement medical program is funded on a pay-as-you-go basis. This continued underfunding on an actuarial basis has led to the State’s current net pension obligation of $93.2 billion and a net OPEB obligation of $32.3 billion based on the current actuarial valuations which are as of June 30, 2016.

Ratings. The State’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch Ratings (“Fitch”) as of September 5, 2014, “A3” by Moody’s Investors Service, Inc. (“Moody’s”) as of March 27, 2017, and “A-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation. At any given time, there can be various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. Additional cases pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure can be found in the State’s Official Statement concerning the general obligation bonds it issues.

APPENDIX E – RATINGS OF INVESTMENTS

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation — A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•     Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•     Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•     Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e	Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfilment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.

#	Refundeds. I Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

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VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC. (the “Trust”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of beneficial interest of the Trust that the undersigned is entitled to vote at the joint special meeting of shareholders of the Trust to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

MYJ_29574_012518_Pref

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1 E.	The preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a separate class to approve an Agreement and Plan of Reorganization between MYJ and BlackRock New Jersey Municipal Bond Trust (“BLJ”) and the transactions contemplated therein, including the issuance of additional MYJ preferred shares.	☐	☐	☐

1 F.	The preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a separate class to approve an Agreement and Plan of Reorganization between MYJ and BlackRock New Jersey Municipal Income Trust (“BNJ”) and the transactions contemplated therein, including the issuance of additional MYJ preferred shares.	☐	☐	☐

2 A.	The common shareholders and preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of MYJ in connection with the Agreement and Plan of Reorganization between BlackRock New Jersey Municipal Bond Trust (“BLJ”) and MYJ.	☐	☐	☐

2 B.	The common shareholders and preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of MYJ in connection with the Agreement and Plan of Reorganization between BlackRock New Jersey Municipal Income Trust (“BNJ”) and MYJ.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Joint Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/blk-29574

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	MYJ_29574	M XXXXXXXX +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST ( the “Trust”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of beneficial interest of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

    TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

BLJ_29574_012518_Pref

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1 A.	The common shareholders and preferred shareholders of BlackRock New Jersey Municipal Bond Trust (“BLJ”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and BLJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

1 B.	The preferred shareholders of BlackRock New Jersey Municipal Bond Trust (“BLJ”) are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and BLJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Joint Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/blk-29574

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	BLJ_29574	M XXXXXXXX +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (the “Trust”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of beneficial interest of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

BNJ_29574_012518_Pref

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1 C.

The common shareholders and preferred shareholders of BlackRock New Jersey Municipal Income

Trust (“BNJ”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and BNJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.

		☐	☐	☐

1 D.	The preferred shareholders of BlackRock New Jersey Municipal Income Trust (“BNJ”) are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and BNJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Joint Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/blk-29574

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	BNJ_29574	M XXXXXXXX +

AUGUST 31, 2017

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	AUGUST 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended August 31, 2017, municipal bond funds experienced net outflows of approximately $2 billion (based on data from the Investment Company Institute). The asset class came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though expectation that tax reform was likely to be delayed or watered down quickly eased investor concerns.

For the same 12-month period, total new issuance remained robust from a historical perspective at $400 billion (though slightly below the $405 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 55%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2017
6 months: 3.51%
12 months: 0.92%

A Closer Look at Yields

From August 31, 2016 to August 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 58 basis points (“bps”) from 2.12% to 2.70%, while 10-year rates rose by 44 bps from 1.42% to 1.86% and 5-year rates increased 26 bps from 0.86% to 1.12% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 34 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	5

Trust Summary as of August 31, 2017	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($14.29)[1]	3.98%
Tax Equivalent Yield[2]	7.46%
Current Monthly Distribution per Common Share[3]	$0.0474
Current Annualized Distribution per Common Share[3]	$0.5688
Economic Leverage as of August 31, 2017[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BZM[1,2]	(7.53)%	(0.31)%
Lipper Other States Municipal Debt Funds[3]	(2.96)%	(0.56)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Maryland modestly outperformed the broader national market due in part to heavy new-issue supply. Revenues for the 2017 fiscal year came in below expectations, but the state government was effective in enacting mid-year spending cuts and budget adjustments to maintain fiscal health. In addition, the state’s gross domestic product growth exceeded the national average.

•

At a time of weak price performance for tax-exempt issues, the Trust’s positions in more defensive market segments were the leading contributors to performance. For example, the Trust benefited from its holdings in high-quality, higher-coupon bonds in the pre-refunded sector, as well as more-seasoned positions with shorter calls, higher income accrual and lower interest-rate sensitivity.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•

A low supply of high-yielding Maryland bonds resulted in very tight yield spreads for BBB rated and non-investment grade bonds early in the period, when rates were near historic lows. Once rates rose in the fourth calendar quarter of 2016, the resulting spread widening led to underperformance for BBB rated bonds despite their superior income. The Trust’s positions in this credit tier therefore detracted from performance, particularly in revenue sectors such as healthcare. (Revenue bonds are secured by a specific source of revenue, rather than the taxing power of a broader municipal entity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.29	$16.06	(11.02)%	$16.99	$13.88
Net Asset Value	$15.32	$15.97	(4.07)%	$15.97	$14.51

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Health	28%	29%
Education	20	18
Transportation	16	17
Utilities	14	9
County/City/Special District/School District	12	16
Housing	8	9
Corporate	1	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	8
2019	7
2020	12
2021	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	8%	10%
AA/Aa	33	36
A	30	30
BBB/Baa	17	14
BB/Ba	1	1
B/B	1	—
N/R	10	9	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	7

Trust Summary as of August 31, 2017	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2017 ($14.00)[1]	4.54%
Tax Equivalent Yield[2]	8.45%
Current Monthly Distribution per Common Share[3]	$0.0530
Current Annualized Distribution per Common Share[3]	$0.6360
Economic Leverage as of August 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.29%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MHE[1,2]	(4.30)%	(0.34)%
Lipper Other States Municipal Debt Funds[3]	(2.96)%	(0.56)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Massachusetts slightly underperformed the broader national market due largely to its longer duration profile (higher interest rate sensitivity). Issuance also accelerated in the latter half of last year, pressuring performance at a time when yields were already rising. (Prices and yields move in opposite directions). However, Massachusetts’ gross domestic product growth exceeded the national average. The Commonwealth’s credit profile is strong, though mild headwinds include a large pension liability and persistent underperformance in revenues relative to the expectations factored into the budget.

•

At a time of weak price performance for tax-exempt issues, the leading contributors to the Trust’s performance were its positions in more defensive market segments. For example, the Trust benefited from its holdings in high-quality, higher-coupon bonds in the pre-refunded sector.

•

The Trust maintained a core exposure to BBB rated debt, a meaningful portion of which was purchased opportunistically during the November-January sell-off. These issues generally performed well due to their above-average income and the tightening of yield spreads that occurred in the latter half of the reporting period.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s exposure to longer-term bonds detracted from performance, as did its positions in lower-coupon debt with lower investment grade ratings.

•

Some of the more-seasoned holdings in the portfolio weighed on results, as their market value premiums continued to move back to par. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.00	$15.32	(8.62)%	$15.44	$12.70
Net Asset Value	$13.98	$14.69	(4.83)%	$14.69	$13.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Education	42%	39%
State	19	17
Transportation	16	16
Health	14	16
Housing	6	9
County/City/Special District/School District	2	2
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	5%
2018	5
2019	13
2020	15
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	7%	8%
AA/Aa	53	57
A	21	21
BBB/Baa	16	11
BB/Ba	1	1
N/R	2	2	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	9

Trust Summary as of August 31, 2017	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2017 ($14.36)[1]	4.85%
Tax Equivalent Yield[2]	9.82%
Current Monthly Distribution per Common Share[3]	$0.0580
Current Annualized Distribution per Common Share[3]	$0.6960
Economic Leverage as of August 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MHN[1,2]	0.37%	0.04%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2017

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.36	$15.04	(4.52)%	$15.19	$13.13
Net Asset Value	$14.93	$15.69	(4.84)%	$15.69	$14.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	26%	25%
Education	19	19
County/City/Special District/School District	16	20
State	15	13
Utilities	12	12
Health	7	6
Housing	3	3
Corporate	1	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	7%
2018	7
2019	6
2020	4
2021	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	19%	17%
AA/Aa	53	59
A	20	17
BBB/Baa	6	5
N/R2	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	11

Trust Summary as of August 31, 2017	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may subject to the U.S. federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.04)[1]	4.91%
Tax Equivalent Yield[2]	9.53%
Current Monthly Distribution per Common Share[3]	$0.0615
Current Annualized Distribution per Common Share[3]	$0.7380
Economic Leverage as of August 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BLJ[1,2]	(8.95)%	(0.45)%
Lipper New Jersey Municipal Debt Funds[3]	(4.81)%	(0.17)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	New Jersey state general obligations and appropriated issues underperformed the broader national market, as the major rating agencies downgraded the state’s credit rating during the past year.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	Reinvestment was a drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•

The Trust’s holdings in zero-coupon bonds also detracted, as their longer durations accentuated negative price performance in a rising rate environment. (Duration is a measure of interest rate sensitivity).

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

The Trust’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. Positions in the transportation and education sectors also contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.04	$17.40	(13.56)%	$17.75	$14.21
Net Asset Value	$15.82	$16.74	(5.50)%	$16.74	$14.96

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	31%	28%
Education	19	20
County/City/Special District/School District	18	19
State	15	18
Health	8	7
Corporate	6	6
Tobacco	1	—
Housing	1	1
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	3%
2018	9
2019	10
2020	5
2021	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	5%	—
AA/Aa	38	47%
A	22	34
BBB/Baa	22	9
BB/Ba	9	9
B/B	2	—
N/R	2	1	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1%, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	13

Trust Summary as of August 31, 2017	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($14.55)[1]	4.87%
Tax Equivalent Yield[2]	9.86%
Current Monthly Distribution per Common Share[3]	$0.0590
Current Annualized Distribution per Common Share[3]	$0.7080
Economic Leverage as of August 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BQH[1,2]	(2.73)%	(0.47)%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

1	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

2	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

3	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.55	$15.70	(7.32)%	$15.99	$13.56
Net Asset Value	$16.11	$16.99	(5.18)%	$16.99	$15.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
County/City/Special District/School District	25%	29%
Education	22	20
Transportation	16	18
Utilities	12	11
Health	11	11
State	6	5
Housing	3	3
Corporate	3	2
Tobacco	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	3%
2018	2
2019	7
2020	7
2021	20

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	14%	10%
AA/Aa	48	51
A	21	21
BBB/Baa	7	10
BB/Ba	3	2
N/R2	7	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	15

Trust Summary as of August 31, 2017	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2017 ($13.55)[1]	4.61%
Tax Equivalent Yield[2]	9.33%
Current Monthly Distribution per Common Share[3]	$0.0520
Current Annualized Distribution per Common Share[3]	$0.6240
Economic Leverage as of August 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BSE[1,2]	(4.36)%	(0.55)%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$13.55	$14.84	(8.69)%	$15.13	$12.53
Net Asset Value	$15.04	$15.84	(5.05)%	$15.84	$14.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Education	26%	24%
County/City/Special District/School District	19	20
Transportation	16	18
Utilities	16	16
State	12	10
Health	7	8
Housing	3	4
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	—
2018	7%
2019	7
2020	2
2021	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	22%	18%
AA/Aa	52	55
A	23	24
BBB/Baa	2	2
N/R2	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	17

Trust Summary as of August 31, 2017	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.51)[1]	4.72%
Tax Equivalent Yield[2]	9.55%
Current Monthly Distribution per Common Share[3]	$0.0610
Current Annualized Distribution per Common Share[3]	$0.7320
Economic Leverage as of August 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFY[1,2]	(4.13)%	(0.37)%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.51	$17.01	(8.82)%	$17.37	$14.09
Net Asset Value	$15.71	$16.58	(5.25)%	$16.58	$14.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
County/City/Special District/School District	23%	25%
Transportation	18	20
Education	17	16
Utilities	13	13
Health	9	9
State	9	7
Housing	6	7
Tobacco	3	1
Corporate	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	3%
2018	3
2019	9
2020	4
2021	17

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	15%	14%
AA/Aa	45	46
A	25	26
BBB/Baa	8	8
BB/Ba	2	2
B	1	—	[2]
N/R3	4	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	19

Trust Summary as of August 31, 2017	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($18.68)[1]	4.05%
Tax Equivalent Yield[2]	7.59%
Current Monthly Distribution per Common Share[3]	$0.0630
Current Annualized Distribution per Common Share[3]	$0.7560
Economic Leverage as of August 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BHV[1,2]	2.17%	(0.44)%
Lipper Other States Municipal Debt Funds[3]	(2.96)%	(0.56)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Virginia modestly outperformed the broader national market. The Commonwealth’s economic fundamentals remained on a positive trajectory, with both gross domestic product and unemployment coming in more favorably than the national average. In addition, Virginia reported higher-than expected revenue growth through the annual period ended May 2017.

•

At a time of sub-par performance for the overall tax-exempt market, the Trust’s position in high-quality, defensive pre-refunded bonds was the largest positive contributor to performance. The bonds’ higher coupons and levels of income further aided their returns.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices. Similarly, the Trust’s fully invested posture resulted in higher income but greater exposure to the overall weakness in market performance.

•	The Trust’s exposure to longer-term bonds, which underperformed, detracted from results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$18.68	$19.14	(2.40)%	$19.70	$15.06
Net Asset Value	$15.75	$16.56	(4.89)%	$16.56	$15.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Health	26%	27%
Education	25	20
Transportation	19	22
County/City/Special District/School District	15	17
State	6	5
Tobacco	3	3
Utilities	3	—
Housing	2	5
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	5%
2018	17
2019	14
2020	16
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	15%	13%
AA/Aa	47	48
A	12	15
BBB/Baa	4	3
BB/Ba	2	2
B	2	2
N/R2	18	17

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 7%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	21

Schedule of Investments August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 140.3%
Corporate — 1.9%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	$320	$329,517
Potomac Electric Power Co., 6.20%, 9/01/22	250	269,797

		599,314
County/City/Special District/School District — 18.3%
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	565,700
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project, 5.25%, 7/01/44	250	253,605
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	274,952
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	250	258,448
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,398	1,410,051
State of Maryland, GO, Refunding, State & Local Facilities Loan, 3rd Series C, 5.00%, 11/01/20	500	562,845
State of Maryland, GO, State & Local Facilities Loan, 2nd Series B, 3.00%, 8/01/27	2,425	2,498,744

		5,824,345
Education — 32.0%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	549,561
3.25%, 9/01/28	360	371,815
Maryland EDC, Refunding RB:
Towson University Project, 5.00%, 7/01/37	500	541,405
University of Maryland College Park Project (AGM), 5.00%, 6/01/43	1,350	1,556,375
University of Maryland Project, 5.00%, 7/01/39	500	541,705
University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	1,067,960
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	250	289,010
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 4.00%, 7/01/39	100	104,434
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,115,530
Goucher College, Series A, 4.00%, 7/01/37	500	530,030
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	10	10,548
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	1,002,213

Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (continued):
Maryland Institute College, 4.00%, 6/01/42	$500	$511,480
Maryland Institute College of Art, 5.00%, 6/01/29	500	553,770
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,091,160
University System of Maryland, RB, Auxiliary Facility and Tuition, Series A, 5.00%, 4/01/24	290	354,467

		10,191,463
Health — 43.2%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	271,125
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	750	859,058
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,093,830
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,089,560
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,041,200
Charlestown Community Project, 6.25%, 1/01/21 (a)	1,000	1,169,160
Charlestown Community, Series A, 5.00%, 1/01/45	500	551,745
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	1,275,287
Lifebridge Health Issue, 4.13%, 7/01/47	500	517,360
Medstar Health, Inc., 5.00%, 8/15/42	1,000	1,125,600
Meritus Medical Center Issue, 5.00%, 7/01/40	1,000	1,104,110
Peninsula Regional Medical Center, 5.00%, 7/01/45	700	769,090
University of Maryland, 5.00%, 7/01/35	200	229,536
University of Maryland, 4.00%, 7/01/41	500	519,760
University of Maryland Medical System, 5.13%, 7/01/19 (a)	1,000	1,077,780
University of Maryland Medical System, Series A, 5.00%, 7/01/43	1,000	1,100,190

		13,794,391
Housing — 12.9%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Woodfield Oxford Square Apartments, 5.00%, 12/01/42	500	568,260
Columbia Commons Apartments, Series A, 5.00%, 6/01/44	550	597,465
Gateway Village Apartments, 4.00%, 6/01/46	500	514,875

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds

CIFG	CIFG Assurance North America, Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds

IDA	Industrial Development Authority
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
SRF	State Revolving Fund
Syncora	Syncora Guarantee

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Housing (continued)
Maryland Community Development Administration, HRB, M/F Housing, Series A, 4.05%, 7/01/42	$1,220	$1,248,194
Maryland Community Development Administration, RB:
M/F Housing, 3.70%, 7/01/35	500	509,265
S/F Housing, Residential, Series A, 5.05%, 9/01/39	500	508,340
S/F Housing, Residential, Series B, 4.75%, 9/01/39	150	152,657

		4,099,056
Transportation — 14.6%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	535,805
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	535,805
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/19 (a)	1,000	1,053,130
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	2,026,216
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	509,276

		4,660,232
Utilities — 17.4%
City of Annapolis Maryland Water & Sewer Revenue, Refunding RB, Series A, 3.38%, 8/01/40	780	789,337
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 7/01/38	1,000	1,153,790
Water Project, Series A, 5.00%, 7/01/43	1,000	1,146,190
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 9/01/46	750	853,057
East Baltimore Research Park, Series A, 5.00%, 9/01/38	250	266,405
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 6/01/43	250	258,930

Municipal Bonds	Par (000)	Value
Maryland (continued)
Utilities (continued)
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	$500	$547,380
5.00%, 4/01/32	500	546,775

		5,561,864
Total Municipal Bonds in Maryland		44,730,665

Puerto Rico — 1.4%
Tobacco — 1.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	450	452,767
Total Municipal Bonds — 141.7%		45,183,432

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Maryland — 14.3%
Transportation — 9.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,101,220
Utilities — 4.6%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 7/01/46	1,269	1,476,900
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.3%		4,578,120
Total Investments (Cost — $47,590,122) — 156.0%		49,761,552
Other Assets Less Liabilities — 0.6%		203,421
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.7)%		(2,137,385)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.9)%		(15,934,328)

Net Assets Applicable to Common Shares — 100.0%		$31,893,260

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,496,051	(1,496,051)	—	—	$2,484	$1,887	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	23

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(6)	December 2017	$711	$(1,105)
10-Year U.S. Treasury Note	(11)	December 2017	1,397	(2,562)
Long U.S. Treasury Bond	(9)	December 2017	1,405	(6,118)
Ultra Long U.S. Treasury Bond	(3)	December 2017	507	(2,568)
Total				$(12,353)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,353	—	$12,353

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$43,726	—	$43,726

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(15,041)	—	$(15,041)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,955,641

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$49,761,552	—	$49,761,552

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(12,353)	—	—	$(12,353)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(2,134,375)	—	$(2,134,375)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

Total	—	$(18,134,375)	—	$(18,134,375)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	25

Schedule of Investments August 31, 2017	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 150.8%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 9/01/26	$1,000	$1,175,900
Education — 66.5%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.25%, 1/01/42	500	576,015
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	274,027
Merrimack College, 5.00%, 7/01/47	550	600,743
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	557,135
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,102,730
Wellesley College, Series J, 5.00%, 7/01/42	1,950	2,238,541
Wentworth Institute Technology, 5.00%, 10/01/46	500	562,885
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	901,420
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,828,485
Emerson College, 5.00%, 1/01/41	500	550,835
Emerson College, Series A, 5.00%, 1/01/40	200	210,374
Emerson College, Series A, 5.00%, 1/01/40 (a)	500	573,670
Emmanuel College Issue, Series A, 5.00%, 10/01/35	250	287,347
International Charter School, 5.00%, 4/15/40	1,000	1,075,980
Lesley University, 5.00%, 7/01/35	525	606,370
Harvard University, Series A, 5.50%, 11/15/18 (b)	75	79,274
Suffolk University, 4.00%, 7/01/39	500	515,585
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,858,195
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,003,050
Worcester Polytechnic Institute, 5.00%, 9/01/17 (b)	900	900,000
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,149,190
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 7/01/33	250	248,637
Massachusetts Health & Educational Facilities Authority, RB:
Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	70,229
Northeastern University, Series R, 5.00%, 10/01/33	225	234,068
Tufts University, Series O, 5.38%, 8/15/18 (b)	1,000	1,043,980
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Northeastern University, Series T-2, 5.00%, 10/01/32	500	569,040
Springfield College, 5.63%, 10/15/19 (b)	500	549,780
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,297,930
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	572,385

		22,037,900
Health — 22.9%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	200	203,904
Seven Hills Foundation Obligated Group, Series A, 5.00%, 9/01/35	750	796,118

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Health (continued)
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series E, 4.00%, 7/01/38	$500	$511,575
Carleton-Willard Village, 5.63%, 12/01/30	500	537,535
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	1,112,100
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/19 (b)	1,000	1,089,150
Caregroup, Series E-1, 5.00%, 7/01/18 (b)	500	517,745
Children’s Hospital, Series M, 5.25%, 12/01/39	600	652,794
Children’s Hospital, Series M, 5.50%, 12/01/39	500	547,930
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	521,695
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	1,082,160

		7,572,706
Housing — 9.9%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	200,425
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.50%, 12/01/47	500	517,325
Series C, 5.00%, 12/01/30	330	343,154
Series C, 5.35%, 12/01/42	1,345	1,434,833
Series F, 5.70%, 6/01/40	755	774,252

		3,269,989
State — 23.1%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 7/01/45	1,000	1,156,790
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	944,518
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	500	572,645
Senior Series B, 5.00%, 10/15/41	1,000	1,134,200
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/19 (b)	2,500	2,692,675
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,141,882

		7,642,710
Transportation — 24.9%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 6/15/27	1,000	1,165,940
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 6/01/38	500	563,035
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	1,120	1,215,189
5.00%, 1/01/37	1,000	1,077,540
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 7/01/42	1,000	1,098,530
Series B, 5.00%, 7/01/45	1,750	1,974,420
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	1,000	1,142,190

		8,236,844
Total Municipal Bonds in Massachusetts		49,936,049

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.7%
Tobacco — 1.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	$95	$95,466
5.63%, 5/15/43	470	472,890
Total Municipal Bonds in Puerto Rico		568,356
Total Municipal Bonds — 152.5%		50,504,405

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Massachusetts — 6.7%
State — 6.7%
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 3/01/46	1,001	1,157,910
Series G, 4.00%, 9/01/42	1,005	1,067,421
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7%		2,225,331
Total Long-Term Investments (Cost — $48,658,843) — 159.2%		52,729,736

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (d)(e)	844,109	$844,362
Total Short-Term Securities (Cost — $844,401) — 2.6%		844,362
Total Investments (Cost — $49,503,244) — 161.8%		53,574,098
Liabilities in Excess of Other Assets — (1.8)%		(607,098)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.3)%		(1,427,195)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.7)%		(18,424,441)

Net Assets Applicable to Common Shares — 100.0%		$33,115,364

Notes to Schedule of Investments

(a)	When-issued security.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Depreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	125,958	718,151	844,109	$844,362	$2,049	$256	$(39)
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(7)	December 2017	$830	$(1,462)
10-Year U.S. Treasury Note	(11)	December 2017	1,397	(1,887)
Long U.S. Treasury Bond	(8)	December 2017	1,249	(6,552)
Ultra Long U.S. Treasury Bond	(3)	December 2017	507	(2,568)
Total				$(12,469)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	27

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,469	—	$12,469

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$64,318	—	$64,318

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(15,983)	—	$(15,983)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,806,559

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$52,729,736	—	$52,729,736
Short-Term Securities	$844,362	—	—	844,362

Total	$844,362	$52,729,736	—	$53,574,098

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(12,469)	—	—	$(12,469)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(1,420,858)	—	$(1,420,858)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

Total	—	$(19,920,858)	—	$(19,920,858)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments August 31, 2017	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 135.0%
Corporate — 2.3%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$820	$877,605
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	2,250	2,769,885
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,500	7,030,045

		10,677,535
County/City/Special District/School District — 20.7%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	1,380	1,560,614
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	567,253
Fiscal 2014, Series E, 5.00%, 8/01/32	2,000	2,345,380
Series E, 5.50%, 8/01/25	5,500	6,804,325
Series E, 5.00%, 8/01/30	2,000	2,326,720
City of New York New York, GO:
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	945	1,111,084
Series A-1, 5.00%, 8/01/35	2,350	2,649,037
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,746,724
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (a):
0.00%, 11/15/46	3,000	961,590
(AGM), 0.00%, 11/15/55	2,485	542,649
(AGM), 0.00%, 11/15/56	3,765	789,370
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	5,000	5,789,350
5.00%, 11/15/45	12,215	14,075,711
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	1,380	623,981
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	856,688
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,508,330
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,150	6,247,539
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,233,616
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	9,557,760
County of Erie Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (c):
5.00%, 9/01/35	275	332,604
5.00%, 9/01/36	245	295,602
5.00%, 9/01/37	275	330,996
5.00%, 9/01/38	420	504,302
5.00%, 9/01/39	335	401,266
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	1,400	1,662,458
Series B, 5.00%, 10/01/30	1,150	1,371,226
Refunding Series B, 5.00%, 4/01/32	1,980	2,347,528

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	$3,200	$3,752,224
Fiscal 2017, 5.00%, 2/15/42	4,145	4,875,308
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	1,942,680
4 World Trade Center Project, 5.00%, 11/15/44	4,000	4,466,160
4 World Trade Center Project, 5.75%, 11/15/51	1,755	2,043,031
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	885	954,641
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,430	3,860,053

		96,437,800
Education — 26.3%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	284,328
5.00%, 12/01/32	100	113,778
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,218,775
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 6/01/43	450	513,459
Manhattan College Project, 4.00%, 8/01/42	525	551,318
Manhattan College Project, 5.00%, 8/01/47	750	862,950
New York Law School Project, 5.00%, 7/01/41	930	1,034,300
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	117,559
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	1,775	2,065,425
American Museum of Natural History, 5.00%, 7/01/41	750	848,955
Carnegie Hall, 4.75%, 12/01/39	3,150	3,369,114
Carnegie Hall, 5.00%, 12/01/39	1,850	1,993,153
Wildlife Conservation Society, 5.00%, 8/01/42	2,840	3,244,956
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,535	6,084,293
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,139,050
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	2,250	2,708,595
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,115,680
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	985	1,161,758
4.00%, 7/01/46	1,865	1,968,992

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 7/01/40	$685	$798,696
5.00%, 7/01/43	2,480	2,880,222
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 7/01/38	1,240	1,417,382
Series A, 4.00%, 7/01/39	350	377,048
Series B, 3.63%, 7/01/36	1,140	1,194,663
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,298,361
5.00%, 12/01/36	1,100	1,248,555
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	763,263
5.00%, 7/01/42	445	472,795
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	346,284
5.38%, 9/01/41	125	141,861
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	558,720
5.25%, 7/01/36	700	775,859
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	551,145
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 7/01/39	750	852,945
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	1,000	1,371,840
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,011,570
Fordham University, Series A, 5.00%, 7/01/28	175	200,263
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,579,957
General Purpose, Series A, 5.00%, 2/15/36	4,500	5,187,195
New School (AGM), 5.50%, 7/01/20 (b)	3,265	3,672,439
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	1,000	1,076,450
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	4,812,955
New York University, Series B, 5.00%, 7/01/19 (b)	400	429,672
New York University, Series B, 5.00%, 7/01/42	3,000	3,387,480
New York University, Series C, 5.00%, 7/01/18 (b)	2,000	2,070,800
Siena College, 5.13%, 7/01/19 (b)	1,345	1,447,825
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	750	826,718
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,645,950
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,678,485

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	$1,000	$1,166,640
Barnard College, Series A, 5.00%, 7/01/34	900	1,040,427
Barnard College, Series A, 4.00%, 7/01/37	510	539,866
Barnard College, Series A, 5.00%, 7/01/43	1,500	1,712,490
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,104,350
Fordham University, 5.00%, 7/01/44	1,900	2,159,521
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,030	1,173,592
New York University, Series A, 5.00%, 7/01/31	3,000	3,457,440
New York University, Series A, 5.00%, 7/01/37	4,180	4,769,380
Pratt Institute, 5.00%, 7/01/46	800	914,640
Rochester Institute of Technology, 4.00%, 7/01/31	1,300	1,398,046
Rochester Institute of Technology, 5.00%, 7/01/42	750	838,463
St. John’s University, Series A, 5.00%, 7/01/37	2,005	2,299,595
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	4,755	5,653,647
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	6,435	7,627,663
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,682,448
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,435	1,691,162
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	440	516,490
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	500	588,410
State University Dormitory Facilities, Series B, 5.00%, 7/01/33	860	1,008,058
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 7/01/47	1,030	1,193,461

		122,009,625
Health — 9.6%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	1,932,966
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	550,015
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	745	688,082
4.00%, 7/01/41	785	817,601
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	500	513,215
5.00%, 12/01/46	800	900,816
Series A, 5.00%, 12/01/37	1,180	1,297,410
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,683,815
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	460	511,037

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	$1,340	$1,462,838
State of New York Dormitory Authority, RB:
Health System, Series B (AGM), 5.00%, 8/15/18 (b)	3,480	3,620,731
Health System, Series B (AGM), 5.00%, 2/15/33	1,020	1,058,362
Healthcare, Series A, 5.00%, 3/15/19 (b)	2,250	2,392,808
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	2,680	3,033,090
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	1,800	2,049,696
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (b)	1,825	1,963,226
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,059,840
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	685	725,990
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 5/01/32	2,645	3,077,590
5.00%, 5/01/32	2,000	2,217,040
5.25%, 5/01/34	7,375	8,229,246

		44,785,414
Housing — 3.8%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	6,505	7,353,252
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	1,375	1,523,431
Series A-1-A, AMT, 5.00%, 11/01/30	750	756,713
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,353,970
Series H-2-A, AMT, 5.20%, 11/01/35	835	843,150
Series H-2-A, AMT, 5.35%, 5/01/41	600	609,666
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,075	1,129,180
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,005,620
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	845	884,047
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,000	1,000,720

		17,459,749
State — 18.3%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,527,108
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,158,120
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,184,140
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,326,188

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	$1,220	$1,458,205
Series S-2, 5.00%, 7/15/35	1,220	1,458,205
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	950	1,100,803
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,986,460
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	1,455	1,724,510
Series A-2, 5.00%, 8/01/39	2,090	2,481,708
Sub Series A-3, 5.00%, 8/01/41	4,505	5,332,208
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,468,382
Sub-Series E-1, 5.00%, 2/01/30	1,000	1,205,160
Sub-Series F-1, 5.00%, 5/01/38	3,455	4,097,906
Sub-Series F-1, 5.00%, 5/01/39	4,300	5,088,147
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,145	1,371,641
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19 (b)	2,500	2,726,900
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,725,080
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	2,070	2,327,425
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	7,500	8,766,525
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,434,910
General Purpose, Series B, 5.00%, 3/15/42	4,600	5,170,354
Master BOCES Program Lease (AGC), 5.00%, 8/15/19 (b)	250	270,115
Sales Tax, Series A, 5.00%, 3/15/43	3,580	4,225,438
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/17 (b)	2,500	2,508,975
Series B, 5.00%, 3/15/37	1,500	1,773,945
State Personal Income Tax, Series A, 5.00%, 2/15/43	495	560,979
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	5,000	5,229,950
State of New York Thruway Authority, RB, 2nd General Highway & Bridge Trust, Series B, 5.00%, 10/01/17 (b)	1,000	1,003,590
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,342,840

		85,035,917
Tobacco — 2.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 6/01/41	400	427,344
Series A-2B, 5.00%, 6/01/51	765	787,560
Series B, 5.00%, 6/01/45	1,500	1,583,085
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	1,875	1,888,218
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,495	1,684,327
5.25%, 5/15/40	1,500	1,673,640

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	31

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco (continued)
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	$2,510	$2,513,489

		10,557,663
Transportation — 36.8%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/47	1,295	1,512,469
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,124,225
Series A, 5.00%, 11/15/27	1,000	1,156,820
Series A, 5.00%, 11/15/30	3,000	3,512,280
Series A-1, 5.25%, 11/15/33	1,620	1,932,028
Series A-1, 5.25%, 11/15/34	1,620	1,926,812
Series B, 5.25%, 11/15/44	1,000	1,176,190
Series C, 6.50%, 11/15/28	1,155	1,234,961
Series D, 5.25%, 11/15/41	2,000	2,288,820
Series E, 5.00%, 11/15/38	8,750	10,174,675
Series E, 5.00%, 11/15/43	1,000	1,156,530
Sub-Series B, 5.00%, 11/15/25	1,000	1,199,350
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	2,500	2,755,275
Green Bonds, Series A-1, 5.25%, 11/15/56	1,830	2,146,187
Series D, 5.00%, 11/15/30	885	1,033,981
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	6,122,064
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	13,094,475
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	7,625	8,397,184
5.25%, 1/01/50	8,570	9,529,669
(AGM), 4.00%, 7/01/41	1,250	1,297,662
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	695	716,510
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,758,900
Consolidated, 183rd Series, 4.00%, 6/15/44	1,500	1,581,075
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	2,055	2,073,947
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	19,956,177
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,127,740
179th Series, 5.00%, 12/01/38	1,390	1,617,821
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	285	294,029
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	829,470
Consolidated, 189th Series, 5.00%, 5/01/45	1,305	1,499,863
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	1,400	1,629,614

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued):
Consolidated, 200th Series, 5.00%, 4/15/57	$1,000	$1,160,480
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,758,349
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	3,880	4,540,803
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM), 5.00%, 1/01/37	8,500	8,612,115
Series I, 5.00%, 1/01/37	4,245	4,823,933
Series I, 5.00%, 1/01/42	4,270	4,793,417
Series J, 5.00%, 1/01/41	5,000	5,631,050
Series K, 5.00%, 1/01/29	1,750	2,089,272
Series K, 5.00%, 1/01/31	1,000	1,179,000
Series K, 5.00%, 1/01/32	1,000	1,175,310
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,098,888
5.00%, 11/15/45	820	952,709
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	7,670	4,897,525
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,144,000
General, Series A, 5.00%, 11/15/41	5,000	5,861,300
General, Series A, 5.25%, 11/15/45	1,280	1,506,624
General, Series A, 5.00%, 11/15/50	3,000	3,441,030
General, Series C, 5.00%, 11/15/18 (b)	855	898,682
General, Series C, 5.00%, 11/15/38	530	555,127
Sub-Series A, 5.00%, 11/15/28	2,500	2,909,600
Sub-Series A, 5.00%, 11/15/29	875	1,011,701

		170,897,718
Utilities — 14.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	2,455	2,954,985
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,658,625
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,105,750
Fiscal 2011, Series GG, 5.00%, 6/15/43	2,070	2,313,867
Fiscal 2015, Series HH, 5.00%, 6/15/39	2,250	2,630,183
Series DD, 5.00%, 6/15/32	3,750	3,872,288
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	3,785	4,428,034
Long Island Power Authority, RB, General, Electric Systems, Series A (AGM), 5.00%, 5/01/36	2,375	2,645,251
Long Island Power Authority, Refunding RB, Electric Systems:
General, Series A (AGC), 6.00%, 5/01/19 (b)	1,500	1,626,510
Series A (AGC), 5.75%, 4/01/39	1,000	1,071,100
Series B, 5.00%, 9/01/41	475	554,339
Series B, 5.00%, 9/01/46	2,195	2,539,022
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	3,170	3,716,191

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Environmental Facilities Corp., Refunding RB:
Series A, 5.00%, 6/15/40	$1,545	$1,819,160
Series A, 5.00%, 6/15/45	7,935	9,214,995
SRF, New York City Municipal Water, Series B, 5.00%, 6/15/36	3,200	3,638,720
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,911,762
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,415	1,457,691
Series E, 5.00%, 12/15/41	15,490	18,043,681
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	1,065	1,209,254

		69,411,408
Total Municipal Bonds in New York		627,272,829

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,286,707

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,300	3,444,573
Total Municipal Bonds — 136.0%		632,004,109

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 29.7%
County/City/Special District/School District — 6.2%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	2,000	2,438,320
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (b)(e)	636	681,105
Sub-Series C-3 (AGC), 5.75%, 8/15/28	9,364	10,028,095
Sub-Series I-1 5.00%, 3/01/36	2,500	2,867,975
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,500	2,973,225
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	5,999	6,932,892
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,982,238

		28,903,850
Education — 4.0%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,298,117
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A:
5.25%, 7/01/19 (b)	5,000	5,401,200
5.00%, 7/01/35	4,448	5,014,374

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/18 (b)	$5,498	$5,693,050

		18,406,741
State — 9.5%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,869,153
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,380	8,918,952
4.00%, 10/15/32	6,000	6,746,160
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/19 (b)	5,000	5,374,550
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	4,500	5,491,350
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 3/15/41	2,500	2,788,725
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	5,458	5,671,400
Series A, 5.00%, 3/15/44	4,858	5,663,123
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/45	1,471	1,719,628

		44,243,041
Transportation — 5.3%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/25	8,005	9,155,630
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,405	3,974,589
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	10,000	11,672,000

		24,802,219
Utilities — 4.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	921	958,169
5.75%, 6/15/40	3,081	3,204,542
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	7,151	8,117,455
Series FF-2, 5.50%, 6/15/40	2,400	2,594,592
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	601	639,973
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/36	3,003	3,576,663
Series B, 4.00%, 12/15/35	2,600	2,854,253

		21,945,647
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.7%		138,301,498
Total Long-Term Investments (Cost — $721,385,649) — 165.7%		770,305,607

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	33

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (f)(g)	3,259,019	$3,259,997
Total Short-Term Securities (Cost — $3,260,047) — 0.7%		3,259,997
Total Investments (Cost — $724,645,696) — 166.4%		773,565,604
Other Assets Less Liabilities — 1.0%		4,654,169
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(70,170,287)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (52.3)%		(243,231,842)

Net Assets Applicable to Common Shares — 100.0%		$464,817,644

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $8,472,762. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Depreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,404,267	(2,145,248)	3,259,019	$3,259,997	$23,725	$5,734	$(50)
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(95)	December 2017	$11,258	$(25,590)
10-Year U.S. Treasury Note	(156)	December 2017	19,810	(40,744)
Long U.S. Treasury Bond	(126)	December 2017	19,668	(125,746)
Ultra Long U.S. Treasury Bond	(39)	December 2017	6,593	(42,227)
Total				$(234,307)

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation	—	—	—	—	$234,307	—	$234,307

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,060,641	—	$1,060,641

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(285,161)	—	$(285,161)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$483,750	[1]
Average notional value of contracts — short	$54,556,469
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$770,305,607	—	$770,305,607
Short-Term Securities	$3,259,997	—	—	3,259,997

Total	$3,259,997	$770,305,607	—	$773,565,604

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(234,307)	—	—	$(234,307)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(70,007,186)	—	$(70,007,186)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

Total	—	$(313,607,186)	—	$(313,607,186)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	35

Schedule of Investments August 31, 2017	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 137.2%
Corporate — 10.1%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$560	$5,807
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	750	801,308
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	1,550	1,749,562
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	185	198,089
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	500	539,525
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	395	430,301

		3,724,592
County/City/Special District/School District — 21.6%
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	150	170,999
5.00%, 7/01/35	235	265,769
City of Margate New Jersey, GO, Refunding, Improvement (c):
5.00%, 1/15/21	230	260,638
5.00%, 1/15/21	110	124,653
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (d)	610	613,776
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	523,560
5.50%, 10/01/29	790	1,040,430
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	839,448
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	235	268,748
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	440	538,393
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	180	203,657
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	265	303,422
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	115	133,713
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,652,525

		7,939,731
Education — 25.7%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	200	208,616
New Jersey EDA, RB:
Hatikvah International Academy Charter School Project, Series A, 5.25%, 7/01/37 (d)	130	129,357
Hatikvah International Academy Charter School Project, Series A, 5.38%, 7/01/47 (d)	125	123,806
Leap Academy Charter School, Series A, 6.00%, 10/01/34	100	102,014
School Facilities Construction (AGC), 5.50%, 12/15/18 (c)	350	371,182
School Facilities Construction (AGC), 5.50%, 12/15/34	5	5,244

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey EDA, RB (continued):
Team Academy Charter School Project, 6.00%, 10/01/33	$455	$510,997
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34 (d)	215	213,252
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	500	537,850
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/35	175	182,539
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (c)	690	714,191
College of New Jersey, Series F, 4.00%, 7/01/35	125	131,457
Georgian Court University, Series D, 5.00%, 7/01/33	150	150,258
Kean University, Series A, 5.50%, 9/01/36	700	753,431
Montclair State University, Series A, 5.00%, 7/01/44	1,600	1,797,376
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	228,417
Ramapo College, Series B, 5.00%, 7/01/42	85	93,375
Seton Hall University, Series D, 5.00%, 7/01/38	105	117,529
Stevens Institute of Technology, Series A, 5.00%, 7/01/42	100	114,715
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,046,998
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	400	439,304
Series 1A, 5.00%, 12/01/25	95	101,420
Series 1A, 5.00%, 12/01/26	70	74,627
Series 1A, 5.25%, 12/01/32	300	319,218
Student Loan, Series 1A, 5.13%, 12/01/27	170	181,614
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	500	568,955
5.00%, 7/01/45	220	249,027

		9,466,769
Health — 10.7%
New Jersey Health Care Facilities Financing Authority, RB:
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	390	400,284
Inspira Health Obligated Group, 5.00%, 7/01/42	180	206,651
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/18 (c)	235	243,159
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	230	266,416
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	430,180
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (c)	610	723,905
Princeton Healthcare System, 5.00%, 7/01/39	250	283,142
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	235	244,760
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	310	352,374
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	180	210,267
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	505	589,916

		3,951,054

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing — 2.1%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	$370	$384,589
S/F Housing, Series AA, 6.38%, 10/01/28	30	30,142
S/F Housing, Series AA, 6.50%, 10/01/38	5	5,024
S/F Housing, Series CC, 5.00%, 10/01/34	225	235,249
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	120	123,593

		778,597
State — 22.4%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	870	908,454
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27 (e)	4,000	2,945,280
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	587,160
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	255	274,385
Cigarette Tax, 5.00%, 6/15/29	500	535,700
Cigarette Tax (AGM), 5.00%, 6/15/22	750	854,385
School Facilities Construction, Series AA, 5.50%, 6/15/19 (c)	335	363,036
School Facilities Construction, Series AA, 5.50%, 12/15/29	165	172,802
School Facilities Construction, Series GG, 5.25%, 9/01/27	1,295	1,379,149
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (c)	200	215,330

		8,235,681
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Asset-Backed, Tobacco Settlement, Series 1A, 5.00%, 6/01/41	650	628,121
Transportation — 41.8%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	270,165
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	1,360	1,518,467
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	125	147,220
Series A, 5.00%, 1/01/38	1,175	1,330,241
Series A, 5.00%, 1/01/43	500	563,120
Series E, 5.25%, 1/01/19 (c)	370	391,737
Series E, 5.00%, 1/01/45	720	826,380
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/40	770	906,683
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	1,250	687,375
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	125	137,459
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	805	823,781
Transportation Program, Series AA, 5.00%, 6/15/38	705	753,863
Transportation Program, Series AA, 5.25%, 6/15/41	480	523,138
Transportation System, 6.00%, 12/15/38	325	341,279
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,414,829
Transportation System, Series A, 5.88%, 12/15/38	555	580,108
Transportation System, Series A, 5.50%, 6/15/41	830	883,527

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, Series A (AGC), 5.63%, 12/15/28	$200	$212,302
Transportation System, Series AA, 5.50%, 6/15/39	425	464,742
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	503,482
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 7/15/36	500	564,005
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,127,010
206th Series, AMT, 5.00%, 11/15/42	170	197,440
206th Series, AMT, 5.00%, 11/15/47	190	219,568

		15,387,921
Utilities — 1.1%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	650	390,507
Total Municipal Bonds in New Jersey		50,502,973

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	210	211,029
5.63%, 5/15/43	200	201,231
Total Municipal Bonds in Puerto Rico		412,260
Total Municipal Bonds — 138.3%		50,915,233

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 31.0%
County/City/Special District/School District — 8.6%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	340	396,290
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	1,780	1,991,945
County of Union New Jersey Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 5.00%, 6/15/41	690	771,289

		3,159,524
Education — 5.9%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 5/01/19 (c)	991	1,059,300
Series L, 5.00%, 5/01/43	990	1,125,026

		2,184,326
Health — 2.8%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 7/01/47	999	1,027,610
State — 2.9%
New Jersey EDA, RB, School Facilities Construction (AGC) (c):
6.00%, 12/15/18	986	1,052,832

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	37

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, RB, School Facilities Construction (AGC) (c) (continued):
6.00%, 12/15/18	$14	$14,898

		1,067,730
Transportation — 10.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	606,264
Series B, 5.25%, 6/15/36 (g)	1,000	1,057,773
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,501	1,681,271

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	$630	$645,961

		3,991,269
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.0%		11,430,459
Total Investments (Cost — $58,217,779) — 169.3%		62,345,692
Liabilities in Excess of Other Assets — (2.1)%		(772,609)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.6)%		(6,129,015)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (50.6)%		(18,626,502)

Net Assets Applicable to Common Shares — 100.0%		$36,817,566

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default.

(b)	Non-income producing security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $776,985. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	158,167	(158,167)	—	—	$1,434	$108	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(8)	December 2017	$948	$(1,818)
10-Year U.S. Treasury Note	(15)	December 2017	1,905	(3,554)
Long U.S. Treasury Bond	(10)	December 2017	1,561	(7,355)
Ultra Long U.S. Treasury Bond	(2)	December 2017	338	(2,543)
Total				$(15,270)

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$15,270	—	$15,270

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$85,066	—	$85,066

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(20,741)	—	$(20,741)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,394,356

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$62,345,692	—	$62,345,692

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(15,270)	—	—	$(15,270)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(6,115,531)	—	$(6,115,531)
VRDP Shares at Liquidation Value	—	(18,700,000)	—	(18,700,000)

Total	—	$(24,815,531)	—	$(24,815,531)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	39

Schedule of Investments August 31, 2017	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 135.0%
Corporate — 3.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$100	$107,679
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	738,473
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	103,791
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	250	307,765
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	375	375,765

		1,633,473
County/City/Special District/School District — 34.0%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	205	231,830
City of New York New York, GO, Refunding, Series J, 5.00%, 8/01/32	1,000	1,169,630
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	518,565
Series D, 5.38%, 6/01/32	15	15,057
Series G-1, 6.25%, 12/15/31	5	5,344
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	245	288,059
Sub-Series G-1, 6.25%, 12/15/18 (b)	245	262,221
Sub-Series G-1, 5.00%, 4/01/29	250	290,545
Sub-Series I-1, 5.38%, 4/01/36	135	144,227
Refunding, Series E, 5.50%, 8/01/25	455	562,903
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	500	109,185
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,000	1,157,870
5.00%, 11/15/45	670	772,061
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/41 (c)	4,155	1,725,488
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	500	199,070
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (c)	2,000	763,140
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	950	334,352
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	107,086
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	325	330,155
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	177,776
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	176,064
County of Erie Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (d):
5.00%, 9/01/35	25	30,237
5.00%, 9/01/36	25	30,163
5.00%, 9/01/37	25	30,091
5.00%, 9/01/38	40	48,029
5.00%, 9/01/39	35	41,923

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	$250	$296,868
Refunding Series B, 5.00%, 4/01/32	190	225,268
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	125	146,571
Fiscal 2017, 5.00%, 2/15/42	405	476,357
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,350	1,490,278
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	308,182
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	120	133,165
4 World Trade Center Project, 5.00%, 11/15/31	750	852,052
4 World Trade Center Project, 5.75%, 11/15/51	340	395,801
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	320	345,181
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	500	562,690
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	568,204

		15,321,688
Education — 34.9%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	140	146,860
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,250
Ethical Culture Fieldston School Project, 5.00%, 6/01/32	450	524,659
Manhattan College Project, 5.00%, 8/01/35	120	140,676
New York Law School Project, 5.00%, 7/01/41	130	144,580
Packer Collegiate Institute Project, 5.00%, 6/01/40	310	351,887
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	262,900
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	110	127,998
Carnegie Hall, 4.75%, 12/01/39	400	427,824
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	610	670,536
Series B, 4.00%, 8/01/35	110	116,030
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	250	272,313
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 6/01/35	55	59,586
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	60	65,233

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	$100	$117,945
4.00%, 7/01/46	185	195,316
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project:
5.00%, 7/01/21 (b)	110	126,506
5.00%, 7/01/41	390	439,651
Series A, 5.00%, 7/01/21 (b)	500	575,025
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	120	137,166
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	200	218,594
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	100	111,744
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 9/01/44	160	186,214
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	500	612,345
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	340,944
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	245	315,428
New York University, Series B, 5.00%, 7/01/42	500	564,580
Series B, 5.75%, 3/15/19 (b)	300	322,473
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (b)	150	161,355
Teachers College, Series B, 5.00%, 7/01/42	750	836,287
Touro College & University System, Series A, 5.25%, 1/01/34	250	275,098
Touro College & University System, Series A, 5.50%, 1/01/39	500	554,830
University of Rochester, Series A, 5.13%, 7/01/19 (b)	185	199,143
University of Rochester, Series A, 5.75%, 7/01/19 (b)	150	163,167
University of Rochester, Series A, 5.13%, 7/01/39	30	32,126
University of Rochester, Series A, 5.75%, 7/01/39	25	26,954
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	100	115,603
Brooklyn Law School, 5.75%, 7/01/33	125	133,593
Cornell University, Series A, 5.00%, 7/01/40	150	165,653
Fordham University, 5.00%, 7/01/44	340	386,441
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	345	393,096
New York University, Series A, 5.00%, 7/01/37	445	507,745
New York University, Series A, 5.00%, 7/01/42	1,750	1,976,030
Skidmore College, Series A, 5.00%, 7/01/28	250	286,395
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	350	417,539
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	350	414,869
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	190	223,030
Teachers College, 5.50%, 3/01/19 (b)	350	374,041
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	105	119,601
Hofstra University Project, 5.00%, 7/01/47	100	115,870

		15,739,729

Municipal Bonds	Par (000)	Value
New York (continued)
Health — 16.2%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	$500	$562,755
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	388,731
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	140	140,150
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	100	102,643
5.00%, 12/01/46	160	180,163
Series A, 5.00%, 12/01/37	370	406,815
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	310,219
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/17 (b)	200	202,254
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	80	88,876
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,124,420
Series B, 6.00%, 11/01/20 (b)	175	202,225
Series B, 6.00%, 11/01/30	25	27,760
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	546,090
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,202
Mental Health Services (AGM), 5.00%, 2/15/22	25	26,014
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/19 (b)	185	202,079
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	220	248,985
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (b)	500	539,930
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,453
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	348,245
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,108,520
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	264,817

		7,329,346
Housing — 5.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	735	830,844
5.00%, 7/01/33	250	276,987
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	525,200
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	135	155,790

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	41

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (continued)
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	$165	$172,199
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	495	498,594

		2,459,614
State — 6.6%
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	115	137,454
Series S-2, 5.00%, 7/15/35	115	137,454
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series B-1, 5.00%, 11/01/35	200	235,084
Sub-Series F-1, 5.00%, 5/01/38	325	385,476
Sub-Series F-1, 5.00%, 5/01/39	405	479,232
State of New York, GO, Series A, 5.00%, 2/15/39	250	264,728
State of New York Dormitory Authority, RB, General Purpose, Series A, 5.00%, 2/15/42	500	584,435
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 2/15/38	370	437,880
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	250	293,605

		2,955,348
Tobacco — 3.6%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	200	205,674
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	400	374,924
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	340	350,027
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	75	75,529
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	170	189,679
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 6/01/42	250	250,347
5.13%, 6/01/51	200	199,250

		1,645,430
Transportation — 21.9%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	120	140,794
County of Albany Airport Authority, Refunding RB, AMT, Series B:
4.00%, 12/15/34	235	244,461
4.00%, 12/15/35	120	124,226
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18 (b)	45	47,636
Series C, 6.50%, 11/15/28	130	139,000
Series D, 5.25%, 11/15/41	1,000	1,144,410
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	200	220,422
Series D, 5.25%, 11/15/30	250	300,850
Series D, 5.25%, 11/15/31	250	300,095
Series D, 5.25%, 11/15/32	170	203,403
Series F, 5.00%, 11/15/30	500	584,170

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	$450	$509,229
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.25%, 1/01/50	165	183,477
(AGM), 4.00%, 7/01/41	150	155,720
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	690	737,120
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	559,425
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	174,585
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	250	291,002
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	261,317
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	305,815
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	490	573,452
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,153,500
Series I, 5.00%, 1/01/37	440	500,007
Series I, 5.00%, 1/01/42	140	157,161
Series J, 5.00%, 1/01/41	250	281,553
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	163,664
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	170	106,592
General, Series A, 5.25%, 11/15/45	275	323,689

		9,886,775
Utilities — 8.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	120	144,439
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	250	292,242
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	135	157,935
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	225	250,603
Series C (CIFG), 5.25%, 9/01/29	500	622,575
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 4/01/19 (b)	100	107,231
Series B, 5.00%, 9/01/41	50	58,352
Series B, 5.00%, 9/01/46	255	294,966
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	677,154

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	$1,115	$1,298,819

		3,904,316
Total Municipal Bonds in New York		60,875,719

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	500	503,075
Total Municipal Bonds — 136.1%		61,378,794

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 25.5%
County/City/Special District/School District — 7.5%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	250	286,798
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	300	356,787
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	700	808,837
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	717,328
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	1,050	1,199,751

		3,369,501
State — 3.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	528,665
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	934,576
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	308,175

		1,771,416
Transportation — 3.7%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	360	420,221

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Transportation (continued)
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	$600	$686,982
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	583,600

		1,690,803
Utilities — 10.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	93	96,893
5.75%, 6/15/40	312	324,055
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,123,769
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,686,786
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	511	543,977
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/36	496	590,149
Series B, 4.00%, 12/15/35	280	307,381

		4,673,010
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.5%		11,504,730
Total Long-Term Investments (Cost — $66,557,925) — 161.6%		72,883,524

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (g)(h)	225,260	225,328
Total Short-Term Securities (Cost — $225,328) — 0.5%		225,328
Total Investments (Cost — $66,783,253) — 162.1%		73,108,852
Other Assets Less Liabilities — 1.2%		534,079
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(6,537,174)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (48.8)%		(21,992,568)

Net Assets Applicable to Common Shares — 100.0%		$45,113,189

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $370,682. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	43

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

(h)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	147,313	77,947	225,260	$225,328	$2,747	$117	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(12)	December 2017	$1,524	$(3,653)
5-Year U.S. Treasury Note	(11)	December 2017	1,304	(2,887)
Long U.S. Treasury Bond	(10)	December 2017	1,561	(10,696)
Ultra Long U.S. Treasury Bond	(6)	December 2017	1,014	(6,382)
Total				$(23,618)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$23,618	—	$23,618

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$122,140	—	$122,140

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(25,557)	—	$(25,557)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,456,645

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$72,883,524	—	$72,883,524
Short-Term Securities	$225,328	—	—	225,328

Total	$225,328	$72,883,524	—	$73,108,852

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(23,618)	—	—	$(23,618)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(6,521,464)	—	$(6,521,464)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

Total	—	$(28,621,464)	—	$(28,621,464)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	45

Schedule of Investments August 31, 2017	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 119.6%
County/City/Special District/School District — 15.2%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	$205	$231,831
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/30	1,000	1,163,360
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	200	225,450
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	440	517,330
Refunding, Series E, 5.50%, 8/01/25	830	1,026,835
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (a)	1,000	218,370
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,100	1,273,657
5.00%, 11/15/45	1,250	1,440,413
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	1,000	452,160
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	160,629
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (c):
5.00%, 9/01/35	60	72,568
5.00%, 9/01/36	50	60,327
5.00%, 9/01/37	60	72,217
5.00%, 9/01/38	90	108,065
5.00%, 9/01/39	70	83,847
County of Nassau New York, GO, Refunding Series B, 5.00%, 4/01/32	420	497,960
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	240	278,736
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	600	695,340
5.75%, 2/15/47	400	460,232
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	465	545,245
Fiscal 2017, 5.00%, 2/15/42	875	1,029,166
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,136,070
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,395,675
4 World Trade Center Project, 5.75%, 11/15/51	545	634,445
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,100	1,186,559

		14,966,487
Education — 36.3%
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,250
Ethical Culture Fieldston School Project, 5.00%, 6/01/33	300	348,402
Ethical Culture Fieldston School Project, 5.00%, 6/01/35	350	403,560

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Build NYC Resource Corp., Refunding RB (continued):
Manhattan College Project, 5.00%, 8/01/35	$260	$304,798
Manhattan College Project, 5.00%, 8/01/47	200	230,120
New York Law School Project, 5.00%, 7/01/41	130	144,579
Packer Collegiate Institute Project, 5.00%, 6/01/40	690	783,233
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	198,989
4.00%, 12/01/34	130	138,934
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	440	511,993
American Museum of Natural History, Series A, 5.00%, 7/01/41	500	565,970
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	700	732,193
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	468,462
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	1,645	1,808,250
Series B, 4.00%, 8/01/35	230	242,609
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	200	227,810
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	750	902,865
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	195	229,993
4.00%, 7/01/46	375	395,910
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,500	1,659,285
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/21 (b)	500	575,025
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	400	457,220
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	180	192,150
5.00%, 7/01/42	115	122,183
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	564,335
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	279,360
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,102,290
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,137,260
5.00%, 7/01/44	500	566,635

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	$1,000	$1,224,690
Columbia University, Series A-2, 5.00%, 10/01/46	250	342,960
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	340,944
Fordham University, Series A, 5.00%, 7/01/28	500	572,180
New School (AGM), 5.50%, 7/01/20 (b)	350	393,676
New York University, Series B, 5.00%, 7/01/37	500	570,500
New York University, Series C, 5.00%, 7/01/18 (b)	1,000	1,035,400
Rochester Institute of Technology, 5.00%, 7/01/40	550	602,871
Series B, 5.75%, 3/15/19 (b)	600	644,946
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	658,380
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,000	1,118,990
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	200	231,206
Barnard College, Series A, 5.00%, 7/01/43	2,960	3,379,313
Cornell University, Series A, 5.00%, 7/01/40	250	276,087
Fordham University, 5.00%, 7/01/44	640	727,418
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,380	1,572,386
New York University, Series A, 5.00%, 7/01/37	745	850,045
Pratt Institute, Series A, 5.00%, 7/01/44	500	556,450
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,500	1,789,455
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	600	711,204
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	508,122
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	375	440,190
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	545	641,367
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	310	353,109
Adelphi University Project, 5.00%, 10/01/35	310	352,045
Hofstra University Project, 5.00%, 7/01/47	100	115,870

		35,590,467
Health — 11.3%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic System Obligation, 5.25%, 7/01/35	500	562,755
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	552,345
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	205,286
5.00%, 12/01/46	320	360,326
Series A, 5.00%, 12/01/37	850	934,575
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	817,851

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	$150	$166,643
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	977,045
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	500	584,435
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,202
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,202
Mental Health Services (AGM), 5.00%, 2/15/22	80	83,244
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (b)	5	5,202
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	250	284,680
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	529,920
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 5/01/32	750	831,390
5.25%, 5/01/34	1,840	2,053,127
5.00%, 5/01/41	750	821,902
5.00%, 5/01/43	1,140	1,291,734

		11,072,864
Housing — 3.9%
City of New York New York Housing Development Corp., RB, M/F Housing, Series B1:
Fund Grant Program, New York City Housing Authority Program, 5.25%, 7/01/32	915	1,034,316
Fund Grant Program, New York City Housing Authority Program, 5.00%, 7/01/33	400	443,180
5.25%, 7/01/30	750	868,118
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	525,200
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	445	513,530
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	330	344,398
Affordable M/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	110	115,083

		3,843,825
State — 15.8%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,061,380
City of New York New York Transitional Finance Authority, Refunding BARB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	250	298,813
Series S-2, 5.00%, 7/15/35	250	298,813
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series B-1, 5.00%, 11/01/35	425	499,554
Sub-Series F-1, 5.00%, 5/01/38	705	836,186
Sub-Series F-1, 5.00%, 5/01/39	875	1,035,379

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	$590	$706,785
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19 (b)	540	589,010
Sub-Series B-1, 5.00%, 11/15/31	750	885,952
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	750	906,397
State of New York Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	1,000	1,144,970
5.00%, 3/15/42	1,400	1,573,586
Sales Tax, Series A, 5.00%, 3/15/37	150	179,538
Sales Tax, Series A, 5.00%, 3/15/42	440	520,133
Sales Tax, Series A, 5.00%, 3/15/43	1,830	2,159,931
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	1,000	1,045,990
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	500	587,210
5.00%, 3/15/32	1,000	1,171,420

		15,501,047
Tobacco — 1.2%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 6/01/51	270	277,962
Series B, 5.00%, 6/01/45	300	316,617
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	290	323,571
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	295	295,410

		1,213,560
Transportation — 22.2%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	265	310,919
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	665,172
Series A-1, 5.25%, 11/15/34	270	321,135
Series C, 6.50%, 11/15/28	145	155,038
Series D, 5.25%, 11/15/41	2,000	2,288,820
Series E, 5.00%, 11/15/38	650	755,833
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	551,055
Series D, 5.25%, 11/15/31	750	900,285
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	1,345	1,522,029
5.00%, 11/15/51	115	126,693
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	245	285,156
Consolidated, 189th Series, 5.00%, 5/01/45	860	988,415
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	490	573,452

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 4/01/32	$250	$288,375
Series H (AGM), 5.00%, 1/01/37	4,000	4,052,760
Series I, 5.00%, 1/01/37	1,325	1,505,703
Series I, 5.00%, 1/01/42	425	477,097
Series K, 5.00%, 1/01/32	750	881,482
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	327,328
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	635	405,467
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,155,220
General, Series A, 5.25%, 11/15/45	370	435,509
General, Series C, 5.00%, 11/15/18 (b)	615	646,420
General, Series C, 5.00%, 11/15/38	385	403,253
Sub-Series A, 5.00%, 11/15/29	1,485	1,717,002

		21,739,618
Utilities — 13.7%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,133,730
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,168,970
Series DD, 5.00%, 6/15/32	1,100	1,135,871
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	556,895
Series C (CIFG), 5.25%, 9/01/29	1,000	1,245,150
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 9/01/41	110	128,373
Electric System, Series B, 5.00%, 9/01/46	495	572,581
Electric Systems, Series A (AGC), 5.75%, 4/01/39	1,690	1,810,159
General, Electric Systems, Series A (AGC), 6.00%, 5/01/19 (b)	2,000	2,168,680
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	635	744,410
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,128,590
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	150	154,526
Series E, 5.00%, 12/15/41	1,000	1,164,860
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	250	283,863

		13,396,658
Total Municipal Bonds in New York		117,324,526

Puerto Rico — 0.9%
Housing — 0.9%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	855	892,457
Total Municipal Bonds — 120.5%		118,216,983

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York — 39.6%
County/City/Special District/School District — 15.0%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	$1,790	$1,960,730
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	1,000	1,219,160
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (b)(e)	64	68,110
Sub-Series C-3 (AGC), 5.75%, 8/15/28	936	1,002,809
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,162,180
Sub-Series I-1, 5.00%, 3/01/36	250	286,797
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	594,645
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,800	2,079,868
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,979,461
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,382,363

		14,736,123
Education — 2.3%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/35	1,999	2,253,651
State — 6.7%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,803,729
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,196,445
4.00%, 10/15/32	1,500	1,686,540
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	750	836,618

		6,523,332
Transportation — 3.0%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	735	857,951
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	915,976

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	$1,000	$1,167,200

		2,941,127
Utilities — 12.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	114	118,425
5.75%, 6/15/40	381	396,067
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,552,659
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,260,293
Series FF-2, 5.50%, 6/15/40	405	437,837
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	691	735,969
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,331,971
Restructuring, 5.00%, 12/15/36	1,006	1,198,182
Restructuring, Series B, 4.00%, 12/15/35	280	307,381

		12,338,784
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.6%		38,793,017
Total Long-Term Investments (Cost — $146,166,964) — 160.1%		157,010,000

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (f)(g)	1,143,510	1,143,853
Total Short-Term Securities (Cost — $1,143,903) — 1.2%		1,143,853
Total Investments (Cost — $147,310,867) — 161.3%		158,153,853
Other Assets Less Liabilities — 1.0%		955,432
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.1)%		(20,649,605)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (41.2)%		(40,383,889)

Net Assets Applicable to Common Shares — 100.0%		$98,075,791

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $1,482,731. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

(g)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,095,574	47,936	1,143,510	$1,143,853	$4,787	$251	$(50)
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(26)	December 2017	$3,081	$(7,199)
10-Year U.S. Treasury Note	(33)	December 2017	4,190	(9,708)
Long U.S. Treasury Bond	(26)	December 2017	4,058	(25,470)
Ultra Long U.S. Treasury Bond	(7)	December 2017	1,183	(7,654)
Total				$(50,031)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$50,031	—	$50,031

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$232,693	—	$232,693

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(61,974)	—	$(61,974)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,953,187

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$157,010,000	—	$157,010,000
Short-Term Securities	$1,143,853	—	—	1,143,853

Total	$1,143,853	$157,010,000	—	$158,153,853

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(50,031)	—	—	$(50,031)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(20,604,151)	—	$(20,604,151)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

Total	—	$(61,104,151)	—	$(61,104,151)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	51

Schedule of Investments August 31, 2017	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 141.3%
Corporate — 3.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$140	$150,751
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 7/01/22	350	389,371
5.00%, 7/01/28	330	353,183
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	207,582
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	500	615,530
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	500	639,095
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	625	626,275

		2,981,787
County/City/Special District/School District — 33.2%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	510	576,749
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/30	1,700	2,040,102
Series E, 5.00%, 8/01/30	500	581,680
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	518,565
Series G-1, 6.25%, 12/15/31	5	5,344
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	811,268
Sub-Series G-1, 6.25%, 12/15/18 (b)	245	262,221
Sub-Series I-1, 5.38%, 4/01/36	135	144,227
Refunding, Series E, 5.50%, 8/01/25	1,280	1,583,552
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	1,000	218,370
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,250	1,447,337
5.00%, 11/15/45	2,340	2,696,452
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/35 (c)	500	270,190
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,750	696,745
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	500	175,975
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	107,086
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	507,930
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	400	406,344
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	400	401,164
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	503,040
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	533,810

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Erie Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (d):
5.00%, 9/01/35	$45	$54,426
5.00%, 9/01/36	40	48,262
5.00%, 9/01/37	45	54,163
5.00%, 9/01/38	70	84,050
5.00%, 9/01/39	55	65,880
County of Nassau New York, GO, Refunding Series B, 5.00%, 4/01/32	335	397,183
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	120	139,368
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	935	1,083,571
5.75%, 2/15/47	615	707,607
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	565	662,502
Fiscal 2017, 5.00%, 2/15/42	700	823,333
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,545,474
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	540,670
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	200	221,942
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,136,070
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,395,675
4 World Trade Center Project, 5.75%, 11/15/51	670	779,960
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,000	1,125,380
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	753,963

		26,107,630
Education — 26.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	275	288,475
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,250
Manhattan College Project, 5.00%, 8/01/35	215	252,045
New York Law School Project, 5.00%, 7/01/41	265	294,720
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	525,800
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	440	511,993
Carnegie Hall, 4.75%, 12/01/39	700	748,692
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	1,000	1,099,240
Series B, 4.00%, 8/01/35	190	200,416

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	$500	$544,625
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	312,390
The Charter School for Applied Technologies Project, 5.00%, 6/01/35	100	108,338
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	125	135,903
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	165	194,609
4.00%, 7/01/46	310	327,286
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/21 (b)	1,000	1,150,050
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	274,332
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	350	382,539
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	150	173,142
5.38%, 9/01/41	650	737,678
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	502,848
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 9/01/44	400	465,536
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	568,240
Fordham University, Series A, 5.50%, 7/01/36	150	172,359
Sales Tax, Series A, 5.00%, 3/15/42	350	413,742
Series B, 5.75%, 3/15/19 (b)	300	322,473
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (b)	250	268,925
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	670	749,723
Touro College & University System, Series A, 5.25%, 1/01/34	1,200	1,320,468
University of Rochester, Series A, 5.13%, 7/01/19 (b)	215	231,437
University of Rochester, Series A, 5.13%, 7/01/39	35	37,480
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	150	173,405
Brooklyn Law School, 5.75%, 7/01/33	250	267,185
Fordham University, 5.00%, 7/01/44	640	727,418
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	685	780,496
New York University, Series A, 5.00%, 7/01/37	600	684,600
Skidmore College, Series A, 5.25%, 7/01/29	200	230,824
Skidmore College, Series A, 5.25%, 7/01/31	300	342,294
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,220	1,455,423
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	700	829,738
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	310	363,890

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Teachers College, 5.50%, 3/01/19 (b)	$650	$694,648
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	210	238,482
Hofstra University Project, 4.00%, 7/01/37	220	233,594
Hofstra University Project, 5.00%, 7/01/47	100	115,870

		20,739,621
Health — 14.7%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	195	180,102
4.00%, 7/01/41	250	260,383
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	331,791
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	230	230,246
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	205,286
5.00%, 12/01/46	320	360,326
Series A, 5.00%, 12/01/32	180	199,852
Series A, 5.00%, 12/01/37	250	274,875
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,425	1,607,500
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/17 (b)	350	353,944
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	166,643
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	977,045
Series B, 6.00%, 11/01/20 (b)	130	150,224
Series B, 6.00%, 11/01/30	20	22,208
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	546,090
State of New York Dormitory Authority, RB, Series A:
General Purpose, 5.00%, 2/15/42	250	292,217
Healthcare, 5.00%, 3/15/19 (b)	500	531,735
New York State Association for Retarded Children, Inc., 6.00%, 7/01/19 (b)	250	273,080
New York University Hospitals Center, 5.75%, 7/01/20 (b)	425	480,994
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	135,582
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	552,770
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,108,520
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	821,902
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	860	974,466
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	529,635

		11,567,416

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	53

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 5.1%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	$915	$1,034,316
5.00%, 7/01/33	400	443,180
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	525,200
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	265	305,810
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	660	688,796
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	985	992,151

		3,989,453
State — 11.8%
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	205	245,026
Series S-2, 5.00%, 7/15/35	205	245,026
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	934,577
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	340	399,643
Series A-2, 5.00%, 8/01/39	355	421,534
Sub-Series F-1, 5.00%, 5/01/38	580	687,926
Sub-Series F-1, 5.00%, 5/01/39	720	851,969
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	885,953
State of New York, GO, Series A, 5.00%, 2/15/39	500	529,455
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/37	1,070	1,225,118
Series B, 5.00%, 3/15/42	1,000	1,123,990
Series C, 5.00%, 3/15/34	1,000	1,125,420
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	500	587,210

		9,262,847
Tobacco — 3.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	400	411,348
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	750	702,982
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	600	617,694
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	250	251,763
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	230	256,625
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 6/01/42	295	295,410
5.13%, 6/01/51	355	353,669

		2,889,491

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation — 26.4%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	$215	$252,255
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/34	270	321,135
Series C, 6.50%, 11/15/28	145	155,038
Series E, 5.00%, 11/15/38	1,000	1,162,820
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	551,055
Green Bonds, Series A-1, 5.25%, 11/15/56	250	293,195
Series F, 5.00%, 11/15/30	1,500	1,752,510
Series F, 5.00%, 11/15/35	500	588,140
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,120	1,267,414
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	569,325
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	1,320	1,453,676
5.25%, 1/01/50	1,480	1,645,731
(AGM), 4.00%, 7/01/41	300	311,439
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 8/01/31	920	982,827
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,118,850
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
177th Series, AMT, 4.00%, 1/15/43	480	495,206
178th Series, AMT, 5.00%, 12/01/43	430	475,563
189th Series, 5.00%, 5/01/45	800	919,456
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	725	848,475
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/37	1,530	1,738,662
Series I, 5.00%, 1/01/42	1,030	1,156,257
Series J, 5.00%, 1/01/41	1,000	1,126,210
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	280,567
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	505	316,640
General, Series A, 5.25%, 11/15/45	370	435,509
General, Series A, 5.00%, 11/15/50	500	573,505

		20,791,460
Utilities — 16.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	245	294,897
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,500	1,753,455
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	270	315,870
Long Island Power Authority, RB, Electric Systems:
CAB, Series A (AGM), 0.00%, 6/01/28 (c)	3,515	2,666,936
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,245,150

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Long Island Power Authority, Refunding RB, Electric Systems:
Series A, 5.50%, 4/01/19 (b)	$500	$536,155
Series B, 5.00%, 9/01/41	75	87,527
Series B, 5.00%, 9/01/46	410	474,259
State of New York Environmental Facilities Corp., Refunding RB, New York City Municipal Water:
Revolving Funds, Series B, 5.00%, 6/15/36	350	397,985
State Clean Water & Drinking Water Revolving Finance Authority Projects, Series A, 5.00%, 6/15/37	1,500	1,549,035
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	350	360,560
Series E, 5.00%, 12/15/41	2,690	3,133,473

		12,815,302
Total Municipal Bonds in New York		111,145,007

Multi-State — 2.7%
Housing — 2.7%
Centerline Equity Issuer Trust (a)(e):
Series A-4-2, 6.00%, 10/31/19	1,000	1,068,520
Series B-3-2, 6.30%, 10/31/19	1,000	1,073,440
Total Municipal Bonds in Multi-State		2,141,960

Puerto Rico — 2.5%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,043,810
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	900	905,535
Total Municipal Bonds in Puerto Rico		1,949,345
Total Municipal Bonds — 146.5%		115,236,312

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 18.0%
County/City/Special District/School District — 4.4%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	500	573,595
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	594,645
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,271,538

		3,439,778
Education — 0.7%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	510	591,939

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (continued)
State — 4.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	$1,300	$1,374,529
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	308,175
4.00%, 10/15/32	350	393,526
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,115,490

		3,191,720
Transportation — 3.3%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,142,010
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	735	857,951
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	583,600

		2,583,561
Utilities — 5.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	55	57,418
5.75%, 6/15/40	185	192,033
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	1,500	1,702,680
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,130,146
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	992	1,055,955
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series B, 4.00%, 12/15/35	190	208,580

		4,346,812
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.0%		14,153,810
Total Long-Term Investments (Cost — $119,090,693) — 164.5%		129,390,122

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (g)(h)	604,604	604,786
Total Short-Term Securities (Cost — $604,786) — 0.8%		604,786
Total Investments (Cost — $119,695,479) — 165.3%		129,994,908
Other Assets Less Liabilities — 1.0%		769,631
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.0)%		(7,834,171)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (56.3)%		(44,289,409)

Net Assets Applicable to Common Shares — 100.0%		$78,640,959

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	55

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,513,916	(2,909,312)	604,604	$604,786	$5,359	$303	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(19)	December 2017	$2,252	$(4,705)
10-Year U.S. Treasury Note	(27)	December 2017	3,429	(7,882)
Long U.S. Treasury Bond	(19)	December 2017	2,966	(18,485)
Ultra Long U.S. Treasury Bond	(8)	December 2017	1,353	(8,925)
Total				$(39,997)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$39,997	—	$39,997

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$191,465	—	$191,465

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(48,467)	—	$(48,467)

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,816,855

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$129,390,122	—	$129,390,122
Short-Term Securities	$604,786	—	—	604,786

Total	$604,786	$129,390,122	—	$129,994,908

Derivative Financial Instruments
Liabilities:
Interest rate contracts	$(39,997)	—	—	$(39,997)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(7,816,903)	—	$(7,816,903)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

Total	—	$(52,216,903)	—	$(52,216,903)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	57

Schedule of Investments August 31, 2017	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 122.1%
Corporate — 2.0%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$502,155
County/City/Special District/School District — 25.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 3/01/36	250	252,253
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	261,083
City of Portsmouth Virginia, GO, Refunding Series D:
5.00%, 7/15/20 (b)	485	540,508
5.00%, 7/15/34	15	16,513
City of Suffolk Virginia, GO, Refunding, 5.00%, 6/01/21 (b)	1,000	1,146,050
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 4/01/20 (b)	1,000	1,103,640
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,604,145
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	506,830
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 3/01/35 (a)	245	251,595
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	275,402
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	360	385,542

		6,343,561
Education — 22.1%
City of Norfolk Virginia, GO, Refunding:
5.00%, 8/01/23 (b)	465	563,901
5.00%, 8/01/38	35	40,513
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/20 (b)	355	393,862
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	100	104,743
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,085,400
Marymount University Project, Series A, 5.00%, 7/01/45 (a)	400	418,972
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	608,980
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,278,080
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	550,360
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	524,515

		5,569,326
Health — 35.3%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,182,430
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/17 (b)	1,000	1,003,590
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	526,250
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 5/15/44	1,000	1,133,610
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health, 5.50%, 5/15/35	650	695,546

Municipal Bonds	Par (000)	Value
Virginia (continued)
Health (continued)
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	$500	$518,410
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	155,421
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	885,892
Carilion Health System (AGM), 5.00%, 7/01/20 (b)	5	5,562
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	528,630
Winchester EDA, Refunding RB, Valley Health System Obligation:
5.00%, 1/01/44	1,000	1,123,710
Series A, 5.00%, 1/01/44	400	442,896
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/19 (b)	650	691,054

		8,893,001
Housing — 8.5%
Virginia HDA, RB, M/F Housing, Rental Housing:
Series A, 5.25%, 5/01/41	750	803,160
Series B, 5.63%, 6/01/39	1,000	1,058,920
Series F, 5.25%, 10/01/38	250	272,270

		2,134,350
State — 7.6%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/18 (b)	1,000	1,042,020
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B (b):
5.25%, 8/01/18	400	416,308
4.00%, 8/01/21	405	449,623

		1,907,951
Tobacco — 3.0%
Tobacco Settlement Financing Corp., Refunding RB, Senior:
Convertible, Series B2, 5.20%, 6/01/46	500	483,880
Series B-1, 5.00%, 6/01/47	300	286,620

		770,500
Transportation — 18.1%
Capital Region Airport Commission, Refunding RB, Series A, 4.00%, 7/01/38	500	536,520
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 7/15/22	500	556,435
Virginia Port Authority, RB, 5.00%, 7/01/36	500	549,385
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18 (b)	1,155	1,211,526
5.00%, 11/01/33	740	774,958
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	820	932,643

		4,561,467
Utilities — 0.4%
Virginia Resources Authority, RB, 5.00%, 11/01/18 (b)	105	110,139
Total Municipal Bonds in Virginia		30,792,450

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Municipal Bonds	Par (000)	Value
District of Columbia — 7.5%
Transportation — 7.5%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	$290	$310,013
5.25%, 10/01/44	460	493,327
Metropolitan Washington DC Airports Authority, Refunding RB, Series B, 5.00%, 10/01/29	1,000	1,078,700
Total Municipal Bonds in District of Columbia		1,882,040

Puerto Rico — 1.3%
Tobacco — 1.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	335	337,060
Total Municipal Bonds — 130.9%		33,011,550

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Virginia — 31.5%
Education — 12.3%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (b)	2,999	3,094,244

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Virginia (continued)
Health — 13.6%
County of Fairfax Virginia EDA, RB, Metrorail Parking System, 5.00%, 4/01/47 (e)	$2,000	$2,346,880
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,079,824

		3,426,704
Transportation — 5.6%
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,261	1,423,342
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.5%		7,944,290
Total Investments (Cost — $37,974,787) — 162.4%		40,955,840
Other Assets Less Liabilities — 0.6%		167,319
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.3)%		(4,371,696)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (45.7)%		(11,535,937)

Net Assets Applicable to Common Shares — 100.0%		$25,215,526

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	215,116	(215,116)	—	—	$1,143	$410	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	59

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(4)	December 2017	$474	$(909)
10-Year U.S. Treasury Note	(5)	December 2017	635	(735)
Long U.S. Treasury Bond	(4)	December 2017	624	(3,276)
Ultra Long U.S. Treasury Bond	(1)	December 2017	169	(1,272)
Total				$(6,192)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$6,192	—	$6,192

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$25,574	—	$25,574

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(8,216)	—	$(8,216)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,190,063

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$40,955,840	—	$40,955,840

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(6,192)	—	—	$(6,192)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(4,360,368)	—	$(4,360,368)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

Total	—	$(15,960,368)	—	$(15,960,368)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	61

Statements of Assets and Liabilities

August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$49,761,552	$52,729,736	$770,305,607	$62,345,692
Investments at value — affiliated[2]	—	844,362	3,259,997	—
Cash pledged for futures contracts	55,350	53,050	768,850	60,900
Receivables:
Interest — unaffiliated	491,050	636,303	8,257,032	718,345
Dividends — affiliated	1	447	2,030	47
Investments sold	—	—	440,588	—
Prepaid expenses	12,587	24,140	29,464	17,029

Total assets	50,320,540	54,288,038	783,063,568	63,142,013

Accrued Liabilities
Bank overdraft	155,520	23,917	313,660	1,306,844
Payables:
Income dividends — Common Shares	98,648	125,569	1,805,657	143,167
Investment advisory fees	25,448	22,415	332,452	33,722
Officer’s and Trustees’ fees	11,906	644	246,863	11,110
Variation margin on futures contracts	8,500	8,133	117,868	9,016
Interest expense and fees	3,010	6,337	163,101	13,484
Investments purchased	—	1,082,088	1,851,283	—
Other accrued expenses	55,545	58,272	176,012	65,071

Total accrued liabilities	358,577	1,327,375	5,006,896	1,582,414

Other Liabilities
TOB Trust Certificates	2,134,375	1,420,858	70,007,186	6,115,531
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	15,934,328	18,424,441	243,231,842	18,626,502

Total other liabilities	18,068,703	19,845,299	313,239,028	24,742,033

Total liabilities	18,427,280	21,172,674	318,245,924	26,324,447

Net Assets Applicable to Common Shareholders	$31,893,260	$33,115,364	$464,817,644	$36,817,566

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,493,729	$29,312,688	$437,198,641	$33,004,414
Undistributed net investment income	259,700	192,642	1,905,446	375,383
Accumulated net realized loss	(19,246)	(448,351)	(22,972,044)	(674,874)
Net unrealized appreciation (depreciation)	2,159,077	4,058,385	48,685,601	4,112,643

Net Assets Applicable to Common Shareholders	$31,893,260	$33,115,364	$464,817,644	$36,817,566

Net asset value per Common Share	$15.32	$13.98	$14.93	$15.82

[1] Investments at cost — unaffiliated	$47,590,122	$48,658,843	$721,385,649	$58,217,779
[2] Investments at cost — affiliated	—	$844,401	$3,260,047	—
[3] Preferred Shares outstanding:
Par value $0.001 per share	160	—	—	187
Par value $0.01 per share	—	185	—	—
Par value $0.10 per share	—	—	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par Value per Common Shares	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,081,183	2,369,223	31,132,023	2,327,921
[7] Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2017

Statements of Assets and Liabilities

August 31, 2017	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$72,883,524	$157,010,000	$129,390,122	$40,955,840
Investments at value — affiliated[2]	225,328	1,143,853	604,786	—
Cash pledged for futures contracts	74,350	160,300	131,400	24,950
Receivables:
Interest — unaffiliated	759,383	1,712,179	1,368,636	576,994
Dividends — affiliated	173	580	376	7
Investments sold	142,369	—	41,944	—
Prepaid expenses	57,297	59,128	64,046	16,799

Total assets	74,142,424	160,086,040	131,601,310	41,574,590

Accrued Liabilities
Bank overdraft	29,018	50,934	58,110	277,536
Payables:
Income dividends — Common Shares	165,206	339,022	305,284	100,850
Investment advisory fees	34,344	74,124	60,939	18,164
Officer’s and Trustees’ fees	11,888	11,258	13,549	8,867
Variation margin on futures contracts	11,711	24,125	20,289	3,641
Interest expense and fees	15,710	45,454	17,268	11,328
Investments purchased	179,138	394,152	304,562	—
Other accrued expenses	68,188	83,140	74,038	42,373

Total accrued liabilities	515,203	1,022,209	854,039	462,759

Other Liabilities
TOB Trust Certificates	6,521,464	20,604,151	7,816,903	4,360,368
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	21,992,568	40,383,889	44,289,409	11,535,937

Total other liabilities	28,514,032	60,988,040	52,106,312	15,896,305

Total liabilities	29,029,235	62,010,249	52,960,351	16,359,064

Net Assets Applicable to Common Shareholders	$45,113,189	$98,075,791	$78,640,959	$25,215,526

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,699,290	$90,805,577	$70,245,272	$22,845,268
Undistributed net investment income	420,001	212,962	722,849	246,316
Accumulated net realized loss	(1,308,083)	(3,735,703)	(2,586,594)	(850,919)
Net unrealized appreciation (depreciation)	6,301,981	10,792,955	10,259,432	2,974,861

Net Assets Applicable to Common Shareholders	$45,113,189	$98,075,791	$78,640,959	$25,215,526

Net asset value per Common Share	$16.11	$15.04	$15.71	$15.75

[1] Investments at cost — unaffiliated	$66,557,925	$146,166,964	$119,090,693	$37,974,787
[2] Investments at cost — affiliated	$225,328	$1,143,903	$604,786	—
[3] Preferred Shares outstanding:
Par value $0.001 per share	221	405	444	116
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Shares	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	5,004,649	1,600,799
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	63

Statements of Operations

Year Ended August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest — unaffiliated	$1,936,023	$2,167,084	$30,725,563	$2,639,559
Dividends — affiliated	2,484	2,049	23,725	1,434

Total investment income	1,938,507	2,169,133	30,749,288	2,640,993

Expenses
Investment advisory	321,011	263,448	4,274,461	389,188
Liquidity fees	120,838	—	24,809	—
Professional	41,144	41,277	114,475	46,112
Remarketing fees on Preferred Shares	16,127	—	24,360	—
Transfer agent	12,296	17,046	34,665	16,116
Accounting services	10,741	11,161	110,553	12,786
Printing	6,303	6,205	13,111	6,364
Officer and Trustees	4,383	3,485	70,322	4,787
Custodian	3,790	4,294	34,393	4,378
Registration	1,044	1,187	12,410	1,167
Rating agency	28,038	28,045	39,754	28,045
Miscellaneous	8,684	10,484	31,594	9,490

Total expenses excluding interest expense, fees and amortization of offering costs	574,399	386,632	4,784,907	518,433
Interest expense, fees and amortization of offering costs[1]	168,465	324,532	5,013,273	380,816

Total expenses	742,864	711,164	9,798,180	899,249
Less fees waived by the Manager	(25,084)	(328)	(392,801)	(230)

Total expenses after fees waived	717,780	710,836	9,405,379	899,019

Net investment income	1,220,727	1,458,297	21,343,909	1,741,974

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	48,890	(79,923)	1,150,443	165,327
Investments — affiliated	307	52	1,194	64
Futures contracts	43,726	64,318	1,060,641	85,066
Capital gain distributions from investment companies — affiliated	1,580	204	4,540	44

	94,503	(15,349)	2,216,818	250,501

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,455,209)	(1,604,332)	(25,084,449)	(2,293,512)
Investments — affiliated	—	(39)	(50)	—
Futures contracts	(15,041)	(15,983)	(285,161)	(20,741)

	(1,470,250)	(1,620,354)	(25,369,660)	(2,314,253)

Net realized and unrealized loss	(1,375,747)	(1,635,703)	(23,152,842)	(2,063,752)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(155,020)	$(177,406)	$(1,808,933)	$(321,778)

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2017

Statements of Operations

Year Ended August 31, 2017	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest — unaffiliated	$2,887,765	$6,137,010	$5,284,772	$1,812,040
Dividends — affiliated	2,747	4,787	5,359	1,143

Total investment income	2,890,512	6,141,797	5,290,131	1,813,183

Expenses
Investment advisory	475,314	873,296	715,112	266,392
Liquidity fees	—	—	—	87,205
Professional	46,899	54,604	49,055	29,146
Remarketing fees on Preferred Shares	—	—	—	11,693
Transfer agent	15,951	19,784	17,086	11,241
Accounting services	14,902	32,005	17,399	3,749
Printing	6,625	7,411	7,085	6,224
Officer and Trustees	5,712	11,147	9,337	3,451
Custodian	5,276	8,715	8,010	2,863
Registration	9,724	9,723	2,508	802
Rating agency	37,065	37,114	37,124	28,026
Miscellaneous	10,270	12,628	12,054	8,462

Total expenses excluding interest expense, fees and amortization of offering costs	627,738	1,066,427	874,770	459,254
Interest expense, fees and amortization of offering costs[1]	459,699	967,489	843,159	160,740

Total expenses	1,087,437	2,033,916	1,717,929	619,994
Less fees waived by the Manager	(73,574)	(760)	(835)	(53,464)

Total expenses after fees waived	1,013,863	2,033,156	1,717,094	566,530

Net investment income	1,876,649	4,108,641	3,573,037	1,246,653

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	163,072	301,738	13,099	62,133
Investments — affiliated	117	251	244	169
Futures contracts	122,140	232,693	191,465	25,574
Capital gain distributions from investment companies — affiliated	—	—	59	241

	285,329	534,682	204,867	88,117

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,622,158)	(5,725,793)	(4,233,239)	(1,418,385)
Investments — affiliated	—	(50)	—	—
Futures contracts	(25,557)	(61,974)	(48,467)	(8,216)

	(2,647,715)	(5,787,817)	(4,281,706)	(1,426,601)

Net realized and unrealized loss	(2,362,386)	(5,253,135)	(4,076,839)	(1,338,484)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(485,737)	$(1,144,494)	$(503,802)	$(91,831)

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	65

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$1,220,727	$1,277,319	$1,458,297	$1,530,109
Net realized gain (loss)	94,503	199,283	(15,349)	128,133
Net change in unrealized appreciation (depreciation)	(1,470,250)	1,897,243	(1,620,354)	1,843,421

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(155,020)	3,373,845	(177,406)	3,501,663

Distributions to Common Shareholders[1]
From net investment income	(1,183,544)	(1,285,740)	(1,506,359)	(1,615,491)

Capital Share Transactions
Reinvestment of common distributions	30,246	40,337	26,673	21,857

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,308,318)	2,128,442	(1,657,092)	1,908,029
Beginning of year	33,201,578	31,073,136	34,772,456	32,864,427

End of year	$31,893,260	$33,201,578	$33,115,364	$34,772,456

Undistributed net investment income, end of year	$259,700	$219,480	$192,642	$237,368

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$21,343,909	$23,311,744	$1,741,974	$1,894,949
Net realized gain (loss)	2,216,818	838,227	250,501	(40,936)
Net change in unrealized appreciation (depreciation)	(25,369,660)	27,178,343	(2,314,253)	2,639,975

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,808,933)	51,328,314	(321,778)	4,493,988

Distributions to Common Shareholders[1]
From net investment income	(21,691,673)	(24,209,766)	(1,839,286)	(1,939,459)

Capital Share Transactions
Reinvestment of common distributions	—	40,290	20,051	27,665

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(23,500,606)	27,158,838	(2,141,013)	2,582,194
Beginning of year	488,318,250	461,159,412	38,958,579	36,376,385

End of year	$464,817,644	$488,318,250	$36,817,566	$38,958,579

Undistributed net investment income, end of year	$1,905,446	$2,407,859	$375,383	$469,731

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	67

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$1,876,649	$1,976,664	$4,108,641	$4,409,079
Net realized gain	285,329	37,953	534,682	290,842
Net change in unrealized appreciation (depreciation)	(2,647,715)	3,513,820	(5,787,817)	6,449,351

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(485,737)	5,528,437	(1,144,494)	11,149,272

Distributions to Common Shareholders[1]
From net investment income	(1,982,474)	(2,058,077)	(4,075,779)	(4,439,889)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,468,211)	3,470,360	(5,220,273)	6,709,383
Beginning of year	47,581,400	44,111,040	103,296,064	96,586,681

End of year	$45,113,189	$47,581,400	$98,075,791	$103,296,064

Undistributed net investment income, end of year	$420,001	$519,991	$212,962	$262,662

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$3,573,037	$3,890,360	$1,246,653	$1,293,885
Net realized gain	204,867	433,787	88,117	16,462
Net change in unrealized appreciation (depreciation)	(4,281,706)	4,824,903	(1,426,601)	1,048,201

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(503,802)	9,149,050	(91,831)	2,358,548

Distributions to Common Shareholders[1]
From net investment income	(3,813,493)	(4,139,770)	(1,209,228)	(1,299,876)

Capital Share Transactions
Reinvestment of common distributions	31,711	63,278	54,508	67,399

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,285,584)	5,072,558	(1,246,551)	1,126,071
Beginning of year	82,926,543	77,853,985	26,462,077	25,336,006

End of year	$78,640,959	$82,926,543	$25,215,526	$26,462,077

Undistributed net investment income, end of year	$722,849	$956,822	$246,316	$206,304

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	69

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(155,020)	$(177,406)	$(1,808,933)	$(321,778)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	5,646,618	10,514,455	132,600,707	4,261,312
Purchases of long-term investments	(8,202,569)	(10,726,419)	(132,715,711)	(7,057,761)
Net proceeds from sales (purchases) of short-term securities	1,496,358	(718,391)	2,145,414	158,231
Amortization of premium and accretion of discount on investments and other fees	223,687	236,797	3,884,124	44,348
Net realized (gain) loss on investments	(49,197)	79,871	(1,151,637)	(165,391)
Net unrealized loss on investments	1,455,209	1,604,371	25,084,499	2,293,512
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(24,000)	(15,000)	(127,000)	(9,000)
Receivables:
Interest — unaffiliated	(6,097)	(11,623)	25,713	(571)
Dividends — affiliated	244	(391)	(1,419)	60
Prepaid expenses	12,938	(1,057)	21,420	(593)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(26,004)	(23,343)	(368,217)	(34,942)
Interest expense and fees	1,617	4,841	76,086	6,865
Officer’s and Trustees’ fees	855	(190)	26,249	711
Variation margin on futures contracts	7,906	7,477	105,181	8,235
Other accrued expenses	4,012	8,359	1,760	5,628

Net cash provided by (used for) operating activities	386,557	782,351	27,798,236	(811,134)

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	634,375	670,000	8,232,575	1,339,101
Repayments of TOB Trust Certificates	—	—	(11,663,938)	—
Proceeds from Loan for TOB Trust Certificates	—	—	3,928,275	—
Repayments of Loan for TOB Trust Certificates	—	—	(6,932,575)	—
Cash dividends paid to Common Shareholders	(1,153,207)	(1,479,604)	(21,691,673)	(1,837,774)
Increase in bank overdraft	129,239	23,917	313,660	1,306,844
Amortization of deferred offering costs	3,036	3,336	15,440	2,963

Net cash provided by (used for) financing activities	(386,557)	(782,351)	(27,798,236)	811,134

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$163,812	$316,355	$4,921,747	$370,988

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$30,246	$26,673	—	$20,051

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2017

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(485,737)	$(1,144,494)	$(503,802)	$(91,831)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	12,270,483	20,336,058	17,370,818	4,144,079
Purchases of long-term investments	(12,659,454)	(20,115,308)	(20,409,121)	(5,289,095)
Net proceeds from sales (purchases) of short-term securities	(77,898)	(48,078)	2,909,374	215,285
Amortization of premium and accretion of discount on investments and other fees	305,423	878,913	449,092	92,786
Net realized (gain) loss on investments	(163,189)	(301,989)	(13,343)	(62,302)
Net unrealized loss on investments	2,622,158	5,725,843	4,233,239	1,418,385
(Increase) Decrease in Assets:
Cash pledged for futures contracts	—	(23,000)	(16,000)	(10,000)
Receivables:
Interest — unaffiliated	(10,442)	(28,398)	(39,313)	(35,674)
Dividends — affiliated	(111)	(527)	464	51
Prepaid expenses	(1,824)	1,371	(3,383)	(1,075)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(36,080)	(79,420)	(64,369)	(18,769)
Interest expense and fees	8,357	21,568	8,316	6,397
Officer’s and Trustees’ fees	712	251	592	630
Variation margin on futures contracts	9,352	21,594	17,773	3,485
Other accrued expenses	25,871	42,853	46,387	1,331

Net cash provided by (used for) operating activities	1,807,621	5,287,237	3,986,724	373,683

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	161,910	183,507	435,319	1,000,000
Repayments of TOB Trust Certificates	—	(1,408,643)	(339,488)	(499,291)
Proceeds from Loan for TOB Trust Certificates	—	—	—	—
Repayments of Loan for TOB Trust Certificates	(21,910)	(43,507)	(340,319)	—
Cash dividends paid to Common Shareholders	(1,982,474)	(4,075,779)	(3,806,678)	(1,154,513)
Increase in bank overdraft	29,018	50,934	58,110	277,536
Amortization of deferred offering costs	5,835	6,251	6,332	2,585

Net cash provided by (used for) financing activities	(1,807,621)	(5,287,237)	(3,986,724)	(373,683)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$445,507	$939,670	$828,511	$151,758

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	$31,711	$54,508

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	71

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2017	2016		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.97	$14.96		$15.20	$13.33	$15.60

Net investment income[1]	0.59	0.61		0.63	0.70	0.72
Net realized and unrealized gain (loss)	(0.67)	1.02		(0.19)	1.90	(2.23)

Net increase (decrease) from investment operations	(0.08)	1.63		0.44	2.60	(1.51)

Distributions to Common Shareholders from net investment income[2]	(0.57)	(0.62)		(0.68)	(0.73)	(0.76)

Net asset value, end of year	$15.32	$15.97		$14.96	$15.20	$13.33

Market price, end of year	$14.29	$16.06		$14.44	$14.59	$12.66

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.31)%	11.15%		3.07%	20.39%	(10.24)%

Based on market price	(7.53)%	15.80%		3.64%	21.68%	(27.84)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.35%	2.10%		1.96%	2.00%	2.04%

Total expenses after fees waived and paid indirectly	2.27%	2.02%		1.88%	1.92%	2.02%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.75% [5]	1.83%	[5]	1.41% [5]	1.34%	1.41%

Net investment income to Common Shareholders	3.87%	3.98%		4.19%	4.88%	4.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,893	$33,202		$31,073	$31,535	$27,642

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	$16,000		$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$299,333	$307,510		$294,207	$297,091	$272,765

Borrowings outstanding, end of year (000)	$2,134	$1,500		$1,500	$1,500	$1,500

Portfolio turnover rate	12%	11%		18%	15%	11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016 and August 31, 2015, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.31%, 1.39% and 1.33%, respectively.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Year Ended August 31,
	2017	2016		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.69	$13.89		$14.02	$12.34	$14.35

Net investment income[1]	0.62	0.65		0.68	0.69	0.71
Net realized and unrealized gain (loss)	(0.69)	0.83		(0.10)	1.74	(1.97)

Net increase (decrease) from investment operations	(0.07)	1.48		0.58	2.43	(1.26)

Distributions to Common Shareholders from net investment income[2]	(0.64)	(0.68)		(0.71)	(0.75)	(0.75)

Net asset value, end of year	$13.98	$14.69		$13.89	$14.02	$12.34

Market price, end of year	$14.00	$15.32		$13.26	$13.75	$11.91

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.34)%	11.01%		4.25%	20.47%	(9.27)%

Based on market price	(4.30)%	21.27%		1.47%	22.42%	(15.72)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17%	1.77%		1.71%	1.78%	1.77%

Total expenses after fees waived and paid indirectly	2.17%	1.77%		1.71%	1.78%	1.77%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.18%	1.15%	[5]	1.15%	1.16%	1.12%

Net investment income to Common Shareholders	4.44%	4.53%		4.82%	5.22%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$33,115	$34,772		$32,864	$33,139	$29,163

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500		$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$279,002	$287,959		$277,646	$279,130	$257,637

Borrowings outstanding, end of year (000)	$1,421	$751		—	—	$1,840

Portfolio turnover rate	18%	30%		8%	14%	11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017 and August 31, 2016, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.18% and 1.15%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	73

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.69	$14.81	$14.98	$13.14	$15.64

Net investment income[1]	0.69	0.75	0.80	0.83	0.87
Net realized and unrealized gain (loss)	(0.75)	0.91	(0.15)	1.88	(2.45)

Net increase (decrease) from investment operations	(0.06)	1.66	0.65	2.71	(1.58)

Distributions to Common Shareholders from net investment income[2]	(0.70)	(0.78)	(0.82)	(0.87)	(0.92)

Net asset value, end of year	$14.93	$15.69	$14.81	$14.98	$13.14

Market price, end of year	$14.36	$15.04	$13.65	$13.64	$12.65

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.04%	11.63%	4.88%	21.74%	(10.59)%

Based on market price	0.37%	16.10%	6.16%	15.15%	(15.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.13%	1.68%	1.58%	1.66%	1.75%

Total expenses after fees waived and paid indirectly	2.05%	1.62%	1.52%	1.59%	1.67%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4,5]	0.96%	0.95%	0.95%	1.22%	1.36%

Net investment income to Common Shareholders	4.65%	4.91%	5.35%	5.86%	5.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$464,818	$488,318	$461,159	$466,412	$408,935

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$290,812	$300,459	$289,310	$291,466	$267,871

Borrowings outstanding, end of year (000)	$70,007	$76,443	$53,308	$51,890	$64,658

Portfolio turnover rate	17%	13%	19%	16%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%, 0.94%, 0.94%, 0.95% and 0.95%, respectively.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.74	$15.65	$16.29	$14.13	$16.67

Net investment income[1]	0.75	0.81	0.82	0.87	0.88
Net realized and unrealized gain (loss)	(0.88)	1.11	(0.59)	2.18	(2.54)

Net increase (decrease) from investment operations	(0.13)	1.92	0.23	3.05	(1.66)

Distributions to Common Shareholders from net investment income[2]	(0.79)	(0.83)	(0.87)	(0.89)	(0.88)

Net asset value, end of year	$15.82	$16.74	$15.65	$16.29	$14.13

Market price, end of year	$15.04	$17.40	$13.99	$14.68	$13.54

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.45)%	12.80%	1.74%	22.83%	(10.43)%

Based on market price	(8.95)%	31.16%	0.93%	15.51%	(14.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48%	2.07%	1.98%	2.05%	2.10%

Total expenses after fees waived and paid indirectly	2.48%	2.07%	1.98%	2.05%	2.10%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.43%	1.41%	1.39%	1.42%	1.45%

Net investment income to Common Shareholders	4.80%	5.03%	5.07%	5.74%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$36,818	$38,959	$36,376	$37,868	$32,841

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700	$18,700	$18,700	$18,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$296,885	$308,335	$294,526	$302,505	$275,620

Borrowings outstanding, end of year (000)	$6,116	$4,776	$4,520	$4,520	$4,520

Portfolio turnover rate	7%	6%	13%	16%	8%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	75

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.99	$15.75	$15.77	$13.32	$16.53

Net investment income[1]	0.67	0.71	0.74	0.79	0.84
Net realized and unrealized gain (loss)	(0.84)	1.27	0.03	2.46	(3.00)

Net increase (decrease) from investment operations	(0.17)	1.98	0.77	3.25	(2.16)

Distributions to Common Shareholders:[2]
From net investment income	(0.71)	(0.74)	(0.79)	(0.80)	(0.83)
From net realized gain	—	—	—	—	(0.22)

Total distributions	(0.71)	(0.74)	(0.79)	(0.80)	(1.05)

Net asset value, end of year	$16.11	$16.99	$15.75	$15.77	$13.32

Market price, end of year	$14.55	$15.70	$13.66	$13.86	$12.45

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.47)%	13.22%	5.57%	25.66%	(13.83)%

Based on market price	(2.73)%	20.63%	4.18%	18.16%	(19.61)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.44%	2.10%	2.08%	2.23%	2.26%

Total expenses after fees waived and paid indirectly	2.28%	2.07%	2.07%	2.23%	2.26%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.24%	1.48% [5]	1.91% [5]	2.02% [5]	1.96% [5]

Net investment income to Common Shareholders	4.21%	4.31%	4.68%	5.45%	5.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$45,113	$47,581	$44,111	$44,158	$37,302

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$304,132	$315,300	$299,597	$299,812	$268,789

Borrowings outstanding, end of year (000)	$6,521	$6,381	$5,070	$4,900	$4,775

Portfolio turnover rate	17%	13%	22%	18%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.41%, 1.41%, 1.46% and 1.47%, respectively.

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2017	2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.84	$14.81		$14.92	$12.92		$15.51

Net investment income[1]	0.63	0.68		0.70	0.72		0.78
Net realized and unrealized gain (loss)	(0.80)	1.03		(0.08)	2.05		(2.54)

Net increase (decrease) from investment operations	(0.17)	1.71		0.62	2.77		(1.76)

Distributions to Common Shareholders from net investment income[2]	(0.63)	(0.68)		(0.73)	(0.77)		(0.83)

Net asset value, end of year	$15.04	$15.84		$14.81	$14.92		$12.92

Market price, end of year	$13.55	$14.84		$12.99	$13.16		$12.05

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.55)%	12.22%		4.88%	22.65%		(11.80)%

Based on market price	(4.36)%	19.87%		4.29%	15.99%		(18.94)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10%	1.76%		1.70%	1.75%		1.79%

Total expenses after fees waived and paid indirectly	2.09%	1.75%		1.70%	1.75%		1.78%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[4]	1.10%	1.17%	[5]	1.51% [5]	1.55%	[5]	1.51% [5]

Net investment income to Common Shareholders	4.23%	4.40%		4.72%	5.18%		5.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$98,076	$103,296		$96,587	$97,276		$84,262

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500		$40,500	$40,500		$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$342,162	$355,052		$338,486	$340,188		$308,055

Borrowings outstanding, end of year (000)	$20,604	$21,873		$18,091	$17,431		$17,054

Portfolio turnover rate	13%	8%		20%	24%		25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.12%, 1.09%, 1.09% and 1.09%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	77

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2017	2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$16.58	$15.57		$15.66	$13.36		$16.09

Net investment income[1]	0.71	0.78		0.82	0.84		0.89
Net realized and unrealized gain (loss)	(0.82)	1.06		(0.07)	2.30		(2.73)

Net increase (decrease) from investment operations	(0.11)	1.84		0.75	3.14		(1.84)

Distributions to Common Shareholders from net investment income[2]	(0.76)	(0.83)		(0.84)	(0.84)		(0.89)

Net asset value, end of year	$15.71	$16.58		$15.57	$15.66		$13.36

Market price, end of year	$15.51	$17.01		$14.16	$14.02		$12.56

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.37)%	12.24%		5.33%	24.75%		(12.01)%

Based on market price	(4.13)%	26.61%		7.00%	18.80%		(20.82)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.21%	1.86%		1.83%	1.96%		1.97%

Total expenses after fees waived and paid indirectly	2.21%	1.85%		1.83%	1.95%		1.97%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.12%	1.23%	[5]	1.69% [5]	1.78%	[5]	1.71% [5]

Net investment income	4.60%	4.83%		5.25%	5.76%		5.68%

Net investment income to Common Shareholders	4.60%	4.83%		5.25%	5.76%		5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$78,641	$82,927		$77,854	$78,304		$66,772

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400		$44,400	$44,400		$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$277,119	$286,771		$275,347	$276,360		$250,387

Borrowings outstanding, end of year (000)	$7,817	$8,061		$5,895	$5,725		$5,198

Portfolio turnover rate	14%	17%		20%	21%		30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%, 1.13%, 1.15% and 1.14%, respectively.

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2017	2016		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.56	$15.90		$15.95	$14.03	$16.74

Net investment income[1]	0.78	0.81		0.81	0.83	0.84
Net realized and unrealized gain (loss)	(0.83)	0.66		(0.01)	1.95	(2.64)

Net increase (decrease) from investment operations	(0.05)	1.47		0.80	2.78	(1.80)

Distributions to Common Shareholders from net investment income[2]	(0.76)	(0.81)		(0.85)	(0.86)	(0.91)

Net asset value, end of year	$15.75	$16.56		$15.90	$15.95	$14.03

Market price, end of year	$18.68	$19.14		$16.70	$16.35	$14.91

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.44)%	9.05%		5.02%	20.31%	(11.96)%

Based on market price	2.17%	20.00%		7.61%	16.06%	(20.01)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.46%	2.16%		1.98%	2.01%	2.18%

Total expenses after fees waived and paid indirectly	2.25%	1.95%		1.77%	1.96%	2.18%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.61% [5]	1.70%	[5]	1.30% [5]	1.38%	1.58%

Net investment income	4.95%	5.00%		5.08%	5.52%	5.18%

Net investment income to Common Shareholders	4.95%	5.00%		5.08%	5.52%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$25,216	$26,462		$25,336	$25,373	$22,256

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600		$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$317,375	$328,121		$318,414	$318,733	$291,862

Borrowings outstanding, end of year (000)	$4,360	$3,860		$3,019	$3,019	$3,019

Portfolio turnover rate	10%	6%		9%	11%	8%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016 and August 31, 2015, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.22%, 1.30% and 1.23%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	79

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New Jersey Municipal Bond Trust	BLJ	Delaware	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified*
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind income when the additional securities are received.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

80	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

ANNUAL REPORT	AUGUST 31, 2017	81

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. MHE’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

82	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended August 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$4,578,120	$2,134,375	0.81% - 0.83%	$1,842,389	1.46%
MHE	$2,225,331	$1,420,858	0.81% - 0.82%	$1,387,816	1.34%
MHN	$138,301,498	$70,007,186	0.80% - 0.93%	$74,013,363	1.40%
BLJ	$11,430,459	$6,115,531	0.78% - 1.05%	$4,918,414	1.45%
BQH	$11,504,730	$6,521,464	0.80% - 0.93%	$6,484,222	1.41%
BSE	$38,793,017	$20,604,151	0.80% - 0.93%	$21,186,764	1.41%
BFY	$14,153,810	$7,816,903	0.80% - 0.93%	$7,830,858	1.37%
BHV	$7,944,290	$4,360,368	0.80% - 0.81%	$4,207,833	1.38%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, the Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at August 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at August 31, 2017.

For the year ended August 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MHN	—	—	$303,346	0.85%
BQH	—	—	$420	1.03%
BSE	—	—	$834	1.03%
BFY	—	—	$50,349	0.88%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash

ANNUAL REPORT	AUGUST 31, 2017	83

Notes to Financial Statements (continued)

equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Investment advisory fees	0.65%	0.50%	0.55%	0.65%	0.65%	0.55%	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Limitations and Waivers: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Trust’s business (“expense limitation”). The expense limitations as a percentage of average weekly managed assets are as follows:

	BZM	BQH	BHV
Fee waived	0.05%	0.10%	0.13%

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts included in fees waived by the Manager were as follows:

	BZM	MHN	BQH	BHV
Amounts waived	$24,693	$389,031	$73,125	$53,278

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$391	$328	$3,770	$230	$449	$760	$835	$186

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2017, there were no such fees waived by the Manager.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

84	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Purchases	$8,202,569	$10,814,437	$129,031,601	$6,918,911	$11,974,381	$19,645,249	$19,591,047	$5,289,095
Sales	$5,646,618	$9,516,955	$132,741,295	$4,186,312	$12,412,852	$20,336,058	$17,412,762	$4,144,079

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Trust’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company, and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Paid-in capital	$(3,037)	$(378,566)	$(4,085,438)	$(2,964)	$(5,835)	$(1,589,703)	$(260,677)	$(2,587)
Undistributed net investment income	$3,037	$3,336	$(154,649)	$2,964	$5,835	$(82,562)	$6,483	$2,587
Accumulated net realized loss	—	$375,230	$4,240,087	—	—	$1,672,265	$254,194	—

The tax character of distributions paid was as follows:

		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax-exempt Income[1]	8/31/2017	$1,322,128	$1,808,770	$25,603,587	$2,134,991	$2,343,180	$4,730,566	$3,810,748	$1,309,575
	8/31/2016	$1,330,550	$1,813,411	$26,801,457	$2,143,755	$2,273,227	$4,831,883	$4,572,266	$1,332,363
Ordinary Income[2]	8/31/2017	—	197	26,682	10,718	896	8,255	2,745	—
	8/31/2016	—	4,490	23,422	99	1,425	4,898	2,615	—

Total	8/31/2017	$1,322,128	$1,808,967	$25,630,269	$2,145,709	$2,344,076	$4,738,821	$3,813,493	$1,309,575

	8/31/2016	$1,330,550	$1,817,901	$26,824,879	$2,143,854	$2,274,652	$4,836,781	$4,574,881	$1,332,363

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$248,589	$178,750	$696,374	$224,592	$333,284	$18,530	$460,336	$233,328
Undistributed ordinary income	582	1,411	19,817	—	112	1,572	3,041	435
Capital loss carryforwards	(8,953)	(453,999)	(21,734,530)	(408,671)	(1,190,209)	(3,407,104)	(2,158,087)	(822,731)
Net unrealized gains[3]	2,162,103	4,076,514	48,637,342	3,997,231	6,270,712	10,657,216	10,282,060	2,959,226
Qualified late-year losses[4]	(2,790)	—	—	—	—	—	(191,663)	—

Total	$2,399,531	$3,802,676	$27,619,003	$3,813,152	$5,413,899	$7,270,214	$8,395,687	$2,370,258

[3]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts, the realization for tax purposes of unrealized gains/losses on certain futures contracts, and the deferral of compensation to trustees.

[4]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year

As of August 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
No expiration date[5]	—	$421,253	$17,199,043	$408,671	$1,190,209	$1,862,742	$1,545,537	$770,865
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	$8,953	74	673,531	—	—	—	255,001	51,866

Total	$8,953	$453,999	$21,734,530	$408,671	$1,190,209	$3,407,104	$2,158,087	$822,731

[5]	Must be utilized prior to losses subject to expiration.

ANNUAL REPORT	AUGUST 31, 2017	85

Notes to Financial Statements (continued)

During the year ended August 31 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
$76,667	$—	$1,716,566	$289,002	$243,125	$431,305	$338,093	$72,448

As of August 31, 2017, gross unrealized appreciation and gross unrealized depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost.	$45,453,782	$48,076,076	$654,661,322	$52,222,520	$60,305,631	$126,883,087	$111,883,891	$33,627,865

Gross unrealized appreciation	$2,203,325	$4,143,334	$49,790,427	$4,677,044	$6,435,209	$10,995,625	$10,446,152	$3,029,281
Gross unrealized depreciation	(29,930)	(66,170)	(893,331)	(669,403)	(153,452)	(329,010)	(152,038)	(61,674)

Net unrealized appreciation(depreciation)	$2,173,395	$4,077,164	$48,897,096	$4,007,641	$6,281,757	$10,666,615	$10,294,114	$2,967,607

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust Transactions constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

86	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BZM and BHV invested a significant portion of their assets in securities in the health sector. MHE, BSE and BHV invested a significant portion of their assets in securities in the education sector. MHN and BLJ invested a significant portion of their assets in securities in the transportation sector. BQH invested a significant portion of its assets in securities in the country, city, special district, school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	MHN	BLJ	BFY	BHV
2017	1,922	1,915	—	1,212	1,924	3,295
2016	2,587	1,504	2,591	1,671	3,814	3,856

For the years ended August 31, 2017 and August 31, 2016, shares issued and outstanding remained constant for BQH and BSE.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT	AUGUST 31, 2017	87

Notes to Financial Statements (continued)

VRDP Shares

The VRDP Trusts, have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Trusts are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

Redemption Terms: Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, the Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each Trust entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each Trust and the liquidity provider is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Expiration Date	7/05/18	7/05/18	4/15/20	7/05/18	10/22/18	10/22/18	10/22/18	7/05/18

In the event the fee agreement is not renewed or is terminated in advance, and each Trust does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, each Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, each Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance each Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MHE, MHN, BLJ, BQH, BSE and BFY may incur remarketing fees of 0.10% on the aggregate principal amount of the Trust’s VRDP Shares and BZM and BHV may incur remarketing fees of 0.08% on the aggregate principal amount of the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Trusts may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, BQH, MHN, BLJ, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended August 31, 2017, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	0.87%	1.64%	1.62%	1.64%	1.64%	1.64%	1.64%	0.87%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity

88	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (concluded)

provider and the VRDP Shares for BZM and BHV were P1/F1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories.

Special Rate Period: Upon issuance of the VRDP Shares on June 14, 2012, MHE and BLJ commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The special rate period for MHE and BLJ has been extended each year for an additional one-year term and is currently scheduled to expire on June 20, 2018.

On April 17, 2014, MHN commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares. The special rate period for MHN was extended for an additional three-year term and is currently scheduled to expire on April 15, 2020.

On October 22, 2015, BQH, BSE and BFY commenced a three-year special rate period ending April 18, 2018 with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BQH, BSE and BFY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period.

Prior to their respective expiration date, a Trust and the holders of their VRDP Shares may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the Trusts on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the Trusts are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The Trusts will not pay any fees to the liquidity provider and remarketing agent during the special rate period, except MHN which pays 0.01%. The Trusts will also pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the Trusts redeem the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended August 31, 2017, VRDP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares. with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BZM	$0.0474	$0.0474	VRDP	W-7	$13,554
MHE	$0.0530	$0.0530	VRDP	W-7	$25,935
MHN	$0.0580	$0.0580	VRDP	W-7	$342,508
BLJ	$0.0615	$0.0615	VRDP	W-7	$26,216
BQH	$0.0590	$0.0590	VRDP	W-7	$31,436
BSE	$0.0520	$0.0520	VRDP	W-7	$57,610
BFY	$0.0610	$0.0610	VRDP	W-7	$63,157
BHV	$0.0630	$0.0630	VRDP	W-7	$9,350

[1]	Net investment income dividend paid on October 2, 2017 to Common Shareholders of record on September 15, 2017.

[2]	Net investment income dividend declared on October 2, 2017, payable to Common Shareholders of record on October 16, 2017.

[3]	Dividends declared for period September 1, 2017 to September 30, 2017.

ANNUAL REPORT	AUGUST 31, 2017	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings New York Quality Fund, Inc. and to the Shareholders and Board of Trustees of: BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 24, 2017

90	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust (“BHV”) and BlackRock Massachusetts Tax-Exempt Trust (“MHE” and together with BZM, MHN, BLJ, BSE, BQH, BFY and BHV, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Trust considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Trust has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and its Customized Peer

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Disclosure of Investment Advisory Agreements (continued)

Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BZM noted that for each of the one-, three- and five-year periods reported, BZM ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BZM. The Composite measures a blend of total return and yield.

The Board of MHN noted that for each of the one-, three- and five-year periods reported, MHN ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHN. The Composite measures a blend of total return and yield.

The Board of BLJ noted that for the one-, three- and five-year periods reported, BLJ ranked second out of three funds, first out of three funds and first out of three funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLJ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BLJ’s underperformance during the one-year period.

The Board of BSE noted that for the one-, three- and five-year periods reported, BSE ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BSE’s underperformance during the one-year period. The Board was informed that, among other things, BSE’s curve positioning and longer duration posture were the primary detractors from performance over the one-year period.

The Board of BQH noted that for the one-, three- and five-year periods reported, BQH ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BQH. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BQH’s underperformance during the one-year period.

The Board of BFY noted that for the one-, three- and five-year periods reported, BFY ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFY. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BFY’s underperformance during the one-year period.

The Board of BHV noted that for each of the one-, three- and five-year periods reported, BHV ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BHV. The Composite measures a blend of total return and yield.

The Board of MHE noted that for each of the one-, three- and five-year periods reported, MHE ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHE. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain

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Disclosure of Investment Advisory Agreements (continued)

other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BZM noted that BZM’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BZM. This waiver was implemented on June 6, 2013. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

BZM was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to BZM’s relatively small size measured by total net assets. BlackRock noted that BZM is a small state specific fund and is generally not a candidate for a reorganization, as BlackRock doesn’t offer any other Maryland closed-end funds. It was also noted that BlackRock believes that there is a client demand for BZM. It was also noted that BZM has a voluntary advisory fee waiver in place.

The Board of MHN noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of BLJ noted that BLJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

BLJ was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to BLJ’s relatively small size measured by total net assets. BlackRock noted that BlackRock continues to evaluate its product line-up.

The Board of BSE noted that BSE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that BQH’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BQH. This waiver was implemented on July 1, 2016. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

BQH was identified by the Board as having a high total expense ratio relative to its peers in large part, the Board believes, due to BQH’s relatively small size measured by total net assets. BlackRock noted that BQH has a voluntary advisory fee waiver in place.

The Board of BFY noted that BFY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BHV noted that BHV’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BHV. This waiver was implemented on June 9, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

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Disclosure of Investment Advisory Agreements (concluded)

BHV was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to BHV’s relatively small size measured by total net assets. BlackRock noted that BHV is a small state specific fund and is generally not a candidate for a reorganization, as BlackRock doesn’t offer any other Virginia closed-end funds. It was also noted that BlackRock believes that there is a client demand for BHV. Additionally, it was noted that BHV has a voluntary advisory fee waiver in place.

The Board of MHE noted that MHE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

MHE was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to MHE’s relatively small size measured by total net assets. BlackRock noted that MHE is a small state specific fund and is generally not a candidate for a reorganization, as BlackRock doesn’t offer any other Massachusetts closed-end funds. It was also noted that BlackRock believes that there is a client demand for MHE.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

ANNUAL REPORT	AUGUST 31, 2017	97

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]  For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

98	ANNUAL REPORT	AUGUST 31, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	BZM and BHV are Kevin Maloney and Phillip Soccio.

•	MHE are Kevin Maloney and Michael Perilli.

•	MHN, BSE and BQH are Michael Kalinoski and Walter O’Connor.

•	BLJ are Ted Jaeckel and Phillip Soccio.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Citigroup Global Markets, Inc.[2] New York, NY 10179 Barclays Capital, Inc.[3] New York, NY 10019	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Citibank, N.A.[2] New York, NY 10179 Barclays Bank PLC.[3] New York, NY 10019		Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MHN.

[2]	For BZM, MHE, BLJ and BHV.

[3]	For BQH, BSE and BFY.

ANNUAL REPORT	AUGUST 31, 2017	99

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee or director nominees for each Trust/Fund. There were no broker non-votes with regard to any of the Trusts/Funds.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester¹		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BZM	1,903,766	29,901	1,891,643	42,024	160	0	1,901,855	31,812
BLJ	2,012,345	74,673	2,004,203	82,815	187	0	2,006,509	80,509
BSE	5,545,121	494,520	5,486,173	553,468	405	0	5,536,363	503,278
BQH	2,490,262	86,898	2,477,379	99,781	221	0	2,484,542	92,618
BFY	4,061,468	505,903	4,433,146	134,225	444	0	4,454,867	112,504
BHV	1,483,062	16,930	1,483,062	16,930	116	0	1,457,366	42,626

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

¹	Voted on by holders of preferred shares only.

Shareholders elected the Directors/Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,775,409	904,850		26,205,757	1,474,502		26,736,098	944,161
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	2,118,632	53,172	32,380	2,109,543	62,260	32,381	2,118,632	53,172	32,380
	Frank J. Fabozzi¹			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	2,436	0		26,261,497	1,418,762		26,676,724	1,003,535
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	185	0	0	2,077,198	94,605	32,381	2,106,350	65,453	32,381
	W. Carl Kester¹			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	2,436	0		26,777,708	902,551		26,757,619	922,640
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	185	0	0	2,114,435	50,369	39,380	2,114,435	50,369	39,380
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,704,463	975,796		26,734,217	946,042
		Votes Against	Abstain		Votes Against	Abstain
MHE	2,114,435	57,368	32,381	2,116,132	55,672	32,380

¹	Voted on by holders of preferred shares only.

100	ANNUAL REPORT	AUGUST 31, 2017

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 99, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to the Trusts’ duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ANNUAL REPORT	AUGUST 31, 2017	101

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	ANNUAL REPORT	AUGUST 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/17-AR

JULY 31, 2017

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. Divergent global monetary policy continued in earnest, as the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus despite nascent signs of sustained economic growth in both countries.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the positive outlook for economic growth have kept markets relatively tranquil.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.51%	16.04%
U.S. small cap equities (Russell 2000® Index)	5.35	18.45
International equities (MSCI Europe, Australasia, Far East Index)	13.79	17.77
Emerging market equities (MSCI Emerging Markets Index)	18.98	24.84
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.35	0.54
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.33	(5.73)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.51	(0.51)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	0.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.57	10.94
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JULY 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of vastly rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended July 31, 2017, municipal bond funds garnered net inflows of approximately $593 million (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $412 billion (above the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 57%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2017
6 months: 3.40%
12 months: 0.36%

A Closer Look at Yields

From July 31, 2016 to July 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.12% to 2.74%, while 10-year rates rose by 55 bps from 1.40% to 1.95% and 5-year rates increased 37 bps from 0.84% to 1.21% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 20 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. Municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though growing expectation that tax reform is likely to be delayed or watered down quickly eased investor concerns. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	5

Trust Summary as of July 31, 2017	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($14.71)[1]	4.85%
Tax Equivalent Yield[2]	9.88%
Current Monthly Distribution per Common Share[3]	$0.0595
Current Annualized Distribution per Common Share[3]	$0.7140
Economic Leverage as of July 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFZ[1,2]	(7.59)%	(1.22)%
Lipper California Municipal Debt Funds[3]	(4.75)%	(0.88)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

California municipal bonds performed slightly better than national municipals during the period. California’s 2017—2018 budget demonstrated both spending restraint and growing reserves, with a forecast that projects structural balance through 2019. The state’s economy has grown at a healthy rate in recent years, with median household income and job gains outpacing U.S. growth rates.

•	Positions in longer-term bonds, which lagged the broader market, detracted from performance.

•

Higher-rated investment-grade holdings (those rated AA and AAA) fared worse than non-investment grade holdings, as fund flows into high yield products led to stronger price appreciation for lower-rated credits.

•

The Trust’s positions in the tax-backed (state) and tax-backed (local) issues — both of which underperformed in the past year — detracted as well. Tobacco credits also lagged as the Food & Drug Administration released plans to curb nicotine levels in cigarettes.

•

Holdings that were purchased in a higher-rate environment contributed positively at a time of weak market performance. These positions produced generous income, and they were less sensitive to the negative effects of rising interest rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2017

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$14.71	$16.76	(12.23)%	$16.98	$13.81
Net Asset Value	$15.34	$16.35	(6.18)%	$16.35	$14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	29%	29%
Utilities	21	23
Transportation	13	9
Education	13	15
Health	12	12
State	7	9
Tobacco	5	3
Housing[2]	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	4%
2018	11
2019	22
2020	4
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	9%	6%
AA/Aa	71	77
A	13	14
BBB/Baa[2]	—	—
BB/Ba	1	1
B	4	1
N/R	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	7

Trust Summary as of July 31, 2017	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2017 ($15.05)[1]	2.47%
Tax Equivalent Yield[2]	4.36%
Current Monthly Distribution per Common Share[3]	$0.0310
Current Annualized Distribution per Common Share[3]	$0.3720
Economic Leverage as of July 31, 2017[4]	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFO[1,2]	1.70%	(0.20)%
Lipper Other States Municipal Debt Funds[3]	(3.77)%	(1.21)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a discount to NAV to neither a premium nor discount by period end, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Florida municipals performed slightly better than national municipals during the period, as the state’s economy continued to outperform the nation as a whole. Growth in employment, gross state product and population all exceeded national averages over the past year. State-level general revenues were up 4.5% for the fiscal year ended June 30, 2017, in line with budget expectations. In addition, the state’s tax-exempt market was aided by a decline in new-issue supply.

•

The Trust is scheduled to terminate on or about December 31, 2020, and it therefore holds securities that will mature close to that date. As a result of its shorter duration (lower interest-rate sensitivity), it held up well in the environment of falling prices and underperformance for longer-term issues.

•

Positions in the tax-backed (state) sector detracted from performance. The Trust’s position in zero coupon bonds, while fairly limited, also detracted since the bonds’ longer durations accentuated impact of the down market.

•	Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2017

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.05	$15.21	(1.05)%	$15.37	$14.85
Net Asset Value	$15.05	$15.50	(2.90)%	$15.50	$14.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17		7/31/16
County/City/Special District/School District	35%		34%
Health	18		18
Utilities	16		16
State	11		12
Transportation	11		11
Education	5		4
Corporate	4		4
Housing	—	[2]	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	10%
2018	10
2019	11
2020	58
2021	1

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17		7/31/16
AAA/Aaa	1%		1%
AA/Aa	56		59
A	28		25
BBB/Baa	—	[2]	—
N/R3	15		15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 13%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	9

Trust Summary as of July 31, 2017	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2017 ($23.14)[1]	3.72%
Tax Equivalent Rate[2]	6.57%
Current Monthly Distribution per Common Share[3]	$0.0718
Current Annualized Distribution per Common Share[3]	$0.8616
Economic Leverage as July 31, 2017[4]	36%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BTT[1,2]	(0.51)%	(2.14)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3] .	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s dividend was cut as of the July dividend payment, as rising short-term borrowing costs and lower reinvestment rates put downward pressure on the Trust’s earned income.

•	The Trust’s longer duration profile detracted from performance as rates moved higher across the curve. (Duration is a measure of interest rate sensitivity.)

•	A position in zero coupon bonds, while fairly limited, also detracted since the bonds’ longer durations accentuated impact of the down market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2017

BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$23.14	$24.24	(4.54)%	$24.40	$21.09
Net Asset Value	$23.83	$25.38	(6.11)%	$25.38	$22.21

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	25%	23%
Health	19	17
County/City/Special District/School District	14	17
Education	13	14
State	12	11
Corporate	8	8
Utilities	6	7
Tobacco	2	2
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[5]
Calendar Year Ended December 31, 2017	1%
2018	1
2019	—
2020	4
2021	1

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[2]	7/31/17		7/31/16
AAA/Aaa	4%		5%
AA/Aa	30		24
A	36		39
BBB/Baa	17		18
BB/Ba	2		3
B	2		2
CCC/Caa	—	[3]	—
N/R4	9		9

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Represents less than 1% of total investments.

[4]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	11

Trust Summary as of July 31, 2017	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($15.27)[1]	5.69%
Tax Equivalent Yield[2]	10.05%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BBF[1,2]	1.30%	(0.65)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

The Trust’s positions in high-quality, short-duration pre-refunded securities contributed positively to performance. (Duration is a measure of interest rate sensitivity.) At a time of rising yields, pre-refunded securities performed well relative to longer-duration issues.

•

The Trust’s positions in bonds rated BBB and lower outpaced higher-quality issues due to the combination of their higher yields and stronger price performance. However, positions in bonds rated AA and A generally lagged.

•	Allocations to education and project finance bonds made the largest contributions to performance at the sector level, while positions in utilities and school districts were detractors.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

While the Trust’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

•

Positions in intermediate- and longer-dated maturities declined the most in value, as they typically have longer durations relative to shorter maturities. In addition, the Trust’s exposure to 4% coupon bonds detracted given that lower coupons typically underperform in a rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2017

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.27	$16.00	(4.56)%	$16.16	$13.46
Net Asset Value	$14.48	$15.47	(6.40)%	$15.47	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	23%	24%
Transportation	21	22
Health	15	13
Utilities	14	16
Education	10	11
State	9	9
Tobacco	5	3
Corporate	2	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	4%
2018	12
2019	28
2020	10
2021	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	9%	11%
AA/Aa	49	52
A	16	23
BBB/Baa	14	9
BB/Ba	3	1
B	3	1
N/R2	6	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	13

Trust Summary as of July 31, 2017	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($15.97)[1]	5.23%
Tax Equivalent Yield[2]	10.15%
Current Monthly Distribution per Common Share[3]	$0.0696
Current Annualized Distribution per Common Share[3]	$0.8352
Economic Leverage as of July 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BNJ[1,2]	0.50%	(0.91)%
Lipper New Jersey Municipal Debt Funds[3]	(4.61)%	(0.95)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	New Jersey state general obligations and appropriated issues underperformed the broader national market, as the major rating agencies downgraded the state’s credit rating over the past year.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest rate sensitivity.) Positions in the transportation sector also contributed to performance.

•	The Trust’s position in zero coupon bonds, while fairly limited, detracted since the bonds’ longer durations accentuated impact of the down market.

•	Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2017

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.97	$16.79	(4.88)%	$16.94	$14.12
Net Asset Value	$15.39	$16.41	(6.22)%	$16.44	$14.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	36%	33%
County/City/Special District/School District	22	23
Education	16	17
State	9	12
Corporate	6	6
Health	6	5
Housing	2	3
Tobacco	2	—
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
2017	5%
2018	9
2019	9
2020	5
2021	14

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17		7/31/16
AAA/Aaa	4%		1%
AA/Aa	36		45
A	25		34
BBB/Baa	22		10
BB/Ba	10		9
B	—	[2]	—
N/R	3		1	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	15

Trust Summary as of July 31, 2017	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($15.37)[1]	4.68%
Tax Equivalent Yield[2]	9.47%
Current Monthly Distribution per Common Share[3]	$0.0600
Current Annualized Distribution per Common Share[3]	$0.7200
Economic Leverage as of July 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BNY[1,2]	(3.43)%	(0.93)%
Lipper New York Municipal Debt Funds[3]	(5.60)%	(0.58)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

New York municipal bonds slightly outperformed the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Portfolio income made the most significant positive contribution to performance during a time in which bond prices lost ground. The Trust’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

From a sector perspective, the Trust’s exposure to the transportation and education sectors was a positive contributor. Additionally, exposure to the pre-refunded sector was beneficial as these high-quality, short-duration securities outperformed at a time of rising yields. (Duration is a measure of interest rate sensitivity.)

•

The Trust’s exposure to the longer end of the yield curve detracted as longer-term bonds sold off more than the shorter-term issues. Positions in lower coupon securities also generally detracted from performance due to their longer duration characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	JULY 31, 2017

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.37	$16.71	(8.02)%	$16.84	$13.49
Net Asset Value	$15.04	$15.94	(5.65)%	$15.95	$14.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	23%	20%
County/City/Special District/School District	20	23
Education	20	20
Utilities	12	12
State	10	8
Health	9	9
Tobacco	2	1
Housing	2	2
Corporate	2	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	3%
2018	2
2019	7
2020	5
2021	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	16%	15%
AA/Aa	40	43
A	28	24
BBB/Baa	6	7
BB/Ba	1	3
B	1	—
N/R2	8	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 3%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	17

Schedule of Investments July 31, 2017	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.8%
County/City/Special District/School District — 22.1%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	$8,425	$9,128,487
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 8/01/47	1,500	1,807,470
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	576,300
6.50%, 5/01/36	1,210	1,411,949
6.50%, 5/01/42	2,225	2,594,595
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 2/01/19 (a)	2,000	2,152,460
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/19 (a)	2,000	2,175,480
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,536,999
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A (a):
5.50%, 3/01/21	5,270	6,084,584
6.00%, 3/01/21	2,880	3,375,648
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	20,000	20,702,000
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,691,725
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	4,285	4,589,321
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/40	8,500	9,002,605
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,264,780
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 8/01/33	1,315	1,426,920
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	2,000	2,199,300
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,891,577
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,558,872
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,403,880
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/21 (a)	3,445	4,004,675

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	$4,960	$5,712,382
Election of 2012, 5.50%, 8/01/39	2,500	2,978,375

		108,270,384
Education — 4.4%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,418,753
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,809,850
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/33	4,640	5,542,387
University of California, Refunding RB, Series AR, 5.00%, 5/15/41	5,000	5,872,850

		21,643,840
Health — 10.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	4,975	5,466,928
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/19 (a)	6,710	7,371,271
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,505,805
Sutter Health, Series A, 5.00%, 11/15/41	2,155	2,472,539
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,843,085
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (a)	5,550	6,081,024
Dignity Health, Series A, 6.00%, 7/01/19 (a)	4,520	4,952,474
Sutter Health, Series A, 5.00%, 11/15/38	800	943,032
Sutter Health, Series B, 5.00%, 11/15/46	3,000	3,462,090
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,479,720
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,986,481

		53,564,449
State — 8.9%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	2,500	2,800,500
State of California, GO, Various Purposes, 6.00%, 4/01/38	13,000	14,047,800

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	ISD	Independent School District
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GAN	Grant Anticipation Notes	PILOT	Payment in Lieu of Taxes
BAM	Build America Mutual Assurance Co.	GARB	General Airport Revenue Bonds	PSF-GTD	Permanent School Fund Guaranteed
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
CIFG	CIFG Assurance North America, Inc.	IDB	Industrial Development Board	SRF	State Revolving Fund

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	$9,000	$9,799,560
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,912,390
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (a)	5,025	5,633,929
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	4,335	5,119,071

		43,313,250
Tobacco — 7.1%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Senior Series A-1, 5.13%, 6/01/47	195	191,447
Senior Series A-1, 5.75%, 6/01/47	28,300	28,300,000
Series A, 5.00%, 6/01/40	3,625	4,165,814
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 6/01/38	2,000	1,966,380

		34,623,641
Transportation — 16.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,334,415
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 5/01/46	3,375	3,829,781
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, AMT:
Sub-Series A, 5.00%, 5/15/42	8,980	10,275,994
Sub-Series A, 5.00%, 5/15/42	575	663,981
Sub-Series B, 5.00%, 5/15/34	3,425	3,979,336
Sub-Series B, 5.00%, 5/15/46	1,000	1,141,020
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,110,313
5.00%, 5/15/40	4,760	5,236,524
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/41	3,850	4,431,696
Series A, 5.00%, 3/01/36	2,800	3,240,608
Series A, 5.00%, 3/01/37	1,500	1,733,340
Series A-1, 5.75%, 3/01/34	3,875	4,408,897
Series A-1, 6.25%, 3/01/34	2,650	3,091,093
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 7/01/41	12,500	14,400,625
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,131,550
Senior Series B, 5.75%, 7/01/39	1,850	1,927,441
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	4,135	4,617,720

		80,554,334
Utilities — 22.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,716,000
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,085,431

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	$9,000	$9,348,480
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 7/01/39	4,000	4,547,880
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/19 (a)	2,000	2,147,340
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/21 (a)	5,625	6,637,050
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,718,900
County of San Diego California Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 5/01/37	1,835	2,179,191
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	5,013,230
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,425	2,810,333
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/20 (a)	5,745	6,388,153
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 6/01/45	6,650	7,943,890
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,692,600
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 7/01/37	5,440	6,489,104
5.00%, 7/01/41	3,000	3,556,590
5.25%, 7/01/44	3,000	3,640,620
Los Angeles Department of Water & Power System Revenue, RB:
Series B, 5.00%, 7/01/38	8,010	9,395,169
Series C, 5.00%, 7/01/42	7,500	8,919,975

		112,229,936
Total Municipal Bonds in California		454,199,834

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust (b)(c):
Series A-4-2, 6.00%, 5/15/19	1,000	1,070,110
Series B-3-2, 6.30%, 5/15/19	1,000	1,075,270
Total Municipal Bonds in Multi-State		2,145,380

Puerto Rico — 1.2%
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	2,910	2,886,138
5.63%, 5/15/43	2,765	2,713,101
Total Municipal Bonds in Puerto Rico		5,599,239
Total Municipal Bonds — 94.4%		461,944,453

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 74.8%
County/City/Special District/School District — 26.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	$11,620	$13,332,207
Los Angeles Community College District California, GO (a):
Election of 2001 (AGM), 5.00%, 8/01/17	8,000	8,000,000
Election of 2008, Series C, 5.25%, 8/01/20 (e)	12,902	14,529,418
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	20,131	22,163,788
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,375,750
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,453,846
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	10,484	11,383,024
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	14,505	16,609,887
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/18 (a)	14,625	15,233,239
Series C, 4.00%, 8/01/39	6,100	6,388,286

		130,469,445
Education — 17.2%
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/18 (a)	13,095	13,641,004
University of California, RB:
Series AM, 5.25%, 5/15/44	5,000	5,915,150
Series O, 5.75%, 5/15/19 (a)	12,303	13,362,626
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	11,791	13,765,821
Series AI, 5.00%, 5/15/38	14,225	16,478,888
Series AR, 5.00%, 5/15/38	4,250	5,013,725
Series I, 5.00%, 5/15/40	14,065	16,269,626

		84,446,840
Health — 8.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	9,695	10,690,850
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	21,079,159
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	10,290	11,825,371

		43,595,380

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
State — 3.8%
State of California, GO, Refunding, Various Purposes, 5.00%, 9/01/35	$10,115	$11,977,666
State of California, GO, Refunding, 4.00%, 9/01/37	6,090	6,530,855

		18,508,521
Transportation — 5.7%
City of Los Angeles California Department of Airports, RB, Series D, AMT, 5.00%, 5/15/41	18,632	21,119,341
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48	5,740	6,710,404

		27,829,745
Utilities — 12.5%
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/19 (a)	10,480	11,346,696
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	1,670	1,722,288
5.00%, 5/01/18	8,370	8,632,065
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/18 (a)	18,002	18,680,963
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/46	6,412	7,447,567
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	12,460	13,420,666

		61,250,245
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 74.8%		366,100,176
Total Long-Term Investments (Cost — $784,090,539) — 169.2%		828,044,629

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	252,116	252,217
Total Short-Term Securities (Cost — $252,192) — 0.1%		252,217
Total Investments (Cost — $784,342,731) — 169.3%		828,296,846
Other Assets Less Liabilities — 0.4%		2,689,375
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.7)%		(170,358,304)
VMTP Shares at Liquidation Value — (35.0)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$489,327,917

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on August 1, 2018, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares at July 31, 2016	Net Activity	Shares at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,771,908	(3,519,792)	252,116	$252,217	$8,828	$3,015	$25
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(34)	September 2017	$4,017	$(362)
10-Year U.S. Treasury Note	(120)	September 2017	$15,107	3,141
Long U.S. Treasury Bond	(83)	September 2017	$12,696	(33,835)
Ultra U.S. Treasury Bond	(19)	September 2017	$3,126	(25,806)

Total				$(56,862)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,141	—	$3,141

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$60,003	—	$60,003

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,265,880	—	$1,265,880

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$25,011	—	$25,011

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$41,736,750

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$828,044,629	—	$828,044,629
Short-Term Securities	$252,217	—	—	252,217

Total	$252,217	$828,044,629	—	$828,296,846

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,141	—	—	$3,141
Liabilities:
Interest rate contracts	(60,003)	—	—	(60,003)

Total	$(56,862)	—	—	$(56,862)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(169,863,032)	—	$(169,863,032)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

Total	—	$(341,163,032)	—	$(341,163,032)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 95.9%
Corporate — 3.9%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,033,550
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,235,420

		3,268,970
County/City/Special District/School District — 34.0%
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,458,920
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	442,668
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,217,180
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	2,500	2,599,500
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/17 (a)	5,545	5,603,056
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,130,320
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,000,000
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	525,624
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,106,460
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,377,025
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,331,470
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/49 (b)(c)	2,425	1,696,263

		28,488,486
Education — 4.2%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 4/01/20	795	865,922
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/17 (a)	725	735,592
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	400	414,524
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,091,270
Volusia County School Board, COP, Refunding Series A, 5.00%, 8/01/20	350	388,672

		3,495,980
Health — 17.5%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	545,360
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,346,472
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,510,455

Municipal Bonds	Par (000)	Value
Florida (continued)
Health (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.25%, 6/01/18	$195	$197,763
3.50%, 6/01/19	200	206,640
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,437,390
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,417,522
County of Palm Beach Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,131,440
Halifax Hospital Medical Center, Refunding RB, 5.00%, 6/01/20	590	648,587
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	165,207

		14,606,836
Housing — 0.3%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	110	110,156
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	125	126,644

		236,800
State — 10.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,133,538
4.00%, 10/01/20	1,105	1,183,886
4.00%, 10/01/21	500	544,060
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	2,315	2,180,637
Series B-2 (AGM), 4.00%, 10/01/20	655	701,970
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,334,890

		9,078,981
Transportation — 10.6%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	914,478
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	174,779
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,761,825
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,531,846
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,656,510
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	609,389
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,259,645

		8,908,472
Utilities — 14.6%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 9/01/20	2,970	3,320,133
City of Miami Beach Florida, RB, 5.00%, 9/01/20	250	278,320

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Municipal Bonds	Par (000)	Value
Florida (continued)
Utilities (continued)
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	$1,200	$1,318,488
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,357,520
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	545,603
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	538,590
Lehigh Utility (AGM), 5.00%, 10/01/20	635	703,574
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	558,525
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	574,531

		12,195,284
Total Municipal Bonds in Florida		80,279,809

Municipal Bonds	Par (000)	Value
Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	$100	$109,639
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	342,159
Total Municipal Bonds in Guam		451,798
Total Municipal Bonds (Cost — $78,554,479) — 96.5%		80,731,607

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (e)(f)	2,171,482	2,172,350
Total Short-Term Securities (Cost — $2,171,800) — 2.6%		2,172,350
Total Investments (Cost — $80,726,279) — 99.1%		82,903,957
Other Assets Less Liabilities — 0.9%		778,640

Net Assets Applicable to Common Shares — 100.0%		$83,682,597

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default.

(c)	Non-income producing security.

(d)	Zero-coupon bond.

(e)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,836,731	334,751	2,171,482	$2,172,350	$6,390	$489	$550
[1] Includes net capital gain distributions.

(f)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$80,731,607	—	$80,731,607
Short-Term Securities	$2,172,350	—	—	2,172,350

Total	$2,172,350	$80,731,607	—	$82,903,957

[1] See above Schedule of Investments for values in each sector.

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.6%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 9/01/33	$3,985	$4,808,819
5.00%, 9/01/34	3,500	4,220,090
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,001,740
5.25%, 1/01/20	1,000	1,001,740
5.50%, 1/01/21	1,200	1,202,208
5.50%, 1/01/22	1,105	1,107,033
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM) (a):
0.00%, 10/01/31	7,375	3,820,029
0.00%, 10/01/32	6,295	3,025,440
0.00%, 10/01/33	1,275	574,120
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University:
5.00%, 12/01/32	290	331,624
5.00%, 12/01/33	1,010	1,149,501
5.00%, 12/01/34	1,380	1,564,409
University of South Alabama, Refunding RB, AGM:
5.00%, 11/01/29	1,105	1,309,922
5.00%, 11/01/30	2,000	2,361,340

		27,478,015
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	4,975	4,993,109
Arizona — 2.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,803,771
Series B, 5.00%, 2/01/33	1,810	1,972,158
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	505	558,565
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	490	508,576
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	1,021,800
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	834,818
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 1/01/31	16,280	19,374,665
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,322,020

		37,396,373
California — 14.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (a)	10,530	6,277,354
Azusa Unified School District, GO, Refunding, (AGM):
4.00%, 8/01/30	4,420	4,895,946
4.00%, 8/01/31	4,825	5,280,480
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/32	1,700	2,037,314

Municipal Bonds	Par (000)	Value
California (continued)
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	$750	$798,653
Biola University, 5.00%, 10/01/29	660	745,180
Biola University, 5.00%, 10/01/30	500	561,660
Biola University, 4.00%, 10/01/33	2,500	2,581,325
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,116,630
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 7/01/30	1,200	1,396,140
5.00%, 7/01/31	1,050	1,214,314
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/30 (b)	13,845	14,784,799
California Statewide Communities Development Authority, RB:
American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,731,795
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,729,625
Chaffey Joint Union High School District, GO, Election of 2012, CAB, Series C (a):
0.00%, 8/01/30	400	257,996
0.00%, 8/01/31	400	244,008
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,116,360
5.00%, 8/01/29	1,300	1,446,588
5.00%, 8/01/33	1,335	1,461,037
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 5/15/31	1,200	1,426,884
5.00%, 5/15/32	1,800	2,125,098
5.00%, 5/15/33	675	793,132
5.00%, 5/15/34	1,650	1,931,110
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 3/01/30	500	595,605
5.00%, 3/01/31	1,500	1,771,515
5.00%, 3/01/32	1,000	1,174,580
5.00%, 3/01/33	975	1,138,995
5.00%, 3/01/34	1,250	1,454,587
5.00%, 3/01/35	2,000	2,321,920
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 7/01/33 (c)	1,000	1,170,350
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
0.00%, 8/01/30	9,090	6,117,934
0.00%, 8/01/31	12,465	8,025,341
0.00%, 8/01/32	17,435	10,702,475
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 6/01/29	14,500	17,076,070
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 1/01/32	4,110	4,477,763
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/33	3,000	3,242,910
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,154,775

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	25

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
California (continued)
Monterey Peninsula Community College District, GO, Refunding, CAB (a):
0.00%, 8/01/30	$3,500	$2,363,620
0.00%, 8/01/31	5,940	3,802,491
Oakland Unified School District/Alameda County, GO:
Refunding, 5.00%, 8/01/30	1,800	2,165,904
Refunding, Series C, 5.00%, 8/01/30	1,300	1,590,186
Series A, 5.00%, 8/01/31	1,055	1,259,280
Series A, 5.00%, 8/01/32	1,100	1,295,657
Series A, 5.00%, 8/01/33	1,000	1,172,340
Poway Unified School District, GO, Election of 2008, Series A (a):
0.00%, 8/01/27	10,000	7,660,900
0.00%, 8/01/30	10,000	6,619,300
0.00%, 8/01/32	12,500	7,472,000
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,019,200
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	10,660	11,480,607
4.00%, 8/01/32	12,010	12,883,247
4.00%, 8/01/33	5,665	6,044,498
State of California, GO, Refunding:
5.00%, 8/01/30	18,250	22,248,392
Various Purpose, 4.00%, 9/01/34	16,000	17,276,800
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Community Redevelopment Agency Projects, Series A:
5.00%, 10/01/32	1,355	1,577,667
5.00%, 10/01/33	3,000	3,476,340
Washington Township Health Care District, Refunding RB, Series B:
5.00%, 7/01/27	800	938,616
3.00%, 7/01/28	1,815	1,774,380

		242,499,673
Colorado — 2.5%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	783,475
5.50%, 12/01/29	750	856,688
5.38%, 12/01/33	1,500	1,685,175
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds (b):
4.00%, 12/01/23	1,000	1,025,570
4.10%, 12/01/24	5,080	5,194,605
4.20%, 12/01/25	5,280	5,393,678
4.50%, 12/01/30	4,305	4,378,271
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,689,657
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,214,050
NCMC, Inc. Project, 4.00%, 5/15/30	2,860	3,114,397
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	523,800
Denver Convention Center Hotel Authority, Refunding RB, Senior, 5.00%, 12/01/30	2,000	2,313,580

Municipal Bonds	Par (000)	Value
Colorado (continued)
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/26	$1,000	$1,155,760
5.00%, 12/01/27	1,500	1,715,625
5.00%, 12/01/28	1,500	1,705,950
5.00%, 12/01/30	1,350	1,513,255
5.00%, 12/01/31	1,500	1,675,125
5.00%, 12/01/33	1,000	1,107,560
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	527,008

		42,573,229
Connecticut — 2.7%
State of Connecticut, GO, Series D, 4.00%, 8/15/29	11,500	12,251,065
University of Connecticut, RB, Series A:
5.00%, 1/15/29	15,560	18,482,012
5.00%, 1/15/30	13,000	15,265,510

		45,998,587
District of Columbia — 2.6%
District of Columbia, GO, Refunding, Series A, 5.00%, 6/01/32	10,500	12,724,530
District of Columbia, GO, Series A, 5.00%, 6/01/32	16,980	20,251,197
District of Columbia, RB, Series A, 5.00%, 7/01/32	750	767,625
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	1,700	1,989,629
Metropolitan Washington Airports Authority, Refunding RB, AMT:
5.00%, 10/01/32	2,750	3,259,217
5.00%, 10/01/33	1,270	1,497,203
5.00%, 10/01/34	2,000	2,348,200

		42,837,601
Florida — 9.0%
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,395,863
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 9/01/33	10,000	10,367,600
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,441,850
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 4/01/30	600	662,664
5.00%, 4/01/33	740	810,108
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25 (b)	5,250	5,395,425
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 4/01/32	6,690	7,102,438
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	9,000	10,383,300
County of Orange Florida School Board, COP, Refunding, Series C, 5.00%, 8/01/33	19,555	22,922,762
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 5.00%, 10/01/30	11,470	14,540,634
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	19,790	21,894,073

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
0.00%, 6/01/29	$2,295	$1,654,098
0.00%, 6/01/30	2,000	1,389,040
0.00%, 6/01/31	1,295	864,827
0.00%, 6/01/32	2,495	1,604,160
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,249,812
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,110,780
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,108,477
4.50%, 11/01/31	3,200	3,429,824
4.50%, 11/01/32	2,300	2,458,263
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,115,900
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,517,134
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 5/01/28	5,785	5,826,825
Phase II, 4.00%, 5/01/33	1,165	1,178,677
Phase II, 4.00%, 5/01/34	2,415	2,436,638
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,005	6,232,890
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	2,350	2,503,808
5.00%, 5/01/32	5,615	6,061,954

		151,659,824
Hawaii — 0.7%
State of Hawaii, GO, Series FG, 4.00%, 10/01/33	10,320	11,236,416
Illinois — 12.3%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,542,700
Chicago O’Hare International Airport, Refunding RB, Series B, 5.00%, 1/01/33	6,940	7,955,947
Chicago Transit Authority, Refunding RB (c):
Section 5307, Urbanized Area Formula Funds, 5.00%, 6/01/26	2,000	2,365,700
Section 5337, State of Good Repair Formula Funds, 5.00%, 6/01/26	1,000	1,182,850
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	10,000	10,034,900
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,530,106
4.00%, 1/01/32	10,790	10,916,135
4.00%, 1/01/33	11,220	11,323,785
4.00%, 1/01/35	9,135	9,212,099
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/27	5,000	5,277,350
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	799,452

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 1/01/33	$6,000	$6,988,620
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,715,839
4.00%, 12/01/31	1,715	1,810,148
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,154,085
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,171,670
DePaul University, Series A, 4.00%, 10/01/31	1,000	1,068,010
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,061,450
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	3,890	4,125,656
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,606,781
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,136,376
Presence Health Network, Series C, 5.00%, 2/15/30	12,000	13,288,680
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,482,443
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,329,084
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,375,878
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,493,020
The University of Chicago Medical Centre, Series B, 5.00%, 8/15/30	3,205	3,727,191
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	21,370,000
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,080	9,506,215
4.00%, 2/01/30	9,835	10,236,858

		206,789,028
Indiana — 3.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	1,895	2,123,272
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 3/01/46	8,500	9,817,160
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	24,061,986
Earlham College Project, 5.00%, 10/01/32	11,255	11,876,726
Northern Indiana Commuter Transportation District, RB:
5.00%, 7/01/32	1,000	1,156,280
5.00%, 7/01/33	1,400	1,611,694

		50,647,118
Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	18,905,520
5.25%, 12/01/25	14,345	15,301,525

		34,207,045

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	27

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Kansas — 0.2%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A:
5.00%, 9/01/30	$1,175	$1,361,426
5.00%, 9/01/33	1,370	1,566,403

		2,927,829
Kentucky — 0.6%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,493,988
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Convertible Series C, 0.00%, 7/01/33 (d)	1,500	1,323,735
Series B, 0.00%, 7/01/30 (a)	1,230	693,056

		10,510,779
Louisiana — 3.0%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/29	1,000	1,153,910
City of Ruston Louisiana, RB, (AGM):
5.00%, 6/01/29	1,060	1,244,143
5.00%, 6/01/30	1,000	1,166,750
5.00%, 6/01/31	1,020	1,184,098
5.00%, 6/01/32	1,225	1,415,892
Louisiana Public Facilities Authority, Refunding RB:
Entergy Louisiana, Series B, 3.50%, 6/01/30	6,190	6,206,837
Ochsner Clinic Foundation Project, 5.00%, 5/15/29	1,250	1,454,863
Ochsner Clinic Foundation Project, 5.00%, 5/15/30	1,000	1,155,270
Ochsner Clinic Foundation Project, 3.00%, 5/15/31	2,250	2,205,000
Ochsner Clinic Foundation Project, 5.00%, 5/15/32	1,500	1,710,285
Ochsner Clinic Foundation Project, 5.00%, 5/15/33	2,200	2,492,182
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/29	3,000	3,360,150
5.00%, 7/01/30	5,000	5,577,100
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	327,120
5.00%, 4/01/32	1,000	1,087,160
5.00%, 4/01/33	1,575	1,707,205
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,157,463
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,636,014
5.25%, 5/15/32	4,375	4,701,069
5.25%, 5/15/33	4,750	5,082,167
5.25%, 5/15/35	1,500	1,615,860

		50,640,538
Maryland — 1.9%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel:
5.00%, 9/01/31	1,250	1,436,762
5.00%, 9/01/32	1,250	1,429,825

Municipal Bonds	Par (000)	Value
Maryland (continued)
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	$700	$706,888
4.90%, 7/01/30	1,315	1,332,963
County of Howard Maryland Housing Commission, RB, Woodfield Oxford Square Apartments:
5.00%, 12/01/29	500	596,890
5.00%, 12/01/30	850	1,005,372
5.00%, 12/01/31	725	852,281
5.00%, 12/01/32	550	642,301
5.00%, 12/01/33	1,765	2,056,101
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 3/31/30	1,325	1,533,396
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,260,959
Salisbury University Project, 5.00%, 6/01/34	500	535,970
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 1/01/31	2,865	3,250,342
Charlestown Community, Series A, 5.00%, 1/01/32	3,010	3,399,915
Charlestown Community, Series A, 5.00%, 1/01/33	3,165	3,561,986
Lifebridge Health Issue, 5.00%, 7/01/31	350	410,680
Lifebridge Health Issue, 5.00%, 7/01/32	360	420,556
Lifebridge Health Issue, 5.00%, 7/01/33	385	448,113
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,502,170
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,573,922
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,340,196

		32,297,588
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series A:
5.00%, 1/01/31	475	542,369
5.00%, 1/01/32	635	721,747
5.00%, 1/01/33	1,070	1,210,620
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A:
5.00%, 10/01/30	780	892,913
5.00%, 10/01/31	3,635	4,138,702
5.00%, 10/01/32	980	1,110,810
5.00%, 10/01/33	1,285	1,450,020
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	6,820	7,480,449

		17,547,630
Michigan — 1.6%
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 6/01/33	2,750	3,105,548
Oakwood Obligation Group, 5.00%, 8/15/30	2,105	2,377,976
Trinity Health Credit Group, 5.00%, 12/01/31	3,000	3,524,310
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,486,168
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 7/01/31	2,070	2,391,740
5.00%, 7/01/32	1,430	1,645,029

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Michigan (continued)
State of Michigan, Refunding RB, GAN, 5.00%, 3/15/27	$3,750	$4,657,463

		26,188,234
Minnesota — 0.2%
Sartell-St Stephen Independent School District No. 748, GO, Series B (a):
0.00%, 2/01/30	1,850	1,264,974
0.00%, 2/01/31	2,190	1,438,830
0.00%, 2/01/32	1,450	918,720

		3,622,524
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 3/01/30	2,280	2,615,684
5.00%, 3/01/31	1,595	1,822,894
5.00%, 3/01/32	2,000	2,274,720
5.00%, 3/01/33	1,275	1,449,101
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	13,829,654

		21,992,053
Missouri — 0.7%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,117,274
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,271,560
The Children’s Mercy Hospital, 5.00%, 5/15/29	500	589,175
The Children’s Mercy Hospital, 5.00%, 5/15/30	915	1,067,082
The Children’s Mercy Hospital, 5.00%, 5/15/31	1,175	1,362,213
The Children’s Mercy Hospital, 4.00%, 5/15/32	1,680	1,775,592
The Children’s Mercy Hospital, 4.00%, 5/15/33	2,000	2,104,420

		12,287,316
Nebraska — 1.3%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,802,621
Gas Project No. 3, 5.00%, 9/01/32	4,500	4,916,835
Public Power Generation Agency, Refunding RB, Whelan Energy Center Unit 2, Series A, 5.00%, 1/01/32	7,630	8,809,521

		21,528,977
New Hampshire — 0.3%
New Hampshire State Turnpike System, RB, Series C, 4.00%, 8/01/33	4,350	4,575,373
New Jersey — 13.3%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,664,640
5.00%, 11/01/22	1,890	2,065,524
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,640,490
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,311,621

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB, AMT (continued):
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	$1,740	$1,964,129
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,484,385
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,212,764
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/23	13,000	14,294,410
Cigarette Tax, 5.00%, 6/15/26	10,610	11,442,779
Cigarette Tax, 4.25%, 6/15/27	16,500	17,056,215
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,833,454
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,604,750
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/29	2,900	3,401,584
Princeton HealthCare System, 5.00%, 7/01/30	2,400	2,794,488
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/30	11,245	13,131,911
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/32	10,005	10,581,588
St. Joseph Health System, 5.00%, 7/01/28	1,500	1,702,380
St. Joseph Health System, 5.00%, 7/01/29	1,250	1,408,350
St. Joseph Health System, 5.00%, 7/01/30	1,100	1,230,339
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/22	1,275	1,445,837
5.00%, 12/01/23	3,475	3,969,875
5.00%, 12/01/24	6,000	6,900,060
5.00%, 12/01/25	5,500	6,354,480
5.00%, 12/01/26	2,250	2,575,935
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/27	4,225	4,604,997
Transportation Program, Series AA, 5.25%, 6/15/28	4,500	4,894,605
Transportation System, CAB, Series A, 0.00%, 12/15/28 (a)	41,000	24,155,150
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	18,000	10,000,980
Transportation System, Series AA, 4.00%, 6/15/30	13,315	13,126,460
Transportation System, Series C, 5.25%, 6/15/32	10,000	10,698,600
Transportation System, Series D, 5.00%, 6/15/32	5,000	5,264,050
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,943,900
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	554,385
5.00%, 11/01/34	500	552,690

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	29

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/30	$2,000	$2,274,040
5.00%, 7/15/31	1,450	1,641,516
5.00%, 7/15/32	835	941,922

		223,725,283
New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, Education Loan, AMT:
Series A-1, 3.75%, 9/01/31	6,250	6,376,562
Series A-2, 3.80%, 11/01/32	5,850	5,969,867
Series A-2, 3.80%, 9/01/33	5,000	5,082,000

		17,428,429
New York — 3.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (b)	900	954,576
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 0.61%, 8/01/43	6,400	6,400,000
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 7/01/32	5,500	5,651,140
4.00%, 7/01/33	6,000	6,164,880
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	3,080	3,310,569
5.00%, 8/01/31	3,465	3,703,738
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/22 (e)	9,115	10,492,915
Port Authority of New York & New Jersey, Refunding RB, Consolidate, Series 205, 5.00%, 11/15/33 (c)	19,170	23,149,500
TSASC, Inc., Refunding RB, Series A, 5.00%, 6/01/30	3,000	3,395,550

		63,222,868
North Carolina — 0.6%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,833,182
Mission Health Combined Group, 4.00%, 10/01/31	1,250	1,328,862
Mission Health Combined Group, 5.00%, 10/01/32	3,700	4,357,231
Mission Health Combined Group, 4.00%, 10/01/33	1,500	1,578,780

		9,098,055
Ohio — 1.1%
American Municipal Power, Inc., RB, Meldahl Hydroelectric Project, Green Bond, Series A:
5.00%, 2/15/29	700	823,284
5.00%, 2/15/30	885	1,033,698
5.00%, 2/15/31	800	928,224
5.00%, 2/15/32	1,000	1,154,550
5.00%, 2/15/33	1,195	1,372,876
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	523,890
5.63%, 7/01/32	1,000	1,047,560

Municipal Bonds	Par (000)	Value
Ohio (continued)
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	$4,500	$5,383,215
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32	1,500	671,250
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,853,702
5.00%, 12/31/30	2,400	2,725,104

		17,517,353
Oklahoma — 0.8%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	815	836,361
Norman Regional Hospital Authority, Refunding RB:
5.00%, 9/01/27	2,100	2,442,594
5.00%, 9/01/28	2,000	2,307,880
5.00%, 9/01/29	2,150	2,462,610
5.00%, 9/01/30	5,130	5,833,939

		13,883,384
Oregon — 0.9%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 7/01/35	7,390	8,645,783
State of Oregon Lottery, Refunding RB, Series C, 5.00%, 4/01/30	5,000	6,131,200

		14,776,983
Pennsylvania — 17.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,329,757
5.00%, 5/01/28	5,000	5,407,950
5.00%, 5/01/29	3,745	4,032,316
5.00%, 5/01/30	5,300	5,684,091
Chester County Health & Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/31	1,350	1,613,790
Main Line Health System, 5.00%, 10/01/32	1,450	1,723,427
Main Line Health System, 5.00%, 10/01/33	2,300	2,720,325
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,238,511
City of Philadelphia Pennsylvania, GO, Refunding (AGM):
5.00%, 8/01/30	10,735	12,721,619
5.00%, 8/01/31	10,000	11,792,600
Series A, 5.00%, 8/01/30 (c)	4,500	5,255,820
County of Allegheny Higher Education Building Authority, Refunding RB, Duquesne University, 4.00%, 3/01/21	350	380,076
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project:
Series A, 4.00%, 1/01/35	9,765	4,369,837
Series B, 3.50%, 12/01/35	6,790	3,038,525
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	750	795,803
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,327,109
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,438,038

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County of Cumberland Pennsylvania Municipal Authority, Refunding RB (continued):
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	$1,300	$1,446,120
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	2,957,105
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/32	1,510	1,680,826
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 6/01/31	2,275	2,417,597
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 7/01/26	1,180	1,365,449
5.00%, 7/01/28	800	927,048
5.00%, 7/01/29	1,365	1,569,231
5.00%, 7/01/30	1,435	1,637,263
County of Delaware Pennsylvania Authority, Refunding RB, Villanova University:
4.00%, 12/01/30	1,000	1,091,410
4.00%, 12/01/31	1,000	1,086,790
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 8/15/30	2,535	2,408,047
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network:
Series A, 5.00%, 7/01/30	800	928,088
Series B, 4.00%, 7/01/33	24,285	25,229,201
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,771,575
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/33	15,015	16,761,995
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,601,747
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	6,185	6,812,221
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	2,027,120
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,055	14,328,385
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	4,000	4,740,040
County of Westmoreland Municipal Authority, Refunding RB, (BAM):
5.00%, 8/15/27	1,500	1,782,855
5.00%, 8/15/28	3,000	3,537,480
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 2/15/32	4,000	4,713,840
5.00%, 2/15/34	1,750	2,046,362
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,764,500
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	5,000	5,639,500
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	15,014,827

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center:
5.00%, 3/15/30	$5,250	$6,197,152
5.00%, 3/15/31	4,500	5,276,160
Pennsylvania Higher Educational Facilities Authority, RB:
Series AT-1, 5.00%, 6/15/30	7,910	9,266,644
Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,593,455
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 5/01/30	425	495,431
Drexel University, 5.00%, 5/01/31	1,000	1,159,540
Drexel University, 5.00%, 5/01/32	1,750	2,020,428
Drexel University, 5.00%, 5/01/33	3,320	3,819,262
Drexel University, 5.00%, 5/01/35	1,000	1,142,940
La Salle University, 4.00%, 5/01/32	3,000	3,072,690
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 6/01/31	3,000	3,468,810
5.00%, 6/01/32	4,075	4,682,053
5.00%, 6/01/33	4,000	4,574,120
Pennsylvania Turnpike Commission, Refunding RB, Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	5,841,450
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	494,237
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,424,304
5.00%, 4/01/28	8,000	8,536,160
5.00%, 4/01/29	6,000	6,374,220
5.00%, 4/01/30	5,500	5,807,835
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	1,280	1,370,470
5.00%, 7/01/30	825	895,051
Upper Moreland Township School District, GO:
5.00%, 10/01/30	325	375,408
5.00%, 10/01/31	450	516,528
5.00%, 10/01/32	150	171,398
5.00%, 10/01/33	250	284,558

		294,016,520
Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/30	1,500	1,681,140
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	13,315,320
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	3,089,790
5.00%, 6/01/29	4,500	5,021,100
5.00%, 6/01/30	4,215	4,674,941

		27,782,291
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	2,000	2,056,760

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	31

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	$6,210	$6,874,408
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/31	1,300	1,505,374

		8,379,782
Texas — 19.0%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/30	1,600	1,852,048
5.00%, 1/01/31	1,175	1,351,086
5.00%, 1/01/33	1,500	1,714,515
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	12,500	14,092,500
5.00%, 8/15/33	14,000	15,745,800
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,863,702
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B, 5.25%, 11/15/33	20,000	24,403,400
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,901,839
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF- GTD), 4.00%, 8/15/31	1,250	1,354,488
Idea Public Schools (PSF- GTD), 4.00%, 8/15/33	1,200	1,282,608
Uplift Education, 3.10%, 12/01/22	915	920,801
Uplift Education, 3.95%, 12/01/32	1,800	1,799,928
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	13,003,614
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	552,850
6.38%, 1/01/33	460	521,861
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,124,357
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,656,780
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,248,610
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	34,731,787
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	10,985,700
Series B-2, 4.00%, 6/01/30	12,995	13,671,130
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/31	6,235	3,791,005
0.00%, 9/15/32	15,135	8,660,701
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,677,705
4.00%, 11/15/32	15,420	15,869,185

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	$1,000	$1,093,480
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD) (a):
0.00%, 8/15/31	1,200	718,068
0.00%, 8/15/32	2,000	1,134,040
0.00%, 8/15/33	4,485	2,410,732
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services, 4.00%, 5/15/31	9,970	10,525,329
New Hope Cultural Education Facilities Corp., RB, Series A:
Jubilee Academic Center, 3.63%, 8/15/22 (b)	295	296,705
Jubilee Academic Center, 4.25%, 8/15/27 (b)	450	450,986
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,481,238
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,272,981
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	472,286
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	271,243
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	786,886
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,794,368
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 5.00%, 1/01/30	8,500	10,054,140
2nd Tier, 5.00%, 1/01/33	10,000	11,456,700
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	635	669,855
5.50%, 1/01/32	1,000	1,058,070
Socorro Independent School District, GO, Refunding:
Series A, 4.00%, 8/15/34	1,500	1,627,830
Series B, 4.00%, 8/15/34	3,000	3,255,660
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/23	3,100	3,746,877
Texas A&M University, Refunding RB, Financing System, Series B, 5.00%, 5/15/22	5,000	5,879,600
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,961,820
5.00%, 12/15/31	25,000	27,593,500
Texas Public Finance Authority, Refunding RB, Midwestern State University:
4.00%, 12/01/29	2,000	2,188,260
4.00%, 12/01/30	2,000	2,172,580
4.00%, 12/01/31	1,650	1,784,788
Texas State University System, Refunding RB, Series A, 5.00%, 3/15/32	1,250	1,495,663
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier:
5.00%, 10/01/22	5,000	5,924,900
Series A, 5.00%, 4/01/22	5,000	5,854,200
University of Texas System, Refunding RB, Financing System, Series C, 5.00%, 8/15/20	7,410	8,277,266

		319,488,051

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Utah — 0.5%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	$7,750	$8,368,372
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,522,784
Virginia — 0.8%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,066,700
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,037,530
4.50%, 7/01/32	1,100	1,108,162
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	506,510
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (b)	2,000	2,183,740
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,272,103

		13,174,745
Washington — 2.4%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,032,421
5.00%, 9/01/27	1,000	1,042,050
5.25%, 9/01/32	1,850	1,905,999
Port of Seattle Washington, Refunding RB, Interemediate Lien, AMT, Series C (c):
5.00%, 5/01/33	6,695	7,819,693
5.00%, 5/01/34	6,000	6,980,520
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,456,050
Spokane Public Facilities District, Refunding RB, Series B, 5.00%, 12/01/32	5,895	6,645,787
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 1/01/31	1,000	1,174,610
5.00%, 1/01/32	1,140	1,331,053
5.00%, 1/01/33	3,345	3,884,816
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 7/01/28	1,000	1,103,390
5.00%, 7/01/33	1,100	1,189,903

		39,566,292
West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 6/01/31	1,950	2,254,727
5.00%, 6/01/33	1,100	1,260,864

		3,515,591
Wisconsin — 1.7%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	7,152,747
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	2,992,200
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,428,470

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Marquette University, 4.00%, 10/01/32	$4,520	$4,741,344
The Monroe Clinic, Inc., 5.00%, 2/15/28	500	585,410
The Monroe Clinic, Inc., 5.00%, 2/15/29	575	666,897
The Monroe Clinic, Inc., 5.00%, 2/15/30	500	573,795
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 9/01/32	9,000	8,775,270

		27,916,133
Total Municipal Bonds — 131.5%		2,208,874,535

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Colorado — 5.0%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (g):
4.25%, 11/15/29	33,820	35,845,253
4.25%, 11/15/30	35,210	37,318,490
4.25%, 11/15/31	8,085	8,569,156
4.25%, 11/15/32	2,230	2,363,540

		84,096,439
Florida — 5.9%
County of Broward Florida, ARB, Series Q-1 (g):
4.00%, 10/01/29	17,200	18,039,398
4.00%, 10/01/30	18,095	18,978,076
4.00%, 10/01/31	18,820	19,738,458
4.00%, 10/01/32	19,575	20,530,304
4.00%, 10/01/33	20,355	21,348,370

		98,634,606
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 9/01/28	3,375	3,541,237
4.00%, 9/01/29	6,524	6,846,392
4.00%, 9/01/30	6,324	6,636,541
4.00%, 9/01/31	8,649	9,076,060
4.00%, 9/01/32	7,749	8,131,730
4.00%, 9/01/33	9,374	9,836,771

		44,068,731
Texas — 9.7%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project:
4.00%, 9/15/30	15,000	15,768,326
4.00%, 9/15/31	19,475	20,472,543
4.00%, 9/15/32	18,075	19,000,833
4.00%, 9/15/33	11,000	11,563,439
4.00%, 9/15/34	11,885	12,493,770
4.00%, 9/15/35	4,500	4,730,498
Dallas Fort Worth International Airport, Refunding RB, AMT (g):
Series E, 4.00%, 11/01/32	6,915	7,500,107
Series E, 4.13%, 11/01/35	10,435	11,317,948
Series F, 5.00%, 11/01/29	12,820	13,904,753
Series F, 5.00%, 11/01/30	15,565	16,882,019
Series F, 5.00%, 11/01/31	10,000	10,846,141
Series F, 5.00%, 11/01/32	17,170	18,622,825

		163,103,202
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.2%		389,902,978
Total Long-Term Investments (Cost — $2,554,222,572) — 154.7%		2,598,777,513

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	33

Schedule of Investments (concluded)	BlackRock Municipal 2030 Target Term Trust (BTT)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (h)(i)	47,738,777	$47,757,872
Total Short-Term Securities (Cost — $47,743,372) — 2.8%		47,757,872
Total Investments (Cost — $2,601,965,944) — 157.5%		2,646,535,385
Liabilities in Excess of Other Assets — (2.0)%		(32,499,530)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.0)%		(184,614,557)
RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.5)%		(749,580,109)

Net Assets Applicable to Common Shares — 100.0%		$1,679,841,189

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between November 1, 2018 to November 15, 2020, is $128,621,860. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	96,809,834	(49,071,057)	47,738,777	$47,757,872	$396,447	$33,654	$14,500
[1] Includes net capital gain distributions.

(i)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,598,777,513	—	$2,598,777,513
Short-Term Securities	$47,757,872	—	—	47,757,872

Total	$47,757,872	$2,598,777,513	—	$2,646,535,385

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(184,114,916)	—	$(184,114,916)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

Total	—	$(934,114,916)	—	$(934,114,916)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$467,783
Arizona — 1.0%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (a)(b)	1,185	1,248,848
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35 (a)	275	287,042

		1,535,890
California — 16.3%
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (b)	1,010	1,106,637
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 7/01/51 (a)	1,200	1,279,860
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A (a):
5.00%, 6/01/36	990	1,024,234
5.00%, 6/01/46	1,220	1,249,682
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,060	2,139,763
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1, 5.13%, 6/01/47	265	260,172
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,425,946
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (b)	2,450	2,614,003
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,960	2,204,569
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,526,993
5.50%, 11/01/33	1,500	1,795,260
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	610	720,331
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 6/01/37	1,975	1,978,555
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	460	560,984
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,780	3,269,808

		24,156,797
Colorado — 2.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	250	253,728
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	2,039,887
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 7/01/34	1,675	1,740,626
Frasier Meadows Retirement Community Project, 5.25%, 5/15/37	210	223,371

		4,257,612

Municipal Bonds	Par (000)	Value
Florida — 6.4%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida (a):
5.00%, 5/01/32	$225	$229,509
5.00%, 5/01/48	555	558,363
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	370	430,099
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,839,340
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 5/01/37	180	184,964
5.38%, 5/01/47	185	190,432
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	875	1,027,128

		9,459,835
Illinois — 17.9%
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (b)	4,545	5,362,373
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,154,393
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,620,285
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,885,188
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	622,178
5.25%, 12/01/43	2,660	2,789,622
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,750	1,988,210
Rush University Medical Center, Series B, 7.25%, 11/01/18 (b)	1,600	1,725,136
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	2,900	3,172,136
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	280	296,332
Railsplitter Illinois Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,055	1,202,130
6.00%, 6/01/28	300	341,805
State of Illinois, GO:
5.25%, 2/01/31	730	778,764
5.25%, 2/01/32	1,500	1,594,035
5.50%, 7/01/33	1,500	1,603,590
5.50%, 7/01/38	320	339,859

		26,476,036
Indiana — 3.6%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (a):
6.63%, 1/15/34	125	129,286
6.75%, 1/15/43	185	191,322
6.88%, 1/15/52	375	387,769
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	500	506,140
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	3,400	3,641,026
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (a)	520	525,600

		5,381,143
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	910	929,947
5.25%, 12/01/25	625	666,675

		1,596,622

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	35

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Kansas — 2.2%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 5/15/43	$475	$486,794
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	2,500	2,724,050

		3,210,844
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,243,515
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	915	949,852

		2,193,367
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,945	2,212,107
Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 9/01/33	135	138,745
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 6/01/36	415	428,666

		567,411
Massachusetts — 3.1%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	790	876,315
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	548,080
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	955,588
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 1/01/45	375	409,661
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	415,774
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (b)	1,000	1,046,300
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	339,639

		4,591,357
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,400	1,597,036
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	910	964,791
6.00%, 10/15/18 (b)	540	572,513
6.00%, 10/15/38	50	52,866
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,525	1,645,018

		4,832,224
Mississippi — 1.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,750	2,241,750
Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immaunel Lutheran Corporation Project, Series A, 5.25%, 5/15/37	125	131,338
Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	2,600	2,816,112

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	$2,825	$3,136,682

		5,952,794
New Jersey — 5.7%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA:
5.50%, 6/15/19 (b)	500	542,900
5.50%, 12/15/29	250	260,460
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,685	1,743,267
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,990	2,080,804
Series AA, 5.50%, 6/15/39	2,245	2,401,387
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37 (c)	220	233,470
Tobacco Settlement Financing Corp., Series 1A, 5.00%, 6/01/41	1,235	1,178,832

		8,441,120
New York — 5.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	925,542
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Senior:
5.75%, 2/15/21 (b)	975	1,130,639
5.75%, 2/15/47	645	741,750
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	573,360
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,480	1,603,773
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38 (b)	3,250	3,474,088
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	280	279,462

		8,728,614
Ohio — 2.9%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,405	2,599,829
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,385	1,633,414

		4,233,243
Oklahoma — 1.5%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	1,110	1,219,024
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	928,311

		2,147,335
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (d)	575	246,548
Pennsylvania — 4.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42 (a)	420	437,295
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	800	861,712

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	$1,000	$1,024,670
Pennsylvania Turnpike Commission, RB, Sub Series A, 5.63%, 12/01/31	1,645	1,836,725
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,530	1,755,216

		5,915,618
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	305	302,499
5.63%, 5/15/43	1,420	1,393,347

		1,695,846
Rhode Island — 2.3%
Rhode Island Health & Educational Building Corp., RB, Series G (AGM), 5.00%, 5/15/42 (c)	355	406,049
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	2,870	2,888,684
5.00%, 6/01/50	125	128,332

		3,423,065
South Carolina — 2.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,147,623
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	875	952,123
Series E, 5.25%, 12/01/55	725	810,731

		3,910,477
Texas — 10.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/21 (b)	2,560	2,971,981
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,140	1,319,778
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (b)	2,710	3,109,075
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (b)	5	5,397
5.50%, 5/15/19 (b)	80	86,351
5.50%, 5/15/19 (b)	5	5,397
5.50%, 5/15/33	1,910	2,046,374
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,500	1,742,580
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (b)	1,250	1,333,850
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	520	593,091
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,243,575

		15,457,449
Virginia — 3.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	240	242,453
5.13%, 3/01/31	470	471,579
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	425	475,958

Municipal Bonds	Par (000)	Value
Virginia (continued)
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19 (b)	$475	$513,219
5.50%, 5/15/35	885	948,702
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	1,200	1,288,980
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,010	959,550

		4,900,441
Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 5/15/52 (a)	735	781,797
Total Municipal Bonds — 107.5%		159,146,463

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,120	1,182,250
California — 20.7%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(f)	3,000	3,152,880
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 8/01/46	1,840	1,963,501
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/20 (b)	3,700	4,137,118
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (b)(f)	4,041	4,550,299
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	5,977	6,580,906
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	600	645,090
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (b)	6,448	7,031,016
University of California, RB, Series O, 5.75%, 5/15/19 (b)	2,310	2,509,566

		30,570,376
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,129	2,339,512
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (b)	2,698	2,841,901

		5,181,413
Illinois — 4.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	4,300	4,509,926
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	1,244	1,407,072

		5,916,998
Nevada — 4.3%
County of Clark Nevada Water Reclamation District, GO (b):
Limited Tax, 6.00%, 7/01/18	4,000	4,186,920
Series B, 5.50%, 7/01/19	1,994	2,165,900

		6,352,820

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	37

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(f)	$1,680	$1,810,667
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	3,000	3,039,390
Series B, 5.25%, 6/15/36 (f)	2,481	2,576,220

		5,615,610
New York — 15.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	497	518,444
5.75%, 6/15/40	1,662	1,733,908
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	2,499	2,809,711
Series FF-2, 5.50%, 6/15/40	2,985	3,220,517
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,648,649
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	1,979,187
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,825,783
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	1,980	2,285,533
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,000	3,206,850

		22,228,582

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$1,514	$1,794,428
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 6/01/35	1,830	2,100,950

		3,895,378
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (b)(f)	3,074	3,272,300
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,553,430

		7,825,730
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 61.2%		90,579,824
Total Long-Term Investments (Cost — $231,503,995) — 168.7%		249,726,287
Other Assets Less Liabilities — 0.0%		109,288
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.8)%		(50,138,567)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (34.9)%		(51,706,784)

Net Assets Applicable to Common Shares — 100.0%		$147,990,224

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between May 7, 2018 to November 15, 2019, is $11,993,816. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	40,725	(40,725)	—	—	$3,153	$119	—

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(16)	September 2017	$1,890	$(171)
10-Year U.S. Treasury Note	(24)	September 2017	$3,021	773
Long U.S. Treasury Bond	(17)	September 2017	$2,600	(6,930)
Ultra U.S. Treasury Bond	(4)	September 2017	$658	(5,433)

Total				$(11,761)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$773	—	$773

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,534	—	$12,534

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$379,664	—	$379,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$19,214	—	$19,214

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,706,619

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$249,726,287	—	$249,726,287

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	39

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$773	—	—	$773
Liabilities:
Interest rate contracts	(12,534)	—	—	(12,534)

Total	$(11,761)	—	—	$(11,761)

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(50,027,598)	—	$(50,027,598)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

Total	—	$(102,027,598)	—	$(102,027,598)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 135.0%
Corporate — 10.3%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$18,795
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,558,592
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	5,160	5,824,660
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	740	787,168
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	1,500	1,619,955
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	1,275	1,387,646

		12,196,816
County/City/Special District/School District — 28.2%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,530	5,639,715
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	490	554,690
5.00%, 7/01/35	755	849,700
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/21 (c)	1,085	1,229,880
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (d)	1,990	2,001,641
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,872,893
5.50%, 10/01/29	2,630	3,439,488
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,106,740
5.38%, 1/01/44	2,400	2,522,568
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	775	883,120
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,000	1,218,500
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	740	834,979
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	860	980,873
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	380	440,355
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,777,250
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,945,275

		33,297,667
Education — 23.4%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	150	155,117
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	188,103

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey EDA, RB (continued):
Leap Academy Charter School, Series A, 6.20%, 10/01/44	$140	$141,679
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,618,560
School Facilities Construction (AGC), 5.50%, 12/15/18 (c)	1,045	1,110,699
School Facilities Construction (AGC), 5.50%, 12/15/34	20	21,013
Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,672,093
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (d):
5.63%, 8/01/34	415	410,750
5.88%, 8/01/44	290	289,026
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	1,000	1,034,290
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	355	367,521
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (c)	2,000	2,075,240
College of New Jersey, Series F, 4.00%, 7/01/35	190	197,957
Georgian Court University, Series D, 5.00%, 7/01/33	250	250,365
Kean University, Series A, 5.50%, 9/01/36	2,060	2,219,382
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,121,828
Montclair State University, Series B, 5.00%, 7/01/34	585	679,407
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	717,479
Princeton University, Series B, 5.00%, 7/01/29	1,160	1,453,248
Ramapo College, Series B, 5.00%, 7/01/42	265	290,769
Stevens Institute of Technology, Series A, 5.00%, 7/01/42	270	308,545
Stevens Institute of Technology, Series A, 4.00%, 7/01/47	400	407,824
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (c)	1,000	1,118,390
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	1,290	1,411,982
Series 1A, 5.00%, 12/01/25	305	325,029
Series 1A, 5.00%, 12/01/26	200	212,840
Series 1A, 5.25%, 12/01/32	500	531,660
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/22 (c)	155	182,351
5.00%, 7/01/40	1,000	1,134,700
5.00%, 7/01/42	345	383,481
5.00%, 7/01/45	1,345	1,518,115

		27,549,443
Health — 9.9%
New Jersey EDA, Refunding RB, Lions Gate Project, 5.25%, 1/01/44	430	444,878
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38 (c)	700	726,334

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	41

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, RB (continued):
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	$750	$853,988
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,347,063
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (c)	1,045	1,240,760
AHS Hospital Corp., 6.00%, 7/01/21 (c)	900	1,068,597
Princeton Healthcare System, 5.00%, 7/01/39	835	942,481
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	465	480,145
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	1,235	1,399,057
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	580	679,116
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	1,605	1,879,278
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	200	217,844
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	450	436,572

		11,716,113
Housing — 4.0%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,230,575
S/F Housing, Series AA, 6.38%, 10/01/28	50	51,518
S/F Housing, Series AA, 6.50%, 10/01/38	35	36,024
S/F Housing, Series CC, 5.00%, 10/01/34	715	733,819
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	395	404,851
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,223,580

		4,680,367
State — 10.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,572,660
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,589,406
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	873,577
(AGM), 5.00%, 6/15/22	2,940	3,322,406
New Jersey Health Care Facilities Financing Authority, RB, Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/38	1,825	1,864,256
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (c)	600	647,064

		12,869,369
Tobacco — 1.7%
Tobacco Settlement Financing Corp., Series 1A, 5.00%, 6/01/41	2,150	2,052,218
Transportation — 47.3%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,555,426
Series D, 5.00%, 1/01/40	800	864,808
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	5,000	5,583,450

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	$310	$361,634
Series A, 5.00%, 1/01/38	4,075	4,593,829
Series A, 5.00%, 1/01/43	500	561,430
Series E, 5.25%, 1/01/40 (c)	1,970	2,090,052
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/40 (f)	2,440	2,859,241
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	2,120,960
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/29	100	102,115
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	625	670,656
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/31	100	101,940
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	2,535	2,586,384
Transportation Program, Series AA, 5.00%, 6/15/38	2,850	2,976,084
Transportation Program, Series AA, 5.25%, 6/15/41	1,560	1,654,801
Transportation System, 6.00%, 12/15/38	945	989,708
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,502,974
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,850,765
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,076,000
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,046,460
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,417,431
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,071,160
Series 8, 6.00%, 12/01/42	1,430	1,603,187
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,000	1,035,440
166th Series, 5.25%, 7/15/36	4,000	4,508,520
Port Authority of New York & New Jersey, Refunding RB, 5.00%, 11/15/42 (f)	860	1,019,040

		55,803,495
Utilities — 1.0%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	1,173,980
Total Municipal Bonds in New Jersey		161,339,468

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	670	664,506
5.63%, 5/15/43	640	627,987
Total Municipal Bonds in Puerto Rico		1,292,493
Total Municipal Bonds — 137.8%		162,631,961

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey — 31.2%
County/City/Special District/School District — 8.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$780	$905,674
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,375,101
County of Union New Jersey Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,180	2,372,319

		9,653,094
Education — 4.3%
Rutgers—The State University of New Jersey, Refunding RB:
Series F, 5.00%, 5/01/19 (c)	1,501	1,607,735
Series L, 5.00%, 5/01/43	3,140	3,525,686

		5,133,421
State — 5.2%
New Jersey EDA, RB, School Facilities Construction (AGC) (c):
6.00%, 12/15/18	2,958	3,164,233
6.00%, 12/15/18	42	44,777
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (h)	2,787	2,909,035

		6,118,045
Transportation — 13.5%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (h)	4,700	5,298,404

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	$2,000	$2,026,260
Series B, 5.25%, 6/15/36 (h)	2,501	2,596,996
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,497	3,909,008
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,096,804

		15,927,472
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.2%		36,832,032
Total Long-Term Investments (Cost — $188,546,584) — 169.0%		199,463,993

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (i)(j)	3,411,106	$3,412,471
Total Short-Term Securities (Cost — $3,412,378) — 2.9%		3,412,471
Total Investments (Cost — $191,958,962) — 171.9%		202,876,464
Liabilities in Excess of Other Assets — (4.4)%		(5,175,647)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.4)%		(20,582,235)
VMTP Shares at Liquidation Value — (50.1)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$118,018,582

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default.

(b)	Non-income producing security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.

(f)	When-issued security.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between June 15, 2019 to September 1, 2020, is $7,519,842. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,695,856	1,715,250	3,411,106	$3,412,471	$4,711	$2,380	$93
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	43

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(8)	September 2017	$945	$(85)
10-Year U.S. Treasury Note	(24)	September 2017	$3,021	628
Long U.S. Treasury Bond	(14)	September 2017	$2,142	(5,707)
Ultra U.S. Treasury Bond	(2)	September 2017	$329	(2,716)

Total				$(7,880)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$628	—	$628

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$8,508	—	$8,508

[1]  Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$314,293	—	$314,293

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$90,564	—	$90,564

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,907,697

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$199,463,993	—	$199,463,993
Short-Term Securities	$3,412,471	—	—	3,412,471

Total	$3,412,471	$199,463,993	—	$202,876,464

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$628	—	—	$628
Liabilities:
Interest rate contracts	(8,508)	—	—	(8,508)

Total	$(7,880)	—	—	$(7,880)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(20,549,909)	—	$(20,549,909)
VMTP Shares at Liquidation Value	—	(59,100,000)	—	(59,100,000)

Total	—	$(79,649,909)	—	$(79,649,909)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	45

Schedule of Investments July 31, 2017	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 130.6%
Corporate — 3.7%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$301,344
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 7/01/22	650	723,678
5.00%, 7/01/28	795	851,008
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	572,429
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	1,000	1,222,650
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,655	2,080,252
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,504,560

		7,255,921
County/City/Special District/School District — 26.3%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	1,070	1,201,910
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	779,235
Series A-1, 5.00%, 8/01/35	1,000	1,125,340
Series D, 5.38%, 6/01/32	25	25,084
Series G-1, 6.25%, 12/15/31	15	16,077
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	808,618
Sub-Series G-1, 6.25%, 12/15/18 (b)	485	520,526
Sub-Series G-1, 5.00%, 4/01/28	630	730,951
Sub-Series G-1, 5.00%, 4/01/29	750	868,703
Sub-Series I-1, 5.38%, 4/01/36	530	567,264
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,579,354
Series E, 5.00%, 8/01/30	1,000	1,161,220
Series I, 5.00%, 8/01/30	1,000	1,163,370
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	2,000	427,200
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,500	2,894,225
5.00%, 11/15/45	3,700	4,251,041
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,960	768,594
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	519,180
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	161,445
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,006,480
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	175,375
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	350,893
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	502,915

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	$1,000	$1,171,670
Refunding Series B, 5.00%, 4/01/32	835	978,787
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Senior:
5.75%, 2/15/21 (b)	120	139,156
5.75%, 2/15/47	80	92,000
Hudson Yards Infrastructure Corp., Refunding RB, Second Indenture Fiscal 2017, Series A:
5.00%, 2/15/42	2,495	2,913,012
5.00%, 2/15/45	1,225	1,425,814
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,206,680
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,300,356
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	532,546
4 World Trade Center Project, 5.00%, 11/15/31	860	975,059
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,481,051
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,546,695
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,077,551
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,420	1,584,535
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,252,967

		51,282,879
Education — 30.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,153,240
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	285,485
Manhattan College Project, 5.00%, 8/01/35	525	611,683
New York Law School Project, 5.00%, 7/01/41	400	437,604
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	790,125
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	260,984
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,139,480
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	1,000	1,048,240
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	3,135	3,428,091
Series B, 4.00%, 8/01/35	470	492,790
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	625	682,562

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 6/01/35	$245	$264,745
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	185,203
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	2,155	1,763,932
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	395	464,172
4.00%, 7/01/46	745	782,988
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/21 (b)	1,900	2,184,867
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 7/01/38	320	363,926
Series B, 3.63%, 7/01/36	135	139,475
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	1,165	1,274,359
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	355	408,140
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	383,519
5.00%, 7/01/42	220	233,352
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	849,705
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	781,494
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 9/01/44	500	579,280
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	1,000	1,218,250
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	177,560
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	857,670
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	238,392
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	2,000	2,157,020
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,961,366
New York University, Series B, 5.00%, 7/01/37	1,250	1,424,125
Sales Tax, Series A, 5.00%, 3/15/42	875	1,035,554
Series B, 5.75%, 3/15/19 (b)	600	646,182
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (b)	750	808,297
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,234,140

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB (continued):
Teachers College, Series B, 5.00%, 7/01/42	$1,225	$1,361,636
Touro College & University System, Series A, 5.25%, 1/01/34	800	879,136
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,216,580
University of Rochester, Series A, 5.13%, 7/01/19 (b)	740	799,126
University of Rochester, Series A, 5.75%, 7/01/19 (b)	565	616,839
University of Rochester, Series A, 5.13%, 7/01/39	110	117,939
University of Rochester, Series A, 5.75%, 7/01/39	85	91,783
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,326,220
Barnard College, Series A, 5.00%, 7/01/33	530	611,048
Brooklyn Law School, 5.75%, 7/01/33	475	508,231
Cornell University, Series A, 5.00%, 7/01/40	800	882,384
Culinary Institute of America, 5.00%, 7/01/42	300	320,157
Fordham University, 5.00%, 7/01/44	850	963,968
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,380	1,565,886
New York University, Series A, 5.00%, 7/01/37	1,790	2,039,347
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,996,673
Skidmore College, Series A, 5.00%, 7/01/28	75	85,562
Skidmore College, Series A, 5.25%, 7/01/29	85	97,744
St. John’s Univerisity, Series A, 5.00%, 7/01/34	250	284,618
St. John’s University, Series A, 5.00%, 7/01/37	835	953,779
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,750,711
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	513,761
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	810	947,295
Teachers College, 5.50%, 3/01/19 (b)	450	482,045
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	469,294
Hofstra University Project, 5.00%, 7/01/47	120	138,520

		58,768,279
Health — 14.2%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	390	356,078
4.00%, 7/01/41	2,435	2,503,058
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	332,253
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	465	465,414

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	$200	$204,374
5.00%, 12/01/46	320	359,277
Series A, 5.00%, 12/01/32	240	265,478
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,863,229
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	3,019,604
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	254,148
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,409,196
Series B, 6.00%, 11/01/20 (b)	435	503,208
Series B, 6.00%, 11/01/30	65	72,142
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	751,295
5.00%, 1/01/34	1,250	1,360,400
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	1,500	1,743,690
Hudson Valley Hospital (AGM) (BHAC) (FHA), 5.00%, 8/15/17 (b)	750	752,168
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/19 (b)	500	547,540
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/19 (b)	200	219,016
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	500	570,130
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	529,275
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,511
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,529,732
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,936,707
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,096,060
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,430	1,616,901
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,166,242

		27,729,126
Housing — 2.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,308,024
5.00%, 7/01/33	500	562,195
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	925	968,475

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (continued)
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	$495	$514,503
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,480	1,490,671

		4,843,868
State — 12.6%
City of New York New York Transitional Finance Authority, BARB, Series S-2 (NPFGC), 4.25%, 1/15/34	1,015	1,016,939
City of New York New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	505	599,975
Series S-2, 5.00%, 7/15/35	505	599,975
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,807,475
Future Tax Secured, Sub-Series F-1, 5.00%, 5/01/38	1,425	1,684,136
Future Tax Secured, Sub-Series F-1, 5.00%, 5/01/39	1,775	2,092,832
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,843,600
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	4,380	4,914,053
Series C, 5.00%, 3/15/34	2,185	2,456,224
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	395	413,913
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	885	1,038,459
5.00%, 3/15/32	1,000	1,168,030

		24,635,611
Tobacco — 2.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,028,380
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	1,500	1,398,330
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	1,470	1,510,484
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/45	130	136,964
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	150	150,809
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	250	280,067
5.25%, 5/15/40	110	122,309
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	745	743,570

		5,370,913

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation — 31.0%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	$535	$623,633
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	637,961
Series C, 6.50%, 11/15/28	195	209,087
Series D, 5.25%, 11/15/41	1,000	1,142,260
Series E, 5.00%, 11/15/38	4,000	4,618,720
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 3.13%, 11/15/33	355	359,019
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	812,490
Green Bonds, Series A-1, 5.25%, 11/15/56	750	867,480
Series D, 5.25%, 11/15/30	910	1,085,494
Series F, 5.00%, 11/15/30	2,000	2,328,460
Series F, 5.00%, 11/15/35	500	582,860
Transportation, Series D, 5.00%, 11/15/34	800	889,072
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/51	230	253,235
5.00%, 11/15/56	2,695	3,049,096
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	3,115	3,368,530
5.25%, 1/01/50	4,810	5,275,608
(AGM), 4.00%, 7/01/41	800	825,360
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	2,305	2,463,814
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,071,160
Series 8, 6.00%, 12/01/42	1,000	1,121,110
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	840,960
179th Series, 5.00%, 12/01/38	575	667,466
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	658,643
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	551,810
Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,317,360
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	750	867,458
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	2,185	2,540,958
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,857,700
Series I, 5.00%, 1/01/27	1,000	1,148,560
Series I, 5.00%, 1/01/37	1,760	1,980,510
Series I, 5.00%, 1/01/42	280	313,824
Series J, 5.00%, 1/01/41	2,000	2,244,260
Series K, 5.00%, 1/01/32	2,575	3,012,080
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,179,680
Series B, 5.00%, 11/15/40	350	407,439
Series B, 5.00%, 11/15/45	310	358,388

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	$845	$517,664
General, CAB, Series B, 0.00%, 11/15/32 (c)	1,700	1,061,208
General, Series A, 5.25%, 11/15/45	590	691,403
General, Series A, 5.00%, 11/15/50	500	570,840

		60,372,660
Utilities — 7.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,105,730
Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,165,960
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	556,030
Series C (CIFG), 5.25%, 9/01/29	2,000	2,467,700
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.75%, 4/01/39	4,000	4,268,080
Series B, 5.00%, 9/01/41	200	229,706
Series B, 5.00%, 9/01/46	895	1,024,131
State of New York Environmental Facilities Corp., Refunding RB, SRF, New York City Municipal Water, Series B, 5.00%, 6/15/36	350	396,746
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,000	1,022,870
Series E, 5.00%, 12/15/41	2,000	2,317,040

		14,553,993
Total Municipal Bonds in New York		254,813,250

Puerto Rico — 2.4%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,400	2,512,416
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	2,220	2,178,330
Total Municipal Bonds in Puerto Rico		4,690,746
Total Municipal Bonds — 133.0%		259,503,996

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 30.1%
County/City/Special District/School District — 6.5%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	5,061,640
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,716,510
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	1,200	1,417,380
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,250	1,444,609

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	$2,610	$2,960,157

		12,600,296
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,075,189
State — 2.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	699,243
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	929,099
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	899,153
4.00%, 10/15/32	1,000	1,118,600
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,671,015

		5,317,110
Transportation — 7.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,362,507
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,706,385
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,692,514
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,348,870
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	1,500	1,741,515

		13,851,791

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Utilities — 11.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	$276	$288,024
5.75%, 6/15/40	923	963,282
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	6,004,229
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,937,987
Series FF-2, 5.50%, 6/15/40	810	873,909
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,956,617
Restructuring, 5.00%, 12/15/36	1,997	2,365,341
Restructuring, Series B, 4.00%, 12/15/35	370	404,051

		22,793,440
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.1%		58,637,826
Total Long-Term Investments (Cost — $297,312,091) — 163.1%		318,141,822

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	2,541,341	2,542,358
Total Short-Term Securities (Cost — $2,542,119) — 1.3%		2,542,358
Total Investments (Cost — $299,854,210) — 164.4%		320,684,180
Other Assets Less Liabilities — 0.5%		955,265
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%		(32,110,923)
VMTP Shares at Liquidation Value — (48.5)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$195,028,522

Notes to Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,933. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	214,518	2,326,823	2,541,341	$2,542,358	$10,990	$1,216	$239
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(24)	September 2017	$2,836	$(255)
10-Year U.S. Treasury Note	(66)	September 2017	$8,309	1,728
Long U.S. Treasury Bond	(38)	September 2017	$5,813	(15,491)
Ultra U.S. Treasury Bond	(13)	September 2017	$2,139	(17,657)

Total				$(31,675)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,728	—	$1,728

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$33,403	—	$33,403

[1]  Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$671,587	—	$671,587

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$123,457	—	$123,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$120,703	[1]
Average notional value of contracts — short	$21,185,195
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	51

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$318,141,822	—	$318,141,822
Short-Term Securities	$2,542,358	—	—	2,542,358

Total	$2,542,358	$318,141,822	—	$320,684,180

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,728	—	—	$1,728
Liabilities:
Interest rate contracts	(33,403)	—	—	(33,403)

Total	$(31,675)	—	—	$(31,675)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(32,047,199)	—	$(32,047,199)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

Total	—	$(126,547,199)	—	$(126,547,199)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2017

Statements of Assets and Liabilities

July 31, 2017	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Assets
Investments at value — unaffiliated[1]	$828,044,629	$80,731,607	$2,598,777,513	$249,726,287
Investments at value — affiliated[2]	252,217	2,172,350	47,757,872	—
Cash pledged for futures contracts	486,000	—	—	105,850
Receivables:
Interest — unaffiliated	11,204,661	963,540	24,221,771	2,948,062
Variation margin on futures contracts	27,703	—	—	5,719
Dividends — affiliated	2,222	1,305	33,718	42
Investments sold	—	—	1,081,223	1,753,322
Prepaid expenses	21,001	4,497	38,029	15,926

Total assets	840,038,433	83,873,299	2,671,910,126	254,555,208

Accrued Liabilities
Bank overdraft	256,903	—	952,808	299,333
Payables:
Investments purchased	5,818,984	—	49,566,537	3,254,213
Income dividends — Common Shares	1,898,222	22,738	5,062,300	739,578
Investment advisory fees	804,330	69,705	1,729,501	237,352
Interest expense and fees	495,272	—	499,641	110,969
Officer’s and Trustees’ fees	81,947	10,937	21,774	34,787
Other accrued expenses	191,826	87,322	541,351	154,370

Total accrued liabilities	9,547,484	190,702	58,373,912	4,830,602

Other Liabilities
TOB Trust Certificates	169,863,032	—	184,114,916	50,027,598
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs[3]	—	—	749,580,109	—
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3]	—	—	—	51,706,784

Total other liabilities	341,163,032	—	933,695,025	101,734,382

Total liabilities	350,710,516	190,702	992,068,937	106,564,984

Net Assets Applicable to Common Shareholders	$489,327,917	$83,682,597	$1,679,841,189	$147,990,224

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,985,849	$80,627,428	$1,671,189,475	$141,712,657
Undistributed net investment income	440,099	1,753,909	6,565,561	719,665
Accumulated net realized loss	(1,995,284)	(876,418)	(42,483,288)	(12,652,629)
Net unrealized appreciation (depreciation)	43,897,253	2,177,678	44,569,441	18,210,531

Net Assets Applicable to Common Shareholders	$489,327,917	$83,682,597	$1,679,841,189	$147,990,224

Net asset value per Common Share	$15.34	$15.05	$23.83	$14.48

[1] Investments at cost — unaffiliated	$784,090,539	$78,554,479	$2,554,222,572	$231,503,995
[2] Investments at cost — affiliated	$252,192	$2,171,800	$47,743,372	—
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	150	520
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	31,902,885	5,562,128	70,505,571	10,218,977

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	53

Statements of Assets and Liabilities

July 31, 2017	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$199,463,993	$318,141,822
Investments at value — affiliated[2]	3,412,471	2,542,358
Cash pledged for futures contracts	83,750	258,250
Receivables:
Interest — unaffiliated	1,611,132	3,104,917
Variation margin on futures contracts	4,812	13,844
Dividends — affiliated	889	1,987
Investments sold	—	20,000
Prepaid expenses	15,583	16,430

Total assets	204,592,630	324,099,608

Accrued Liabilities
Bank overdraft	88,634	141,724
Payables:
Investments purchased	5,933,126	1,032,880
Income dividends — Common Shares	533,889	777,814
Investment advisory fees	195,805	321,601
Interest expense and fees	32,326	63,724
Officer’s and Trustees’ fees	21,957	33,788
Other accrued expenses	118,402	152,356

Total accrued liabilities	6,924,139	2,523,887

Other Liabilities
TOB Trust Certificates	20,549,909	32,047,199
VMTP Shares, at liquidation value of $100,000 per share[3]	59,100,000	94,500,000

Total other liabilities	79,649,909	126,547,199

Total liabilities	86,574,048	129,071,086

Net Assets Applicable to Common Shareholders	$118,018,582	$195,028,522

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$108,944,690	$181,461,329
Undistributed net investment income	663,963	1,360,372
Accumulated net realized loss	(2,499,693)	(8,591,474)
Net unrealized appreciation (depreciation)	10,909,622	20,798,295

Net Assets Applicable to Common Shareholders	$118,018,582	$195,028,522

Net asset value per Common Share	$15.39	$15.04

[1] Investments at cost — unaffiliated	$188,546,584	$297,312,091
[2] Investments at cost — affiliated	$3,412,378	$2,542,119
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	7,670,867	12,963,574

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2017

Statements of Operations

Year Ended July 31, 2017	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Investment Income
Interest — unaffiliated	$33,774,165	$2,585,819	$87,885,598	$11,765,762
Dividends — affiliated	8,828	6,390	396,447	3,153

Total investment income	33,782,993	2,592,209	88,282,045	11,768,915

Expenses
Investment advisory	4,894,186	421,767	10,415,938	1,430,353
Professional	102,754	46,889	208,486	73,727
Officer and Trustees	61,975	10,136	180,152	20,761
Rating agency	38,935	—	39,842	37,083
Accounting services	36,766	15,434	255,995	63,779
Transfer agent	35,272	18,133	90,804	22,242
Custodian	34,562	4,836	101,681	12,758
Registration	12,875	9,828	30,360	9,873
Printing	8,378	5,275	19,581	9,237
Miscellaneous	27,290	11,616	75,610	8,641

Total expenses excluding interest expense, fees and amortization of offering costs	5,252,993	543,914	11,418,449	1,688,454
Interest expense, fees and amortization of offering costs[1]	5,284,709	—	13,486,931	1,536,275

Total expenses	10,537,702	543,914	24,905,380	3,224,729
Less fees waived by the Manager	(1,417)	(1,003)	(62,291)	(363)

Total expenses after fees waived	10,536,285	542,911	24,843,089	3,224,366

Net investment income	23,246,708	2,049,298	63,438,956	8,544,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	591,690	(13,421)	9,433,568	1,042,982
Investments — affiliated	566	87	31,899	119
Futures contracts	1,265,880	—	—	379,664
Capital gain distributions from investment companies — affiliated	2,449	402	1,755	—

	1,860,585	(12,932)	9,467,222	1,422,765

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(32,811,107)	(2,249,906)	(115,091,989)	(11,246,695)
Investments — affiliated	25	550	14,500	—
Futures contracts	25,011	—	—	19,214

	(32,786,071)	(2,249,356)	(115,077,489)	(11,227,481)

Net realized and unrealized loss	(30,925,486)	(2,262,288)	(105,610,267)	(9,804,716)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(7,678,778)	$(212,990)	$(42,171,311)	$(1,260,167)

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	55

Statements of Operations

Year Ended July 31, 2017	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest — unaffiliated	$8,667,639	$12,841,343
Dividends — affiliated	4,711	10,990

Total investment income	8,672,350	12,852,333

Expenses
Investment advisory	1,172,012	1,932,631
Professional	54,445	64,549
Officer and Trustees	15,083	24,665
Rating agency	38,758	38,814
Accounting services	36,024	52,954
Transfer agent	21,772	25,852
Custodian	10,913	16,881
Registration	9,833	9,893
Printing	5,719	6,562
Miscellaneous	13,078	15,020

Total expenses excluding interest expense, fees and amortization of offering costs	1,377,637	2,187,821
Interest expense, fees and amortization of offering costs[1]	1,241,084	1,993,631

Total expenses	2,618,721	4,181,452
Less fees waived by the Manager	(749)	(2,028)

Total expenses after fees waived	2,617,972	4,179,424

Net investment income	6,054,378	8,672,909

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	416,808	856,091
Investments — affiliated	358	486
Futures contracts	314,293	671,587
Capital gain distributions from investment companies — affiliated	2,022	730

	733,481	1,528,894

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,336,089)	(12,620,230)
Investments — affiliated	93	239
Futures contracts	90,564	123,457

	(8,245,432)	(12,496,534)

Net realized and unrealized loss	(7,511,951)	(10,967,640)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(1,457,573)	$(2,294,731)

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$23,246,708	$26,451,244	$2,049,298	$2,561,464
Net realized gain (loss)	1,860,585	8,618,728	(12,932)	(807,516)
Net change in unrealized appreciation (depreciation)	(32,786,071)	8,301,347	(2,249,356)	1,055,346

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,678,778)	43,371,319	(212,990)	2,809,294

Distributions to Common Shareholders[1]
From net investment income	(24,497,552)	(27,300,889)	(2,313,845)	(2,110,271)

Capital Share Transactions
Reinvestment of common distributions	168,908	297,726	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(32,007,422)	16,368,156	(2,526,835)	699,023
Beginning of year	521,335,339	504,967,183	86,209,432	85,510,409

End of year	$489,327,917	$521,335,339	$83,682,597	$86,209,432

Undistributed net investment income, end of year	$440,099	$1,899,506	$1,753,909	$2,201,242

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	57

Statements of Changes in Net Assets

	BlackRock Municipal 2030 Target Term Trust (BTT)		BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$63,438,956	$72,575,109	$8,544,549	$6,248,626
Net realized gain (loss)	9,467,222	30,017,801	1,422,765	(86,047)
Net change in unrealized appreciation (depreciation)	(115,077,489)	151,902,290	(11,227,481)	2,734,708

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(42,171,311)	254,495,200	(1,260,167)	8,897,287

Distributions to Common Shareholders[1]
From net investment income	(67,107,203)	(67,789,555)	(8,870,587)	(6,331,712)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	—	—	53,855,412
Reinvestment of common distributions	—	—	155,550	35,931

Net increase in net assets derived from capital share transactions	—	—	155,550	53,891,343

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(109,278,514)	186,705,645	(9,975,204)	56,456,918
Beginning of year	1,789,119,703	1,602,414,058	157,965,428	101,508,510

End of year	$1,679,841,189	$1,789,119,703	$147,990,224	$157,965,428

Undistributed net investment income, end of year	$6,565,561	$10,411,285	$719,665	$1,093,574

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

58	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$6,054,378	$6,610,109	$8,672,909	$9,727,051
Net realized gain (loss)	733,481	(590,231)	1,528,894	758,852
Net change in unrealized appreciation (depreciation)	(8,245,432)	7,418,065	(12,496,534)	12,379,377

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,457,573)	13,437,943	(2,294,731)	22,865,280

Distributions to Common Shareholders[1]
From net investment income	(6,425,586)	(6,858,003)	(9,330,442)	(10,277,182)

Capital Share Transactions
Reinvestment of common distributions	83,222	67,518	239,234	527,186

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(7,799,937)	6,647,458	(11,385,939)	13,115,284
Beginning of year	125,818,519	119,171,061	206,414,461	193,299,177

End of year	$118,018,582	$125,818,519	$195,028,522	$206,414,461

Undistributed net investment income, end of year	$663,963	$1,035,171	$1,360,372	$2,019,062

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	59

Statements of Cash Flows

Year Ended July 31, 2017	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(7,678,778)	$(42,171,311)	$(1,260,167)	$(1,457,573)	$(2,294,731)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	318,847,159	823,219,270	96,034,739	11,141,138	51,694,012
Purchases of long-term investments	(315,361,944)	(880,059,645)	(100,252,826)	(12,888,021)	(52,227,158)
Net proceeds from sales (purchases) of short-term securities	3,520,257	49,083,861	40,844	(1,716,257)	(2,327,354)
Amortization of premium and accretion of discount on investments and other fees	5,522,811	12,026,750	736,618	399,146	1,507,881
Net realized gain on investments	(592,256)	(9,465,467)	(1,043,101)	(417,166)	(856,577)
Net unrealized loss on investments	32,811,082	115,077,489	11,246,695	8,335,996	12,619,991
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(237,000)	—	(17,000)	36,000	(61,000)
Receivables:
Interest — unaffiliated	585,216	(1,832,611)	30,550	475	413,149
Dividends — affiliated	(1,796)	(21,875)	7	(565)	(1,832)
Variation margin on futures contracts	(27,703)	—	(5,719)	(4,812)	(13,844)
Prepaid expenses	39,223	19,390	10,871	12,904	13,055
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	372,121	809,663	113,632	92,681	152,156
Interest expense and fees	263,043	228,806	66,533	16,246	35,394
Officer’s and Trustees’ fees	7,858	(2,328)	4,647	2,094	3,259
Reorganization costs	—	—	(271,350)	—	—
Variation margin on futures contracts	(80,672)	—	(28,953)	(39,078)	(63,985)
Other accrued expenses	40,428	459,308	104,980	44,648	49,354

Net cash provided by operating activities	38,029,049	67,371,300	5,511,000	3,557,856	8,641,770

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	37,051,137	—	7,408,442	2,660,000	4,643,689
Repayments of TOB Trust Certificates	(48,833,878)	—	(4,573,802)	—	(3,941,692)
Proceeds from Loan for TOB Trust Certificates	14,721,094	—	999,650	—	2,352,204
Repayments of Loan for TOB Trust Certificates	(16,766,119)	—	(999,650)	—	(2,787,204)
Cash dividends paid to Common Shareholders	(24,573,597)	(67,685,349)	(8,714,294)	(6,342,000)	(9,090,290)
Increase in bank overdraft	256,903	282,780	299,333	88,634	141,724
Amortization of deferred offering costs	—	31,269	6,112	(8)	—

Net cash used for financing activities	(38,144,460)	(67,371,300)	(5,574,209)	(3,593,374)	(8,681,569)

Cash
Net decrease in cash	(115,411)	—	(63,209)	(35,518)	(39,799)
Cash at beginning of year	115,411	—	63,209	35,518	39,799

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,021,666	$13,226,856	$1,463,630	$1,224,846	$1,958,237

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$168,908	—	$155,550	$83,222	$239,234

See Notes to Financial Statements.

60	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$15.84	$15.83	$14.50	$16.32

Net investment income[1]	0.73	0.83	0.83	0.87	0.89
Net realized and unrealized gain (loss)	(0.97)	0.54	0.05	1.39	(1.78)

Net increase (decrease) from investment operations	(0.24)	1.37	0.88	2.26	(0.89)

Distributions to Common Shareholders from net investment income[2]	(0.77)	(0.86)	(0.87)	(0.93)	(0.93)

Net asset value, end of year	$15.34	$16.35	$15.84	$15.83	$14.50

Market price, end of year	$14.71	$16.76	$14.65	$14.41	$13.63

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.22)%	8.92%	5.96%	16.48%	(5.81)%

Based on market price	(7.59)%	20.72%	7.66%	12.80%	(13.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.14%	1.68%	1.53%	1.59%	1.63%

Total expenses after fees waived and paid indirectly	2.14%	1.68%	1.53%	1.59%	1.63%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.07%	1.04%	1.00%	1.03%	1.01%

Net investment income to Common Shareholders	4.73%	5.17%	5.20%	5.78%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$489,328	$521,335	$504,967	$504,531	$462,273

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$385,656	$404,341	$394,785	$394,531	$369,862

Borrowings outstanding, end of year (000)	$169,863	$183,691	$155,533	$106,698	$158,655

Portfolio turnover rate	38%	30%	37%	25%	22%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	61

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31,
	2017	2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.50	$15.37	$15.42		$15.31		$16.05

Net investment income[1]	0.37	0.46	0.42		0.47		0.68
Net realized and unrealized gain (loss)	(0.40)	0.05	(0.03)		0.25		(0.65)
Distributions to AMPS Shareholders from net investment income	—	—	(0.00)[2]		(0.00)[2]		(0.01)

Net increase (decrease) from investment operations	(0.03)	0.51	0.39		0.72		0.02

Distributions to Common Shareholders from net investment income[3]	(0.42)	(0.38)	(0.44)		(0.61)		(0.76)

Net asset value, end of year	$15.05	$15.50	$15.37		$15.42		$15.31

Market price, end of year	$15.05	$15.21	$14.82		$15.16		$15.12

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(0.20)%	3.41%	2.59%		4.84%		0.12%

Based on market price	1.70%	5.24%	0.62%		4.36%		1.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.64%	0.64%	0.68%	[5]	0.74%	[5]	0.92%	[5]

Total expenses after fees waived and paid indirectly	0.64%	0.64%	0.68%	[5]	0.74%	[5]	0.92%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.64%	0.64%	0.68%	[5,7]	0.74%	[5,7]	0.92%	[5,7]

Net investment income	2.43%	3.00%	2.69%	[5]	3.05%	[5]	4.23%	[5]

Distributions to AMPS Shareholders	—	—	0.00%		0.01%		0.09%

Net investment income to Common Shareholders	2.43%	3.00%	2.69%		3.04%		4.14%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$83,683	$86,209	$85,510		$85,748		$85,139

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$625		$19,100

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$3,454,938		$136,438

Borrowings outstanding, end of year (000)	—	—	$134		$190		$280

Portfolio turnover rate	—	7%	14%		1%		9%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[7]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2015	2014	2013
Expense ratios	0.67%	0.73%	0.87%

See Notes to Financial Statements.

62	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock Municipal 2030 Target Term Trust (BTT)

	Year Ended July 31,				Period August 30, 2012[1] to July 31, 2013
	2017	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$25.38	$22.73	$21.99	$18.75	$23.88 [2]

Net investment income[3]	0.90	1.03	1.09	1.12	0.80
Net realized and unrealized gain (loss)	(1.50)	2.58	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	(0.60)	3.61	1.70	4.35	(4.15)

Distributions to Common Shareholders:[4]
From net investment income	(0.95)	(0.96)	(0.96)	(1.09)	(0.87)
From return of capital	—	—	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.95)	(0.96)	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$23.83	$25.38	$22.73	$21.99	$18.75

Market price, end of period	$23.14	$24.24	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	(2.14)%	16.57%	8.32%	24.50%	(18.00)%[6]

Based on market price	(0.51)%	21.67%	11.37%	12.78%	(23.05)%[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49% [7]	1.17%	1.14%	1.22%	0.99% [8]

Total expenses after fees waived and paid indirectly	1.49% [7]	1.09%	1.06%	1.21%	0.99% [8]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[9]	0.68% [7]	0.61%	0.62%	0.72%	0.64% [8]

Net investment income to Common Shareholders	3.80% [7]	4.30%	4.77%	5.61%	3.78% [8]

Supplemental Data
Net assets, end of period (000)	$1,679,841	$1,789,120	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$16,198,941	$16,927,465	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,115	$184,115	$184,120	$184,120	$238,705

Portfolio turnover rate	32%	42%	12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[6]	Aggregate total return.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]	Annualized.

[9]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	63

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31,
	2017	2016		2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.47	$15.14		$15.09		$13.89		$15.91

Net investment income[1]	0.84	0.84		0.87		0.87		0.85
Net realized and unrealized gain (loss)	(0.96)	0.36		0.05		1.20		(2.00)

Net increase (decrease) from investment operations	(0.12)	1.20		0.92		2.07		(1.15)

Distributions to Common Shareholders from net investment income[2]	(0.87)	(0.87)		(0.87)		(0.87)		(0.87)

Net asset value, end of year	$14.48	$15.47		$15.14		$15.09		$13.89

Market price, end of year	$15.27	$16.00		$13.44		$13.48		$12.47

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.65)%	8.40%		6.76%		16.06%		(7.56)%

Based on market price	1.30%	26.29%		6.09%		15.49%		(18.75)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%	2.01%	[4]	1.76%		1.85%		1.83%

Total expenses after fees waived and paid indirectly	2.16%	2.01%	[4]	1.76%		1.85%		1.83%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.13%	1.45%	[4,6]	1.50%	[6]	1.56%	[6]	1.49% [6]

Net investment income to Common Shareholders	5.72%	5.50%		5.65%		6.09%		5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$147,990	$157,965		$101,509		$101,163		$93,145

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$52,000	$52,000		$34,200		$34,200		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$384,597	$403,780		$396,809		$395,798		$372,353

Borrowings outstanding, end of year (000)	$50,028	$47,193		$29,682		$29,682		$34,096

Portfolio turnover rate	39%	17%		11%		22%		33%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2016	2015	2014	2013
Expense ratios	1.38%	1.17%	1.19%	1.17%

See Notes to Financial Statements.

64	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.41	$15.55	$15.61	$14.36	$16.17

Net investment income[1]	0.79	0.86	0.86	0.88	0.88
Net realized and unrealized gain (loss)	(0.97)	0.90	(0.01)	1.27	(1.75)

Net increase (decrease) from investment operations	(0.18)	1.76	0.85	2.15	(0.87)

Distributions to Common Shareholders from net investment income[2]	(0.84)	(0.90)	(0.91)	(0.90)	(0.94)

Net asset value, end of year	$15.39	$16.41	$15.55	$15.61	$14.36

Market price, end of year	$15.97	$16.79	$14.61	$14.68	$13.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.91)%	11.81%	5.79%	16.01%	(5.82)%

Based on market price	0.50%	21.76%	5.69%	14.60%	(17.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.21%	1.81%	1.80%	1.89%	1.81%

Total expenses after fees waived and paid indirectly	2.21%	1.81%	1.79%	1.89%	1.81%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.16%	1.15%	1.15%	1.18%	1.13%

Net investment income to Common Shareholders	5.12%	5.45%	5.43%	5.96%	5.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$118,019	$125,819	$119,171	$119,509	$109,950

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100	$59,100	$59,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$299,693	$312,891	$301,643	$302,215	$286,040

Borrowings outstanding, end of year (000)	$20,550	$17,890	$17,301	$17,301	$17,302

Portfolio turnover rate	6%	11%	12%	20%	9%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	65

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.94	$14.97	$14.68	$13.47	$15.53

Net investment income[1]	0.67	0.75	0.79	0.81	0.87
Net realized and unrealized gain (loss)	(0.85)	1.02	0.33	1.23	(2.06)

Net increase (decrease) from investment operations	(0.18)	1.77	1.12	2.04	(1.19)

Distributions to Common Shareholders from net investment income[2]	(0.72)	(0.80)	(0.83)	(0.83)	(0.87)

Net asset value, end of year	$15.04	$15.94	$14.97	$14.68	$13.47

Market price, end of year	$15.37	$16.71	$14.54	$13.79	$13.16

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.93)%	12.13%	8.00%	15.98%	(8.18)%

Based on market price	(3.43)%	21.02%	11.67%	11.51%	(16.73)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.15%	1.75%	1.73%	1.82%	1.85%

Total expenses after fees waived and paid indirectly	2.14%	1.75%	1.73%	1.82%	1.84%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.12%	1.11%	1.12%	1.13%	1.14%

Net investment income to Common Shareholders	4.45%	4.89%	5.24%	5.89%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,029	$206,414	$193,299	$189,548	$173,976

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$306,379	$318,428	$304,549	$300,580	$284,102

Borrowings outstanding, end of year (000)	$32,047	$31,780	$28,961	$28,461	$31,620

Portfolio turnover rate	16%	14%	11%	26%	23%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust and BlackRock New York Municipal Income Trust, are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified*
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified*
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified*
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset value (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: The Board and shareholders of BBF and Board and shareholders of BlackRock Municipal Bond Investment Trust (“BIE”) approved the reorganization of the BIE into BBF. As a result, BBF acquired substantially all of the assets and assumed substantially all of the liabilities of BIE in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of BBF.

Each BIE Common Shareholder of received Common Shares of BBF in an amount equal to the aggregate net asset value of such Common Shares, as determined at the close of business on May 13, 2016, less the cost of BIE’s of reorganization. Cash was distributed for any fractional Common Shares.

Each BIE VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of BBF, par value $0.001 per share and with a liquidation preference of $100,000 per share, in exchange for each BIE VRDP Share held by such BIE VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares of BBF in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BBF
BIE Common Shares	3,338,684	1.04878969	3,501,574
BIE VRDP Shares	178	1	178

BIE’s common net assets and composition of common net assets on May 13, 2016, the valuation date of the reorganization, were as follows:

BIE
Net assets Applicable to Common Shares	$53,855,412
Paid-in-capital	$46,862,621
Undistributed net investment income	$270,481
Accumulated net realized loss	$(3,094,350)
Net unrealized appreciation (depreciation)	$9,816,660

For financial reporting purposes, assets received and shares issued by BBF were recorded at fair value. However, the cost basis of the investments being received from BIE were carried forward to align ongoing reporting of BBF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of BBF before the acquisition were $103,135,598. The aggregate net assets of BBF immediately after the acquisition amounted to $156,991,010. BIE’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BIE	$86,823,654	$77,006,994	$16,235,808	$17,800,000

The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on May 16, 2016.

ANNUAL REPORT	JULY 31, 2017	67

Notes to Financial Statements (continued)

In connection with the reorganizations, BBF investment advisory fee was reduced by 3 basis points, from 0.60% of BBF’s average weekly managed assets to 0.57% of BBF’s average weekly net assets as defined in Note 6.

Assuming the acquisition had been completed on August 1, 2015, the beginning of the fiscal reporting period of BBF, the pro forma results of operations for the year ended July 31, 2016, are as follows:

•	Net investment income: $8,410,064

•	Net realized and change in unrealized gain (loss) on investments: $3,935,649

•	Net increase in net assets resulting from operations: $12,345,713

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BBF that have been included in BBF’s Statement of Operations since May 16, 2016.

Reorganization costs incurred in connection with the reorganization were expensed by BBF.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

68	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Trust. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

ANNUAL REPORT	JULY 31, 2017	69

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

70	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$366,100,176	$169,863,032	0.83% - 1.02%	$180,343,201	1.37%
BTT	$389,902,978	$184,114,916	0.85% - 0.89%	$184,114,916	1.75%
BBF	$90,579,824	$50,027,598	0.84% - 1.09%	$49,434,309	1.38%
BNJ	$36,832,032	$20,549,909	0.82% - 1.09%	$18,035,663	1.51%
BNY	$58,637,826	$32,047,199	0.84% - 0.97%	$32,206,794	1.37%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2017.

For the year ended July 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	—	—	$604,571	0.82%
BBF	—	—	$19,171	0.78%
BNY	—	—	$541,516	0.85%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed,

ANNUAL REPORT	JULY 31, 2017	71

Notes to Financial Statements (continued)

a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fees	0.58%	0.50%	0.57%	0.60%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2017, the amounts waived were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Amounts waived	$1,417	$1,003	$62,291	$363	$749	$2,028

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2017, there were no such fees waived by the Manager.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2017, purchases and sales of investments and excluding short-term securities, were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Purchases	$314,386,642	—	$842,812,856	$101,603,822	$18,821,147	$53,260,038
Sales	$317,692,212	$1,791,306	$824,300,493	$97,300,341	$11,141,138	$51,714,012

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the amortization

72	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the sale of bonds received from tender option bond trusts and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BTT	BBF	BNY
Paid-in capital	—	$(205,104)	$(31,270)	$(156,661)	$(2,408,109)
Undistributed net investment income	$(208,563)	$(182,786)	$(177,477)	$(47,871)	$(1,157)
Accumulated net realized loss	$ 208,563	$387,890	$208,747	$204,532	$2,409,266

The tax character of distributions paid was as follows:

		BFZ	BFO	BTT	BBF	BNJ	BNY
Tax-exempt income[1]	7/31/2017	$27,289,661	$2,313,845	$77,303,688	$9,707,999	$7,367,061	$10,868,814
	7/31/2016	29,134,487	2,110,271	73,709,829	6,678,688	7,454,253	11,289,934
Ordinary income[2]	7/31/2017	742	—	8,726	—	23,183	2,342
	7/31/2016	6,483	—	112,218	—	40,113	2,355

Total	7/31/2017	$27,290,403	$2,313,845	$77,312,414	$9,707,999	$7,390,244	$10,871,156

	7/31/2016	$29,140,970	$2,110,271	$73,822,047	$6,678,688	$7,494,366	$11,292,289

[1]	The Trusts designate these amounts paid during the fiscal year ended July 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Undistributed tax-exempt income	—	$1,769,079	$1,672,538	—	$376,825	$882,482
Undistributed ordinary income	$905	—	31,175	$5,344	19,223	28,402
Capital loss carryforwards	(1,442,647)	(882,309)	(31,050,310)	(11,354,444)	(1,904,575)	(7,735,635)
Net unrealized gains[3]	43,783,810	2,168,399	37,998,311	17,626,667	10,582,419	20,391,944

Total	$42,342,068	$3,055,169	$8,651,714	$6,277,567	$9,073,892	$13,567,193

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of July 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BTT	BBF	BNJ	BNY
No expiration date[4]	—	$820,209	$31,050,310	$3,775,937	$1,034,744	$4,272,129
2018	$1,442,647	62,100	—	6,927,043	842,367	1,480,575
2019	—	—	—	651,464	27,464	1,982,931

Total	$1,442,647	$882,309	$31,050,310	$11,354,444	$1,904,575	$7,735,635

[4]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$1,661,565
BTT	$9,242,479
BBF	$1,488,933
BNJ	$1,016,635
BNY	$1,630,321

As of July 31, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Tax cost	$614,332,022	$80,725,670	$2,424,422,158	$181,940,573	$171,723,764	$268,213,900

Gross unrealized appreciation	$45,762,852	$2,968,268	$73,311,937	$18,333,385	$13,013,503	$21,742,656
Gross unrealized depreciation	(1,661,060)	(789,981)	(35,313,626)	(575,269)	(2,410,712)	(1,319,575)

Net unrealized appreciation	$44,101,792	$2,178,287	$37,998,311	$17,758,116	$10,602,791	$20,423,081

9. Principal Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

ANNUAL REPORT	JULY 31, 2017	73

Notes to Financial Statements (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of the BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

There is no assurance that BTT will achieve its investment objective and BTT may return less than $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of the BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trust, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount

74	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ and BFO invested a significant portion of their assets in securities in the county, city, special district and school district sector. BTT and BNJ invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Trust’s Common Shares is $0.001. The par value of each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BFZ	BBF	BNJ	BNY
2017	10,394	10,545	5,281	15,306
2016	18,396	2,331	4,172	33,994

For the years ended July 31, 2017 and July 31, 2016, shares issued and outstanding remained constant for BFO and BTT.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of BBF were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41
	5/16/16	178	$17,800,000	10/01/41

ANNUAL REPORT	JULY 31, 2017	75

Notes to Financial Statements (continued)

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BBF entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider was scheduled to expire on December 4, 2015. BBF renewed the fee agreement which is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2017, the annualized dividend rate for BBF’s VRDP Shares was 1.61%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On October 22, 2015, BBF commenced a three-year term ending April 18, 2018 (the “special rate period”), with respect to the VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BBF were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by BBF on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BBF is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BBF will not pay any fees to the liquidity provider and remarketing agent during the special rate period. BBF will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BBF redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2017, VRDP Shares issued and outstanding of BBF remained constant.

76	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BFZ	3/22/12	1,713	$171,300,000	3/30/19
BNJ	3/22/12	591	$59,100,000	3/30/19
BNY	3/22/12	945	$94,500,000	3/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2017, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNJ	BNY
Rates	1.63%	1.63%	1.63%

For the year ended July 31, 2017, VMTP Shares issued and outstanding of BFZ, BNJ and BNY remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. Amendments to the RVMTP governing documents generally require the consent of the holders of RVMTP Shares.

As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BTT	1/10/13	50	$250,000,000	12/31/30
	1/30/13	50	$250,000,000	12/31/30
	2/20/13	50	$250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	JULY 31, 2017	77

Notes to Financial Statements (concluded)

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The initial fixed rate spread was agreed upon by the initial purchaser and BTT on the initial date of issuance for the RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and all of the holders of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2017, the average annualized dividend rate for BTT’s RVMTP Shares was 1.36%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2017, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2017, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BFZ	$0.059500	$0.059500	VMTP	W-7	$247,751
BFO	$0.031000	$0.031000	N/A	N/A	N/A
BTT	$0.071800	$0.071800	RVMTP	W-7	$912,740
BBF	$0.072375	$0.072375	VRDP	W-7	$74,324
BNJ	$0.069600	$0.069600	VMTP	W-7	$85,476
BNY	$0.060000	$0.060000	VMTP	W-7	$136,675

[1]	Net investment income dividend paid on September 1, 2017 to Common Shareholders of record on August 15, 2017.

[2]	Net investment income dividend declared on September 1, 2017, payable to Common Shareholders of record on September 15, 2017.

[3]	Dividends declared for period August 1, 2017 to August 31, 2017.

78	ANNUAL REPORT	JULY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust (collectively, the “Trusts”) as of July 31, 2017, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust as of July 31, 2017, and the results of their operations for the year then ended, the cash flows for BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2017

ANNUAL REPORT	JULY 31, 2017	79

Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Municipal 2030 Target Term Trust (“BTT” and together with BFZ, BFO, BBF, BNJ and BNY, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of BFZ, BFO, BBF, BNJ and BNY considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each of BFZ, BFO, BBF, BNJ and BNY has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”) for BFZ, BBF, BNJ and BNY, as well as the performance of

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[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreements (continued)

BTT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing its Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge,

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Disclosure of Investment Advisory Agreements (continued)

which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and a Customized Peer Group for BFZ, BBF, BNJ and BNY and the performance of BTT as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the fourth, third and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BFZ’s underperformance during these periods. The Board was informed that, among other things, the portfolio management team’s higher quality bias and a lower relative duration posture were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BFZ’s investment performance. Discussions covered topics such as: investment risks undertaken by BFZ; performance attribution; BFZ’s investment personnel; and the resources appropriate to support BFZ’s investment processes.

The Board of BFO noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BFO. The Composite measures a blend of total return and yield. The Board noted that BFO has a targeted maturity, and as such, has managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

The Board of BBF noted that for the one-, three- and five-year periods reported, BBF ranked in third, fourth, and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBF. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BBF’s underperformance during these periods. The Board was informed that, among other things, BBF’s lower relative duration posture was the primary detractor from performance.

In further discussions with the Board, BlackRock noted that as of March 31, 2017, BBF’s performance has shown improvement for the one-year period relative to BBF’s Customized Peer Group Composite, and that BBF’s management fee was previously reduced in connection with BBF’s reorganization in May of 2016.

The Board of BNJ noted that for the one-, three- and five-year periods reported, BNJ ranked second out of three funds, first out of three funds, and first out of three funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNJ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BNJ’s underperformance during the one-year period.

The Board of BNY noted that for each of the one-, three- and five-year periods reported, BNY ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY. The Composite measures a blend of total return and yield.

The Board of BTT noted that for the one-year, three-year and since-inception periods reported, BTT underperformed, exceeded and underperformed, respectively, its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT. The Board and BlackRock reviewed BTT’s underperformance during the one-year and since-inception periods. The Board noted that BTT’s overweight duration positioning was the primary detractor from performance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving BTT’s investment performance. Discussions covered topics such as: investment risks undertaken by BTT; performance attribution; BTT’s investment personnel; and the resources appropriate to support BTT’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a

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Disclosure of Investment Advisory Agreements (continued)

fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BFZ noted that BFZ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BNY noted that BNY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board of BFO noted that BFO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board of BBF noted that BBF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board of BNJ noted that BNJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers.

The Board of BTT noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and

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Disclosure of Investment Advisory Agreements (concluded)

improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding, including the completion of the redemption of AMPS for BFO; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

86	ANNUAL REPORT	JULY 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]  For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	JULY 31, 2017	87

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	BNJ are Phillip Soccio and Ted Jaeckel.

•	BNY are Michael Kalinoski and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10286	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

88	ANNUAL REPORT	JULY 31, 2017

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester[1]		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	29,175,019	626,401	29,055,553	745,867	1,713	0	29,161,231	640,189
BFO	4,704,888	282,324	4,517,149	470,063	4,517,149	470,063	4,704,888	282,324
BBF	9,319,918	335,965	9,346,165	309,718	520	0	9,341,165	314,718
BTT	66,105,667	867,574	65,887,325	1,085,916	150	0	66,110,159	863,082
BNJ	6,774,918	268,979	6,756,428	287,469	591	0	6,766,762	277,135
BNY	11,146,582	576,658	11,435,334	287,906	945	0	11,453,106	270,134

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

¹	Voted on by holders of preferred shares only for BFZ, BBF, BTT, BNJ, and BNY.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 79, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

ANNUAL REPORT	JULY 31, 2017	89

Additional Information (continued)

General Information (concluded)

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

90	ANNUAL REPORT	JULY 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles (concluded)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2017	91

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/17-AR

JULY 31, 2017

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. Divergent global monetary policy continued in earnest, as the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus despite nascent signs of sustained economic growth in both countries.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the positive outlook for economic growth have kept markets relatively tranquil.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.51%	16.04%
U.S. small cap equities (Russell 2000® Index)	5.35	18.45
International equities (MSCI Europe, Australasia, Far East Index)	13.79	17.77
Emerging market equities (MSCI Emerging Markets Index)	18.98	24.84
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.35	0.54
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.33	(5.73)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.51	(0.51)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	0.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.57	10.94
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JULY 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of vastly rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended July 31, 2017, municipal bond funds garnered net inflows of approximately $593 million (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $412 billion (above the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 57%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2017
6 months: 3.40%
12 months: 0.36%

A Closer Look at Yields

From July 31, 2016 to July 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.12% to 2.74%, while 10-year rates rose by 55 bps from 1.40% to 1.95% and 5-year rates increased 37 bps from 0.84% to 1.21% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 20 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. Municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though growing expectation that tax reform is likely to be delayed or watered down quickly eased investor concerns. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), with a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	5

Fund Summary as of July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2017 ($14.07)[1]	3.80%
Tax Equivalent Yield[2]	7.69%
Current Monthly Distribution per Common Share[3]	$0.0445
Current Annualized Distribution per Common Share[3]	$0.5340
Economic Leverage as of July 31, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MNE[1,2]	(6.47)%	(0.75)%
Lipper Intermediate Municipal Debt Funds[3]	(2.99)%	(0.64)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

New York municipals slightly outperformed the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects are exhibiting positive trends, albeit slightly behind national averages.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Allocations to education and project finance bonds made the largest contributions to performance at the sector level.

•	Exposure to short-dated maturities, which exhibited less of a price decline relative to longer-dated issues, contributed to performance as yields rose during the period.

6	ANNUAL REPORT	JULY 31, 2017

BlackRock Muni New York Intermediate Duration Fund, Inc.

•

While the Fund’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

•

Positions in intermediate- and longer-dated maturities declined the most in value, as they typically have longer durations relative to shorter maturities. The Fund’s investments in the education and transportation sectors detracted, as did its allocation to bonds rated single-A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$14.07	$15.75	(10.67)%	$16.30	$13.20
Net Asset Value	$15.47	$16.32	(5.21)%	$16.34	$14.80

Market Price and Net Asset Value History For the Past Five Years

ANNUAL REPORT	JULY 31, 2017	7

BlackRock Muni New York Intermediate Duration Fund, Inc.

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Education	24%	21%
Transportation	22	25
County/City/Special District/School District	21	21
Health	10	12
State	10	7
Utilities	6	6
Housing	3	3
Corporate	3	4
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	2%
2018	5
2019	8
2020	6
2021	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	11%	10%
AA/Aa	50	48
A	20	23
BBB/Baa	13	12
BB/Ba	2	3
N/R	4	4	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

8	ANNUAL REPORT	JULY 31, 2017

Fund Summary as of July 31, 2017	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2017 ($16.59)[1]	4.48%
Tax Equivalent Yield[2]	8.29%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of July 31, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.97%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MZA[1,2]	(1.34)%	(0.72)%
Lipper Other States Municipal Debt Funds[3]	(3.77)%	(1.21)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Arizona municipal bonds outperformed national municipals during the period. Arizona’s overall financial prospects exhibited positive trends, creating a favorable fundamental underpinning for the market. New issuance in the state continued to be on the lighter side, which was beneficial from a performance aspect. However, it also meant fewer investment opportunities.

•

Portfolio income made the most significant positive contribution to performance during a time in which bond prices lost ground. The Fund’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

From a sector perspective, the Fund’s exposure to the tobacco and education sectors was a positive contributor. Additionally, exposure to the pre-refunded sector was beneficial as these high-quality, short-duration securities outperformed at a time of rising yields. (Duration is a measure of interest rate sensitivity.)

•

The Fund’s exposure to the longer end of the yield curve detracted as longer-term bonds sold off more than the shorter-term issues. Positions in lower coupon securities also generally detracted from performance due to their longer duration characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JULY 31, 2017	9

BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$16.59	$17.68	(6.17)%	$18.06	$13.90
Net Asset Value	$14.56	$15.42	(5.58)%	$15.42	$14.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Education	23%	20%
Utilities	21	22
County/City/Special District/School District	19	20
Health	12	12
Corporate	11	12
State	9	9
Transportation	3	3
Tobacco	2	2
Housing[2]	—	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	2%
2018	22
2019	8
2020	8
2021	10

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	9%	10%
AA/Aa	55	55
A	15	15
BBB/Baa	10	10
BB/Ba	8	6
N/R	3	4	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Fund’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

10	ANNUAL REPORT	JULY 31, 2017

Fund Summary as of July 31, 2017	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2017 ($15.43)[1]	4.82%
Tax Equivalent Yield[2]	9.82%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of July 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYC[1,2]	(4.96)%	(1.83)%
Lipper California Municipal Debt Funds[3]	(4.75)%	(0.88)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

California municipal bonds performed slightly better than national municipals during the period. California’s 2017—2018 budget demonstrated both spending restraint and growing reserves, with a forecast that projects structural balance through 2019. The state’s economy has grown at a healthy rate in recent years, with median household income and job gains outpacing U.S. growth rates.

•	Positions in longer-term bonds, which lagged the broader market, detracted from performance.

•

Higher-rated investment-grade holdings (those rated AA and AAA) fared worse than non-investment grade holdings, as fund flows into high yield products led to stronger price appreciation for lower-rated credits.

ANNUAL REPORT	JULY 31, 2017	11

BlackRock MuniYield California Fund, Inc.

•

The Fund’s positions in the utilities, tax-backed (state) and tax-backed (local) issues — all of which underperformed in the past year — detracted as well. Tobacco credits also lagged as the Food & Drug Administration released plans to curb nicotine levels in cigarettes.

•

Holdings that were purchased in a higher-rate environment contributed positively at a time of weak market performance. These positions produced generous income, and they were less sensitive to the negative effects of rising interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	The Fund’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.43	$17.43	(11.47)%	$17.89	$14.44
Net Asset Value	$15.61	$17.07	(8.55)%	$17.10	$14.95

Market Price and Net Asset Value History For the Past Five Years

12	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield California Fund, Inc.

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	40%	39%
Health	16	14
Education	14	15
Transportation	12	7
State	6	9
Utilities	6	11
Tobacco	4	3
Corporate	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	7
2019	14
2020	7
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	5%	4%
AA/Aa	68	71
A	21	21
BBB/Baa	1	1
BB/Ba	1	1
B/B	3	1
N/R2	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	13

Fund Summary as of July 31, 2017	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2017 ($16.34)[1]	5.73%
Tax Equivalent Yield[2]	10.12%
Current Monthly Distribution per Common Share[3]	$0.0780
Current Annualized Distribution per Common Share[3]	$0.9360
Economic Leverage as of July 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYF[1,2]	2.10%	(0.88)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

The Fund’s sizable position in short-dated, high-quality, pre-refunded bonds made a positive contribution to performance. These holdings generated above-average income due to their high coupons, and they exhibited little in the way of price volatility during times of rising yields.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

Long-dated portfolio holdings incurred the largest price declines. Long-term yields rose more than short-term yields during the course of the year, causing bonds with maturities of longer than 20 years to underperform their shorter-date counterparts.

•

While the Fund’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$16.34	$17.02	(4.00)%	$17.88	$14.32
Net Asset Value	$14.94	$16.03	(6.80)%	$16.03	$14.63

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	28%	30%
County/City/Special District/School District	20	19
Health	16	14
Utilities	14	15
Education	8	8
State	5	6
Tobacco	3	3
Corporate	4	3
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	2%
2018	11
2019	28
2020	12
2021	17

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	8%	8%
AA/Aa	50	55
A	22	26
BBB/Baa	9	6
BB/Ba	3	1
B	1	1
N/R2	7	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	15

Fund Summary as of July 31, 2017	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2017 ($16.58)[1]	5.43%
Tax Equivalent Yield[2]	10.54%
Current Monthly Distribution per Common Share[3]	$0.0750
Current Annualized Distribution per Common Share[3]	$0.9000
Economic Leverage as of July 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYJ[1,2]	0.32%	(0.68)%
Lipper New Jersey Municipal Debt Funds[3]	(4.61)%	(0.95)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	New Jersey state general obligations and appropriated issues underperformed the broader national market, as the major rating agencies downgraded the state’s credit rating over the past year.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Fund’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	At the sector level, positions in transportation, corporate and tax-backed (local) issues contributed positively.

•

The Fund’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up relatively well at a time of rising yields. (Duration is a measure of interest rate sensitivity.) Conversely, positions in longer-duration bonds detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$16.58	$17.49	(5.20)%	$17.62	$14.92
Net Asset Value	$15.89	$16.93	(6.14)%	$16.94	$15.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	37%	35%
Education	17	18
County/City/Special District/School District	16	17
State	12	14
Corporate	7	7
Health	6	6
Housing	2	2
Tobacco	2	—
Utilities	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	6%
2018	9
2019	11
2020	6
2021	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	4%	—
AA/Aa	35	44%
A	29	43
BBB/Baa	26	10
BB/Ba	2	2
N/R	4	1	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	17

Schedule of Investments July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 128.6%
Corporate — 4.9%
Build NYC Resource Corp., Refunding RB:
Ethical Culture Fieldston School Project, 5.00%, 6/01/30	$385	$450,365
Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (a)	500	530,320
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	500	611,325
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	500	500,800
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,000	1,096,080

		3,188,890
County/City/Special District/School District — 22.0%
City of Glen Cove New York, GO:
Series A, 5.00%, 1/01/25	195	228,821
Series A, 5.00%, 1/01/26	105	123,764
City of Glen Cove New York, GO Refunding:
5.00%, 1/15/25	980	1,150,402
5.00%, 1/15/26	520	613,116
City of New York New York, GO, Refunding, Series E:
5.25%, 8/01/22	2,000	2,374,400
5.00%, 8/01/30	1,250	1,451,525
City of New York New York, GO:
Sub-Series A-1, 5.00%, 8/01/33	700	814,310
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,614,390
Sub-Series I-1, 5.13%, 4/01/25	750	801,645
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	1,000	1,002,070
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	850	946,347
City of Yonkers New York, GO, Refunding, Series B, 5.00%, 8/01/24	490	581,503
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/33	300	349,602
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	600	695,778
5.75%, 2/15/47	400	460,000
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/32	20	23,623
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,133,790

		14,365,086

Municipal Bonds	Par (000)	Value
New York (continued)
Education — 35.6%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/24	$1,000	$1,057,100
Build NYC Resource Corp., Refunding RB:
Manhattan College Project, 5.00%, 8/01/30	700	829,542
New York Law School Project, 5.00%, 7/01/33	2,000	2,220,100
The Packer Collegiate Institute Project, 5.00%, 6/01/35	250	284,290
City of New York New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 7/01/32	500	586,210
County of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB:
Buffalo State College Foundation Housing, 6.00%, 10/01/31	1,000	1,151,340
Charter School for Applied Technologies Project, Series A, 4.50%, 6/01/27	1,000	1,082,550
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/30	1,000	1,164,480
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 3/01/20 (b)	1,000	1,100,220
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	561,670
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	500	609,125
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	500	518,410
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	136,969
Fordham University, Series A, 5.25%, 7/01/25	500	567,380
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	1,000	1,143,010
Mount Sinai School of Medicine, 5.50%, 7/01/19 (b)	1,000	1,085,610
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	250	297,690
Series A, 5.00%, 3/15/32	1,000	1,175,690
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	1,000	1,038,700
State of New York Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 7/01/29	375	439,793
Fordham University, 5.00%, 7/01/30	300	349,332
Pace University, Series A, 5.00%, 5/01/27	980	1,081,675
Series B, 5.00%, 7/01/31	1,500	1,761,915
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,050	1,226,431
The Culinary Institute of America, 5.00%, 7/01/28	500	548,620
Troy Capital Resource Corp., Refunding RB, 5.00%, 8/01/32	1,000	1,150,700

		23,168,552

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	S/F	Single-Family
BARB	Building Aid Revenue Bonds	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Municipal Bonds	Par (000)	Value
New York (continued)
Health — 16.4%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 7/01/30	$500	$568,055
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 4/01/21	215	239,209
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 7/01/25	1,000	1,103,910
County of Monroe Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/29	660	774,114
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	1,022,376
Remarketing, Series A, 5.00%, 11/01/30	580	631,736
Series B, 6.00%, 11/01/20 (b)	205	237,144
Series B, 6.00%, 11/01/30	35	38,845
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 4.00%, 1/01/23	250	273,903
Kendal On Hudson Project, 5.00%, 1/01/28	875	973,901
Westchester Medical Center, 5.00%, 11/01/34	500	558,250
State of New York Dormitory Authority, RB, Series A (b):
New York State Association for Retarded Children, Inc., 5.30%, 7/01/19	450	486,819
New York University Hospitals Center, 5.00%, 7/01/20	1,000	1,111,630
State of New York Dormitory Authority, Refunding RB:
Mount Sinai Hospital Series A, 4.25%, 7/01/23	250	270,330
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,270	1,469,136
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	500	553,345
Orange Regional Medical Center, 5.00%, 12/01/27 (a)	100	115,238
Orange Regional Medical Center, 5.00%, 12/01/28 (a)	200	227,728

		10,655,669
Housing — 3.2%
City of New York New York Housing Development Corp., RB, M/F Housing:
Series B1, 5.25%, 7/01/30	500	578,010
Series H-2-A, Remarketing, AMT, 5.00%, 11/01/30	780	788,877
Yonkers New York Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	750	751,995

		2,118,882
State — 10.9%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	608,126
Fiscal 2015, Series S-1, 5.00%, 7/15/37	1,140	1,311,832
State of New York Dormitory Authority, RB:
Haverstraw King’s Daughters Public Library, 5.00%, 7/01/26	1,015	1,154,197
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	600	611,034
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/22	1,000	1,067,490

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
State of New York Urban Development Corp., Refunding RB, Personal Income Tax, Series A, 5.00%, 3/15/35	$1,990	$2,334,907

		7,087,586
Tobacco — 1.3%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/34	500	560,135
New York Counties Tobacco Trust, Refunding RB, Tobacco Settlement Pass-Through, 5.00%, 6/01/30	265	297,306

		857,441
Transportation — 27.8%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 1/01/30	275	331,848
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,151,580
Series A-1, 5.25%, 11/15/33	500	590,705
Series B, 5.25%, 11/15/33	1,000	1,183,030
Series B (NPFGC), 5.25%, 11/15/19	860	942,182
Sub-Series B-1, 5.00%, 11/15/21 (b)	460	535,003
Sub-Series B-4, 5.00%, 11/15/21 (b)	300	348,915
Sub-Series D-1, 5.25%, 11/15/44	225	265,824
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/26	1,000	1,074,860
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/21	2,000	2,291,720
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	500	515,115
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,126,210
Consolidated, 152nd Series, 5.00%, 11/01/24	1,000	1,030,160
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/37	660	742,691
Series K, 5.00%, 1/01/32	1,035	1,210,681
Triborough Bridge & Tunnel Authority, RB:
Series B, 5.00%, 11/15/31	2,005	2,386,351
Series B-3, 5.00%, 11/15/33	500	589,760
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 1/01/27	500	577,985
Sub-Series A, 5.00%, 11/15/24	1,000	1,195,650

		18,090,270
Utilities — 6.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/32	250	258,813
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 4/01/19 (b)	500	537,480
5.00%, 9/01/34	1,000	1,148,750
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 6/15/31	1,000	1,138,830

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	19

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	$1,000	$1,173,400

		4,257,273
Total Municipal Bonds in New York		83,789,649

Puerto Rico — 2.2%
Housing — 2.2%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,360	1,423,702
Total Municipal Bonds — 130.8%		85,213,351

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
New York — 26.7%
County/City/Special District/School District — 10.5%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	599	646,696
City of New York New York, GO:
Series I, 5.00%, 3/01/32	991	1,144,620
Sub-Series G-1, 5.00%, 4/01/29	750	868,703
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	4,181,271

		6,841,290
Education — 2.8%
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	1,500	1,819,905
State — 4.5%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,186,881
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	1,499	1,750,794

		2,937,675

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (continued)
Transportation — 6.2%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/29	$1,005	$1,223,849
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/19 (b)	749	822,469
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	750	853,192
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	991	1,116,061

		4,015,571
Utilities — 2.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	1,560	1,763,955
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.7%		17,378,396
Total Long-Term Investments (Cost — $96,581,849) — 157.5%		102,591,747

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (d)(e)	187,589	187,665
Total Short-Term Securities (Cost — $187,646) — 0.3%		187,665
Total Investments (Cost — $96,769,495) — 157.8%		102,779,412
Other Assets Less Liabilities — 1.0%		681,285
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.6)%		(8,880,216)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.2)%		(29,454,626)

Net Assets Applicable to Common Shares — 100.0%		$65,125,855

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	315,667	(128,078)	187,589	$187,665	$6,243	$1,128	$19
[1] Includes net capital gain distributions.

(e)	Current yield as of period end.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(8)	September 2017	$945	$(85)
10-Year U.S. Treasury Note	(25)	September 2017	3,147	654
Long U.S. Treasury Bond	(9)	September 2017	1,377	(3,669)
Total				$(3,100)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$654	—	$654

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,754	—	$3,754

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$197,232	—	$197,232

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$49,795	—	$49,795

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,172
Average notional value of contracts — short	$6,634,514

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$102,591,747	—	$102,591,747
Short-Term Securities	$187,665	—	—	187,665

Total	$187,665	$102,591,747	—	$102,779,412

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	21

Schedule of Investments (concluded)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$654	—	—	$654
Liabilities:
Interest rate contracts	(3,754)	—	—	(3,754)

Total	$(3,100)	—	—	$(3,100)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(8,859,171)	—	$(8,859,171)
VRDP Shares at Liquidation Value	—	(29,600,000)	—	(29,600,000)

Total	—	$(38,459,171)	—	$(38,459,171)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 145.2%
Corporate — 18.3%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$4,350	$4,730,756
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,071,040
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	1,000	1,053,670
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,454,160
5.00%, 12/01/37	2,500	3,009,550

		12,319,176
County/City/Special District/School District — 29.8%
City of Tucson Arizona, COP, (AGC), 5.00%, 7/01/19 (a)	1,000	1,076,540
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B:
5.50%, 7/01/29	480	582,706
5.50%, 7/01/30	400	483,584
County of Maricopa Arizona Unified School District No. 11 Peoria, GO, 5.00%, 7/01/35	1,250	1,431,612
County of Maricopa Arizona Unified School District No. 89 Dysart, GO, School Improvement Project of 2006, Series C, 6.00%, 7/01/28	1,000	1,047,010
County of Mohave Arizona Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	1,000	1,076,540
Gilbert Public Facilities Municipal Property Corp., RB, 5.50%, 7/01/27	2,000	2,167,620
Greater Arizona Development Authority, RB, Santa Cruz County Jail, Series 2, 5.25%, 8/01/18 (a)	1,155	1,204,850
Marana Municipal Property Corp., RB, Series A, 5.00%, 7/01/18 (a)	2,500	2,593,800
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 7/01/38	3,600	3,902,760
Town of Buckeye Arizona, RB, 5.00%, 7/01/43	4,000	4,483,600

		20,050,622
Education — 35.7%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 6/01/30	2,595	2,906,037
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.13%, 7/01/37 (b)	500	527,235
Arizona State University, RB, Series C (a):
6.00%, 7/01/18	970	1,013,495
6.00%, 7/01/18	350	365,694
6.00%, 7/01/18	425	444,057
6.00%, 7/01/18	400	417,936
Arizona State University, Refunding RB, 5.00%, 6/01/39	2,050	2,386,753
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 7/01/33	500	564,100
Great Hearts Academies - Veritas Projects, 6.30%, 7/01/21 (a)	500	595,370
Great Hearts Academies Projects, Series A, 5.00%, 7/01/44	2,000	2,128,440
Legacy Traditional Schools Projects, Series A, 6.75%, 7/01/44 (b)	440	502,669
Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (b)	500	510,165
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 7/01/45 (b)	1,000	1,032,280

Municipal Bonds	Par (000)	Value
Arizona (continued)
Education (continued)
City of Phoenix Arizona IDA, Refunding RB (continued):
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46 (b)	$1,500	$1,547,415
Great Hearts Academies Projects, 5.00%, 7/01/46	500	535,380
Legacy Traditional School Projects, 5.00%, 7/01/45 (b)	500	509,470
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 7/01/47	1,000	1,038,590
County of Maricopa Arizona IDA, Refunding RB, Paradise Schools Projects, 5.00%, 7/01/47 (b)	1,000	1,016,320
McAllister Academic Village LLC, Refunding RB, Arizona State University, 5.00%, 7/01/39	500	565,185
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	3,000	3,339,420
Student & Academic Services LLC, RB, 5.00%, 6/01/39	1,400	1,577,310
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	500	536,950

		24,060,271
Health — 19.9%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 3/01/41	500	537,600
Arizona Health Facilities Authority, Refunding RB:
Banner Health, Series D, 5.50%, 1/01/18 (a)	4,000	4,077,160
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	1,000	1,065,810
Scottsdale Lincoln Hospitals Project, Series A, 5.00%, 12/01/42	1,750	1,959,230
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	531,840
County of Maricopa Arizona IDA, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	170	182,687
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	640	629,107
5.00%, 1/01/38	1,320	1,535,147
County of Yavapai Arizona IDA, Refunding RB, Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,128,100
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	500	551,870
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	1,000	1,183,950

		13,382,501
Housing — 0.1%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, AMT (Fannie Mae):
Series A-1, 5.75%, 5/01/40	20	21,224
Series A-2, 5.80%, 7/01/40	30	30,211

		51,435
State — 14.0%
Arizona Department of Transportation State Highway Fund, RB, Series B, 5.00%, 7/01/18 (a)	4,000	4,151,600
Arizona School Facilities Board, COP (a):
5.13%, 9/01/18	1,000	1,045,070
5.75%, 9/01/18	2,000	2,103,580
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 7/01/29	1,930	2,105,128

		9,405,378

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	23

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Municipal Bonds	Par (000)	Value
Arizona (continued)
Transportation — 4.3%
City of Phoenix Arizona Civic Improvement Corp., RB, Senior Lien, Series A, AMT, 5.00%, 7/01/33	$1,000	$1,033,880
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien, Series A, 5.00%, 7/01/40	1,000	1,096,950
Senior Lien, AMT, 5.00%, 7/01/32	700	785,848

		2,916,678
Utilities — 23.1%
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, 5.00%, 7/01/40	3,500	3,982,020
City of Mesa Arizona Utility System Revenue, RB, Utility System, 3.25%, 7/01/40	1,545	1,533,412
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/22	2,000	2,084,340
City of Phoenix Civic Improvement Corp., RB, Series B, 5.50%, 7/01/41	100	134,383
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (a)	2,000	2,133,660
County of Pinal Arizona, Refunding RB, Electric District No. 3, 5.25%, 7/01/21 (a)	2,500	2,893,500
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	509,485
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/41	2,000	2,330,420

		15,601,220
Total Municipal Bonds in Arizona		97,787,281

Puerto Rico — 2.7%
Tobacco — 2.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	1,845	1,810,370
Total Municipal Bonds — 147.9%		99,597,651

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Arizona — 9.8%
Utilities — 9.8%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	$3,000	$3,385,140
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19 (a)	3,000	3,229,620
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.8%		6,614,760
Total Long-Term Investments (Cost — $99,681,947) — 157.7%		106,212,411

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (d)(e)	969,095	969,482
Total Short-Term Securities (Cost — $969,310) — 1.4%		969,482
Total Investments (Cost — $100,651,257) — 159.1%		107,181,893
Other Assets Less Liabilities — 0.5%		312,000
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.4)%		(3,002,227)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.2)%		(37,145,576)

Net Assets Applicable to Common Shares — 100.0%		$67,346,090

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	776,573	192,522	969,095	$969,482	$3,403	$146	$172
[1] Includes net capital gain distributions.

(e)	Current yield as of period end.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(5)	September 2017	$591	$(53)
10-Year U.S. Treasury Note	(11)	September 2017	1,385	288
Long U.S. Treasury Bond	(12)	September 2017	1,836	(4,892)
Ultra U.S. Treasury Bond	(2)	September 2017	329	(2,717)
Total				$(7,374)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$288	—	$288

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$7,662	—	$7,662

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$205,920	—	$205,920

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$8,960	—	$8,960

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,711,658

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	25

Schedule of Investments (concluded)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$106,212,411	—	$106,212,411
Short-Term Securities	$969,482	—	—	969,482

Total	$969,482	$106,212,411	—	$107,181,893

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$288	—	—	$288
Liabilities:
Interest rate contracts	(7,662)	—	—	(7,662)

Total	$(7,374)	—	—	$(7,374)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(3,000,000)	—	$(3,000,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

Total	—	$(40,300,000)	—	$(40,300,000)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 84.1%
Corporate — 1.3%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	$4,000	$4,323,680
County/City/Special District/School District — 26.4%
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/38	2,000	2,390,040
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,007,220
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E, 6.00%, 9/01/19 (a)	2,660	2,938,741
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,773,688
6.50%, 5/01/42	1,860	2,168,965
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 7/01/42	4,000	4,764,920
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	5,860,400
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (a)	2,440	2,859,924
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	16,000	16,561,600
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	4,285	4,589,321
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,461,730
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B, 5.00%, 11/01/36	1,455	1,696,137
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 8/01/33	880	954,897
Oakland Unified School District/Alameda County, GO, Refunding, Series C, 5.00%, 8/01/36	3,000	3,560,670
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/21 (a)	7,135	8,294,152
Orange County Sanitation District, Refunding RB, Series A, 5.00%, 2/01/36	3,000	3,573,660
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	5,300	5,828,145
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/38	5,000	5,921,000
San Leandro Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 8/01/42	2,655	3,193,248
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,978,375

		88,376,833
Education — 4.6%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,807,100
San Francisco University, 6.13%, 10/01/36	1,745	2,061,421
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,148,805

Municipal Bonds	Par (000)	Value
California (continued)
Education (continued)
California School Finance Authority, RB:
Alliance College-Ready Public Schools —2023 Union LLC Project, Series A, 6.00%, 7/01/33	$1,500	$1,694,520
Alliance College-Ready Public Schools —2023 Union LLC Project, Series A, 6.30%, 7/01/43	3,000	3,419,520
Value Schools, 6.65%, 7/01/33	595	668,756
Value Schools, 6.90%, 7/01/43	1,330	1,505,773

		15,305,895
Health — 14.2%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	9,700	10,847,801
Sutter Health, Series A, 5.00%, 11/15/41	1,000	1,147,350
Sutter Health, Series B, 6.00%, 8/15/42	7,530	8,566,655
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (a)	10,000	10,956,800
Sutter Health, Series B, 5.00%, 11/15/46	4,200	4,846,926
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	8,110	9,205,661
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,986,481

		47,557,674
Housing — 1.1%
County of Santa Clara California Housing Authority, RB, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 8/01/41	3,500	3,503,185
State — 6.5%
State of California, GO, Various Purposes, 6.00%, 4/01/38	2,000	2,161,200
State of California Public Works Board, LRB:
Department of Developmental Services, Poterville, Series C, 6.25%, 4/01/19 (a)	1,610	1,752,421
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	10,888,400
Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,807,228
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (a)	4,400	4,933,192

		21,542,441
Tobacco — 6.2%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Convertible CAB, Series A-2, 5.30%, 6/01/37 (b)	695	697,557
Senior Series A-1, 5.75%, 6/01/47	16,410	16,410,000
Series A, 5.00%, 6/01/40	3,210	3,688,900

		20,796,457
Transportation — 15.4%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	5,215	5,666,515
City & County of San Francisco California Airports Commission, Refunding ARB:
2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,658,304
San Francisco International Airport, 5.00%, 5/01/46	7,035	8,098,762

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	27

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City & County of San Francisco California Port Commission, RB, Series A, 5.13%, 3/01/40	$5,075	$5,500,589
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, AMT:
5.00%, 5/15/35	1,475	1,710,012
Series A, 5.00%, 5/15/42	3,520	4,028,006
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	3,605	3,867,805
City of San Jose California, ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT (AGM):
5.50%, 3/01/30	1,000	1,126,170
5.75%, 3/01/34	1,000	1,141,530
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/36	1,000	1,157,360
Series A, 5.00%, 3/01/37	1,000	1,155,560
Series A, 5.00%, 3/01/47	1,000	1,144,860
Series A-1, 6.25%, 3/01/34	1,400	1,633,030
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 7/01/41	8,280	9,538,974
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,131,550
Senior Series B, 5.75%, 7/01/39	900	937,674

		51,496,701
Utilities — 8.4%
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 7/01/39	4,000	4,547,880
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/21 (a)	2,645	3,120,889
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,420	2,804,538
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 7/01/42	5,000	5,862,550
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/41	2,000	2,371,060
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 7/01/38	4,000	4,691,720
Oceanside Public Financing Authority, Refunding RB, Series A:
5.25%, 5/01/30	1,245	1,476,358
5.25%, 5/01/33	2,810	3,300,289

		28,175,284
Total Municipal Bonds in California		281,078,150

Puerto Rico — 0.8%
Tobacco — 0.8%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,970	1,953,846
5.63%, 5/15/43	795	780,078
Total Municipal Bonds in Puerto Rico		2,733,924
Total Municipal Bonds — 84.9%		283,812,074

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California — 81.9%
County/City/Special District/School District — 40.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	$11,000	$12,620,850
City of Los Angeles California, Refunding RB, Series A, 5.00%, 6/01/19 (a)	9,870	10,597,123
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	17,850	20,564,093
5.00%, 12/01/44	14,095	16,147,320
Los Angeles Community College District California, GO, Election of 2008 (a):
Election of 2001, Series E-1, 5.00%, 8/01/18	14,850	15,459,890
Series C, 5.25%, 8/01/20 (d)	9,682	10,902,695
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/19 (a)	3,828	4,214,861
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,453,846
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	7,732	8,395,183
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 8/01/38	15,520	17,458,914

		133,814,775
Education — 18.9%
California State University, Refunding RB, Systemwide, Series A, 4.00%, 11/01/35	12,250	13,244,945
University of California, RB, Series AM, 5.25%, 5/15/44	11,950	14,137,208
University of California, Refunding RB:
5.00%, 5/15/38	4,000	4,718,800
Series A, 5.00%, 11/01/43	5,001	5,837,923
Series I, 5.00%, 5/15/40	21,875	25,303,804

		63,242,680
Health — 12.5%
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	26,870	30,123,957
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	10,280	11,813,879

		41,937,836
State — 3.6%
State of California, GO, Refunding, Various Purposes, 5.00%, 9/01/35	10,115	11,977,666
Transportation — 5.4%
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,045	11,326,621
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48	5,750	6,722,095

		18,048,716
Utilities — 1.5%
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/18 (a)	4,748	4,926,961
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 81.9%		273,948,634
Total Long-Term Investments (Cost — $528,746,130) — 166.8%		557,760,708

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (e)(f)	1,010,794	$1,011,198
Total Short-Term Securities (Cost — $1,011,161) — 0.3%		1,011,198
Total Investments (Cost — $529,757,291) — 167.1%		558,771,906
Other Assets Less Liabilities — 1.2%		4,189,546
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.7)%		(122,815,458)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.6)%		(105,689,887)

Net Assets Applicable to Common Shares — 100.0%		$334,456,107

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 1, 2018, is $5,101,199. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	418,955	591,839	1,010,794	$1,011,198	$6,073	$2,490	$37
[1] Includes net capital gain distributions.

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(7)	September 2017	$827	$(75)
10-Year U.S. Treasury Note	(101)	September 2017	$12,715	(2,302)
Long U.S. Treasury Bond	(66)	September 2017	$10,096	(26,905)
Ultra U.S. Treasury Bond	(19)	September 2017	$3,126	(25,806)
Total				$(55,088)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	29

Schedule of Investments (concluded)	BlackRock MuniYield California Fund, Inc. (MYC)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$55,088	—	$55,088

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$173,711	—	$173,711

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$22,649	—	$22,649

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$483,656	[1]
Average notional value of contracts — short	$25,396,030
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$557,760,708	—	$557,760,708
Short-Term Securities	$1,011,198	—	—	1,011,198

Total	$1,011,198	$557,760,708	—	$558,771,906

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(55,088)	—	—	$(55,088)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(122,500,632)	—	$(122,500,632)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

Total	—	$(228,400,632)	—	$(228,400,632)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$607,005
Arizona — 1.4%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (a)	1,645	1,733,633
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	1,070	1,091,753

		2,825,386
California — 12.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,871,467
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (b)	710	777,933
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	145	163,450
California Statewide Communities Development Authority, RB, Series A (a):
Lancer Educational student Housing Project, 5.00%, 6/01/46	1,680	1,720,874
Loma Linda University Medical Center, 5.00%, 12/01/46	405	436,428
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 6/01/36 (a)	1,360	1,407,029
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,065	1,265,635
5.25%, 5/01/33	830	955,828
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,000	2,077,440
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 3/01/30	1,500	1,689,255
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,620	1,949,395
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (b)	1,310	1,397,691
State of California, GO, Various Purposes, 6.00%, 3/01/33	2,535	2,851,317
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,203,330
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	835	986,027
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	625	762,206
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	3,730	4,387,189

		25,902,494
Colorado — 1.4%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	345	350,144
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,157,630
5.50%, 11/15/30	330	378,705

Municipal Bonds	Par (000)	Value
Colorado (continued)
City & County of Denver Colorado Airport System, ARB, Series A, AMT (continued):
5.50%, 11/15/31	$400	$458,384
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 5/15/37	290	308,464
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/47	140	154,668

		2,807,995
Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	538,400
District of Columbia — 0.4%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	280	331,061
Issue, 5.00%, 4/01/42	325	380,071

		711,132
Florida — 7.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	675	784,640
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	985	1,097,260
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,303,846
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,236,220
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	200	200,284
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	185	187,433
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,170	1,337,006
Series B, AMT, 6.25%, 10/01/38	525	629,538
Series B, AMT, 6.00%, 10/01/42	700	818,678
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,440	2,726,334
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 8/01/41	1,000	1,088,910
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 5/01/37	240	246,619
5.38%, 5/01/47	260	267,634
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	1,200	1,408,632

		15,333,034
Hawaii — 1.2%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	485	557,673
5.25%, 8/01/26	525	598,521
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,135	1,274,321

		2,430,515

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	31

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
Illinois — 15.6%
City of Chicago Illinois, RB, Transit Authority, Sales Tax Receipts, 5.25%, 12/01/36	$1,000	$1,080,190
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,000	1,095,740
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (b)	6,065	7,155,730
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,077,250
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,072,720
5.25%, 12/01/43	1,500	1,573,095
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,544,480
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,303,860
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	4,160	4,550,374
Presence Health Network, Series C, 4.00%, 2/15/41	910	846,846
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,370	1,561,060
6.00%, 6/01/28	390	444,347
State of Illinois, GO:
5.25%, 2/01/32	2,200	2,337,918
5.50%, 7/01/33	1,000	1,069,060
5.50%, 7/01/38	415	440,755
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (b)	1,750	1,783,827

		31,937,252
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	1,350	1,604,853
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (a):
6.63%, 1/15/34	170	175,829
6.75%, 1/15/43	355	367,130
6.88%, 1/15/52	515	532,536
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	700	708,596
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	4,525	4,845,777
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (a)	720	727,755

		8,962,476
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	1,260	1,287,619
5.25%, 12/01/25	865	922,678

		2,210,297
Kansas — 2.1%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 5/15/43	655	671,264
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	3,275	3,568,505

		4,239,769

Municipal Bonds	Par (000)	Value
Louisiana — 2.3%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	$1,500	$1,748,775
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,612,595
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,195	1,240,517

		4,601,887
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	2,500	2,843,325
Maryland — 0.7%
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 9/01/35	280	316,433
East Baltimore Research Park, Series A, 4.50%, 9/01/33	185	190,132
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 6/01/36	585	604,264
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	275	316,968

		1,427,797
Massachusetts — 2.0%
Massachusetts HFA, Refunding RB, AMT:
Series B, 5.50%, 6/01/41	975	999,200
Series C, 5.35%, 12/01/42	1,345	1,431,631
Series F, 5.70%, 6/01/40	1,660	1,703,592

		4,134,423
Michigan — 2.7%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,805	2,059,036
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	760	805,760
6.00%, 10/15/18 (b)	450	477,094
6.00%, 10/15/38	40	42,293
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,970	2,125,039

		5,509,222
Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 5/15/37	170	178,619
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	2,850	3,086,892
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	3,375	3,747,364

		6,834,256
New Jersey — 5.4%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	900	991,629
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	2,250	2,429,933

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	$2,670	$2,791,832
Series AA, 5.50%, 6/15/39	2,475	2,647,408
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37 (c)	545	578,370
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	1,690	1,613,139

		11,052,311
New York — 2.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,100	1,131,218
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	600	703,788
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,650	1,787,989
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	475	520,980

		4,143,975
Ohio — 2.4%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,115	3,367,346
County of Franklin Ohio, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	260	294,281
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,000	1,179,360

		4,840,987
Oklahoma — 0.2%
County of Tulsa Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	450	497,489
Pennsylvania — 3.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42 (a)	585	609,090
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,157,926
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,073,030
Pennsylvania Turnpike Commission, RB, Sub Series A, 5.63%, 12/01/31	2,015	2,249,848
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,720,800

		6,810,694
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,200	1,190,160
5.63%, 5/15/43	1,145	1,123,508

		2,313,668
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	525	572,140
Series B, 4.50%, 6/01/45	3,950	3,975,714

		4,547,854

Municipal Bonds	Par (000)	Value
South Carolina — 4.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	$2,505	$2,947,834
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	1,955	2,261,564
5.50%, 7/01/41	1,000	1,126,500
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,280	1,439,334
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,500	1,677,375

		9,452,607
Texas — 7.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien (b):
5.75%, 1/01/21	1,000	1,152,580
6.00%, 1/01/21	2,600	3,018,418
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (b)	3,515	4,032,619
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,365	1,492,655
Series H, 5.00%, 11/01/37	1,535	1,722,669
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (b)	1,000	1,067,080
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	710	809,797
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,902,283

		15,198,101
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	595	681,025
Virginia — 3.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	560	627,144
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19 (b)	610	659,081
5.50%, 5/15/35	1,135	1,216,697
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	800	859,320
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,395	1,325,320
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,715	1,943,489

		6,631,051
Washington — 0.5%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42 (c)	960	1,101,245
Wisconsin — 1.1%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 5/15/52 (a)	1,015	1,079,625

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	33

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	$1,155	$1,191,025

		2,270,650
Total Municipal Bonds — 94.7%		193,576,941

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Alabama — 0.6%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,080	1,140,026
California — 21.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	2,681	2,889,784
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(e)	4,200	4,414,032
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/20 (b)	6,000	6,708,840
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (b)(e)	5,251	5,913,135
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	7,696	8,473,742
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	790	849,369
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	1,980	2,304,941
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (b)	8,412	9,173,023
University of California, RB, Series O, 5.75%, 5/15/19 (b)	3,001	3,259,177

		43,986,043
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (e)	2,149	2,233,581
District of Columbia — 3.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,804	3,080,906
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (b)	3,507	3,694,472

		6,775,378
Florida — 2.0%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	3,869	4,040,980
Illinois — 2.7%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	5,300	5,558,746
Nevada — 8.9%
County of Clark Nevada Water Reclamation District, GO (b):
Limited Tax, 6.00%, 7/01/18	5,000	5,233,650
Series B, 5.50%, 7/01/19	5,668	6,155,717
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	6,070	6,872,575

		18,261,942

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Hampshire — 1.1%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(e)	$2,159	$2,328,001
New Jersey — 3.6%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,170	2,244,357
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,000	4,052,520
Series B, 5.25%, 6/15/36 (e)	1,000	1,038,799

		7,335,676
New York — 16.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,408	5,011,789
Series FF, 5.00%, 6/15/45	3,859	4,338,194
Series FF-2, 5.50%, 6/15/40	2,505	2,702,645
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,648,649
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,290	1,490,836
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	3,000	3,492,683
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	4,948,013
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	2,560	2,955,032
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/19 (b)	5,700	6,093,015

		33,680,856
Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,794,429
South Carolina — 1.7%
South Carolina Public Service Authority, Refunding RB, Series A (b)(e):
5.50%, 1/01/19	258	274,721
5.50%, 1/01/19	2,986	3,176,544

		3,451,265
Texas — 6.9%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (b)(e)	3,989	4,246,009
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	5,854,410
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,480	4,042,786

		14,143,205
Utah — 1.0%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,995	2,119,991
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 71.8%		146,850,119
Total Long-Term Investments (Cost — $314,978,343) — 166.5%		340,427,060

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	1,140,114	$1,140,570
Total Short-Term Securities (Cost — $1,140,501) — 0.6%		1,140,570
Total Investments (Cost — $316,118,844) — 167.1%		341,567,630
Other Assets Less Liabilities — 0.7%		1,386,202
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (38.8)%		(79,299,752)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.0)%		(59,226,784)

Net Assets Applicable to Common Shares — 100.0%		$204,427,296

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between May 7, 2018 to November 15, 2019, is $18,113,292. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1	1,140,113	1,140,114	$1,140,570	$2,892	$178	$69
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(27)	September 2017	$3,190	$(287)
10-Year U.S. Treasury Note	(34)	September 2017	4,280	890
Long U.S. Treasury Bond	(21)	September 2017	3,212	(8,561)
Ultra U.S. Treasury Bond	(5)	September 2017	823	(6,791)
Total				$(14,749)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	35

Schedule of Investments (concluded)	BlackRock MuniYield Investment Fund (MYF)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$890	—	$890

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$15,639	—	$15,639

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$530,806	—	$530,806

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$27,506	—	$27,506

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,840,756

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$340,427,060	—	$340,427,060
Short-Term Securities	$1,140,570	—	—	1,140,570

Total	$1,140,570	$340,427,060	—	$341,567,630

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$890	—	—	$890
Liabilities:
Interest rate contracts	(15,639)	—	—	(15,639)

Total	$(14,749)	—	—	$(14,749)

[1] See above Schedule of Investments for values in each state and political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(79,110,485)	—	$(79,110,485)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

Total	—	$(138,510,485)	—	$(138,510,485)

During the year July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 129.7%
Corporate — 11.0%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	$4,550	$4,850,664
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	485	547,473
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,952,841
Provident Group-Kean Properties, Series A, 5.00%, 7/01/47	440	472,441
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	1,330	1,414,774
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	7,900	8,531,763
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	2,430	2,644,691
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,601,385

		25,016,032
County/City/Special District/School District — 18.0%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,280	2,340,625
5.25%, 11/01/44	5,600	5,711,104
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	925	1,047,118
5.00%, 7/01/35	1,435	1,614,992
City of Margate New Jersey, GO, Refunding, Improvement (a):
5.00%, 1/15/21	1,200	1,360,236
5.00%, 1/15/21	845	957,833
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/33 (b)	755	756,389
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	3,765	3,787,025
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,511,674
5.50%, 10/01/29	5,085	6,650,112
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	4,800	5,045,136
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	1,470	1,675,080
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,400	1,705,900
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,400	1,579,690
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	670	748,042
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	1,625	1,853,394
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	735	851,740

		41,196,090

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education — 24.0%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	$600	$620,466
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.20%, 10/01/44	235	237,818
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	380,486
MSU Student Housing Project Provide, 5.75%, 6/01/31	1,000	1,081,480
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,618,560
School Facilities Construction (AGC), 5.50%, 12/15/18 (a)	1,295	1,376,417
School Facilities Construction (AGC), 5.50%, 12/15/34	25	26,266
Team Academy Charter School Project, 6.00%, 10/01/33	2,835	3,181,465
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.88%, 8/01/44	780	777,379
6.00%, 8/01/49	555	556,571
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,500	2,585,725
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	535	553,869
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (a)	3,350	3,476,027
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	1,001,040
Kean University, Series A, 5.50%, 9/01/36	4,500	4,848,165
Montclair State University, Series A, 5.00%, 7/01/44	6,790	7,609,892
Montclair State University, Series B, 5.00%, 7/01/33	1,000	1,166,500
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,250	1,358,863
Princeton University, Series B, 5.00%, 7/01/29	2,210	2,768,688
Ramapo College, Series B, 5.00%, 7/01/42	340	373,062
Rider University, Series A, 5.00%, 7/01/32	1,000	1,067,640
Rowan University, Series B (AGC), 5.00%, 7/01/18 (a)	1,800	1,867,536
Seton Hall University, Series D, 5.00%, 7/01/38	395	441,156
Stevens Institute of Technology, Series A, 5.00%, 7/01/42	540	617,090
Stevens Institute of Technology, Series A, 4.00%, 7/01/47	555	565,856
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (a)	1,300	1,445,067
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,525	2,763,764
Series 1A, 5.00%, 12/01/25	595	634,074
Series 1A, 5.00%, 12/01/26	370	393,754
Series 1A, 5.25%, 12/01/32	900	956,988
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/22 (a)	930	1,094,108
5.00%, 7/01/40	1,500	1,702,050
5.00%, 7/01/42	2,110	2,345,349
5.00%, 7/01/45	2,935	3,312,764

		54,805,935

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 10.4%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 2/15/34	$590	$647,460
New Jersey EDA, Refunding RB, Lions Gate Project:
5.00%, 1/01/34	500	514,340
5.25%, 1/01/44	315	325,899
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/18 (a)	925	959,799
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/18 (a)	400	415,048
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	1,420	1,616,883
Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,500	2,694,125
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (a)	2,435	2,891,149
Princeton Healthcare System, 5.00%, 7/01/34	860	979,239
Princeton Healthcare System, 5.00%, 7/01/39	1,445	1,631,000
Robert Wood Johnson University Hospital, 5.00%, 1/01/20 (a)	1,000	1,095,770
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	935	965,453
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	2,160	2,446,934
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (a)	1,090	1,276,270
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (a)	3,030	3,547,797
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	705	767,900
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	930	902,249

		23,677,315
Housing — 3.1%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	2,305	2,393,650
S/F Housing, Series AA, 6.50%, 10/01/38	25	25,731
S/F Housing, Series CC, 5.00%, 10/01/34	1,400	1,436,848
S/F Housing, Series U, AMT, 4.95%, 10/01/32	205	205,228
S/F Housing, Series U, AMT, 5.00%, 10/01/37	185	186,427
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	745	763,580
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/19 (a)	1,750	1,982,540

		6,994,004
State — 13.4%
Garden State Preservation Trust, RB, CAB, Series B (AGM) (d):
0.00%, 11/01/23	1,460	1,250,899
0.00%, 11/01/28	4,540	3,159,477
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	2,000	2,328,800
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	9,090	9,255,983
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,125	1,149,367

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	$440	$474,536
Cigarette Tax, 5.00%, 6/15/28	720	771,084
Cigarette Tax, 5.00%, 6/15/29	1,760	1,877,110
School Facilities Construction, 5.25%, 6/15/19 (a)	265	286,510
School Facilities Construction, Series AA, 5.25%, 6/15/19 (a)	70	75,682
School Facilities Construction, Series AA, 5.50%, 6/15/19 (a)	2,005	2,177,029
School Facilities Construction, Series AA, 5.50%, 12/15/29	995	1,036,631
School Facilities Construction, Series AA, 5.25%, 12/15/33	665	686,493
School Facilities Construction, Series GG, 5.25%, 9/01/27	3,000	3,148,440
New Jersey Health Care Facilities Financing Authority, RB, Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/38	1,785	1,823,395
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (a)	1,100	1,186,284

		30,687,720
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	4,050	3,865,806
Transportation — 46.4%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	2,620	2,953,054
Series D, 5.00%, 1/01/40	1,535	1,659,350
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 1/01/43	9,420	10,519,220
(AGM), 5.00%, 1/01/31	1,000	1,101,810
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	625	729,100
Series A, 5.00%, 1/01/38	10,750	12,118,690
Series A, 5.00%, 1/01/43	610	684,945
Series E, 5.25%, 1/01/19 (a)	2,525	2,678,873
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 1/01/35	1,000	1,119,900
Series B, 5.00%, 1/01/40 (e)	4,485	5,255,613
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	4,140	1,788,811
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/29	240	245,076
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	1,250	1,341,313
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/31	250	254,850
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	6,570	6,703,174
Transportation Program, Series AA, 5.00%, 6/15/38	5,935	6,197,564
Transportation Program, Series AA, 5.25%, 6/15/41	2,960	3,139,879
Transportation System, 6.00%, 12/15/38	1,950	2,042,255
Transportation System, Series A, 6.00%, 6/15/35	6,030	6,566,610
Transportation System, Series A, 5.88%, 12/15/38	3,650	3,816,549

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB: (continued)
Transportation System, Series A, 5.50%, 6/15/41	$5,500	$5,709,000
Transportation System, Series A (AGC), 5.63%, 12/15/28	1,250	1,329,350
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,046,460
Transportation System, Series AA, 5.50%, 6/15/39	5,520	5,904,523
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	250	279,448
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	6,086,300
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	2,700	3,026,997
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	2,300	2,381,512
152nd Series, AMT, 5.25%, 11/01/35	240	246,768
166th Series, 5.25%, 7/15/36	4,000	4,508,520
172nd Series, AMT, 5.00%, 10/01/34	1,500	1,651,650
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 206th Series, AMT (e):
5.00%, 11/15/42	1,195	1,381,563
5.00%, 11/15/47	1,335	1,535,864

		106,004,591
Utilities — 1.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/31 (d)	6,000	3,826,260
Total Municipal Bonds in New Jersey		296,073,753

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,275	1,264,545
5.63%, 5/15/43	1,220	1,197,101
Total Municipal Bonds in Puerto Rico		2,461,646
Total Municipal Bonds — 130.8%		298,535,399

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 35.4%
County/City/Special District/School District — 9.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	1,440	1,672,013
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,820	14,313,274
County of Union New Jersey Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 5.00%, 6/15/41	4,112	4,474,487

		20,459,774

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
Education — 3.8%
Rutgers—The State University of New Jersey, Refunding RB:
Series F, 5.00%, 5/01/19 (a)	$2,011	$2,154,364
Series L, 5.00%, 5/01/43	5,870	6,591,012

		8,745,376
State — 7.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,661,091
New Jersey EDA, RB, School Facilities Construction (AGC) (a):
6.00%, 12/15/18	3,550	3,797,080
6.00%, 12/15/18	50	53,732
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (g)	5,230	5,458,351

		15,970,254
Transportation — 15.6%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	8,820	9,942,962
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,100	4,153,833
Series B, 5.25%, 6/15/36 (g)	5,001	5,193,991
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	11,257	12,582,645
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,763	3,869,837

		35,743,268
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.4%		80,918,672
Total Long-Term Investments (Cost — $356,882,144) — 166.2%		379,454,071

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (h)(i)	7,054,161	7,056,982
Total Short-Term Securities (Cost — $7,056,714) — 3.1%		7,056,982
Total Investments (Cost — $363,938,858) — 169.3%		386,511,053
Liabilities in Excess of Other Assets — (4.6)%		(10,529,115)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.0)%		(45,712,971)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.7)%		(101,984,514)

Net Assets Applicable to Common Shares — 100.0%		$228,284,453

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	39

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	When-issued security.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between June 15, 2019 to September 1, 2020, is $14,350,925. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,170,614	2,883,547	7,054,161	$7,056,982	$9,636	$1,423	$268
[1] Includes net capital gain distributions.

(i)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(15)	September 2017	$1,772	$(160)
10-Year U.S. Treasury Note	(48)	September 2017	6,043	1,257
Long U.S. Treasury Bond	(29)	September 2017	4,436	(11,822)
Ultra U.S. Treasury Bond	(5)	September 2017	823	(6,791)

Total				$(17,516)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,257	—	$1,257

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$18,773	—	$18,773

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$637,802	—	$637,802

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$161,977	—	$161,977

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,643,356

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$379,454,071	—	$379,454,071
Short-Term Securities	$7,056,982	—	—	7,056,982

Total	$7,056,982	$379,454,071	—	$386,511,053

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,257	—	—	$1,257
Liabilities:
Interest rate contracts	(18,773)	—	—	(18,773)

Total	$(17,516)	—	—	$(17,516)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(45,634,061)	—	$(45,634,061)
VRDP Shares at Liquidation Value	—	(102,200,000)	—	(102,200,000)

Total	—	$(147,834,061)	—	$(147,834,061)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	41

Statements of Assets and Liabilities

July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Assets
Investments at value — unaffiliated[1]	$102,591,747	$106,212,411	$557,760,708	$340,427,060	$379,454,071
Investments at value — affiliated[2]	187,665	969,482	1,011,198	1,140,570	7,056,982
Cash pledged for futures contracts	62,450	61,000	393,500	141,550	173,150
Receivables:
Interest — unaffiliated	1,018,892	741,711	7,218,346	4,025,445	3,012,319
Variation margin on futures contracts	3,594	3,539	22,586	7,398	9,930
Dividends — affiliated	207	383	1,276	305	1,980
Investments sold	—	—	—	2,492,211	—
Prepaid expenses	14,997	25,964	18,166	16,504	16,681

Total assets	103,879,552	108,014,490	566,425,780	348,251,043	389,725,113

Accrued Liabilities
Bank overdraft	40,953	51,607	146,519	82,184	141,400
Payables:
Income dividends — Common Shares	187,338	286,689	1,328,002	1,067,194	1,077,573
Investment advisory fees	95,090	89,806	469,660	286,905	310,139
Interest expense and fees	21,045	2,227	314,826	189,267	78,910
Officer’s and Directors’ fees	866	925	4,570	2,879	3,105
Investments purchased	—	—	1,302,363	3,698,846	12,049,089
Other accrued expenses	94,608	91,570	213,214	159,203	161,869

Total accrued liabilities	439,900	522,824	3,779,154	5,486,478	13,822,085

Other Liabilities
TOB Trust Certificates	8,859,171	3,000,000	122,500,632	79,110,485	45,634,061
VRDP Shares at liquidation value of $100,000 per share, net of deferred offering costs[3,4,5]	29,454,626	37,145,576	105,689,887	59,226,784	101,984,514

Total other liabilities	38,313,797	40,145,576	228,190,519	138,337,269	147,618,575

Total liabilities	38,753,697	40,668,400	231,969,673	143,823,747	161,440,660

Net Assets Applicable to Common Shareholders	$65,125,855	$67,346,090	$334,456,107	$204,427,296	$228,284,453

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$59,568,199	$61,413,058	$303,349,472	$190,612,755	$206,883,930
Undistributed net investment income	335,408	335,400	1,702,532	2,282,028	3,152,147
Undistributed net realized gain (accumulated net realized loss)	(784,569)	(925,630)	444,576	(13,901,524)	(4,306,303)
Net unrealized appreciation (depreciation)	6,006,817	6,523,262	28,959,527	25,434,037	22,554,679

Net Assets Applicable to Common Shareholders	$65,125,855	$67,346,090	$334,456,107	$204,427,296	$228,284,453

Net asset value per Common Share	$15.47	$14.56	$15.61	$14.94	$15.89

[1] Investments at cost — unaffiliated	$96,581,849	$99,681,947	$528,746,130	$314,978,343	$356,882,144
[2] Investments at cost — affiliated	$187,646	$969,310	$1,011,161	$1,140,501	$7,056,714
[3] Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,022
[4] Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—
[5] Preferred Shares Authorized, including Auction Market Rate Preferred Shares (“AMPS”)	1,536	1,985	8,059	1,000,000	5,782
[6] Common Shares outstanding, par value $0.10 per share	4,209,844	4,624,763	21,419,494	13,682,438	14,366,606
[7] Common Shares authorized	199,998,464	199,998,015	199,991,941	unlimited	199,994,218

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2017

Statements of Operations

Year Ended July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Investment Income
Interest — unaffiliated	$3,717,916	$4,682,962	$22,779,943	$15,986,164	$16,087,410
Dividends — affiliated	6,243	3,403	6,073	2,892	9,636
Other income	28,587	—	—	—	—

Total investment income	3,752,746	4,686,365	22,786,016	15,989,056	16,097,046

Expenses
Investment advisory	568,483	539,340	2,886,684	1,729,126	1,858,225
Professional	49,912	47,009	93,596	74,836	70,892
Rating agency	37,049	38,725	38,832	38,759	38,826
Accounting services	19,296	19,542	96,283	59,183	59,866
Transfer agent	17,454	18,390	31,317	31,287	31,112
Registration	9,812	2,352	9,887	9,828	9,812
Officer and Directors	7,000	7,307	36,606	22,335	24,732
Custodian	6,481	7,044	24,885	15,318	18,465
Printing	5,260	5,324	7,951	6,724	7,193
Miscellaneous	12,475	12,337	24,137	19,583	18,746

Total expenses excluding interest expense, fees and amortization of offering costs	733,222	697,370	3,250,178	2,006,979	2,137,869
Interest expense, fees and amortization of offering costs[1]	617,948	652,438	3,747,889	2,075,770	2,273,845

Total expenses	1,351,170	1,349,808	6,998,067	4,082,749	4,411,714
Less fees waived by the Manager	(1,143)	(548)	(935)	(484)	(1,578)

Total expenses after fees waived	1,350,027	1,349,260	6,997,132	4,082,265	4,410,136

Net investment income	2,402,719	3,337,105	15,788,884	11,906,791	11,686,910

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(86,635)	318,394	1,575,328	874,402	590,987
Investments — affiliated	373	90	94	175	553
Futures contracts	197,232	205,920	173,711	530,806	637,802
Capital gain distributions from investment companies — affiliated	755	56	2,396	3	870

	111,725	524,460	1,751,529	1,405,386	1,230,212

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,417,204)	(4,395,813)	(25,068,867)	(15,405,951)	(15,009,747)
Investments — affiliated	19	172	37	69	268
Futures contracts	49,795	8,960	22,649	27,506	161,977

	(3,367,390)	(4,386,681)	(25,046,181)	(15,378,376)	(14,847,502)

Net realized and unrealized loss	(3,255,665)	(3,862,221)	(23,294,652)	(13,972,990)	(13,617,290)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(852,946)	$(525,116)	$(7,505,768)	$(2,066,199)	$(1,930,380)

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	43

Statements of Changes in Net Assets

	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)		BlackRock MuniYield Arizona Fund, Inc. (MZA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$2,402,719	$2,683,905	$3,337,105	$3,564,426
Net realized gain	111,725	598,691	524,460	354,773
Net change in unrealized appreciation (depreciation)	(3,367,390)	3,499,200	(4,386,681)	3,079,072

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(852,946)	6,781,796	(525,116)	6,998,271

Distributions to Common Shareholders[1]
From net investment income	(2,506,044)	(2,786,917)	(3,436,678)	(3,773,605)
From net realized gain	(227,008)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(2,733,052)	(2,786,917)	(3,436,678)	(3,773,605)

Capital Share Transactions
Reinvestment of common distributions	—	—	174,822	200,695

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,585,998)	3,994,879	(3,786,972)	3,425,361
Beginning of year	68,711,853	64,716,974	71,133,062	67,707,701

End of year	$65,125,855	$68,711,853	$67,346,090	$71,133,062

Undistributed net investment income, end of year	$335,408	$404,589	$335,400	$436,312

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock MuniYield California Fund, Inc. (MYC)		BlackRock MuniYield Investment Fund (MYF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$15,788,884	$18,247,999	$11,906,791	$12,590,558
Net realized gain	1,751,529	6,109,081	1,405,386	30,376
Net change in unrealized appreciation (depreciation)	(25,046,181)	12,589,614	(15,378,376)	6,309,941

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,505,768)	36,946,694	(2,066,199)	18,930,875

Distributions to Common Shareholders[1]
From net investment income	(17,120,096)	(18,783,114)	(12,790,627)	(13,236,904)
From net realized gain	(6,483,030)	(2,830,415)	—	—

Decrease in net assets resulting from distributions to shareholders	(23,603,126)	(21,613,529)	(12,790,627)	(13,236,904)

Capital Share Transactions
Reinvestment of common distributions	970,568	412,727	543,663	355,675

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(30,138,326)	15,745,892	(14,313,163)	6,049,646
Beginning of year	364,594,433	348,848,541	218,740,459	212,690,813

End of year	$334,456,107	$364,594,433	$204,427,296	$218,740,459

Undistributed net investment income, end of year	$1,702,532	$2,703,193	$2,282,028	$3,146,327

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	45

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016

Operations
Net investment income	$11,686,910	$12,662,791
Net realized gain (loss)	1,230,212	(375,274)
Net change in unrealized appreciation (depreciation)	(14,847,502)	13,840,931

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,930,380)	26,128,448

Distributions to Common Shareholders[1]
From net investment income	(12,907,560)	(12,965,501)

Capital Share Transactions
Reinvestment of common distributions	988,609	342,581

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(13,849,331)	13,505,528
Beginning of year	242,133,784	228,628,256

End of year	$228,284,453	$242,133,784

Undistributed net investment income, end of year	$3,152,147	$4,363,744

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2017

Statements of Cash Flows

Year Ended July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(852,946)	$(525,116)	$(7,505,768)	$(2,066,199)	$(1,930,380)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	14,488,234	9,619,071	212,608,508	39,686,994	23,323,165
Purchases of long-term investments	(15,338,349)	(10,178,955)	(190,605,975)	(41,485,105)	(27,607,909)
Net proceeds from sales (purchases) of short-term securities	128,375	(192,819)	(592,149)	(1,140,394)	(2,885,815)
Amortization of premium and accretion of discount on investments and other fees	759,746	355,746	3,885,531	1,073,653	1,131,380
Net realized gain (loss) on investments	86,262	(318,484)	(1,575,422)	(874,577)	(591,540)
Net unrealized loss on investments	3,417,185	4,395,641	25,068,830	15,405,882	15,009,479
(Increase) Decrease in Assets:
Cash pledged for futures contracts	8,000	(19,000)	(194,000)	(25,000)	45,000
Receivables:
Interest — unaffiliated	1,046	15,807	408,077	19,181	(16,420)
Dividends — affiliated	(141)	(209)	(865)	41	(1,196)
Variation margin on futures contracts	(3,594)	(3,539)	(22,586)	(7,398)	(9,930)
Prepaid expenses	59,217	(1,476)	25,513	37,001	27,851
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	45,044	42,590	210,504	137,039	147,088
Interest expense and fees	10,676	1,176	152,308	106,297	38,990
Officer’s and Directors’ fees	(116)	(102)	(442)	(403)	(346)
Variation margin on futures contracts	(23,344)	(13,484)	(64,110)	(38,672)	(70,813)
Other accrued expenses	26,037	26,251	79,221	54,920	57,005

Net cash provided by operating activities	2,811,332	3,203,098	41,877,175	10,883,260	6,665,609

Cash Used for Financing Activities

Proceeds from TOB Trust Certificates	670,000	—	27,979,640	4,015,820	4,991,759
Repayments of TOB Trust Certificates	(750,000)	—	(47,212,548)	(2,664,428)	—
Proceeds from Loan for TOB Trust Certificates	—	—	15,964,640	874,694	—
Repayments of Loan for TOB Trust Certificates	—	—	(15,964,640)	(874,694)	—
Cash dividends paid to Common Shareholders	(2,755,364)	(3,261,177)	(22,799,598)	(12,244,203)	(11,914,256)
Increase in bank overdraft	40,953	51,607	146,519	2,296	141,400
Amortization of deferred offering costs	(26,931)	6,472	8,812	7,255	9,056

Net cash used for financing activities	(2,821,342)	(3,203,098)	(41,877,175)	(10,883,260)	(6,772,041)

Cash

Net decrease in cash	(10,010)	—	—	—	(106,432)
Cash at beginning of year	10,010	—	—	—	106,432

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$634,203	$644,790	$3,586,769	$1,962,218	$2,225,799

Non-Cash Financing Activities

Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	$174,822	$970,568	$543,663	$988,609

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	47

Financial Highlights	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.32	$15.37	$15.34	$14.54	$15.97

Net investment income[1]	0.57	0.64	0.68	0.69	0.72
Net realized and unrealized gain (loss)	(0.77)	0.97	0.04	0.84	(1.40)

Net increase (decrease) from investment operations	(0.20)	1.61	0.72	1.53	(0.68)

Distributions to Common Shareholders:[2]
From net investment income	(0.60)	(0.66)	(0.69)	(0.73)	(0.75)
From net realized gain	(0.05)	—	—	—	—

Total distributions to Common Shareholders	(0.65)	(0.66)	(0.69)	(0.73)	(0.75)

Net asset value, end of year	$15.47	$16.32	$15.37	$15.34	$14.54

Market price, end of year	$14.07	$15.75	$14.07	$13.64	$13.06

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.75)%	10.97%	5.23%	11.40%	(4.38)%

Based on market price	(6.47)%	16.99%	8.34%	10.27%	(13.18)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	1.75%	1.74%	1.80%	1.79%

Total expenses after fees waived and paid indirectly	2.08%	1.75%	1.74%	1.80%	1.78%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.13%	1.26% [5]	1.59% [5]	1.63% [5]	1.57% [5]

Net investment income to Common Shareholders	3.70%	4.03%	4.38%	4.66%	4.59%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$65,126	$68,712	$64,717	$64,566	$61,214

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600	$29,600	$29,600	$29,600	$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$320,020	$332,135	$318,638	$318,130	$306,806

Borrowings outstanding, end of year (000)	$8,859	$8,939	$6,419	$5,759	$5,538

Portfolio turnover rate	14%	21%	15%	21%	21%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year ended July 31,
	2016	2015	2014	2013
Expense ratios	1.16%	1.14%	1.14%	1.13%

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.42	$14.72	$14.52	$13.57	$15.12

Net investment income[1]	0.72	0.77	0.80	0.81	0.83
Net realized and unrealized gain (loss)	(0.84)	0.75	0.23	0.97	(1.55)

Net increase (decrease) from investment operations	(0.12)	1.52	1.03	1.78	(0.72)

Distributions to Common Shareholders from net investment income[2]	(0.74)	(0.82)	(0.83)	(0.83)	(0.83)

Net asset value, end of year	$14.56	$15.42	$14.72	$14.52	$13.57

Market price, end of year	$16.59	$17.68	$16.90	$15.00	$13.33

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.72)%	10.11%	6.97%	13.63%	(5.08)%

Based on market price	(1.34)%	9.96%	18.88%	19.50%	(9.69)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.00%	1.64%	1.63%	1.69%	1.66%

Total expenses after fees waived and paid indirectly	2.00%	1.64%	1.63%	1.69%	1.66%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.03%	1.02%	1.05%	1.06%	1.03%

Net investment income to Common Shareholders	4.94%	5.15%	5.41%	5.85%	5.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$67,346	$71,133	$67,708	$66,613	$62,167

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$280,553	$290,705	$281,522	$278,586	$266,667

Borrowings outstanding, end of year (000)	$3,000	$3,000	$3,330	$3,330	$3,330

Portfolio turnover rate	9%	13%	16%	13%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	49

Financial Highlights	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.07	$16.35	$16.38	$14.96	$16.97

Net investment income[1]	0.74	0.86	0.87	0.91	0.91
Net realized and unrealized gain (loss)	(1.10)	0.87	—	1.46	(1.97)

Net increase (decrease) from investment operations	(0.36)	1.73	0.87	2.37	(1.06)

Distributions to Common Shareholders:[2]
From net investment income	(0.80)	(0.88)	(0.90)	(0.95)	(0.95)
From net realized gain	(0.30)	(0.13)	—	—	—

Total distributions to Common Shareholders	(1.10)	(1.01)	(0.90)	(0.95)	(0.95)

Net asset value, end of year	$15.61	$17.07	$16.35	$16.38	$14.96

Market price, end of year	$15.43	$17.43	$15.47	$14.87	$13.94

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.83)%	11.07%	5.75%	16.87%	(6.61)%

Based on market price	(4.96)%	19.86%	10.21%	13.86%	(14.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	1.55%	1.37%	1.43%	1.46%

Total expenses after fees waived and paid indirectly	2.08%	1.55%	1.37%	1.42%	1.45%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.96%	0.92%	0.89%	0.92%	0.92%

Net investment income to Common Shareholders	4.68%	5.15%	5.29%	5.88%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$334,456	$364,594	$348,849	$349,484	$319,144

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$415,823	$444,282	$429,413	$430,013	$401,364

Borrowings outstanding, end of year (000)	$122,501	$141,734	$119,196	$83,283	$116,775

Portfolio turnover rate	34%	27%	32%	23%	27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.03	$15.61	$15.56	$14.26	$16.30

Net investment income[1]	0.87	0.92	0.95	0.96	0.94
Net realized and unrealized gain (loss)	(1.02)	0.47	0.07	1.29	(2.03)

Net increase (decrease) from investment operations	(0.15)	1.39	1.02	2.25	(1.09)

Distribution to Common Shareholders from net investment income[2]	(0.94)	(0.97)	(0.97)	(0.95)	(0.95)

Net asset value, end of year	$14.94	$16.03	$15.61	$15.56	$14.26

Market price, end of year	$16.34	$17.02	$14.67	$14.56	$13.55

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.88)%	9.24%	6.88%	16.75%	(7.14)%

Based on market price	2.10%	23.41%	7.34%	14.98%	(12.94)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.97%	1.53%	1.46%	1.52%	1.55%

Total expenses after fees waived and paid indirectly	1.97%	1.53%	1.46%	1.52%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.97%	0.94%	0.94%	0.97%	0.97%

Net investment income to Common Shareholders	5.76%	5.86%	6.00%	6.56%	5.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$204,427	$218,740	$212,691	$211,966	$194,317

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$444,154	$468,250	$458,065	$456,845	$427,133

Borrowings outstanding, end of year (000)	$79,110	$77,759	$75,764	$75,865	$85,029

Portfolio turnover rate	12%	11%	13%	18%	33%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	51

Financial Highlights	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.93	$16.01	$16.11	$14.92	$16.92

Net investment income[1]	0.81	0.89	0.90	0.90	0.89
Net realized and unrealized gain (loss)	(0.95)	0.94	(0.10)	1.21	(1.94)
Distributions to VRDP Shareholders from net realized gain	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	(0.14)	1.83	0.80	2.11	(1.05)

Distributions to Common Shareholders:[3]
From net investment income	(0.90)	(0.91)	(0.90)	(0.89)	(0.89)
From net realized gain	—	—	—	(0.03)	(0.06)

Total distributions to Common Shareholders	(0.90)	(0.91)	(0.90)	(0.92)	(0.95)

Net asset value, end of year	$15.89	$16.93	$16.01	$16.11	$14.92

Market price, end of year	$16.58	$17.49	$14.72	$14.67	$13.74

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(0.68)%	11.95%	5.52%	15.27%	(6.51)%

Based on market price	0.32%	25.78%	6.54%	13.99%	(14.66)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.93%	1.55%	1.50%	1.57%	1.48%

Total expenses after fees waived and paid indirectly	1.93%	1.55%	1.50%	1.57%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.93%	0.92%	0.93%	0.95%	0.92%

Net investment income to Common Shareholders	5.11%	5.43%	5.51%	5.89%	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$228,284	$242,134	$228,628	$230,112	$213,099

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$102,200	$102,200	$102,200	$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$323,370	$336,922	$323,707	$325,159	$308,511

Borrowings outstanding, end of year (000)	$45,634	$40,642	$39,554	$39,554	$39,555

Portfolio turnover rate	6%	10%	11%	19%	7%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	Maryland	Non-diversified
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Diversified*
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Diversified*
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Directors of the Funds are collectively referred to throughout this report as the ”Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call

ANNUAL REPORT	JULY 31, 2017	53

Notes to Financial Statements (continued)

date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. TheFunds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Fund. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

54	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. The management of each of MZA, MYC, MYF and MYJ believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase

ANNUAL REPORT	JULY 31, 2017	55

Notes to Financial Statements (continued)

tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MNE	$17,378,396	$8,859,171	0.84% - 0.97%	$8,730,376	1.38%
MZA	$6,614,760	$3,000,000	0.84% - 0.85%	$3,000,000	1.36%
MYC	$273,948,634	$122,500,632	0.83% - 0.97%	$133,178,406	1.37%
MYF	$146,850,119	$79,110,485	0.84% - 1.48%	$79,592,394	1.38%
MYJ	$80,918,672	$45,634,061	0.82% - 1.09%	$40,915,823	1.49%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2017.

For the year ended July 31, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYC	—	—	$861,269	0.84%
MYF	—	—	$16,775	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation)

56	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fees	0.55%	0.50%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2017, the amounts waived were as follows:

	MNE	MZA	MYC	MYF	MYJ
Amounts waived	$1,143	$548	$935	$484	$1,578

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2017, there were no such fees waived by the Manager.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2017, purchases and sales of investments and excluding short-term securities, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$15,338,349	$10,178,955	$191,908,338	$44,130,727	$39,656,998
Sales	$14,488,234	$9,619,071	$212,608,508	$42,179,205	$23,323,165

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

ANNUAL REPORT	JULY 31, 2017	57

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the sale of bonds received from tender option bond trusts and the characterization of expenses were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital .	$(6,022)	$(6,473)	$(8,813)	$(7,256)	$(9,053)
Undistributed net investment income	$34,144	$(1,339)	$330,551	$19,537	$9,053
Undistributed net realized gain (accumulated net realized loss)	$(28,122)	$7,812	$(321,738)	$(12,281)	—

The tax character of distributions paid was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income[1]	07/31/17	$2,953,139	$4,037,361	$18,588,212	$13,746,881	$14,553,398
	07/31/16	3,045,051	4,166,539	19,808,936	13,862,738	13,933,506
Ordinary income[2]	07/31/17	23,334	—	1,461,631	328	—
	07/31/16	34	218	622,928	258	113,116
Long-term capital gains[3]	07/31/17	247,836	—	5,442,709	—	—
	07/31/16	—	—	2,365,009	—	—

Total	07/31/17	$3,224,309	$4,037,361	$25,492,552	$13,747,209	$14,553,398

	07/31/16	$3,045,085	$4,166,757	$22,796,873	$13,862,996	$14,046,622

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2017, as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$9,960	$359,674	$1,478,970	$996,138	$2,354,579
Undistributed ordinary income	—	—	142	10,550	—
Undistributed long-term capital gains	—	—	951,027	—	—
Capital loss carryforwards	—	(966,577)	—	(12,396,962)	(2,764,930)
Net unrealized gains[4]	5,753,913	6,539,935	28,676,496	25,204,815	21,810,874
Qualified late-year losses[5]	(206,217)	—	—	—	—

Total	$5,557,656	$5,933,032	$31,106,635	$13,814,541	$21,400,523

[4]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in tender option bond trusts.

[5]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MZA	MYF	MYJ
No expiration date[6]	$81,582	$5,191,487	$2,764,930
2018	816,347	7,205,475	—
2019	68,648	—	—

Total	$966,577	$12,396,962	$2,764,930

[6]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MNE	$110,767
MZA	$531,833
MYF	$1,425,780
MYJ	$1,752,917

58	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

As of July 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost	$88,166,328	$97,641,958	$407,594,778	$237,252,330	$319,066,118

Gross unrealized appreciation	$6,040,996	$6,665,125	$30,378,142	$25,751,653	$23,492,320
Gross unrealized depreciation	(287,083)	(125,190)	(1,701,646)	(546,838)	(1,681,446)

Net unrealized appreciation	$5,753,913	$6,539,935	$28,676,496	$25,204,815	$21,810,874

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

ANNUAL REPORT	JULY 31, 2017	59

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MNE, MZA, MYC, and MYJ invested a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MYC invested a significant portion of its assets in securities in the country, city, special district and school district sector. MYF and MYJ invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund, with the exception of MYF, is authorized to issue 200 million shares (an unlimited numbers of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10 except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares, including AMPS.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MZA	MYC	MYF	MYJ
2017	11,703	61,758	35,866	61,568
2016	12,268	24,607	22,435	20,556

For the years ended July 31, 2017 and July 31, 2016, shares issued and outstanding remained constant for MNE.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

60	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

VRDP Shares

MNE, MZA, MYC, MYF, and MYJ (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and the VRDP shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	9/15/11	296	$29,600,000	10/01/41
MZA	5/19/11	373	$37,300,000	6/01/41
MYC	5/19/11	1,059	$105,900,000	6/01/41
MYF	5/19/11	594	$59,400,000	6/01/41
MYJ	4/21/11	1,022	$102,200,000	5/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreements between MZA, MYC, MYF and MYJ, and the liquidity provider are for a 364 day term and were scheduled to expire on July 7, 2017. MZA, MYC, MYF and MYJ renewed the fee agreement for a 364 day term which is scheduled to expire on July 5, 2018 unless renewed or terminated in advance.

The initial fee agreement between MNE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012. The initial fee agreement was subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 21, 2012, MNE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a two year term and was scheduled to expire on December 4, 2014, unless renewed or terminated in advance. In connection with the designation of a special rate period (as described below), the fee agreement was subsequently extended until October 22, 2018, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of MNE’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for MNE, MZA, MYC and MYJ and Aa1 for MYF from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2017, the annualized dividend rates for the VRDP Shares were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rates	1.66%	1.61%	1.78%	1.61%	1.61%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P.

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Notes to Financial Statements (concluded)

A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MZA, MYC, MYF and MYJ commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period has been extended each year for an additional one-year term and is currently set to expire on June 20, 2018. Prior to June 21, 2018, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MNE commenced a term ending April 18, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MNE were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and MNE may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Shares are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2017, VRDP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MNE	$0.0445	$0.0445	VRDP	W-7	$42,308
MZA	$0.0620	$0.0620	VRDP	W-7	$53,129
MYC	$0.0620	$0.0620	VRDP	W-7	$150,842
MYF	$0.0780	$0.0780	VRDP	W-7	$89,608
MYJ	$0.0750	$0.0750	VRDP	W-7	$145,572

[1]	Net investment income dividend paid on September 1, 2017 to Common Shareholders of record on August 15, 2017.

[2]	Net investment income dividend declared on September 1, 2017, payable to Common Shareholders of record on September 15, 2017.

[3]	Dividends declared for period August 1, 2017 to August 31, 2017.

62	ANNUAL REPORT	JULY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield Investment Fund and to the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc., as of July 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2017

ANNUAL REPORT	JULY 31, 2017	63

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

64	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (continued)

under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Fund, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Fund received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and its Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and

ANNUAL REPORT	JULY 31, 2017	65

Disclosure of Investment Advisory Agreements (continued)

expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MNE noted that for the one-, three- and five-year periods reported, MNE ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MNE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MNE’s underperformance during the one-year period.

The Board of MZA noted that for each of the one-, three- and five-year periods reported, MZA ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MZA. The Composite measures a blend of total return and yield.

The Board of MYC noted that for the one-, three- and five-year periods reported, MYC ranked in the fourth, third and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYC. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MYC’s underperformance during these periods. The Board was informed that, among other things, the portfolio management team’s higher quality bias and a lower relative duration posture were the primary detractors from performance.

In further discussions with the Board, BlackRock noted that as of March 31, 2017, MYC’s performance has shown improvement for the one-year period relative to MYC’s Customized Peer Group Composite. It was also noted that for the ten-year period reported, MYC ranked in the first quartile against its Customized Peer Group Composite. Additionally, it was noted that MYC’s portfolio management team runs an investment strategy focused on high quality securities.

The Board of MYF noted that for the one-, three- and five-year periods reported, MYF ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYF. The Composite measures a blend of total return and yield.

The Board of MYJ noted that for each of the one-, three- and five-year periods reported, MYJ ranked first out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYJ. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board may receive and review information from independent third parties as part of its

66	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (concluded)

annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Fund’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of MNE noted that MNE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

MNE was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to MNE’s relatively small size measured by total net assets. BlackRock noted that relative to the Expense Peers, MNE uses a high degree of leverage, which affects the total expense ratio.

The Boards of MZA, MYC and MYJ noted that each of its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MYF noted that MYF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to its Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2017	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

68	ANNUAL REPORT	JULY 31, 2017

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited—Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	JULY 31, 2017	69

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]  For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

70	ANNUAL REPORT	JULY 31, 2017

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	MNE are Michael Perilli and Michael Kalinoski.

•	MYJ are Phillip Soccio and Ted Jaeckel.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10286	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Barclays Capital, Inc.[1] New York, NY 10019 Citigroup Global Markets Inc.[2] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

VRDP Liquidity Provider Barclays Bank PLC[1] New York, NY 10019 Citibank, N.A.[2] New York, NY 10179

[1]	For MNE.

[2]	For all Funds except MNE.

ANNUAL REPORT	JULY 31, 2017	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,895,398	95,290		3,746,561	244,127		3,866,353	124,335
MZA	4,180,549	103,556		4,172,254	111,851		4,162,554	121,551
MYC	19,929,827	482,369		19,823,543	588,653		19,928,198	483,998
MYJ	13,430,417	238,510		13,422,477	246,450		13,451,702	217,226
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	12,536,036	205,317	239,116	12,513,982	227,413	239,074	12,488,441	252,971	239,057
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	296	0		3,773,497	217,191		3,864,244	126,444
MZA	373	0		4,156,910	127,195		4,158,685	125,420
MYC	1,059	0		19,786,739	625,457		19,850,661	561,535
MYJ	1,022	0		13,406,174	262,754		13,438,619	230,308
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	594	0	0	12,499,235	242,868	238,366	12,390,868	277,879	311,722
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	296	0		3,895,398	95,290		3,904,484	86,204
MZA	373	0		4,163,177	120,928		4,164,794	119,311
MYC	1,059	0		19,887,579	524,617		19,903,851	508,345
MYJ	1,022	0		13,435,650	233,278		13,446,288	222,640
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	594	0	0	12,454,189	274,790	251,490	12,509,704	232,484	238,281
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,904,484	86,204		3,873,334	117,354
MZA	4,163,806	120,299		4,170,046	114,059
MYC	19,914,188	498,008		19,946,871	465,325
MYJ	13,457,194	211,733		13,423,782	245,146
		Votes Against	Abstain		Votes Against	Abstain
MYF	12,483,684	257,668	239,117	12,537,158	201,577	241,734

¹	Voted on by holders of preferred shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

72	ANNUAL REPORT	JULY 31, 2017

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 71, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to the Funds’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

ANNUAL REPORT	JULY 31, 2017	73

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	ANNUAL REPORT	JULY 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/17-AR